UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02628

Fidelity Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Limited Term Municipal Income Fund

Annual Report

December 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	(2.68)%	1.40%	1.06%
Class M (incl. 2.75% sales charge)	(2.67)%	1.43%	1.10%
Class C (incl. contingent deferred sales charge)	(1.64)%	1.23%	0.75%
Fidelity® Limited Term Municipal Income Fund	0.36%	2.29%	1.67%
Class I	0.36%	2.25%	1.62%
Class Z	0.42%	2.28%	1.64%

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Limited Term Municipal Income Fund, a class of the fund, on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$11,800	Fidelity® Limited Term Municipal Income Fund
$14,414	Bloomberg Municipal Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund's share classes posted gains in the range of -0.65% to 0.42%, compared, net of fees, with the 0.35% advance of the Bloomberg 1-6 Year Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Larger-than-index exposure to lower-rated investment-grade munis contributed to the fund's relative performance. These securities (rated BBB and A) typically outpaced higher-quality bonds amid strong investor demand for higher-yielding securities. Underweighting higher-quality bonds, including prerefunded securities and bonds issued by certain high-quality states, aided the fund's relative result as well. Elsewhere, overweighting health care and airport bonds added value. They rebounded strongly during 2021 as the economy emerged from Covid-related shutdowns. Conversely, the fund's underweighting in Chicago general obligation (GO) bonds detracted, as did its yield-curve positioning. The fund held more exposure to shorter-term bonds than the index, and these bonds lagged longer-term securities as the yield curve flattened. Differences in the way fund holdings and index components were priced also slightly detracted from the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2021

% of fund's net assets
Texas	11.1
Illinois	9.9
New York	7.9
New Jersey	7.3
Florida	7.3

Top Five Sectors as of December 31, 2021

% of fund's net assets
General Obligations	26.7
Transportation	22.8
Health Care	13.9
Electric Utilities	7.2
State G.O.	4.8

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	8.1%
AA,A	74.6%
BBB	11.3%
BB and Below	1.1%
Not Rated	1.2%
Short-Term Investments and Net Other Assets	3.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 96.3%
	Principal Amount (000s)	Value (000s)
Alabama - 0.9%
Birmingham Arpt. Auth. Arpt. Series 2020:
5% 7/1/26 (Build America Mutual Assurance Insured)	$555	$660
5% 7/1/27 (Build America Mutual Assurance Insured)	500	611
Black Belt Energy Gas District Bonds (Proj. No. 5) Series A, 4%, tender 10/1/26 (a)	4,000	4,536
Mobile County Board of School Commissioners:
Series 2016 A:
5% 3/1/22	585	589
5% 3/1/23	830	873
5% 3/1/24	1,225	1,344
5% 3/1/25	1,225	1,394
Series 2016 B:
5% 3/1/22	1,330	1,340
5% 3/1/24	1,210	1,328
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1%, tender 6/26/25 (a)	5,030	5,075
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/22	3,145	3,165
Southeast Energy Auth. Rev. Bonds (Proj. No. 2) Series 2021 B1:
4% 6/1/24	600	648
4% 6/1/25	725	804
4% 6/1/26	1,500	1,699
4% 6/1/27	2,440	2,812
4% 6/1/28	3,780	4,416

TOTAL ALABAMA		31,294

Alaska - 0.1%
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51 (b)	1,305	1,415
Anchorage Gen. Oblig.:
Series B, 5% 9/1/22	1,395	1,439
Series C, 5% 9/1/22	980	1,011

TOTAL ALASKA		3,865

Arizona - 3.3%
Arizona Board of Regents Arizona State Univ. Rev.:
Series 2016 A, 5% 7/1/26	275	317
Series 2021:
5% 8/1/26	1,000	1,196
5% 8/1/27	1,500	1,843
Arizona Ctfs. of Prtn. Series 2019 A:
5% 10/1/23 (Escrowed to Maturity)	1,950	2,111
5% 10/1/24 (Escrowed to Maturity)	2,025	2,279
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/22	785	819
5% 12/1/23	980	1,067
5% 12/1/24	1,465	1,657
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
5% 2/1/24	1,200	1,313
5% 2/1/25	1,100	1,249
5% 2/1/26	1,200	1,408
5% 2/1/27	1,200	1,449
Arizona State Lottery Rev. Series 2019, 5% 7/1/22 (Escrowed to Maturity)	2,045	2,094
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (a)	1,625	1,675
Series 2007, 2.7%, tender 8/14/23 (a)(c)	13,435	13,894
Series 2019, 5%, tender 6/3/24 (a)(c)	24,230	26,738
Coconino County Poll. Cont. Corp. Rev. Bonds Series 2017 B, 1.65%, tender 3/31/23 (a)	1,505	1,528
Glendale Union School District 205 Series A:
5% 7/1/26 (FSA Insured)	200	238
5% 7/1/27 (FSA Insured)	250	306
Glendale Gen. Oblig.:
Series 2015, 5% 7/1/22 (FSA Insured)	980	1,003
Series 2017, 5% 7/1/22	3,320	3,399
Glendale Trans. Excise Tax Rev. Series 2015:
5% 7/1/22 (FSA Insured)	1,145	1,172
5% 7/1/23 (FSA Insured)	1,365	1,461
Maricopa County Indl. Dev. Auth. Sr. Living Facilities (Christian Care Surprise, Inc. Proj.) Series 2016, 5% 1/1/26 (d)	1,205	1,207
Maricopa County Rev.:
Bonds Series 2019 D, 5%, tender 5/15/26 (a)	5,155	6,107
Series 2016 A, 5% 1/1/25	4,725	5,360
Maricopa County Spl. Health Care District Gen. Oblig. Series 2021 D:
5% 7/1/25	1,165	1,343
5% 7/1/26	3,000	3,571
5% 7/1/27	3,250	3,970
5% 7/1/28	3,435	4,290
Maricopa County Unified School District #48 Scottsdale Series D:
4% 7/1/24	1,000	1,090
4% 7/1/25	800	898
4% 7/1/26	900	1,035
4% 7/1/27	225	265
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 D, 5% 7/1/25	2,110	2,433
Series 2019 B:
5% 7/1/24 (c)	1,550	1,717
5% 7/1/25 (c)	1,500	1,720
Phoenix Civic Impt. Corp. Series 2019 B, 5% 7/1/28	1,910	2,345
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/22	2,415	2,520
5% 12/1/23	3,350	3,644
Pima County Swr. Sys. Rev. Series 2020 A, 5% 7/1/23	4,085	4,374
Univ. of Arizona Univ. Revs. Series 2013 A, 5% 6/1/25 (Pre-Refunded to 6/1/23 @ 100)	1,140	1,216
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/26	2,000	2,381

TOTAL ARIZONA		121,702

California - 3.5%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2021 A, 2%, tender 4/1/28 (a)	5,000	5,277
Series A, 2.95%, tender 4/1/26 (a)	5,075	5,463
Series B, 2.85%, tender 4/1/25 (a)	4,150	4,420
California Gen. Oblig.:
Series 2014, 5% 5/1/24	2,145	2,376
Series 2017, 5% 8/1/26	1,200	1,439
Series 2020:
4% 11/1/26	700	812
5% 11/1/24	2,000	2,259
Series 2021:
5% 9/1/23	3,405	3,672
5% 12/1/24	1,380	1,564
5% 9/1/27	7,500	9,276
5% 9/1/28	7,500	9,520
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2017 A, 0.7%, tender 12/1/23 (a)(c)	4,005	4,018
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C:
5% 8/1/23 (b)	1,615	1,674
5% 8/1/24 (b)	965	1,040
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2017 A1:
5% 6/1/22 (Escrowed to Maturity)	1,685	1,718
5% 6/1/23 (Escrowed to Maturity)	1,925	2,053
5% 6/1/24 (Escrowed to Maturity)	1,085	1,206
Series A, 0% 6/1/24 (Escrowed to Maturity)	3,390	3,356
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Series 2022 G:
5% 12/1/22 (b)	1,245	1,273
5% 12/1/23 (b)	1,500	1,599
5% 12/1/24 (b)	1,500	1,660
Los Angeles Dept. Arpt. Rev.:
Series 2016 A, 5% 5/15/25 (c)	1,000	1,144
Series 2017 B, 5% 5/15/25 (c)	2,265	2,591
Series 2018 B:
5% 5/15/25 (c)	1,305	1,495
5% 5/15/26 (c)	1,545	1,828
Series 2018 C, 5% 5/15/27 (c)	1,615	1,959
Series 2020 C, 5% 5/15/26 (c)	2,645	3,130
Series A, 5% 5/15/24 (c)	1,010	1,115
Los Angeles Reg'l. Arpts. Impt. Rev. Series 2012, 4.5% 1/1/27 (c)	980	991
Los Angeles Unified School District:
Series 2020 C, 5% 7/1/26	2,330	2,785
Series B1, 5% 7/1/26	4,300	5,139
Mount Diablo Unified School District Series 2022 B, 4% 8/1/26 (b)	1,290	1,458
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (a)	10,000	10,790
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	960	1,016
Palomar Health Rev. Series 2016:
5% 11/1/23	1,955	2,110
5% 11/1/24	1,955	2,188
Port of Oakland Rev. Series H:
5% 5/1/26 (c)	1,830	2,156
5% 5/1/27 (c)	3,400	4,114
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2020 C, 5% 7/1/26 (c)	1,000	1,183
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2019 A:
5% 1/1/24 (c)	1,660	1,806
5% 1/1/27 (c)	2,405	2,881
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,350	1,497
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (a)	8,000	7,958

TOTAL CALIFORNIA		127,009

Colorado - 1.7%
Colorado Health Facilities Auth. Bonds:
(Valley View Hosp. Assoc. Proj.) Series 2018, 2.8%, tender 5/15/23 (a)	1,310	1,336
Series 2019 B:
5%, tender 8/1/25 (a)	2,950	3,338
5%, tender 8/1/26 (a)	2,035	2,373
5%, tender 11/19/26 (a)	6,680	8,060
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	1,480	1,637
Series 2019 H, 4.25% 11/1/49	745	825
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	4,400	4,686
Series 2014 A, 5% 6/1/23	3,775	4,020
Series 2020, 5% 6/1/26	1,000	1,187
Colorado Springs Utils. Rev. Series 2020:
5% 11/15/25	1,320	1,546
5% 11/15/25	1,020	1,194
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (a)	14,230	15,724
Denver City & County Arpt. Rev.:
Series 2018 A, 5% 12/1/29 (c)	1,205	1,494
Series 2020 B1, 5% 11/15/24 (c)	1,500	1,684
E-470 Pub. Hwy. Auth. Rev. Series 2020 A, 5% 9/1/26	1,750	2,093
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (a)	9,030	9,390
Series 2021 C3A, 2%, tender 10/15/25 (a)	1,625	1,707
Series 2021 C3B, 2%, tender 10/15/26 (a)	1,345	1,418

TOTAL COLORADO		63,712

Connecticut - 4.7%
Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/26	1,925	2,273
Series 2018 C, 5% 6/15/23	1,265	1,351
Series 2019 A:
5% 4/15/23	2,420	2,566
5% 4/15/25	4,380	5,020
5% 4/15/26	2,355	2,788
5% 4/15/30	965	1,228
Series 2019 B:
5% 2/15/23	14,690	15,466
5% 2/15/24	16,995	18,652
Series 2021 D:
5% 7/15/24	1,990	2,220
5% 7/15/25	3,285	3,798
5% 7/15/26	3,285	3,919
5% 7/15/27	4,380	5,377
5% 7/15/28	5,045	6,343
Series C, 4% 6/1/26	1,100	1,259
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A3, 0.25%, tender 2/9/24 (a)	4,155	4,137
Series 2014 B, 1.8%, tender 7/1/24 (a)	3,150	3,230
Series 2017 B, 0.55%, tender 7/3/23 (a)	15,000	15,048
Series X2, 0.25%, tender 2/9/24 (a)	19,560	19,477
Series 2016 A, 2%, tender 7/1/26 (a)	1,725	1,831
Series 2018 S:
5% 7/1/23	1,455	1,554
5% 7/1/24	1,000	1,106
Series 2019 A:
4% 7/1/23 (d)	1,045	1,061
4% 7/1/24 (d)	1,090	1,114
5% 7/1/25 (d)	705	747
5% 7/1/28 (d)	1,315	1,427
5% 7/1/29 (d)	940	1,024
Series 2019 Q-1, 5% 11/1/23	1,870	2,028
Series 2022 M:
5% 7/1/24 (b)	175	191
5% 7/1/27 (b)	250	297
5% 7/1/28 (b)	300	363
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	255	258
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A, 5% 1/1/24	1,650	1,727
Series 2021 C:
5% 1/1/23	5,325	5,575
5% 1/1/24	1,445	1,577
5% 1/1/25	1,280	1,451
5% 1/1/26	3,395	3,982
5% 1/1/27	5,700	6,895
5% 1/1/28	3,900	4,837
Series A:
5% 5/1/24	1,000	1,106
5% 9/1/26	1,025	1,228
Hartford County Metropolitan District Gen. Oblig. Series 2021 A:
5% 9/1/27	800	987
5% 9/1/28	775	980
New Britain Gen. Oblig. Series 2009, 5% 4/1/24 (Escrowed to Maturity)	1,118	1,181
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (FSA Insured)	980	1,134
Stratford Gen. Oblig. Series 2019:
5% 1/1/25	3,890	4,398
5% 1/1/26	3,735	4,367
Univ. of Connecticut Gen. Oblig.:
Series 2013 A, 5% 2/15/22	1,000	1,006
Series 2016 A, 5% 3/15/22	775	782
Series 2019 A:
5% 11/1/26	1,000	1,205
5% 11/1/26	1,065	1,283

TOTAL CONNECTICUT		172,854

Delaware - 0.0%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (a)	1,475	1,496
District Of Columbia - 2.4%
District of Columbia Income Tax Rev. Series 2020 A:
5% 3/1/23	1,075	1,135
5% 3/1/24	715	787
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (a)	7,540	7,764
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2012 A, 5% 10/1/22 (c)	6,185	6,403
Series 2014 A, 5% 10/1/23 (c)	1,035	1,118
Series 2017 A, 5% 10/1/26 (c)	12,905	15,376
Series 2018 A, 5% 10/1/23 (c)	3,000	3,242
Series 2019 A:
5% 10/1/22 (c)	1,815	1,879
5% 10/1/23 (c)	465	502
5% 10/1/25 (c)	1,410	1,630
Series 2020 A:
5% 10/1/22 (c)	4,540	4,700
5% 10/1/23 (c)	2,390	2,583
5% 10/1/24 (c)	4,470	4,996
5% 10/1/25 (c)	4,470	5,168
Series 2021 A:
5% 10/1/25 (c)	3,000	3,468
5% 10/1/28 (c)	20,500	25,648

TOTAL DISTRICT OF COLUMBIA		86,399

Florida - 7.0%
Brevard County School Board Ctfs. of Prtn. Series 2015 C:
5% 7/1/22	3,645	3,731
5% 7/1/23	2,935	3,137
Broward County Arpt. Sys. Rev.:
Series 2012 P-1:
5% 10/1/22 (c)	600	621
5% 10/1/25 (c)	6,645	6,871
Series 2013 A, 5.125% 10/1/38 (Pre-Refunded to 10/1/23 @ 100) (c)	2,035	2,202
Series 2015 A, 5% 10/1/22 (c)	2,935	3,037
Series 2015 C, 5% 10/1/24 (c)	1,015	1,135
Series 2019 A:
5% 10/1/23 (c)	1,200	1,296
5% 10/1/24 (c)	1,300	1,453
5% 10/1/25 (c)	1,500	1,734
Series 2019 B:
5% 10/1/24 (c)	750	838
5% 10/1/25 (c)	755	873
Series C, 5% 10/1/23 (c)	3,930	4,244
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	3,180	3,255
Series 2015 A:
5% 7/1/22	3,425	3,506
5% 7/1/23	2,690	2,878
5% 7/1/24	1,290	1,434
Series 2015 B:
5% 7/1/22	4,490	4,596
5% 7/1/23	2,695	2,883
5% 7/1/24	1,120	1,245
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A:
5% 10/1/24	540	595
5% 10/1/26	1,940	2,250
Central Florida Expressway Auth. Sr. Lien Rev. Series 2021:
5% 7/1/26 (FSA Insured)	1,485	1,775
5% 7/1/27 (FSA Insured)	8,200	10,091
Florida Hsg. Fin. Corp. Rev. Series 2021 1, 3% 1/1/52	6,000	6,452
Florida Keys Aqueduct Auth. Wtr. Rev. Series 2021 B, 5% 9/1/25	2,360	2,741
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/22	1,955	2,016
5% 10/1/23	1,240	1,333
5% 10/1/24	1,955	2,179
5% 10/1/25	1,710	1,968
5% 10/1/26	1,955	2,245
Florida Muni. Pwr. Agcy. Rev. Series 2016 A, 4% 10/1/26	530	609
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016, 5% 10/1/26 (c)	1,300	1,547
Series 2017 A:
5% 10/1/25 (c)	320	370
5% 10/1/25 (Escrowed to Maturity) (c)	1,675	1,945
5% 10/1/26 (c)	545	649
5% 10/1/26 (Escrowed to Maturity) (c)	2,025	2,426
5% 10/1/27 (Escrowed to Maturity) (c)	580	714
Series 2019 A:
5% 10/1/24 (c)	12,700	14,196
5% 10/1/25 (c)	6,700	7,746
5% 10/1/27 (c)	1,840	2,246
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/23	1,295	1,378
Hillsborough County Aviation Auth. Rev. Series A:
5% 10/1/25 (c)	4,240	4,569
5% 10/1/26 (c)	2,910	3,132
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	2,025	2,095
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/22	1,955	2,001
5% 7/1/23	3,005	3,212
Lee County Arpt. Rev. Series 2021 A:
5% 10/1/23 (c)	475	512
5% 10/1/24 (c)	1,795	2,006
5% 10/1/25 (c)	3,325	3,844
Lee Memorial Health Sys. Hosp. Rev. Bonds Series 2019 A2, 5%, tender 4/1/26 (a)	4,810	5,542
Manatee County Rev. Series 2013, 5% 10/1/22	980	1,015
Manatee County School District Series 2017, 5% 10/1/24 (FSA Insured)	1,270	1,423
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/22 (c)	1,465	1,517
5% 10/1/24 (c)	1,800	1,862
Series 2014 A, 5% 10/1/31 (c)	1,750	1,948
Series 2016 A, 5% 10/1/27	1,275	1,518
Series 2020 A, 5% 10/1/23	3,810	4,119
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.) Series 2013 A:
5% 7/1/22	1,955	2,000
5% 7/1/23	1,955	1,999
Series 2014 B:
5% 7/1/22	1,465	1,499
5% 7/1/23	3,180	3,397
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. of Florida Proj.) Series 2007, 0.32%, tender 11/1/22 (a)	1,600	1,600
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (a)	8,355	9,208
Series 2014 D:
5% 11/1/22	2,960	3,077
5% 11/1/23	7,485	8,100
Series 2015 A:
5% 5/1/22	4,440	4,510
5% 5/1/23	6,360	6,751
5% 5/1/27 (FSA Insured)	1,880	2,148
Series 2015 B, 5% 5/1/24	29,155	32,161
Orange County Hsg. Fin. Auth. Multi-family Rev. Bonds Series 2021 B, 0.55%, tender 7/1/24 (a)	9,950	9,939
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23 (Escrowed to Maturity)	190	207
5% 12/1/24 (Escrowed to Maturity)	380	431
Palm Beach County Health Facilities Auth. Rev. Series 2015 C, 5% 5/15/24	1,000	1,094
Palm Beach County School Board Ctfs. of Prtn. Series 2014 B, 5% 8/1/22	980	1,007
Pasco County School District Sales Tax Rev. Series 2013, 5% 10/1/22	980	1,015
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (a)	2,170	2,169
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	980	1,129
5% 7/1/26	1,115	1,324
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	1,340	1,393
Village Cmnty. Dev. District No. 13 Series 2019, 2.625% 5/1/24	375	382

TOTAL FLORIDA		255,295

Georgia - 4.2%
Atlanta Arpt. Rev.:
Series 2014 B, 5% 1/1/22	980	980
Series 2014 C, 5% 1/1/29 (c)	900	975
Series 2020 A, 5% 7/1/26 (c)	3,000	3,549
Series 2020 B:
5% 7/1/27 (c)	4,000	4,858
5% 7/1/29 (c)	1,920	2,436
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009 1st, 2.75%, tender 3/15/23 (a)	21,200	21,782
Series 2013, 1.55%, tender 8/19/22 (a)	6,770	6,823
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (a)	6,480	6,641
Series 2012, 1.7%, tender 8/22/24 (a)	3,400	3,502
Series 2013 1st, 2.925%, tender 3/12/24 (a)	9,930	10,440
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2017 E, 3.25%, tender 2/3/25 (a)	900	969
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/26 (a)	4,840	5,661
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2020 A:
4% 11/1/23	920	979
4% 11/1/24	1,420	1,557
5% 1/1/25	1,000	1,130
5% 1/1/26	1,125	1,313
5% 1/1/26	1,000	1,167
5% 1/1/27	760	912
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series 2014 U:
5% 10/1/22	980	1,014
5% 10/1/23	2,365	2,556
Georgia Road & Thruway Auth. Rev. Series 2020:
5% 6/1/24	2,500	2,775
5% 6/1/25	5,000	5,753
5% 6/1/26	2,500	2,970
Main Street Natural Gas, Inc. Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	13,910	14,773
Series 2021 A, 4%, tender 9/1/27 (a)	15,000	17,336
Series 2021 C, 4%, tender 12/1/28 (a)	16,990	19,938
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	6,505	6,760
Private Colleges & Univs. Auth. Rev.:
(Savannah College Art & Design, Inc. Proj.) Series 2014, 5% 4/1/24 (Escrowed to Maturity)	1,810	1,997
(The Savannah College of Art & Design Projs.) Series 2021, 5% 4/1/26	1,200	1,410
Series 2020 B, 5% 9/1/25	2,570	2,982

TOTAL GEORGIA		155,938

Hawaii - 0.5%
Honolulu City & County Gen. Oblig.:
Series 2020 F:
5% 7/1/24	1,575	1,756
5% 7/1/25	1,255	1,451
5% 7/1/26	800	955
Series 2022 A:
5% 11/1/26 (b)	1,985	2,307
5% 11/1/29 (b)	2,450	3,052
Honolulu City and County Wastewtr. Sys. Series 2016 B, 5% 7/1/25	3,290	3,804
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/22 (c)	2,030	2,085
5% 8/1/23 (c)	1,440	1,545

TOTAL HAWAII		16,955

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	370	407
Illinois - 9.7%
Champaign County Cmnty. Unit:
Series 2019, 4% 6/1/24	420	455
Series 2020 A, 0% 1/1/22	200	200
Chicago Board of Ed.:
Series 2017 C:
5% 12/1/26	485	572
5% 12/1/27	1,830	2,206
Series 2018 C, 5% 12/1/24	13,000	14,554
Series 2019 A, 0% 12/1/26	3,500	3,272
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2007, 5.25% 12/1/32	2,920	4,062
Chicago Midway Arpt. Rev.:
Series 2013 B:
5% 1/1/22	4,890	4,890
5% 1/1/23	5,770	6,042
5% 1/1/25	1,700	1,778
Series 2014 A:
5% 1/1/22 (c)	2,000	2,000
5% 1/1/24 (c)	10,490	11,404
5% 1/1/26 (c)	3,475	3,776
Series 2014 B, 5% 1/1/23	2,915	3,053
Series 2016 A:
5% 1/1/27 (c)	2,810	3,255
5% 1/1/28 (c)	500	577
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/22	295	295
5% 1/1/23	525	550
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/25 (Pre-Refunded to 1/1/22 @ 100) (c)	3,670	3,670
Series 2012 B, 4% 1/1/27 (c)	1,220	1,233
Series 2013 A, 5% 1/1/23 (c)	2,730	2,856
Series 2013 B, 5% 1/1/22 (Escrowed to Maturity)	3,915	3,915
Series 2013 D, 5% 1/1/22 (Escrowed to Maturity)	3,150	3,150
Series 2015 A:
5% 1/1/24 (c)	1,230	1,337
5% 1/1/26 (c)	1,600	1,804
5% 1/1/27 (c)	1,000	1,126
Series 2015 B, 5% 1/1/24	1,525	1,664
Series 2016 A, 5% 1/1/27 (c)	840	975
Series 2017 D:
5% 1/1/26 (c)	445	517
5% 1/1/27 (c)	1,595	1,907
5% 1/1/29 (c)	215	255
Series 2020 B, 5% 1/1/26	1,310	1,533
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017, 5% 6/1/25	1,225	1,405
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,175	1,179
Cook County Cmnty. Consolidated School District No. 59 Series 2020, 4% 3/1/23	1,315	1,373
Cook County Gen. Oblig.:
Series 2012 C, 5% 11/15/22	1,260	1,312
Series 2014 A, 5% 11/15/22	1,325	1,379
Series 2021 A:
5% 11/15/22	1,350	1,405
5% 11/15/23	375	407
5% 11/15/24	425	479
5% 11/15/25	425	496
5% 11/15/26	850	1,023
5% 11/15/27	1,075	1,324
Series 2021 B:
4% 11/15/24	1,475	1,621
4% 11/15/25	1,100	1,240
4% 11/15/26	555	639
4% 11/15/27	565	661
4% 11/15/28	285	338
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 0.4%, tender 11/1/22 (a)(c)	4,800	4,797
Illinois Fin. Auth.:
Bonds Series 2020 B:
5%, tender 11/15/24 (a)	2,125	2,347
5%, tender 11/15/26 (a)	2,830	3,336
Series 2015:
5% 5/1/45 (Pre-Refunded to 5/1/25 @ 100)	1,190	1,363
5% 5/1/45 (Pre-Refunded to 5/1/25 @ 100)	7,450	8,558
Series 2020 A:
5% 8/15/23	1,000	1,076
5% 8/15/24	1,080	1,209
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	1,650	1,937
(Edward-Elmhurst Healthcare) Series 2017 A, 5% 1/1/25	740	837
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/26	4,300	5,086
5% 5/15/27	9,260	11,258
Bonds:
Series 2017 B, 5%, tender 12/15/22 (a)	4,825	5,038
Series E, 2.25%, tender 4/29/22 (a)	23,105	23,257
Series 2008 A3, 5% 11/1/30	1,545	1,845
Series 2012 A, 5% 5/15/23 (Pre-Refunded to 5/15/22 @ 100)	1,270	1,292
Series 2012, 5% 9/1/22 (Escrowed to Maturity)	3,455	3,565
Series 2015 A:
5% 11/15/22	490	510
5% 11/15/24	1,490	1,679
5% 11/15/25	1,905	2,220
5% 11/15/26	1,955	2,262
Series 2015 B, 5% 11/15/24	1,910	2,150
Series 2016 A:
5% 2/15/23	980	1,032
5% 8/15/23 (Escrowed to Maturity)	1,465	1,575
5% 8/15/24 (Escrowed to Maturity)	2,135	2,387
5.25% 8/15/28 (Pre-Refunded to 8/15/26 @ 100)	1,000	1,207
5.25% 8/15/29 (Pre-Refunded to 8/15/26 @ 100)	5,850	7,058
Series 2016 C:
5% 2/15/22	3,335	3,354
5% 2/15/23	8,870	9,345
5% 2/15/24	5,220	5,729
5% 2/15/27	1,875	2,277
Series 2016:
5% 7/1/22	2,895	2,964
5% 5/15/25	490	562
5% 5/15/26	980	1,159
5% 5/15/27	1,225	1,444
Series 2017:
5% 1/1/23	1,465	1,534
5% 1/1/25	2,260	2,565
Series 2019:
5% 9/1/23	400	429
5% 9/1/24	415	462
5% 9/1/25	300	345
5% 4/1/26	1,625	1,916
5% 9/1/26	300	355
5% 4/1/27	2,135	2,585
5% 9/1/27	500	606
5% 4/1/28	1,425	1,769
5% 4/1/29	2,000	2,534
Illinois Gen. Oblig.:
Series 2012 A, 4% 1/1/23	1,245	1,248
Series 2012:
5% 8/1/22	5,675	5,828
5% 8/1/22 (FSA Insured)	1,105	1,135
Series 2013:
5% 7/1/22	10,995	11,250
5.5% 7/1/25	265	285
Series 2014:
5% 2/1/22	2,935	2,946
5% 4/1/23	2,165	2,288
5% 2/1/25	2,275	2,480
Series 2016:
5% 2/1/24	3,100	3,384
5% 1/1/26	2,970	3,447
Series 2017 D, 5% 11/1/25	6,635	7,668
Series 2018 A, 5% 10/1/26	4,615	5,464
Series 2020 B, 5% 10/1/25	5,105	5,887
Series 2020 D:
5% 10/1/22	6,300	6,518
5% 10/1/24	5,000	5,589
Series 2021 B:
5% 3/1/22	2,485	2,504
5% 3/1/23	2,555	2,691
Illinois Hsg. Dev. Auth. Rev. Series D, 3.75% 4/1/50	740	811
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/23	1,180	1,241
Illinois Sales Tax Rev.:
Series 2013, 5% 6/15/24	2,985	3,178
Series 2021 C:
5% 6/15/23	535	570
5% 6/15/24	615	680
5% 6/15/25	355	406
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24 (Pre-Refunded to 1/15/24 @ 100)	4,715	4,628
0% 1/15/25	4,915	4,754
0% 1/15/26	3,695	3,513
McHenry County Conservation District Gen. Oblig. Series 2014, 5% 2/1/23	2,175	2,285
Metropolitan Pier & Exposition Series 2022 A, 3% 6/15/25 (b)	2,330	2,468
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/24 (Build America Mutual Assurance Insured)	1,100	1,206
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/22	9,780	9,968
5% 6/1/24	4,365	4,826

TOTAL ILLINOIS		357,125

Indiana - 2.5%
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.4%, tender 10/3/22 (a)(c)	600	600
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (a)	600	597
Series 2020 B, 0.95%, tender 4/1/26 (a)(c)	1,025	1,019
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	2,005	2,107
Indiana Fin. Auth. Hosp. Rev.:
Bonds:
Series 2011 L, 0.7%, tender 1/1/26 (a)	1,105	1,103
Series 2011 M, 0.7%, tender 1/1/26 (a)	7,795	7,778
Series 2015 B, 1.65%, tender 1/1/22 (a)	3,345	3,345
Series 2013:
5% 8/15/22	685	705
5% 8/15/23	980	1,054
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A, 5% 10/1/22	1,590	1,647
Series 2014 A, 5% 10/1/22	660	683
Series 2015 A:
5% 10/1/24	1,460	1,644
5% 10/1/25	1,590	1,789
Indiana Health Facility Fing. Auth. Rev.:
Bonds Series 2001 A2:
2%, tender 2/1/22 (a)	1,430	1,456
2%, tender 2/1/22 (a)	10	10
Series 2005 A1, 4% 11/1/22	755	779
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2019 B, 3.5% 1/1/49	1,695	1,829
Series 2021 B, 3% 7/1/50	955	1,028
Series 2021 C1, 3% 1/1/52	3,800	4,127
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.):
Series 2014 D:
5% 1/1/28 (c)	470	508
5% 1/1/30 (c)	550	594
Series 2016 A1:
5% 1/1/23 (c)	1,940	2,030
5% 1/1/24 (c)	2,715	2,951
5% 1/1/25 (c)	2,845	3,204
Series 2019 D, 5% 1/1/25 (c)	1,710	1,926
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(c)	24,505	25,447
Series 2016 A, 5%, tender 3/1/23 (a)(c)	1,200	1,264
Series 2017, 5%, tender 11/1/24 (a)(c)	1,250	1,411
Series 2019 A, 5%, tender 6/5/26 (a)(c)	15,985	18,994

TOTAL INDIANA		91,629

Iowa - 0.0%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/24 (c)	800	897
Kansas - 0.1%
Desoto Unified School District # 232 Series 2015 A, 5% 9/1/22	1,525	1,574
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	490	505
5% 9/1/23	710	763
5% 9/1/25	785	907

TOTAL KANSAS		3,749

Kentucky - 2.8%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/24	1,330	1,449
5% 2/1/25	980	1,106
Series 2019, 5% 2/1/23	625	655
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2004 A, 1.75%, tender 9/1/26 (a)(c)	9,750	10,022
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (a)	5,750	5,907
Kentucky Asset/Liability Commission Gen. Fund Rev. Series 2021 A:
5% 11/1/24	1,065	1,199
5% 11/1/25	3,000	3,485
5% 11/1/26	1,000	1,196
5% 11/1/27	1,000	1,227
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/22	1,525	1,552
5% 6/1/24	1,655	1,822
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27 (Pre-Refunded to 10/1/23 @ 100)	1,500	1,622
Series 2015, 5% 8/1/24	1,850	2,066
Series 2018, 5% 5/1/25	1,605	1,842
Series A:
5% 11/1/24	1,250	1,410
5% 11/1/25	1,650	1,926
Series B:
5% 8/1/23	2,715	2,913
5% 8/1/24	2,645	2,955
Kentucky, Inc. Pub. Energy:
Bonds:
Series 2019 A1, 4%, tender 6/1/25 (a)	10,455	11,461
Series A, 4%, tender 6/1/26 (a)	10,545	11,919
Series C1, 4%, tender 6/1/25 (a)	15,000	16,429
Series A:
4% 12/1/23	600	639
4% 12/1/25	825	926
4% 6/1/26	1,085	1,231
Louisville & Jefferson County Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	2,800	3,025
Series 2020 C, 5%, tender 10/1/26 (a)	5,985	7,164
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (c)	1,280	1,418
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	560	571
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	2,140	2,182

TOTAL KENTUCKY		101,319

Louisiana - 0.5%
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/22	980	1,003
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/23 (c)	300	314
5% 1/1/24 (c)	195	212
5% 1/1/25 (c)	195	220
5% 1/1/26 (c)	490	569
Series 2017 D2:
5% 1/1/23 (c)	390	408
5% 1/1/24 (c)	735	799
5% 1/1/25 (c)	1,390	1,565
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (a)	3,765	3,931
Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	3,555	3,613
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,400	4,680

TOTAL LOUISIANA		17,314

Maine - 0.1%
City of Portland Arpt. Series 2016, 5% 1/1/29	690	794
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2013, 5% 7/1/24 (Pre-Refunded to 7/1/23 @ 100)	350	375
Series 2021 A:
5% 7/1/28	555	685
5% 7/1/29	600	755
5% 7/1/30	500	641
Maine Tpk. Auth. Tpk. Rev. Series 2015, 5% 7/1/22	1,810	1,853

TOTAL MAINE		5,103

Maryland - 1.3%
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/24	3,220	3,588
5% 7/1/25	3,380	3,908
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	700	700
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	1,615	1,763
Series 2019 C, 3.5% 3/1/50	1,480	1,595
Series 2021 C:
0.375% 7/1/23	640	640
0.5% 1/1/24	1,000	999
0.6% 7/1/24	2,840	2,838
Maryland Dept. of Trans. Series 2021 B, 5% 8/1/27 (c)	1,805	2,191
Maryland Dept. of Trans. Consolidated Trans. Rev.:
Series 2022 A, 5% 12/1/24 (b)	740	830
Series 2022 B:
5% 12/1/23 (b)	845	883
5% 12/1/27 (b)	1,295	1,530
Series 2022, 5% 12/1/26 (b)	1,395	1,670
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A, 5% 6/1/22	1,750	1,778
Maryland Gen. Oblig. Series 2022 2D, 4% 8/1/28 (b)	7,070	8,358
Maryland Health & Higher Edl. Bonds:
Series 2020 B2, 5%, tender 7/1/27 (a)	2,480	2,964
Series 2020, 5%, tender 7/1/25 (a)	5,250	5,922
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2015:
5% 7/1/22	1,880	1,924
5% 7/1/23	980	1,048
5% 7/1/24	1,955	2,175
5% 7/1/25	1,730	1,996

TOTAL MARYLAND		49,300

Massachusetts - 1.6%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021, 4% 5/1/25	17,605	19,656
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	5,935	6,208
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds Series 2011 N, 0.45%, tender 7/1/25 (a)	2,500	2,487
Caregroup, Inc. Series 2015 H-1, 5% 7/1/25	2,655	3,057
Series 2016 I:
5% 7/1/22	585	598
5% 7/1/23	660	703
5% 7/1/24	1,075	1,187
5% 7/1/25	1,480	1,690
5% 7/1/26	980	1,153
Series 2019 A:
5% 7/1/23	525	560
5% 7/1/24	1,150	1,273
5% 7/1/25	825	945
Series 2021:
4% 7/1/23	215	225
4% 7/1/24	225	242
4% 7/1/25	235	258
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016 J, 5% 7/1/23 (c)	2,175	2,321
Series 2016, 5% 7/1/24 (c)	2,850	3,126
Series 2020 C:
5% 7/1/25 (c)	850	961
5% 7/1/26 (c)	1,900	2,207
Series 2021 B, 5% 7/1/26 (c)	1,390	1,624
Massachusetts Health & Edl. Facilities Auth. Rev. Bonds Series I, 0.7%, tender 7/1/25 (a)	2,515	2,520
Massachusetts Port Auth. Rev.:
Series 2017 A:
5% 7/1/24 (c)	3,005	3,338
5% 7/1/25 (c)	1,115	1,282
Series 2021 E, 5% 7/1/27 (c)	500	608

TOTAL MASSACHUSETTS		58,229

Michigan - 2.2%
Clarkston Cmnty. Schools Series 2015, 5% 5/1/22	1,635	1,660
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/24 (FSA Insured)	1,000	1,106
Flint Hosp. Bldg. Auth. Rev. Series 2020, 5% 7/1/24	925	1,011
Grand Blanc Cmnty. Schools Series 2013, 5% 5/1/22	1,810	1,838
Grand Rapids Pub. Schools Series 2017, 5% 5/1/23 (FSA Insured)	1,275	1,355
Grand Traverse County Hosp. Fin. Auth. Series 2021:
5% 7/1/26	550	654
5% 7/1/27	900	1,100
5% 7/1/28	725	908
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	975	992
5% 5/15/22 (Escrowed to Maturity)	5	5
5% 5/15/24	635	703
5% 5/15/24 (Escrowed to Maturity)	5	6
5% 5/15/25	1,275	1,463
5% 5/15/25 (Escrowed to Maturity)	10	11
5% 5/15/26	1,230	1,457
5% 5/15/26 (Escrowed to Maturity)	5	6
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (a)	2,000	2,119
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I, 5% 4/15/24	1,450	1,601
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.) Series 2014 D1, 5% 7/1/22 (FSA Insured)	1,920	1,965
Bonds:
Series 2015 D2, 1.2%, tender 4/13/28 (a)	635	639
Series 2019 B, 3.5%, tender 11/15/22 (a)	2,830	2,907
Series 2019 MI2, 5%, tender 2/1/25 (a)	4,830	5,482
Series 2015 A:
5% 8/1/22	2,630	2,703
5% 8/1/23	3,715	3,993
5% 8/1/26	300	335
Series 2015 D1, 0.75% 10/15/25	1,000	1,000
Series 2015 MI, 5% 12/1/23	1,020	1,110
Series 2020 A:
5% 6/1/24	1,000	1,109
5% 6/1/25	2,000	2,298
Michigan Gen. Oblig. Series 2016:
5% 3/15/22	2,280	2,301
5% 3/15/23	3,915	4,132
5% 3/15/24	6,955	7,651
Michigan Hosp. Fin. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	3,535	3,625
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2021 A, 3% 6/1/52	2,320	2,507
Series A, 3.5% 12/1/50	1,305	1,421
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(c)	3,140	3,230
Novi Cmnty. School District Series I:
4% 5/1/24	795	862
4% 5/1/25	600	670
Portage Pub. Schools Series 2016:
5% 5/1/23	1,990	2,114
5% 11/1/23	1,335	1,448
5% 5/1/24	1,880	2,077
5% 11/1/24	1,955	2,201
5% 5/1/25	1,100	1,260
5% 11/1/25	1,195	1,393
5% 11/1/28	985	1,167
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/23	490	528
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
5% 7/1/24	765	847
5% 7/1/25	500	573
5% 7/1/26	750	885

TOTAL MICHIGAN		82,428

Minnesota - 0.6%
Duluth Econ. Dev. Auth. Series 2021 A:
3% 7/1/22	180	182
3% 7/1/24	200	207
3% 7/1/25	615	642
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	980	980
5% 1/1/23	980	1,027
Series 2014 B:
5% 1/1/22 (c)	1,955	1,955
5% 1/1/23 (c)	1,480	1,549
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,950	3,232
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/22	1,160	1,160
5% 1/1/23	1,115	1,166
5% 1/1/24	1,560	1,698
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (a)(d)	2,530	2,712
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2015 A, 5% 1/1/26	2,065	2,405
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	1,080	1,080
5% 1/1/23	1,465	1,533
5% 1/1/24	980	1,069

TOTAL MINNESOTA		22,597

Mississippi - 0.2%
Mississippi Dev. Bank Spl. Oblig. (Magnolia Reg'l. Health Ctr. Proj.) Series 2021:
5% 10/1/23 (d)	830	879
5% 10/1/25 (d)	1,320	1,467
5% 10/1/27 (d)	900	1,031
Mississippi Hosp. Equip. & Facilities Auth.:
(Forrest County Gen. Hosp. Rfdg. Proj.) Series 2019 B, 5% 1/1/24	400	435
Bonds Series II, 5%, tender 3/1/27 (a)	1,130	1,332
Series I:
5% 10/1/25	600	699
5% 10/1/27	800	983

TOTAL MISSISSIPPI		6,826

Missouri - 0.6%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/22	585	589
5% 3/1/23	980	1,028
5% 3/1/24	685	745
5% 3/1/25	710	799
5% 3/1/26	980	1,136
Kansas City Indl. Dev. Auth. (Kansas City Int'l. Arpt. Term. Modernization Proj.):
Series 2020 A:
5% 3/1/26 (c)	1,185	1,384
5% 3/1/27 (c)	4,065	4,877
Series 2020 B:
5% 3/1/26	2,190	2,576
5% 3/1/27	1,535	1,859
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	435	478
Saint Louis Arpt. Rev.:
Series 2012, 5% 7/1/32 (c)	935	956
Series A, 5.25% 7/1/26 (FSA Insured)	5,370	6,446

TOTAL MISSOURI		22,873

Montana - 0.2%
Montana Board Hsg. Single Family:
Series 2019 B, 4% 6/1/50	230	256
Series 2021 B, 3% 12/1/51	2,500	2,702
Series A1, 3.5% 6/1/50	3,565	3,868

TOTAL MONTANA		6,826

Nebraska - 0.9%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	9,765	10,840
Douglas County Hosp. Auth. #2 Health Facilities Rev. Bonds Series 2020, 5%, tender 11/15/25 (a)	2,200	2,536
Lincoln Arpt. Auth. Series 2021:
5% 7/1/24 (c)	700	778
5% 7/1/26 (c)	750	889
5% 7/1/27 (c)	1,275	1,552
5% 7/1/28 (c)	1,830	2,279
5% 7/1/29 (c)	1,000	1,270
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	1,230	1,333
Series 2019 E, 3.75% 9/1/49 (c)	1,375	1,466
Nebraska Pub. Pwr. District Rev. Series 2017 B, 5% 1/1/26	1,260	1,477
Washington County Wstwtr Sol Bonds (Cargill, Inc. Projs.) Series 2012, 0.9%, tender 9/1/25 (a)(c)	7,400	7,449

TOTAL NEBRASKA		31,869

Nevada - 1.9%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/22 (c)	3,915	4,005
Series 2013 A, 5% 7/1/28 (c)	1,475	1,540
Series 2014 A2:
5% 7/1/28	525	583
5% 7/1/30	750	831
Series 2019 D, 5% 7/1/24	1,775	1,977
Series 2021 B:
5% 7/1/22 (c)	365	374
5% 7/1/23 (c)	625	667
5% 7/1/24 (c)	985	1,091
5% 7/1/27 (c)	6,000	7,268
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev.:
Series 2019 E:
5% 7/1/25	1,275	1,473
5% 7/1/27	2,245	2,749
Series B, 5% 7/1/24 (c)	2,080	2,304
Clark County Poll. Cont. Rev. Bonds Series 2017, 1.65%, tender 3/31/23 (a)	835	848
Clark County School District:
Series 2016 A, 5% 6/15/23	1,285	1,373
Series 2016 D, 5% 6/15/23	10,000	10,682
Series 2017 A:
5% 6/15/22	2,800	2,861
5% 6/15/26	1,285	1,524
Series 2017 C, 5% 6/15/23	4,800	5,127
Series 2020 B, 5% 6/15/26	5,805	6,900
Nevada Gen. Oblig. Series 2013 D1, 5% 3/1/24	2,640	2,784
Washoe County Gas & Wtr. Facilities Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 B, 3%, tender 6/1/22 (a)	5,185	5,240
Washoe County Gas Facilities Rev. Bonds:
(Sierra Pacific Pwr. Co. Proj.) Series 2016 C, 0.625%, tender 4/15/22 (a)(c)	1,350	1,350
Series 2016 F, 2.05%, tender 4/15/22 (a)(c)	4,800	4,821
Series 2016, 2.05%, tender 4/15/22 (a)(c)	2,900	2,913

TOTAL NEVADA		71,285

New Hampshire - 0.4%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B:
5% 8/15/24	600	669
5% 8/15/28	1,125	1,394
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A3, 2.15%, tender 7/1/24 (a)(c)	4,455	4,597
Series 2019 A4, 2.15%, tender 7/1/24 (a)(c)	2,250	2,321
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2014 A:
5% 1/1/24 (Escrowed to Maturity) (c)	1,120	1,218
5% 1/1/25 (Escrowed to Maturity) (c)	1,000	1,128
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2016:
5% 10/1/22	900	932
5% 10/1/23	2,785	3,004

TOTAL NEW HAMPSHIRE		15,263

New Jersey - 7.0%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/22	2,445	2,458
5% 2/15/23	2,770	2,909
Hudson County Impt. Auth. (Hudson County Courthouse Proj.) Series 2020, 4% 10/1/24	1,400	1,535
New Jersey Bldg. Auth. State Bldg. Rev. Series 2016 A, 5% 6/15/24	1,720	1,903
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (FSA Insured)	980	992
5% 6/1/23 (FSA Insured)	1,230	1,309
5% 6/1/24 (FSA Insured)	980	1,085
Series 2012 II, 5% 3/1/22	6,155	6,201
Series 2013 NN, 5% 3/1/27	3,250	3,419
Series 2013, 5% 3/1/23	13,920	14,659
Series 2014 RR, 5% 6/15/32	375	415
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	465	515
Series 2015 XX:
4% 6/15/24	550	595
5% 6/15/26	975	1,114
Series 2016 BBB, 5% 6/15/23	9,010	9,602
New Jersey Edl. Facility:
Series 2016 A:
5% 7/1/22	6,160	6,295
5% 7/1/23	3,315	3,530
5% 7/1/24	7,740	8,563
Series 2016 B, 4% 9/1/26	320	365
New Jersey Gen. Oblig.:
Series 2020 A:
5% 6/1/24	10,970	12,142
5% 6/1/25	16,670	19,108
5% 6/1/26	11,075	13,095
5% 6/1/27	12,500	15,192
Series 2021, 2% 6/1/23	5,700	5,826
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (a)	3,175	3,528
Series 2019 B2, 5%, tender 7/1/25 (a)	3,890	4,478
Series 2019 B3, 5%, tender 7/1/26 (a)	2,750	3,255
Series 2012 A, 5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	4,000	4,094
Series 2016 A:
5% 7/1/22	170	174
5% 7/1/23	595	634
5% 7/1/24	985	1,090
5% 7/1/24	475	525
5% 7/1/24	1,200	1,336
5% 7/1/25	515	589
5% 7/1/26	170	201
5% 7/1/27	255	300
Series 2016, 5% 7/1/25	275	316
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2012 1, 5% 12/1/22 (c)	1,090	1,135
Series 2015 1A, 5% 12/1/24 (c)	6,015	6,765
Series 2017 1A:
5% 12/1/22 (c)	1,250	1,302
5% 12/1/23 (c)	1,930	2,093
Series 2019 A:
5% 12/1/23	720	782
5% 12/1/24	950	1,070
Series 2020:
5% 12/1/22 (c)	605	630
5% 12/1/23 (c)	1,830	1,984
5% 12/1/24 (c)	1,360	1,529
5% 12/1/25 (c)	2,440	2,821
5% 12/1/26 (c)	3,165	3,757
Series 2021 A, 5% 12/1/25 (c)	130	150
Series 2021 B:
5% 12/1/25 (c)	315	364
5% 12/1/26 (c)	1,425	1,692
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D:
4% 4/1/22 (c)	1,655	1,669
4% 4/1/23 (c)	1,090	1,134
4% 10/1/23 (c)	1,150	1,213
4% 4/1/25 (c)	1,405	1,534
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A, 5% 6/1/22	1,350	1,376
New Jersey Tpk. Auth. Tpk. Rev. Series D, 5% 1/1/28	1,710	2,014
New Jersey Trans. Trust Fund Auth.:
Series 2006 C, 0% 12/15/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,820	1,676
Series 2010 A, 0% 12/15/27	5,520	5,054
Series 2016 A:
5% 6/15/22	2,630	2,686
5% 6/15/27	3,960	4,675
Series 2018 A, 5% 6/15/24	5,000	5,536
Series 2022 AA:
5% 6/15/23 (b)	985	1,034
5% 6/15/25 (b)	4,000	4,517
5% 6/15/26 (b)	9,745	11,332
5% 6/15/27 (b)	8,000	9,547
5% 6/15/28 (b)	10,000	12,179
Series A:
5% 12/15/24	1,780	2,008
5% 12/15/25	1,680	1,954
5% 12/15/26	2,600	3,114
Series AA, 5% 6/15/29	1,000	1,021
Rutgers State Univ. Rev. Series Q:
5% 5/1/22	690	701
5% 5/1/23	540	573

TOTAL NEW JERSEY		255,968

New Mexico - 1.2%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/25 (c)	6,250	7,214
5% 9/1/28 (c)	2,000	2,477
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (a)	3,135	3,607
New Mexico Mtg. Fin. Auth. Series 2019 C, 4% 1/1/50	4,065	4,463
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (a)	15,000	17,025
Series 2019 A:
4% 5/1/22	960	971
4% 11/1/23	710	754
4% 5/1/24	950	1,024
4% 11/1/24	1,450	1,585
4% 5/1/25	2,790	3,081

TOTAL NEW MEXICO		42,201

New York - 5.7%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/22	490	501
5% 7/1/24	1,810	2,009
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/25	4,000	4,570
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (a)	7,255	7,429
Series 2020 B, 0.85%, tender 9/1/25 (a)	19,810	19,855
Series 2021 B, 1.5%, tender 9/1/26 (a)	3,360	3,443
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.):
Series 2017 A, 5% 7/1/25	900	1,041
Series 2020 A:
5% 7/1/25	750	867
5% 7/1/26	500	596
New York Bridge Auth. Gen. Rev. Series 2021 B, 5% 1/1/27	1,500	1,815
New York City Gen. Oblig.:
Bonds Series D, 5%, tender 2/1/24 (a)	2,825	3,024
Series 2016 E, 5% 8/1/24	1,000	1,118
Series 2021 A1:
5% 8/1/25	5,020	5,819
5% 8/1/26	7,000	8,377
Series 2021 F1, 5% 3/1/23	555	586
Series A, 5% 8/1/26	1,000	1,197
Series A6, 5% 8/1/25	250	274
Series F1, 5% 6/1/25	470	542
Series I1, 5% 3/1/27	615	675
New York City Health & Hosp. Corp. Rev. Series A:
3% 2/15/24	535	564
5% 2/15/24	750	822
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (a)	2,210	2,215
Series 2021 K2, 0.9%, tender 1/1/26 (a)	12,290	12,282
Series 2021, 0.6%, tender 7/1/25 (a)	2,905	2,868
New York City Indl. Dev. Agcy. Rev. Series 2021 A:
5% 1/1/25 (FSA Insured)	1,000	1,131
5% 1/1/26 (FSA Insured)	1,000	1,168
5% 1/1/27 (FSA Insured)	1,000	1,200
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2021 DD, 5% 6/15/25	1,535	1,773
New York City Transitional Fin. Auth. Rev.:
Series 2022 A1, 5% 11/1/26	3,375	4,072
Series E1, 5% 2/1/26	475	541
New York Dorm. Auth. Rev.:
Bonds Series 2019 B2, 5%, tender 5/1/24 (a)	2,005	2,170
Series 2015 A:
5% 7/1/28	370	422
5% 7/1/28 (Pre-Refunded to 7/1/25 @ 100)	30	35
New York Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. (NY Muni. Wtr. Fin. Auth. Projs.) Series 2020 A:
5% 6/15/23	2,000	2,138
5% 6/15/24	1,400	1,558
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
Series 2012 A, 5% 11/15/25	1,340	1,394
Series 2016 A, 5% 11/15/24	525	594
Series 2016 B1:
5% 11/15/24	670	758
5% 11/15/25	1,000	1,171
Series 2017 B1, 4% 11/15/25	250	283
Series 2017 B2:
5% 11/15/23	1,350	1,468
5% 11/15/25	1,450	1,698
New York Metropolitan Trans. Auth. Rev.:
Series 2012 B, 5% 11/15/22	1,955	2,033
Series 2015 A, 5% 11/15/24	1,000	1,123
Series 2015 A1, 5% 11/15/29	765	864
Series 2016 A:
5% 11/15/23	2,680	2,903
5% 11/15/23	1,450	1,571
Series 2017 B:
5% 11/15/23	4,025	4,360
5% 11/15/24	665	747
New York State Dorm. Auth.:
Series 2018 A, 5% 3/15/27	970	1,185
Series 2019 D, 5% 2/15/25	1,030	1,176
Series 2021 A, 5% 3/15/27	2,975	3,636
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 D2, 0.65%, tender 11/1/25 (a)	2,770	2,758
Series 2021 J2:
1%, tender 11/1/26 (a)	1,770	1,770
1.1%, tender 5/1/27 (a)	6,610	6,610
Series J, 0.75% 5/1/25	3,030	3,034
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2021 232:
5% 4/1/22 (c)	700	708
5% 4/1/25 (c)	1,130	1,284
5% 10/1/26 (c)	1,580	1,876
Series 221, 3.5% 10/1/32 (c)	500	538
New York State Urban Dev. Corp. Series 2020 E, 5% 3/15/27	12,130	14,810
New York Thruway Auth. Gen. Rev. Series 2014 K, 5% 1/1/32	795	894
New York Trans. Dev. Corp. (Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A:
5% 12/1/22 (c)	250	260
5% 12/1/24 (c)	1,500	1,684
5% 12/1/25 (c)	1,400	1,614
5% 12/1/26 (c)	740	877
Series 2020 C:
5% 12/1/24	1,000	1,126
5% 12/1/25	800	925
5% 12/1/26	1,250	1,485
5% 12/1/27	1,250	1,517
New York Urban Dev. Corp. Rev.:
Series 2015 A, 5% 3/15/26	250	291
Series 2016 A:
5% 3/15/26	5,275	6,256
5% 3/15/27	1,000	1,181
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A:
5% 4/1/25 (c)	625	710
5% 4/1/27 (c)	1,350	1,623
Onondaga County Ind. Dev. Agcy. Swr. Facilities Rev. (Bristol-Meyers Squibb Co. Proj.) Series 1994, 5.75% 3/1/24 (c)	6,520	7,230
Suffolk County Gen. Oblig.:
Series 2022 A:
5% 6/15/24 (b)	655	718
5% 6/15/25 (b)	695	787
5% 6/15/29 (b)	965	1,199
Series 2022 B:
5% 10/1/23 (b)	650	684
5% 10/1/25 (b)	800	900
5% 10/1/26 (b)	410	473
5% 10/1/28 (b)	670	805
Syracuse Reg'l. Arpt. Auth. Series 2021:
5% 7/1/25 (c)	750	860
5% 7/1/26 (c)	1,145	1,350
5% 7/1/27 (c)	1,515	1,830
Triborough Bridge & Tunnel Auth. Bonds Series 2021 A2:
2%, tender 5/15/26 (a)	7,870	8,230
2%, tender 5/15/28 (a)	2,575	2,733
Yonkers Gen. Oblig. Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	2,500	2,588

TOTAL NEW YORK		209,879

New York And New Jersey - 0.6%
Port Auth. of New York & New Jersey:
Series 178, 5% 12/1/23 (c)	1,060	1,151
Series 185, 5% 9/1/23 (c)	2,870	3,087
Series 188, 5% 5/1/25 (c)	1,910	2,184
Series 193:
5% 10/15/25 (c)	3,550	4,121
5% 10/15/29 (c)	1,350	1,556
Series 223:
5% 7/15/25 (c)	1,500	1,727
5% 7/15/26 (c)	2,250	2,668
5% 7/15/27 (c)	1,785	2,170
5% 7/15/28 (c)	2,500	3,106

TOTAL NEW YORK AND NEW JERSEY		21,770

North Carolina - 2.5%
Charlotte Int'l. Arpt. Rev.:
Series 2019 B, 5% 7/1/27 (c)	735	893
Series 2021 B:
5% 7/1/26 (c)	5,535	6,548
5% 7/1/27 (c)	4,500	5,465
5% 7/1/28 (c)	1,545	1,922
5% 7/1/29 (c)	865	1,097
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds:
Series 2021 B, 5%, tender 12/2/24 (a)	4,200	4,747
Series 2021 C, 5%, tender 12/1/28 (a)	1,570	1,998
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/25 (Escrowed to Maturity)	1,115	1,294
5% 10/1/26 (Escrowed to Maturity)	1,360	1,629
North Carolina Cap. Facilities Fin. Agcy. Edl. Facilities Rev. Series 2021, 5% 5/1/25	260	296
North Carolina Grant Anticipation Rev.:
Series 2017:
5% 3/1/22	3,580	3,608
5% 3/1/23	3,580	3,778
Series 2021:
5% 3/1/25	3,000	3,431
5% 3/1/26	3,250	3,840
5% 3/1/27	2,305	2,807
5% 3/1/28	2,375	2,963
North Carolina Hsg. Fin. Agcy. Home Ownership Rev. Series 43, 4% 7/1/50	6,380	7,053
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	4,235	4,267
Series 2019 C, 2.55%, tender 6/1/26 (a)	7,335	7,776
North Carolina Med. Care Commission Hosp. Rev. Bonds Series 2021 B, 5%, tender 2/1/26 (a)	1,110	1,304
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	4,890	4,890
5% 1/1/23	1,465	1,534
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2020 C, 5% 2/1/24	13,610	14,834
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A, 5% 5/1/27 (c)	355	429
Union County Enterprise Systems Rev. Series 2021:
5% 6/1/25	1,000	1,155
5% 6/1/26	750	894
5% 6/1/27	775	952

TOTAL NORTH CAROLINA		91,404

North Dakota - 0.2%
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	1,575	1,698
Series 2021 B, 3% 7/1/52	4,210	4,570

TOTAL NORTH DAKOTA		6,268

Ohio - 2.4%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5% 11/15/24	1,955	2,187
Series 2020:
5% 11/15/26	375	445
5% 11/15/27	185	225
Allen County Hosp. Facilities Rev.:
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	5,280	5,362
Series 2020 A, 5% 12/1/23	1,045	1,136
American Muni. Pwr., Inc. Rev.:
Bonds Series 2021 A2, 1%, tender 8/15/24 (a)	2,150	2,177
Series 2021 A:
5% 2/15/26	300	353
5% 2/15/27	400	484
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/24 (FSA Insured)	1,175	1,282
5% 1/1/25 (FSA Insured)	1,225	1,388
5% 1/1/26 (FSA Insured)	490	554
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,100	2,135
5% 6/15/23	1,815	1,909
Franklin County Hosp. Facilities Rev. Series 2016 C, 5% 11/1/23	2,800	3,041
Hamilton County Healthcare Facilities Rev. Series 2012, 5.25% 6/1/26	1,000	1,019
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/27	1,000	1,226
5% 8/1/28	1,000	1,256
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.)) Series 2021:
5% 8/1/27	575	705
5% 8/1/28	500	628
Ohio Cap. Facilities Lease (Adult Correctional Bldg. Fund Projs.) Series 2021 A:
5% 10/1/23	2,360	2,552
5% 10/1/25	2,000	2,328
5% 10/1/26	1,750	2,103
Ohio Hosp. Facilities Rev.:
Series 2017 A:
5% 1/1/22	1,665	1,665
5% 1/1/23	1,955	2,047
5% 1/1/24	1,865	2,036
5% 1/1/25	2,035	2,309
Series 2021 B:
5% 1/1/23	450	471
5% 1/1/24	1,725	1,884
5% 1/1/25	1,935	2,195
5% 1/1/26	2,275	2,669
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	330	365
Series 2021 C, 3.25% 3/1/51	18,100	19,816
Ohio Spl. Oblig. Series 2020 A, 5% 2/1/22	1,525	1,531
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/22	1,075	1,081
5% 2/15/23	2,075	2,181
5% 2/15/24	3,215	3,515
5% 2/15/25	2,065	2,342
5% 2/15/26	1,285	1,506
Series 2019, 5% 2/15/29	2,220	2,573
Univ. of Akron Gen. Receipts Series 2019 A:
5% 1/1/23	445	465
5% 1/1/24	760	828
5% 1/1/25	1,100	1,244

TOTAL OHIO		87,218

Oklahoma - 0.1%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/24	500	554
5% 8/15/25	500	572
5% 8/15/26	800	940
Oklahoma Hsg. Fin. Agcy. Collateralized Bonds Series 2019, 1.6%, tender 1/1/22	480	480
Oklahoma Tpk. Auth. Tpk. Rev. Series 2017 D, 5% 1/1/25	775	880

TOTAL OKLAHOMA		3,426

Oregon - 1.3%
Gilliam County Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.):
Series 2000 A, 2.4%, tender 5/2/22 (a)(c)	2,500	2,504
Series 2003 A, 2.4%, tender 5/2/22 (a)(c)	2,275	2,289
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(c)	13,550	13,648
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	21,105	21,741
Oregon Facilities Auth. Rev. (Samaritan Health Svcs. Proj.):
Series 2020 A:
5% 10/1/24	200	224
5% 10/1/25	225	260
5% 10/1/26	150	179
Series A, 5% 10/1/27	150	183
Oregon State Hsg. & Cmnty. Svcs. Dept. (Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	1,665	1,817
Port of Portland Arpt. Rev.:
Series 2020 27 A, 5% 7/1/29 (c)	430	544
Series 26 C, 5% 7/1/23 (c)	2,140	2,283
Series 27 A, 5% 7/1/26 (c)	1,515	1,789

TOTAL OREGON		47,461

Pennsylvania - 1.8%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
5% 1/1/26 (c)	1,750	2,033
5% 1/1/27 (c)	2,000	2,389
5% 1/1/28 (c)	2,250	2,749
Allegheny County Indl. Dev. Auth. Rev. Series 2021, 3.5% 12/1/31	1,075	1,031
Allegheny County Sanitation Auth. Swr. Rev. Series 2020 A:
4% 6/1/25	200	223
5% 6/1/26	1,000	1,184
Commonwealth Fing. Auth. Rev. Series 2020 A:
5% 6/1/24	1,475	1,634
5% 6/1/25	1,150	1,321
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,445	2,466
Series B, 1.8%, tender 8/15/22 (a)	5,280	5,323
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	190	203
Series 2019, 5% 9/1/29	1,000	1,269
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2017 A, 0.58%, tender 8/1/24 (a)(c)	1,100	1,096
Series 2011, 2.15%, tender 7/1/24 (a)(c)	1,000	1,035
Pennsylvania Gen. Oblig. Series 2017, 5% 1/1/27	3,955	4,789
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2014, 5% 12/1/22	835	872
Series 2016 C, 5% 8/15/25	2,855	3,314
Pennsylvania Hsg. Fin. Agcy.:
Series 2020 13 2A, 3.5% 4/1/51	1,020	1,086
Series 2021 137, 3% 10/1/51	5,900	6,413
Pennsylvania Tpk. Commission Tpk. Rev. Series 2021 B:
5% 12/1/25	860	1,002
5% 12/1/26	1,000	1,201
5% 12/1/27	750	924
Philadelphia Arpt. Rev.:
Series 2015 A, 5% 6/15/24 (c)	600	664
Series 2017 A, 5% 7/1/24	490	545
Series 2017 B:
5% 7/1/24 (c)	4,790	5,306
5% 7/1/25 (c)	1,700	1,946
Series 2021:
5% 7/1/28 (c)	3,100	3,839
5% 7/1/29 (c)	1,830	2,314
Philadelphia School District:
Series 2018 A:
5% 9/1/24	1,000	1,118
5% 9/1/25	700	808
5% 9/1/26	750	886
Series 2019 A:
5% 9/1/22	1,250	1,289
5% 9/1/23	315	339
5% 9/1/24	1,050	1,175
5% 9/1/25	1,200	1,390
Series 2019 B, 5% 9/1/24	1,000	1,118
Reading School District Series 2017:
5% 3/1/25 (FSA Insured)	320	362
5% 3/1/26 (FSA Insured)	260	304
5% 3/1/27 (FSA Insured)	250	301
5% 3/1/28 (FSA Insured)	245	296

TOTAL PENNSYLVANIA		67,557

Rhode Island - 1.0%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/22	1,955	1,988
5% 5/15/23	1,180	1,252
5% 5/15/24	2,300	2,536
5% 5/15/25	5,385	6,152
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	5,910	6,779
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	835	910
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	1,505	1,633
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2019 A:
5% 12/1/23 (c)	750	811
5% 12/1/24 (c)	1,000	1,120
5% 12/1/25 (c)	1,250	1,437
5% 12/1/26 (c)	1,000	1,179
5% 12/1/28 (c)	510	626
Series 2021 A, 5% 12/1/27 (c)	900	1,088
Series A:
4% 12/1/26 (c)	1,350	1,459
5% 12/1/26 (c)	1,200	1,423
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/24	1,885	2,088
5% 6/1/26	3,425	3,923
5% 6/1/27	980	1,118

TOTAL RHODE ISLAND		37,522

South Carolina - 0.8%
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	2,020	2,036
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	2,565	2,696
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,345	4,717
5% 12/1/26	1,075	1,225
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	1,210	1,346
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 C:
5% 12/1/22	1,075	1,121
5% 12/1/23	4,890	5,319
Series 2015 A, 5% 12/1/25	1,000	1,148
Series 2015 C, 5% 12/1/22	1,360	1,419
Series 2021 A:
5% 12/1/26	670	807
5% 12/1/27	750	925
Series 2021 B:
5% 12/1/24	1,400	1,582
5% 12/1/25	500	585
5% 12/1/26	500	603
5% 12/1/27	450	555
5% 12/1/28	800	1,008
Series A, 5% 12/1/23	2,995	3,258

TOTAL SOUTH CAROLINA		30,350

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev. Series 2014 B, 5% 11/1/22	365	379
Tennessee - 1.1%
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B:
5% 7/1/26 (c)	2,000	2,358
5% 7/1/27 (c)	2,435	2,945
5% 7/1/28 (c)	3,125	3,863
5% 7/1/29 (c)	3,800	4,797
5% 7/1/30 (c)	3,000	3,861
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	11,590	12,916
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	6,040	6,282
Tennessee Hsg. Dev. Agcy. Residential Series 2021 3A, 3% 1/1/52	1,735	1,883

TOTAL TENNESSEE		38,905

Texas - 10.9%
Aledo Independent School District Series 2015, 0% 2/15/24	1,195	1,185
Austin Arpt. Sys. Rev.:
Series 2019 B:
5% 11/15/23 (c)	620	674
5% 11/15/24 (c)	675	758
5% 11/15/25 (c)	650	754
Series 2019, 5% 11/15/24 (c)	2,500	2,807
Austin Independent School District Series 2015 B, 5% 8/1/25	2,050	2,376
Birdville Independent School District Series 2021, 5% 2/15/26	800	942
Central Reg'l. Mobility Auth.:
Series 2016:
5% 1/1/22	1,465	1,465
5% 1/1/23	2,395	2,506
5% 1/1/24	3,295	3,590
5% 1/1/26	2,800	3,270
Series 2020 F, 5% 1/1/25	4,455	4,925
Series 2021 C, 5% 1/1/27	6,865	7,970
City of Denton Series 2020 A, 5% 2/15/26	1,025	1,208
Clear Creek Independent School District Bonds Series 2021 B, 0.28%, tender 8/15/24 (a)	4,370	4,348
Clint Independent School District Series 2015 A, 5% 2/15/26	1,600	1,821
Collin County Series 2020:
5% 2/15/26	1,040	1,227
5% 2/15/27	2,040	2,480
Comal County Series 2017, 4% 2/1/26	1,780	2,021
Cypress-Fairbanks Independent School District:
Bonds:
Series 2014 B1, 1.25%, tender 8/15/22 (a)	2,420	2,435
Series 2015 B1, 0.28%, tender 8/15/24 (a)	6,700	6,629
Series 2015 B2, 0.28%, tender 8/15/24(a)	10,500	10,389
Series 2020 A, 5% 2/15/25	1,330	1,515
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 A, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100) (c)	1,000	1,039
Series 2013 F, 5% 11/1/22	4,890	5,086
Series 2014 A, 5.25% 11/1/27 (c)	1,175	1,274
Series 2014 B, 5% 11/1/29 (Pre-Refunded to 11/1/22 @ 100) (c)	1,235	1,283
Series 2014 D, 5% 11/1/23 (c)	1,905	2,066
Series 2020 A, 5% 11/1/26	2,595	3,117
Dallas Gen. Oblig. Series 2018, 5% 2/15/25	2,060	2,344
Dallas Independent School District:
Bonds:
Series 2016, 5%, tender 2/15/22 (a)	150	151
Series B6:
5%, tender 2/15/22 (a)	3,865	3,886
5%, tender 2/15/22 (a)	3,900	3,922
Series 2021, 4% 2/15/25	1,835	2,035
Denton Independent School District:
Bonds Series 2014 B, 2%, tender 8/1/24 (a)	1,970	2,046
Series 2016, 0% 8/15/25	1,610	1,576
El Paso Independent School District Series 2020:
5% 8/15/23	500	538
5% 8/15/24	650	728
Fort Bend Independent School District Bonds:
Series 2019 A, 1.95%, tender 8/1/22 (a)	8,300	8,379
Series 2020 B, 0.875%, tender 8/1/25 (a)	9,720	9,894
Series 2021 B, 0.72%, tender 8/1/26 (a)	3,535	3,525
Fort Worth Gen. Oblig.:
Series 2015 A, 5% 3/1/23	1,670	1,763
Series 2020:
5% 3/1/26	3,800	4,476
5% 3/1/27	4,050	4,911
5% 3/1/27	4,130	5,008
Fort Worth Independent School District:
Series 2015, 5% 2/15/22	1,580	1,589
Series 2019 B, 5% 2/15/25	1,620	1,846
Goose Creek Consolidated Independent School District Bonds Series 2021 B, 0.6%, tender 8/17/26 (a)	3,500	3,458
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Series 2016, 5% 11/15/25	1,500	1,750
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/26 (a)	6,545	7,826
Series 2020 A, 0.9%, tender 5/15/25 (a)	1,850	1,851
Series 2020 C, 5%, tender 12/1/26 (a)	7,000	8,375
Series 2014 A, 5% 12/1/26	1,085	1,223
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (c)	3,720	3,807
Series 2018 A:
5% 7/1/23 (c)	750	802
5% 7/1/25 (c)	1,550	1,778
Series 2018 B, 5% 7/1/22	1,000	1,024
Series 2018 C:
5% 7/1/23 (c)	1,500	1,605
5% 7/1/26 (c)	500	591
5% 7/1/27 (c)	905	1,098
Series 2020 B, 5% 7/1/26	2,250	2,676
Houston Gen. Oblig. Series 2017 A, 5% 3/1/27	1,545	1,877
Houston Independent School District Bonds Series 2014 A, 4%, tender 6/1/23 (a)	6,270	6,589
Kilgore Independent School District Series 2020, 5% 2/15/26	1,075	1,268
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/22 (c)	1,000	1,039
5% 11/1/23 (c)	2,125	2,304
5% 11/1/26 (c)	1,075	1,244
5% 11/1/30 (c)	1,960	2,259
Series 2021:
5% 11/1/23 (c)	895	970
5% 11/1/24 (c)	2,615	2,932
5% 11/1/25 (c)	3,920	4,536
5% 11/1/26 (c)	2,845	3,386
5% 11/1/27 (c)	2,885	3,514
5% 11/1/28 (c)	11,150	13,860
5% 11/1/29 (c)	11,705	14,798
Lower Colorado River Auth. Rev.:
(Lcra Transmission Svcs. Corp. Proj.) Series 2021, 5% 5/15/25	1,315	1,507
Series 2022:
5% 5/15/25 (FSA Insured) (b)	1,670	1,896
5% 5/15/26 (FSA Insured) (b)	1,805	2,117
5% 5/15/27 (FSA Insured) (b)	1,385	1,665
Lubbock Elec. Lt. & Pwr. Sys. Rev. Series 2021, 5% 4/15/27	1,450	1,765
Mansfield Independent School District Series 2016, 5% 2/15/24	4,185	4,586
McKinney Independent School District Series 2021:
5% 2/15/25	1,000	1,142
5% 2/15/26	1,245	1,470
5% 2/15/27	1,300	1,583
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (a)	1,645	1,701
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2018, 0.475%, tender 7/1/24 (a)(c)	8,320	8,351
New Caney Independent School District Bonds Series 2018, 1.25%, tender 8/15/24 (a)	4,100	4,176
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,425	2,837
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (a)	2,345	2,441
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,545	1,599
North Texas Tollway Auth. Rev. Series 2019 B, 5% 1/1/25	1,435	1,627
Northside Independent School District Bonds:
Series 2019, 1.6%, tender 8/1/24 (a)	7,780	7,986
Series 2020, 0.7%, tender 6/1/25 (a)	9,665	9,677
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (a)	6,615	6,777
Pearland Gen. Oblig. Series 2020, 5% 3/1/24	715	784
Pflugerville Independent School District Bonds Series 2019 B, 2.5%, tender 8/15/23 (a)	1,480	1,529
Pharr San Juan Alamo Independent School District Series 2016, 5% 2/1/26	1,130	1,284
Prosper Independent School District Bonds Series 2019 B, 2%, tender 8/15/23 (a)	10,000	10,269
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/22 (c)	705	722
5% 7/1/22 (c)	690	706
5% 7/1/23 (c)	555	594
5% 7/1/23 (c)	505	540
5% 7/1/24 (c)	1,750	1,938
5% 7/1/24 (c)	1,000	1,108
5% 7/1/25 (c)	1,250	1,434
5% 7/1/25 (c)	1,350	1,546
5% 7/1/26 (c)	1,500	1,772
5% 7/1/26 (c)	1,460	1,721
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2015 D, 1.125%, tender 12/1/26 (a)	10,810	10,960
Series 2018, 2.75%, tender 12/1/22 (a)	10,100	10,323
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012, 5% 9/15/22	3,365	3,473
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/23 (Escrowed to Maturity)	980	1,054
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	1,465	1,723
Series 2017 A, 5% 2/15/24	1,955	2,144
Tarrant Reg'l. Wtr. District (City of Dallas Proj.) Series 2021 A, 4% 9/1/25	2,815	3,172
Texas Gen. Oblig. Series 2020 B:
3% 8/1/25 (c)	4,610	4,995
3% 8/1/26 (c)	4,845	5,330
4% 8/1/27(c)	5,085	5,934
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (a)	15,910	15,802
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	1,550	1,665
Wichita Falls Independent School District Series 2021:
3% 2/1/22	1,530	1,533
4% 2/1/25	600	664
4% 2/1/26	850	966
4% 2/1/27	1,100	1,280
4% 2/1/28	900	1,066

TOTAL TEXAS		401,151

Utah - 0.5%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/27 (c)	510	618
Series 2018 A, 5% 7/1/26 (c)	2,550	3,013
Series 2021 B:
5% 7/1/24	250	278
5% 7/1/25	530	611
5% 7/1/26	1,150	1,367
5% 7/1/27	750	917
Utah County Hosp. Rev. Bonds Series 2020 B2, 5%, tender 8/1/26 (a)	10,605	12,626

TOTAL UTAH		19,430

Vermont - 0.1%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (St. Michael's College Proj.) Series 2012, 5% 10/1/22	300	310
Vermont Hsg. Fin. Agcy. Series 2021 B, 3% 11/1/51	1,940	2,109
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2017 A, 5% 6/15/27 (c)	560	664
Series 2021 A:
5% 6/15/27 (c)	350	415
5% 6/15/28 (c)	425	513
5% 6/15/29 (c)	400	488

TOTAL VERMONT		4,499

Virginia - 0.8%
Arlington County IDA Hosp. Facilities Series 2020, 5% 7/1/25	500	576
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,290	2,540
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(c)	1,500	1,509
Halifax County Indl. Dev. Auth. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 0.45%, tender 4/1/22 (a)	3,995	3,997
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (a)	6,750	6,771
Norfolk Arpt. Auth. Series 2021 A:
5% 7/1/27	750	917
5% 7/1/28	1,000	1,248
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	1,185	1,314
5% 6/15/25	980	1,125
5% 6/15/26	1,680	1,989
Sussex County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(c)	945	951
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.):
Series 2009 A, 0.75%, tender 9/2/25 (a)	3,000	3,026
Series 2010 A, 1.2%, tender 5/31/24 (a)	1,725	1,753
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	800	817

TOTAL VIRGINIA		28,533

Washington - 2.4%
King County Hsg. Auth. Rev.:
Series 2019:
4% 11/1/24	1,075	1,178
4% 11/1/25	1,260	1,418
4% 11/1/30	1,575	1,878
Series 2021:
2% 12/1/23	775	795
3% 6/1/25	830	890
4% 12/1/28	375	441
4% 12/1/30	575	682
4% 12/1/31	450	532
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (a)	18,985	19,033
Port of Seattle Rev.:
Series 2013, 5% 7/1/24 (c)	775	827
Series 2015 B, 5% 3/1/25	450	503
Series 2016 B:
5% 10/1/22 (c)	2,445	2,532
5% 10/1/23 (c)	2,965	3,203
Series 2019:
5% 4/1/22 (c)	1,785	1,805
5% 4/1/23 (c)	1,985	2,099
5% 4/1/24 (c)	3,035	3,335
5% 4/1/25 (c)	2,700	3,072
Series 2021 C:
5% 8/1/24 (c)	3,290	3,662
5% 8/1/25 (c)	2,660	3,061
5% 8/1/26 (c)	3,655	4,334
5% 8/1/27 (c)	2,260	2,746
5% 8/1/28 (c)	6,320	7,841
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	1,545	1,547
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/22	785	785
5% 1/1/25	660	749
5% 1/1/26	390	458
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	2,170	2,212
Washington Gen. Oblig. Series R 2021 A, 5% 6/1/23	1,670	1,782
Washington Health Care Facilities Auth. Rev.:
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/24	805	834
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	1,450	1,652
5% 8/15/26	2,560	2,999
5% 8/15/27	2,425	2,910
Bonds Series 2019 B, 5%, tender 8/1/24 (a)	4,575	4,995
Washington Hsg. Fin. Commission Series 2021 2N:
5% 12/1/25	915	1,066
5% 6/1/27	500	606

TOTAL WASHINGTON		88,462

West Virginia - 0.2%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1%, tender 9/1/25 (a)(c)	5,650	5,689
Wisconsin - 1.7%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 5% 1/1/27	1,085	1,301
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/22 (c)	1,440	1,501
5.25% 12/1/23 (c)	1,505	1,640
Milwaukee Gen. Oblig.:
Series 2018 N4, 5% 4/1/25	7,860	8,967
Series 2020 N4, 5% 4/1/23	10,000	10,584
Pub. Fin. Auth. Hosp. Rev. Series 2020 A, 5% 6/1/22	300	306
Wisconsin Gen. Oblig. Series 2014 4, 5% 5/1/25	575	649
Wisconsin Health & Edl. Facilities:
(Hosp. Sisters Svcs., Inc.) Series 2014 A, 5% 11/15/22	3,305	3,440
Bonds:
Series 2018 B:
5%, tender 1/25/23 (a)	8,800	9,220
5%, tender 1/31/24 (a)	8,810	9,652
Series 2018 C1, 5%, tender 7/29/26 (a)	1,210	1,442
Series 2020 C, 5%, tender 2/15/27 (a)	5,000	5,911
Series 2019 A, 2.25% 11/1/26	1,000	1,003
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	1,590	1,716
Series 2021 C, 3% 9/1/52	2,225	2,415
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (a)	400	400
0.81%, tender 5/1/25 (a)	1,335	1,334

TOTAL WISCONSIN		61,481

Wyoming - 0.1%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021, 4% 5/1/27	370	428
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2020 3:
5% 6/1/22 (c)	1,625	1,655
5% 12/1/22 (c)	745	775

TOTAL WYOMING		2,858

TOTAL MUNICIPAL BONDS
(Cost $3,469,543)		3,533,969

Municipal Notes - 4.4%
Arizona - 0.1%
Maricopa County Indl. Dev. Auth. Participating VRDN Series 2021 XG 03 09, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,700	$1,700
California - 0.0%
Fresno Calif Unified School District Participating VRDN Series 2021 XF 11 04, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	1,100	1,100
Florida - 0.3%
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series XM 08 91, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(e)(f)	2,800	2,800
Tampa Hosp. Rev. Participating VRDN:
Series XM 08 85, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	6,975	6,975
Series XM 08 86, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,140	1,140

TOTAL FLORIDA		10,915

Georgia - 0.0%
Griffin-Spalding County Hosp. Participating VRDN Series Floaters XL 00 76, 0.26% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,000	1,000
Illinois - 0.2%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series XM 09 17, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,620	2,620
Series XM 09 18, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,000	2,000
Metropolitan Pier & Exposition Participating VRDN Series XF 09 65, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,901	2,901

TOTAL ILLINOIS		7,521

Kentucky - 0.1%
Kentucky Hsg. Corp. Hsg. Rev. Participating VRDN Series XF 10 93, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,600	2,600
Michigan - 0.1%
Michigan Bldg. Auth. Rev. Participating VRDN Series 2021 XF 11 15, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,100	2,100
Montana - 0.1%
Montana Facility Fin. Auth. Participating VRDN Series 2021 XF 11 14, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	1,750	1,750
Nebraska - 0.1%
Univ. of Nebraska Facilities Corp. Participating VRDN Series 2021 XF 11 03, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,640	2,640
New Jersey - 0.3%
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series XM 09 10, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,100	2,100
Series XM 09 12, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,600	1,600
New Jersey Trans. Trust Fund Auth. Participating VRDN Series XF 09 75, 0.26% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,100	2,100
Newark Gen. Oblig. BAN:
Series 2021 C, 1.25% 7/25/22	1,400	1,408
Series 2021:
1.25% 10/3/22	2,000	2,015
1.25% 10/3/22	2,040	2,055

TOTAL NEW JERSEY		11,278

New York - 2.2%
Elmira City School District BAN Series 2021, 1.5% 6/24/22	37,315	37,555
New York Metropolitan Trans. Auth. Rev.:
BAN Series 2019 D1, 5% 9/1/22	38,000	39,174
Participating VRDN:
Series XM 08 89, 0.15% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,100	2,100
Series XM 09 35, 0.26% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	800	800
New York Thruway Auth. Gen. Rev. Participating VRDN Series XF 09 18, 0.15% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	700	700
Oneida County Indl. Dev. Agcy. Rev. (Mohawk Valley Cmnty. College Dorm. Corp. Proj.) Series 2004 A, 0.2% 1/7/22, LOC Manufacturers & Traders Trust Co., VRDN (a)	1,320	1,320

TOTAL NEW YORK		81,649

Ohio - 0.2%
Columbus Gen. Oblig. Participating VRDN Series DB 80 75, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	5,505	5,505
Oregon - 0.0%
Oregon St Hsg. & Cmnty. Svcs. Dep Participating VRDN Series 2021 XF 11 23, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	1,400	1,400
Pennsylvania - 0.3%
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Participating VRDN Series XF 10 95, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	6,600	6,600
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series 2021 XL 01 80, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,480	2,480

TOTAL PENNSYLVANIA		9,080

South Carolina - 0.0%
South Carolina Pub. Svc. Auth. Rev. Participating VRDN Series 2021 XF 12 43, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,455	1,455
Tennessee - 0.0%
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Participating VRDN Series XF 10 97, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	1,200	1,200
Texas - 0.2%
Austin Affordable Pfc, Inc. Multifamily Hsg. Rev. Participating VRDN Series XF 11 19, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,000	2,000
North Central Texas Hsg. Fin. Corp. Mu Participating VRDN Series XF 10 99, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	1,100	1,100
North Texas Tollway Auth. Rev. Participating VRDN:
Series 2021 XF 12 20, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,900	1,900
Series 2021 XF 12 25, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	1,200	1,200
Series XF 12 21, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(e)(f)	2,300	2,300

TOTAL TEXAS		8,500

Utah - 0.2%
Utah Hsg. Corp. Multi-family Hsg. Rev. Participating VRDN Series 2021 XF 11 00, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	8,400	8,400
TOTAL MUNICIPAL NOTES
(Cost $159,547)		159,793
	Shares	Value (000s)

Money Market Funds - 0.6%
Fidelity Municipal Cash Central Fund 0.11% (g)(h)
(Cost $23,945)	23,942,221	23,947
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $3,653,035)		3,717,709
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(48,406)
NET ASSETS - 100%		$3,669,303

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,669,000 or 0.3% of net assets.

 (e) Provides evidence of ownership in one or more underlying municipal bonds.

 (f) Coupon rates are determined by re-marketing agents based on current market conditions.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$99,679	$718,428	$794,180	$109	$18	$2	$23,947	1.8%
Total	$99,679	$718,428	$794,180	$109	$18	$2	$23,947

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$3,693,762	$--	$3,693,762	$--
Money Market Funds	23,947	23,947	--	--
Total Investments in Securities:	$3,717,709	$23,947	$3,693,762	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	26.7%
Transportation	22.8%
Health Care	13.9%
Electric Utilities	7.2%
Others* (Individually Less Than 5%)	29.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,629,090)	$3,693,762
Fidelity Central Funds (cost $23,945)	23,947
Total Investment in Securities (cost $3,653,035)		$3,717,709
Cash		100
Receivable for fund shares sold		2,445
Interest receivable		38,347
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		4
Receivable from investment adviser for expense reductions		295
Other receivables		2
Total assets		3,758,909
Liabilities
Payable for investments purchased on a delayed delivery basis	$81,245
Payable for fund shares redeemed	5,902
Distributions payable	904
Accrued management fee	1,071
Distribution and service plan fees payable	58
Other affiliated payables	360
Other payables and accrued expenses	66
Total liabilities		89,606
Net Assets		$3,669,303
Net Assets consist of:
Paid in capital		$3,604,627
Total accumulated earnings (loss)		64,676
Net Assets		$3,669,303
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($223,074 ÷ 20,676 shares)(a)		$10.79
Maximum offering price per share (100/97.25 of $10.79)		$11.10
Class M:
Net Asset Value and redemption price per share ($7,682 ÷ 713 shares)(a)		$10.77
Maximum offering price per share (100/97.25 of $10.77)		$11.07
Class C:
Net Asset Value and offering price per share ($9,598 ÷ 891 shares)(a)		$10.77
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,564,933 ÷ 238,156 shares)		$10.77
Class I:
Net Asset Value, offering price and redemption price per share ($419,868 ÷ 38,965 shares)		$10.78
Class Z:
Net Asset Value, offering price and redemption price per share ($444,148 ÷ 41,222 shares)		$10.77

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2021
Investment Income
Interest		$57,544
Income from Fidelity Central Funds		106
Total income		57,650
Expenses
Management fee	$12,480
Transfer agent fees	3,524
Distribution and service plan fees	693
Accounting fees and expenses	598
Custodian fees and expenses	33
Independent trustees' fees and expenses	11
Registration fees	204
Audit	62
Legal	4
Miscellaneous	16
Total expenses before reductions	17,625
Expense reductions	(3,793)
Total expenses after reductions		13,832
Net investment income (loss)		43,818
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,365
Fidelity Central Funds	18
Capital gain distributions from Fidelity Central Funds	3
Total net realized gain (loss)		1,386
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(34,434)
Fidelity Central Funds	2
Total change in net unrealized appreciation (depreciation)		(34,432)
Net gain (loss)		(33,046)
Net increase (decrease) in net assets resulting from operations		$10,772

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,818	$47,935
Net realized gain (loss)	1,386	2,791
Change in net unrealized appreciation (depreciation)	(34,432)	43,009
Net increase (decrease) in net assets resulting from operations	10,772	93,735
Distributions to shareholders	(45,557)	(51,432)
Share transactions - net increase (decrease)	384,852	329,384
Total increase (decrease) in net assets	350,067	371,687
Net Assets
Beginning of period	3,319,236	2,947,549
End of period	$3,669,303	$3,319,236

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.89	$10.72	$10.49	$10.53	$10.45
Income from Investment Operations
Net investment income (loss)A	.102	.141	.150	.135	.122
Net realized and unrealized gain (loss)	(.094)	.183	.250	(.038)	.086
Total from investment operations	.008	.324	.400	.097	.208
Distributions from net investment income	(.103)	(.142)	(.150)	(.135)	(.121)
Distributions from net realized gain	(.005)	(.012)	(.020)	(.002)	(.007)
Total distributions	(.108)	(.154)	(.170)	(.137)	(.128)
Net asset value, end of period	$10.79	$10.89	$10.72	$10.49	$10.53
Total ReturnB,C	.07%	3.04%	3.83%	.93%	2.00%
Ratios to Average Net AssetsD,E
Expenses before reductions	.80%	.80%	.80%	.81%	.81%
Expenses net of fee waivers, if any	.66%	.66%	.78%	.81%	.81%
Expenses net of all reductions	.66%	.66%	.78%	.81%	.81%
Net investment income (loss)	.94%	1.31%	1.41%	1.28%	1.15%
Supplemental Data
Net assets, end of period (in millions)	$223	$202	$180	$155	$234
Portfolio turnover rateF	20%	19%	43%	27%G	33%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class M

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$10.70	$10.47	$10.51	$10.43
Income from Investment Operations
Net investment income (loss)A	.104	.142	.154	.139	.126
Net realized and unrealized gain (loss)	(.095)	.182	.250	(.038)	.087
Total from investment operations	.009	.324	.404	.101	.213
Distributions from net investment income	(.104)	(.142)	(.154)	(.139)	(.126)
Distributions from net realized gain	(.005)	(.012)	(.020)	(.002)	(.007)
Total distributions	(.109)	(.154)	(.174)	(.141)	(.133)
Net asset value, end of period	$10.77	$10.87	$10.70	$10.47	$10.51
Total ReturnB,C	.08%	3.06%	3.88%	.98%	2.04%
Ratios to Average Net AssetsD,E
Expenses before reductions	.72%	.74%	.75%	.76%	.77%
Expenses net of fee waivers, if any	.65%	.65%	.74%	.76%	.76%
Expenses net of all reductions	.65%	.65%	.74%	.76%	.76%
Net investment income (loss)	.95%	1.32%	1.45%	1.33%	1.19%
Supplemental Data
Net assets, end of period (in millions)	$8	$10	$12	$15	$17
Portfolio turnover rateF	20%	19%	43%	27%G	33%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$10.70	$10.47	$10.51	$10.43
Income from Investment Operations
Net investment income (loss)A	.024	.064	.072	.057	.043
Net realized and unrealized gain (loss)	(.094)	.182	.250	(.038)	.087
Total from investment operations	(.070)	.246	.322	.019	.130
Distributions from net investment income	(.025)	(.064)	(.072)	(.057)	(.043)
Distributions from net realized gain	(.005)	(.012)	(.020)	(.002)	(.007)
Total distributions	(.030)	(.076)	(.092)	(.059)	(.050)
Net asset value, end of period	$10.77	$10.87	$10.70	$10.47	$10.51
Total ReturnB,C	(.65)%	2.31%	3.08%	.19%	1.24%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.51%	1.52%	1.54%	1.55%	1.55%
Expenses net of fee waivers, if any	1.38%	1.38%	1.52%	1.55%	1.55%
Expenses net of all reductions	1.38%	1.38%	1.52%	1.54%	1.55%
Net investment income (loss)	.22%	.59%	.67%	.55%	.41%
Supplemental Data
Net assets, end of period (in millions)	$10	$15	$20	$32	$40
Portfolio turnover rateF	20%	19%	43%	27%G	33%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$10.70	$10.47	$10.51	$10.43
Income from Investment Operations
Net investment income (loss)A	.134	.172	.185	.170	.157
Net realized and unrealized gain (loss)	(.095)	.182	.250	(.038)	.087
Total from investment operations	.039	.354	.435	.132	.244
Distributions from net investment income	(.134)	(.172)	(.185)	(.170)	(.157)
Distributions from net realized gain	(.005)	(.012)	(.020)	(.002)	(.007)
Total distributions	(.139)	(.184)	(.205)	(.172)	(.164)
Net asset value, end of period	$10.77	$10.87	$10.70	$10.47	$10.51
Total ReturnB	.36%	3.34%	4.18%	1.28%	2.35%
Ratios to Average Net AssetsC,D
Expenses before reductions	.46%	.46%	.46%	.46%	.47%
Expenses net of fee waivers, if any	.37%	.37%	.45%	.46%	.47%
Expenses net of all reductions	.37%	.37%	.45%	.46%	.47%
Net investment income (loss)	1.23%	1.60%	1.74%	1.63%	1.49%
Supplemental Data
Net assets, end of period (in millions)	$2,565	$2,420	$2,245	$2,393	$2,740
Portfolio turnover rateE	20%	19%	43%	27%F	33%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.88	$10.71	$10.48	$10.51	$10.44
Income from Investment Operations
Net investment income (loss)A	.133	.172	.178	.162	.149
Net realized and unrealized gain (loss)	(.094)	.183	.250	(.028)	.077
Total from investment operations	.039	.355	.428	.134	.226
Distributions from net investment income	(.134)	(.173)	(.178)	(.162)	(.149)
Distributions from net realized gain	(.005)	(.012)	(.020)	(.002)	(.007)
Total distributions	(.139)	(.185)	(.198)	(.164)	(.156)
Net asset value, end of period	$10.78	$10.88	$10.71	$10.48	$10.51
Total ReturnB	.36%	3.34%	4.11%	1.29%	2.17%
Ratios to Average Net AssetsC,D
Expenses before reductions	.54%	.55%	.54%	.54%	.54%
Expenses net of fee waivers, if any	.37%	.37%	.51%	.54%	.54%
Expenses net of all reductions	.37%	.37%	.51%	.54%	.54%
Net investment income (loss)	1.23%	1.60%	1.68%	1.55%	1.42%
Supplemental Data
Net assets, end of period (in millions)	$420	$335	$276	$269	$327
Portfolio turnover rateE	20%	19%	43%	27%F	33%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class Z

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$10.71	$10.48	$10.41
Income from Investment Operations
Net investment income (loss)B	.140	.178	.189	.048
Net realized and unrealized gain (loss)	(.094)	.173	.250	.067
Total from investment operations	.046	.351	.439	.115
Distributions from net investment income	(.141)	(.179)	(.189)	(.045)
Distributions from net realized gain	(.005)	(.012)	(.020)	–
Total distributions	(.146)	(.191)	(.209)	(.045)
Net asset value, end of period	$10.77	$10.87	$10.71	$10.48
Total ReturnC,D	.42%	3.31%	4.22%	1.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.42%	.43%	.43%	.43%G
Expenses net of fee waivers, if any	.31%	.31%	.40%	.43%G
Expenses net of all reductions	.31%	.31%	.40%	.43%G
Net investment income (loss)	1.29%	1.66%	1.79%	1.78%G
Supplemental Data
Net assets, end of period (in millions)	$444	$336	$214	$28
Portfolio turnover rateH	20%	19%	43%	27%I

 A For the period October 2, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Limited Term Municipal Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$69,059
Gross unrealized depreciation	(4,359)
Net unrealized appreciation (depreciation)	$64,700
Tax Cost	$3,653,009

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$64,700

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Tax-exempt Income	$43,829	$ 47,915
Ordinary Income	-	278
Long-term Capital Gains	1,728	3,239
Total	$45,557	$ 51,432

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Limited Term Municipal Income Fund	1,257,068	680,060

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$556	$98
Class M	-%	.25%	21	–(a)
Class C	.75%	.25%	116	27
			$693	$125

 (a) Amount represents less than $500.

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$15
Class M	2
Class C(a)	–(b)
$17

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) Amount represents less than $500.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$392.18
Class M	8.09
Class C	16.14
Limited Term Municipal Income	2,256.09
Class I	658.17
Class Z	194.05
	$3,524

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Limited Term Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Limited Term Municipal Income Fund	7,071	–	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Limited Term Municipal Income Fund	$6

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2023. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.66%	$308
Class M	.65%	6
Class C	1.38%	15
Limited Term Municipal Income	.37%	2,324
Class I	.37%	667
Class Z	.31%	436
		$3,756

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $32.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Limited Term Municipal Income Fund
Distributions to shareholders
Class A	$2,205	$2,606
Class M	84	156
Class C	33	121
Limited Term Municipal Income	33,020	38,803
Class I	5,002	5,099
Class Z	5,213	4,647
Total	$45,557	$51,432

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Limited Term Municipal Income Fund
Class A
Shares sold	8,243	6,740	$89,569	$72,679
Reinvestment of distributions	195	232	2,111	2,499
Shares redeemed	(6,349)	(5,142)	(68,892)	(54,968)
Net increase (decrease)	2,089	1,830	$22,788	$20,210
Class M
Shares sold	115	267	$1,245	$2,823
Reinvestment of distributions	7	14	78	145
Shares redeemed	(295)	(505)	(3,195)	(5,432)
Net increase (decrease)	(173)	(224)	$(1,872)	$(2,464)
Class C
Shares sold	315	383	$3,423	$4,111
Reinvestment of distributions	3	10	30	110
Shares redeemed	(839)	(863)	(9,102)	(9,248)
Net increase (decrease)	(521)	(470)	$(5,649)	$(5,027)
Limited Term Municipal Income
Shares sold	90,381	74,997	$980,282	$806,919
Reinvestment of distributions	2,180	2,638	23,610	28,386
Shares redeemed	(77,064)	(64,776)	(834,331)	(691,829)
Net increase (decrease)	15,497	12,859	$169,561	$143,476
Class I
Shares sold	18,053	16,173	$195,847	$173,940
Reinvestment of distributions	428	434	4,637	4,668
Shares redeemed	(10,350)	(11,558)	(112,152)	(123,393)
Net increase (decrease)	8,131	5,049	$88,332	$55,215
Class Z
Shares sold	18,531	17,243	$200,944	$185,601
Reinvestment of distributions	356	326	3,852	3,508
Shares redeemed	(8,593)	(6,670)	(93,104)	(71,135)
Net increase (decrease)	10,294	10,899	$111,692	$117,974

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Limited Term Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Limited Term Municipal Income Fund
Class A	.66%
Actual		$1,000.00	$997.40	$3.32
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Class M	.65%
Actual		$1,000.00	$997.40	$3.27
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Class C	1.38%
Actual		$1,000.00	$993.80	$6.94
Hypothetical-C		$1,000.00	$1,018.25	$7.02
Limited Term Municipal Income	.37%
Actual		$1,000.00	$998.80	$1.86
Hypothetical-C		$1,000.00	$1,023.34	$1.89
Class I	.37%
Actual		$1,000.00	$999.80	$1.87
Hypothetical-C		$1,000.00	$1,023.34	$1.89
Class Z	.31%
Actual		$1,000.00	$999.10	$1.56
Hypothetical-C		$1,000.00	$1,023.64	$1.58

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $1,400,205, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2021, 100% of the fund's income dividends were free from federal income tax, and 19.34% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conductsophisticated quantitative and fundamental analysis, as wellas credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.66%, 0.65%, 1.38%, 0.37%, 0.31%, and 0.37% through April 30, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

STM-ANN-0322
1.536709.125

Fidelity Flex® Funds

Fidelity Flex® Municipal Income Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® Municipal Income Fund	2.31%	3.73%

 A From October 12, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Municipal Income Fund on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$11,672	Fidelity Flex® Municipal Income Fund
$11,685	Bloomberg Municipal Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund gained 2.31%, outpacing, net of fees, the 1.52% advance of the benchmark, the Bloomberg Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Larger-than-benchmark exposure to bonds issued by Illinois and related entities, including Chicago Public Schools and the Metropolitan Pier and Exposition Authority, helped versus the benchmark given that they were some of the muni market's biggest gainers in 2021. Overweighting lower-quality investment-grade bonds in the health care and higher education segments also contributed to relative performance. Exposure to lower-quality investment-grade munis in other market niches contributed to the fund's relative performance as well. They benefited from the comparatively high income they generated and better-than-average price performance as credit spreads tightened. Conversely, yield-curve positioning slightly detracted. The fund had more exposure to shorter-term bonds than the benchmark, and these bonds lagged longer-term securities as the yield curve flattened. Differences in the way fund holdings and benchmark components were priced modestly detracted from fund's relative result as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2021

% of fund's net assets
New York	13.2
Illinois	9.3
Pennsylvania	7.1
California	6.3
Texas	5.5

Top Five Sectors as of December 31, 2021

% of fund's net assets
General Obligations	25.9
Transportation	20.6
Health Care	12.2
Education	10.2
Special Tax	7.9

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	8.4%
AA,A	62.3%
BBB	14.4%
BB and Below	1.9%
Not Rated	1.3%
Short-Term Investments and Net Other Assets	11.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 88.3%
	Principal Amount	Value
Alabama - 0.3%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	100,000	123,698
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	$110,000	$128,650
4% 12/1/41	85,000	97,400
4% 12/1/49	190,000	215,057
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	100,000	114,258
5% 4/1/26	100,000	118,108
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	1,095,000	1,214,304

TOTAL ALABAMA		2,011,475

Alaska - 0.2%
Alaska Hsg. Fin. Corp. Series 2021 A, 4% 12/1/29	845,000	1,021,624
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51 (b)	220,000	238,604

TOTAL ALASKA		1,260,228

Arizona - 2.6%
Arizona Board of Regents Arizona State Univ. Rev. Series 2012 A, 5% 7/1/32 (Pre-Refunded to 7/1/22 @ 100)	10,000	10,235
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	185,000	207,281
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A, 5% 2/1/28	1,000,000	1,238,278
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A, 4% 9/1/46	1,750,000	2,027,118
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/26	450,000	485,616
5% 5/1/29	290,000	316,461
5% 5/1/33	565,000	608,466
Arizona State Lottery Rev. Series 2019, 5% 7/1/23 (Escrowed to Maturity)	415,000	444,442
Bullhead City Excise Taxes Series 2021 2:
0.95% 7/1/26	250,000	247,917
1.15% 7/1/27	375,000	372,019
1.3% 7/1/28	485,000	480,025
1.5% 7/1/29	600,000	594,394
1.65% 7/1/30	825,000	816,959
1.7% 7/1/31	450,000	444,868
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (a)	65,000	66,992
Series 2007, 2.7%, tender 8/14/23 (a)(c)	600,000	620,487
Series 2019, 5%, tender 6/3/24 (a)(c)	1,980,000	2,184,927
Glendale Union School District 205 Series A:
4% 7/1/36 (FSA Insured)	545,000	666,963
4% 7/1/37 (FSA Insured)	1,000,000	1,220,859
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	10,000	10,687
5% 7/1/48	10,000	10,605
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	100,000	124,036
Series 2021 A, 4% 9/1/51	775,000	897,118
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	300,000	298,858
6% 1/1/48 (d)	300,000	297,269
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 B, 5% 7/1/35 (c)	300,000	372,743
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2021 A, 5% 7/1/45	1,000,000	1,305,205
Univ. of Arizona Univ. Revs. Series 2015 A, 5% 6/1/22	10,000	10,198
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/24	190,000	211,564

TOTAL ARIZONA		16,592,590

California - 6.3%
Alameda Corridor Trans. Auth. Rev. Series 2016 B, 5% 10/1/37	300,000	350,946
California Edl. Facilities Auth. Rev. Series T1, 5% 3/15/39	65,000	96,867
California Gen. Oblig.:
Series 2020:
4% 11/1/37	1,000,000	1,215,546
4% 11/1/45	2,000,000	2,220,402
Series 2021:
5% 9/1/32	2,175,000	2,942,874
5% 10/1/41	5,435,000	7,127,394
California Health Facilities Fing. Auth. Rev. Series 2013 A, 5% 8/15/52 (Pre-Refunded to 8/15/23 @ 100)	445,000	478,999
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	197,854	225,692
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2021 B, 4% 5/1/46	1,265,000	1,499,450
Series 2022 C:
5% 8/1/29 (b)	155,000	190,447
5% 8/1/32 (b)	285,000	361,912
Series 2021 C:
5% 11/1/26	5,000,000	6,026,839
5% 11/1/27	2,380,000	2,947,229
5% 11/1/28	2,500,000	3,171,248
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	105,000	109,878
Los Angeles Dept. Arpt. Rev. Series F, 5% 5/15/44 (c)	175,000	215,076
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2021 B, 5% 7/1/51	1,550,000	1,992,785
Series B, 5% 7/1/50	1,070,000	1,364,858
Los Angeles Hbr. Dept. Rev. Series 2019 A:
5% 8/1/22 (c)	155,000	159,263
5% 8/1/24 (c)	310,000	344,095
5% 8/1/25 (c)	110,000	126,328
Middle Fork Proj. Fin. Auth. Series 2020, 5% 4/1/26	1,000,000	1,169,634
Mount Diablo Unified School District Series 2022 B:
4% 8/1/31 (b)	225,000	274,982
4% 8/1/34 (b)	320,000	386,685
Sacramento County Arpt. Sys. Rev. Series 2018 C, 5% 7/1/39 (c)	105,000	128,051
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 A, 5% 7/1/49	500,000	616,175
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A, 5% 5/1/49 (c)	3,000,000	3,670,835
Series 2019 B, 5% 5/1/49	45,000	55,480
Univ. of California Revs. Series 2018 AZ, 5% 5/15/43	130,000	160,421
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	190,000	224,840
Series 2017 B:
5% 7/1/29	115,000	137,799
5% 7/1/30	230,000	274,370

TOTAL CALIFORNIA		40,267,400

Colorado - 2.5%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	40,000	47,452
5% 10/1/43	50,000	58,818
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 4% 9/1/35	35,000	38,904
Bonds Series 2019 B:
5%, tender 8/1/26 (a)	110,000	128,266
5%, tender 11/19/26 (a)	210,000	253,390
Series 2019 A:
5% 11/1/25	435,000	506,224
5% 11/15/39	190,000	242,144
Series 2019 A1, 4% 8/1/44	195,000	223,904
Series 2019 A2, 5% 8/1/44	845,000	1,037,652
Colorado Health Facilities Auth. Rev. Bonds Series 2016 C, 5%, tender 11/15/26 (a)	275,000	331,711
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	65,000	71,896
Series 2019 H, 4.25% 11/1/49	35,000	38,777
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020, 5% 6/1/31	105,000	132,965
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2021 B, 5% 11/1/28	725,000	919,662
Colorado Univ. Co. Hosp. Auth. Rev. Series 2012 A, 5% 11/15/42	845,000	878,020
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (c)	25,000	27,124
5% 11/15/26 (c)	50,000	59,702
Series 2018 A, 5% 12/1/34 (c)	1,125,000	1,530,623
Denver City & County Board Wtr. Rev.:
Series 2020 A:
5% 9/15/45	1,190,000	1,532,577
5% 9/15/46	1,820,000	2,341,155
Series 2020 B:
5% 9/15/27	2,000,000	2,481,069
5% 9/15/28	2,000,000	2,547,037
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2021 C3A, 2%, tender 10/15/25 (a)	255,000	267,801
Series 2021 C3B, 2%, tender 10/15/26 (a)	210,000	221,362
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/25 (FSA Insured)	40,000	46,070
Series 2020, 5% 12/1/30 (FSA Insured)	220,000	280,532

TOTAL COLORADO		16,244,837

Connecticut - 3.9%
Bridgeport Gen. Oblig. Series 2021 A:
5% 8/1/32	300,000	390,875
5% 8/1/33	800,000	1,039,549
5% 8/1/34	500,000	648,399
Connecticut Gen. Oblig.:
Series 2016 B:
5% 5/15/25	220,000	252,911
5% 5/15/26	125,000	148,375
Series 2016 D, 5% 8/15/25	210,000	243,510
Series 2018 F:
5% 9/15/24	100,000	112,287
5% 9/15/25	100,000	116,285
Series 2019 A, 5% 4/15/26	115,000	136,148
Series 2020 A, 4% 1/15/34	300,000	359,488
Series 2021 B, 5% 6/1/41	1,125,000	1,468,535
Series 2021 D:
5% 7/15/24	260,000	290,083
5% 7/15/25	430,000	497,195
5% 7/15/26	425,000	507,084
5% 7/15/27	570,000	699,757
5% 7/15/28	655,000	823,514
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds Series 2020 B:
5%, tender 1/1/25 (a)	200,000	225,091
5%, tender 1/1/27 (a)	330,000	394,428
Series 2018 K1:
5% 7/1/26	680,000	790,370
5% 7/1/28	1,120,000	1,360,359
Series 2019 A, 5% 7/1/49 (d)	130,000	136,578
Series 2019 Q-1:
5% 11/1/25	90,000	104,773
5% 11/1/26	95,000	114,059
Series 2020 K, 4% 7/1/45	1,000,000	1,147,685
Series 2021 G:
4% 3/1/46	235,000	276,971
4% 3/1/51	380,000	444,362
Series 2022 M, 4% 7/1/39 (b)	415,000	482,523
Series A, 5% 7/1/26	160,000	177,990
Series E, 5% 7/1/42	250,000	275,744
Series K1:
5% 7/1/27	1,100,000	1,309,869
5% 7/1/30	1,000,000	1,201,733
5% 7/1/34	725,000	861,862
5% 7/1/36	450,000	533,433
5% 7/1/39	490,000	578,262
Series K3, 5% 7/1/43	215,000	252,184
Series L1:
4% 7/1/28	750,000	887,135
4% 7/1/29	750,000	899,851
4% 7/1/30	1,000,000	1,202,679
Series N:
5% 7/1/25	390,000	440,781
5% 7/1/26	575,000	666,963
5% 7/1/27	430,000	510,038
Series R, 5% 6/1/36	900,000	1,158,965
Connecticut Hsg. Fin. Auth. Series 2021 B1, 3% 11/15/49	340,000	366,252
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2012 A, 5% 1/1/24	80,000	83,733
Univ. of Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/22	85,000	85,818
Series 2019 A, 5% 11/1/25	140,000	163,501

TOTAL CONNECTICUT		24,867,987

District Of Columbia - 0.5%
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/31	185,000	230,634
5% 10/1/44	1,000,000	1,234,399
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A, 5% 10/1/26 (c)	440,000	524,265
Series 2019 A, 5% 10/1/25 (c)	70,000	80,930
Series 2020 A:
5% 10/1/25 (c)	440,000	508,703
5% 10/1/26 (c)	320,000	381,284
5% 10/1/27 (c)	110,000	134,334
5% 10/1/28 (c)	55,000	68,811
Washington Convention & Sports Auth. Series 2018 A:
5% 10/1/23	100,000	107,950
5% 10/1/24	100,000	112,157
5% 10/1/25	100,000	116,097

TOTAL DISTRICT OF COLUMBIA		3,499,564

Florida - 3.1%
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	255,000	288,947
Broward County Arpt. Sys. Rev.:
Series 2015 C, 5% 10/1/24 (c)	45,000	50,300
Series 2017, 5% 10/1/42 (c)	1,365,000	1,637,758
Series 2019 A, 5% 10/1/49 (c)	1,000,000	1,224,946
Broward County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 7/1/23	50,000	53,493
Series 2016, 5% 7/1/26	230,000	273,198
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	500,000	620,192
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	110,000	123,571
Florida Higher Edl. Facilities Fing. Auth. (St. Leo Univ. Proj.) Series 2019, 5% 3/1/24	390,000	419,581
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	160,000	175,348
Florida Keys Aqueduct Auth. Wtr. Rev. Series 2021 B, 5% 9/1/25	325,000	377,432
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	105,000	120,124
5% 10/1/29	80,000	90,866
5% 10/1/30	70,000	79,312
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2017 A, 5% 10/1/31 (c)	125,000	151,181
Series 2019 A:
5% 10/1/22 (c)	300,000	310,681
5% 10/1/23 (c)	300,000	324,290
5% 10/1/24 (c)	300,000	335,335
5% 10/1/25 (c)	300,000	346,843
5% 10/1/32 (c)	300,000	377,638
5% 10/1/38 (c)	430,000	536,797
5% 10/1/54 (c)	1,620,000	1,973,465
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1, 5% 4/1/44	665,000	815,926
Miami-Dade County Aviation Rev.:
Series 2015 A, 5% 10/1/27 (c)	620,000	713,089
Series 2016 A, 5% 10/1/29	145,000	173,049
Series 2017 B, 5% 10/1/40 (c)	810,000	964,562
Series 2020 A:
4% 10/1/40	300,000	354,840
5% 10/1/25	245,000	284,734
Miami-Dade County Expressway Auth. Series 2014 A, 5% 7/1/25	395,000	438,892
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (a)	100,000	110,211
Series 2015 A, 5% 5/1/28	290,000	329,631
Series 2015 D, 5% 2/1/26	10,000	11,705
Miami-Dade County Wtr. & Swr. Rev. Series 2021, 5% 10/1/32	155,000	206,166
Orange County Health Facilities Auth. Series 2016 A, 5% 10/1/39	60,000	70,604
Orange County Hsg. Fin. Auth. Multi-family Rev. Bonds Series 2021 B, 0.55%, tender 7/1/24 (a)	1,600,000	1,598,161
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (a)	365,000	364,851
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/26	100,000	119,265
5% 8/15/42	5,000	6,056
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/26	100,000	116,395
Series 2015 A, 5% 12/1/40	410,000	461,042
Tampa Hosp. Rev.:
(H Lee Moffitt Cancer Ctr. Proj.) Series 2016 B, 5% 7/1/29	25,000	29,306
(H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B, 4% 7/1/39	1,000,000	1,170,387
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/34	700,000	503,829
0% 9/1/35	750,000	518,298
0% 9/1/36	800,000	530,198
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	30,000	36,792
5% 10/15/49	60,000	73,171

TOTAL FLORIDA		19,892,458

Georgia - 5.0%
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/29 (c)	140,000	151,728
Series 2019 B, 5% 7/1/25 (c)	60,000	68,811
Atlanta Wtr. & Wastewtr. Rev. Series 2018 B, 5% 11/1/47	1,000,000	1,222,460
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	150,000	190,651
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994:
2.15%, tender 6/13/24 (a)	1,140,000	1,182,958
2.25%, tender 5/25/23 (a)	315,000	322,809
Series 2013 1st, 2.925%, tender 3/12/24 (a)	330,000	346,957
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/27	210,000	257,923
Fulton County Dev. Auth. Rev. Series 2019:
4% 6/15/49	40,000	46,181
5% 6/15/52	145,000	179,143
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2018 A, 5% 1/1/22	375,000	375,000
Series 2019 A:
4% 1/1/49	245,000	276,047
5% 1/1/23	450,000	470,828
5% 1/1/26	165,000	192,626
5% 1/1/30	55,000	68,233
5% 1/1/34	375,000	463,451
Series 2021 A:
4% 1/1/35 (FSA Insured)	400,000	469,458
4% 1/1/36 (FSA Insured)	410,000	479,992
4% 1/1/37 (FSA Insured)	470,000	549,105
4% 1/1/40 (FSA Insured)	385,000	447,572
4% 1/1/41	480,000	548,044
5% 1/1/23	100,000	104,598
5% 1/1/25 (FSA Insured)	200,000	226,634
5% 1/1/26 (FSA Insured)	425,000	496,890
5% 1/1/28 (FSA Insured)	400,000	493,218
5% 1/1/31 (FSA Insured)	360,000	460,489
5% 1/1/32 (FSA Insured)	330,000	420,869
5% 1/1/32 (FSA Insured)	280,000	355,645
Series HH, 5% 1/1/22	425,000	425,000
Georgia Road & Thruway Auth. Rev. Series 2020, 5% 6/1/31	1,000,000	1,306,047
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	5,000	5,402
5% 8/1/39	5,000	5,670
5% 8/1/43	5,000	5,926
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	195,000	226,188
4% 7/1/43	205,000	234,884
Main Street Natural Gas, Inc. Bonds:
Series 2018 A, 4%, tender 9/1/23 (a)	585,000	616,739
Series 2018 C, 4%, tender 12/1/23 (a)	500,000	531,025
Series 2021 A, 4%, tender 9/1/27 (a)	12,000,000	13,868,600
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	200,000	207,826
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/39	245,000	289,898
5% 4/1/24	675,000	742,376
5% 4/1/29	500,000	631,981
5% 4/1/36	135,000	174,339
Series 2020 B:
5% 9/1/25	180,000	208,826
5% 9/1/34	1,000,000	1,308,683
Series A:
5% 6/1/22	80,000	81,576
5% 6/1/23	80,000	85,195
5% 6/1/24	130,000	142,605

TOTAL GEORGIA		31,967,106

Hawaii - 1.1%
Hawaii Arpts. Sys. Rev.:
Series 2015 A, 5% 7/1/45 (c)	1,000,000	1,133,881
Series 2018 A:
5% 7/1/33 (c)	350,000	427,184
5% 7/1/48 (c)	2,800,000	3,378,479
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/36 (c)	40,000	47,714
Honolulu City & County Gen. Oblig.:
(Honolulu Rail Transit Proj.) Series 2020 B, 5% 3/1/29	1,000,000	1,279,940
Series 2017 A, 5% 9/1/33	5,000	6,099
Series 2022 A:
5% 11/1/23 (b)	280,000	294,950
5% 11/1/27 (b)	345,000	411,334
Honolulu City and County Wastewtr. Sys. Series 2015 A, 5% 7/1/40 (Pre-Refunded to 7/1/25 @ 100)	115,000	133,097

TOTAL HAWAII		7,112,678

Idaho - 0.1%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
Series 2019 A, 4% 1/1/50	20,000	22,000
Series 2021 A, 5% 7/15/31	610,000	810,846

TOTAL IDAHO		832,846

Illinois - 9.3%
Champaign County Cmnty. Unit Series 2019, 4% 6/1/26	15,000	17,130
Chicago Board of Ed.:
Series 2011 A, 5% 12/1/41	50,000	50,248
Series 2012 A, 5% 12/1/42	830,000	857,632
Series 2018 A:
5% 12/1/29	350,000	428,389
5% 12/1/30	160,000	194,970
5% 12/1/31	150,000	182,228
Series 2018 C, 5% 12/1/46	200,000	237,677
Series 2019 A:
5% 12/1/29	125,000	155,669
5% 12/1/30	405,000	504,273
5% 12/1/30	100,000	124,512
Series 2021 B, 5% 12/1/22	500,000	520,568
Chicago Gen. Oblig.:
Series 2015 C, 5% 1/1/27	215,000	247,641
Series 2020 A:
5% 1/1/27	400,000	471,478
5% 1/1/30	230,000	284,692
Chicago Midway Arpt. Rev.:
Series 2013 A:
5.375% 1/1/33 (c)	2,000,000	2,091,799
5.5% 1/1/29 (c)	200,000	209,795
Series 2014 B:
5% 1/1/26	100,000	108,898
5% 1/1/28	270,000	293,518
Series 2016 A, 4% 1/1/33 (c)	305,000	336,183
Series 2016 B:
4% 1/1/35	200,000	222,508
5% 1/1/46	2,000,000	2,316,627
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 B, 4% 1/1/29 (c)	400,000	404,317
Series 2013 A, 5% 1/1/23 (c)	70,000	73,240
Series 2017 B, 5% 1/1/37	50,000	59,566
Series 2018 A, 5% 1/1/48 (c)	90,000	107,907
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (c)	50,000	59,160
5% 7/1/48 (c)	600,000	706,560
Cook County Cmnty. Consolidated School District No. 59 Series 2020, 5% 3/1/26	615,000	723,074
Cook County Gen. Oblig.:
Series 2016 A:
5% 11/15/23	10,000	10,861
5% 11/15/31	500,000	593,203
Series 2021 A:
5% 11/15/22	125,000	130,129
5% 11/15/23	35,000	38,015
5% 11/15/24	50,000	56,377
5% 11/15/33	425,000	553,817
Series 2021 B:
4% 11/15/25	180,000	202,879
4% 11/15/26	90,000	103,609
4% 11/15/27	90,000	105,345
4% 11/15/28	45,000	53,328
Illinois Fin. Auth. Bonds Series 2020 B, 5%, tender 11/15/24 (a)	400,000	441,787
Illinois Fin. Auth. Academic Facilities:
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A, 5% 10/1/25	200,000	231,229
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/26	200,000	238,302
5% 10/1/31	200,000	252,609
5% 10/1/38	200,000	248,849
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/22	40,000	41,011
5% 8/1/24	45,000	49,742
5% 8/1/30	615,000	728,975
(Depaul Univ., IL Proj.):
Series 2016 A, 5% 10/1/28	10,000	11,847
Series 2016, 5% 10/1/29	30,000	35,527
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	750,000	857,811
5% 5/15/43	790,000	962,038
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	15,000	17,938
Series 2012 A, 5% 5/15/41 (Pre-Refunded to 5/15/22 @ 100)	695,000	707,296
Series 2013:
4% 5/15/33 (Pre-Refunded to 5/15/22 @ 100)	270,000	273,664
4.25% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	55,000	55,796
5% 11/15/24	65,000	67,580
Series 2015 A:
5% 11/15/23	10,000	10,850
5% 11/15/25	150,000	174,779
5% 10/1/35	715,000	823,209
5% 11/15/45	300,000	343,984
Series 2015 C:
4.125% 8/15/37	60,000	65,485
5% 8/15/26	35,000	40,191
5% 8/15/44	1,380,000	1,570,387
Series 2016 A:
5% 8/15/24 (Escrowed to Maturity)	65,000	72,670
5% 7/1/31	30,000	35,228
5% 7/1/33	10,000	11,733
5% 7/1/36	45,000	52,798
Series 2016 B, 5% 8/15/35	250,000	299,588
Series 2016 C:
4% 2/15/41	35,000	39,427
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	5,000	5,793
5% 2/15/34	50,000	59,960
Series 2016:
5% 12/1/23	155,000	168,063
5% 5/15/29	10,000	11,681
5% 12/1/29	620,000	733,771
5% 12/1/33	485,000	573,065
5% 12/1/40	85,000	99,639
5% 12/1/46	2,695,000	3,138,600
Series 2017 A, 5% 7/15/42	1,000,000	1,214,652
Series 2018 A:
4.25% 1/1/44	55,000	62,821
5% 1/1/38	225,000	270,554
5% 1/1/44	340,000	405,359
Series 2019:
4% 9/1/35	60,000	68,664
5% 9/1/36	295,000	362,007
5% 9/1/38	100,000	122,234
Illinois Gen. Oblig.:
Series 2012 A, 4% 1/1/23	65,000	65,179
Series 2012:
5% 8/1/22	90,000	92,434
5% 8/1/24	70,000	71,869
Series 2013 A, 5% 4/1/23	525,000	554,809
Series 2013, 5% 7/1/23	10,000	10,674
Series 2014:
5% 4/1/24	100,000	109,821
5% 2/1/25	520,000	566,770
5% 5/1/28	50,000	54,900
Series 2016:
5% 1/1/26	5,000	5,803
5% 2/1/26	400,000	465,402
5% 2/1/27	585,000	698,092
5% 11/1/29	1,400,000	1,648,652
Series 2017 C, 5% 11/1/29	345,000	414,450
Series 2017 D:
5% 11/1/25	60,000	69,343
5% 11/1/27	850,000	1,028,787
Series 2017, 4% 2/1/24	30,000	32,128
Series 2018 A:
5% 10/1/24	25,000	27,947
5% 10/1/28	1,500,000	1,847,371
Series 2018 B:
5% 5/1/24	1,500,000	1,652,329
5% 10/1/24	1,050,000	1,173,754
Series 2019 B:
5% 9/1/22	100,000	103,085
5% 9/1/23	105,000	112,833
5% 9/1/24	105,000	117,047
5% 9/1/25	20,000	23,012
Series 2021 A, 5% 3/1/32	450,000	578,058
Series May 2014, 5% 5/1/39	1,600,000	1,747,474
Illinois Hsg. Dev. Auth. Series 2021, 3% 4/1/51	795,000	857,659
Illinois Sales Tax Rev. Series 2013, 5% 6/15/24	285,000	303,416
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A, 5% 12/1/22	235,000	245,089
Series 2019 A, 5% 1/1/44	105,000	130,274
Series A, 5% 1/1/40	220,000	282,055
Kane, Cook & DuPage Counties School District #46 Elgin Series 2003 B, 0% 1/1/22 (Escrowed to Maturity)	100,000	100,000
Kendall, Kane & Will Counties Cmnty. Unit School District #308:
Series 2008, 0% 2/1/25 (FSA Insured)	315,000	307,852
Series 2011:
5.5% 2/1/22	20,000	20,077
5.5% 2/1/22 (Escrowed to Maturity)	80,000	80,317
Series 2015, 4% 2/1/30	800,000	876,721
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1:
0% 6/15/43 (FSA Insured)	610,000	356,289
0% 6/15/47 (FSA Insured)	155,000	80,074
Series 1994 A, 0% 6/15/25	25,000	24,008
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	1,079,236
Series 2002 A, 0% 6/15/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	30,000	24,154
Series 2002, 0% 12/15/23	205,000	201,334
Series 2012 B, 5% 6/15/23	10,000	10,211
Series 2017 A, 5% 6/15/57	875,000	1,018,348
Series 2020 A:
4% 6/15/50	1,170,000	1,313,701
5% 6/15/50	1,730,000	2,076,049
Series 2022 A:
0% 12/15/35 (b)	420,000	298,777
0% 6/15/40 (b)	595,000	361,698
4% 12/15/47 (b)	5,000,000	5,694,829
Northern Illinois Univ. Revs. Series 2020 B, 4% 4/1/40 (Build America Mutual Assurance Insured)	455,000	529,193
Univ. of Illinois Board of Trustees Ctfs. of Prtn. (Univ. of Illinois Rev. Proj.) Series 2014 A, 5% 10/1/26	15,000	16,754
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/30	100,000	123,487

TOTAL ILLINOIS		59,580,640

Indiana - 0.9%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (a)	50,000	49,774
Series 2020 B, 0.95%, tender 4/1/26 (a)(c)	100,000	99,385
Indiana Fin. Auth. Rev.:
Series 2012, 5% 3/1/23 (Pre-Refunded to 3/1/22 @ 100)	35,000	35,267
Series 2016:
5% 9/1/24	20,000	22,418
5% 9/1/30	50,000	58,741
Indiana Fin. Auth. Wastewtr. Util. Rev. Series 2021 2, 5% 10/1/41	1,000,000	1,316,464
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/22 (a)	65,000	66,198
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2021 B:
3% 7/1/50	125,000	134,533
5% 7/1/25	690,000	791,330
Series 2021 C1, 3% 1/1/52	1,200,000	1,303,397
Series A, 3.75% 1/1/49	415,000	453,715
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2014 D:
5% 1/1/28 (c)	75,000	81,143
5% 1/1/30 (c)	85,000	91,786
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 4% 4/1/46	215,000	239,183
Series 2020, 5% 4/1/30	105,000	130,236
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2019 A, 5%, tender 6/5/26 (a)(c)	695,000	825,827

TOTAL INDIANA		5,699,397

Iowa - 1.0%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	35,000	39,799
5% 5/15/48	25,000	28,279
Iowa Higher Ed. Ln. Auth. Rev. (Grinnell College Proj.) Series 2017, 5% 12/1/46	2,000,000	2,378,364
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/27 (c)	155,000	187,176
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2:
4% 6/1/40	425,000	502,358
5% 6/1/27	250,000	303,367
5% 6/1/28	500,000	621,035
5% 6/1/29	600,000	761,638
5% 6/1/30	700,000	905,655
Series 2021 B1, 4% 6/1/49	325,000	373,573

TOTAL IOWA		6,101,244

Kentucky - 1.1%
Ashland Med. Ctr. Rev. Series 2019:
4% 2/1/37	175,000	200,059
5% 2/1/25	280,000	316,125
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (a)	1,000,000	1,027,322
Kentucky Econ. Dev. Fin. Auth. Series 2019 A2, 5% 8/1/30	345,000	438,793
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 118) Series 2018, 5% 4/1/25	175,000	198,739
(Proj. No. 119) Series 2018:
5% 5/1/26	80,000	94,732
5% 5/1/29	85,000	105,115
5% 5/1/32	20,000	24,668
5% 5/1/33	15,000	18,557
5% 5/1/34	20,000	24,724
5% 5/1/35	10,000	12,284
5% 5/1/36	10,000	12,263
5% 5/1/38	1,000,000	1,222,667
Series A:
4% 11/1/35	600,000	706,593
5% 11/1/29	150,000	188,024
Kentucky, Inc. Pub. Energy Bonds Series A, 4%, tender 6/1/26 (a)	1,505,000	1,701,048
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	200,000	216,039
Series 2020 C, 5%, tender 10/1/26 (a)	70,000	83,795
Series 2020 D, 5%, tender 10/1/29 (a)	85,000	108,612
Series 2016 A, 5% 10/1/32	70,000	82,833
Series 2020 A, 4% 10/1/40	195,000	224,699
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (c)	65,000	72,000
Louisville/Jefferson County Metropolitan Gov. Series 2012, 5% 12/1/35 (Pre-Refunded to 6/1/22 @ 100)	125,000	127,437

TOTAL KENTUCKY		7,207,128

Louisiana - 0.5%
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.):
Series 2015, 5% 5/15/47	195,000	219,570
Series 2017, 5% 5/15/27	115,000	139,741
(Tulane Univ. of Louisiana Proj.):
Series 2016 A, 5% 12/15/28	15,000	17,935
Series 2017 A, 5% 12/15/32	165,000	201,111
Series 2018 E, 5% 7/1/38	100,000	123,083
New Orleans Aviation Board Rev. (North Term. Proj.):
Series 2015 B, 5% 1/1/40 (c)	190,000	211,874
Series 2017 B, 5% 1/1/48 (c)	2,000,000	2,340,397

TOTAL LOUISIANA		3,253,711

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	220,000	235,402
(Univ. of New England) Series 2017 A, 4% 7/1/22	20,000	20,367
Series 2013:
5% 7/1/25 (Pre-Refunded to 7/1/23 @ 100)	40,000	42,800
5% 7/1/33 (Pre-Refunded to 7/1/23 @ 100)	65,000	69,551
Series 2014, 5% 7/1/30	585,000	644,171
Series 2016 A:
4% 7/1/41	85,000	93,395
4% 7/1/46	85,000	92,885
5% 7/1/41	25,000	28,756
5% 7/1/46	140,000	160,166
Series 2017 B, 5% 7/1/29	10,000	12,041
Series 2018, 5% 7/1/48	135,000	162,614

TOTAL MAINE		1,562,148

Maryland - 2.7%
Anne Arundel County Gen. Oblig. Series 2021, 5% 4/1/27	2,000,000	2,445,510
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	100,000	100,054
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	80,000	87,355
Series 2019 C, 5% 9/1/28	115,000	143,355
Series 2021 C:
0.375% 7/1/23	100,000	99,988
0.6% 7/1/24	600,000	599,607
Maryland Econ. Dev. Corp. Air Cargo Series 2019:
5% 7/1/22 (c)	280,000	285,921
5% 7/1/23 (c)	325,000	345,085
5% 7/1/25 (c)	510,000	579,596
5% 7/1/26 (c)	230,000	268,427
Maryland Gen. Oblig. Series 2022 2C, 4% 3/1/28 (b)	1,000,000	1,172,242
Maryland Health & Higher Edl. Series 2021 A, 5% 6/1/29	120,000	149,402
Maryland Health & Higher Edl. Facilities Auth. Rev. (Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	150,000	180,886
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020:
4% 7/1/50	2,500,000	2,938,303
5% 7/1/40	2,000,000	2,582,558
Prince Georges County Ctfs. of Prtn. Series 2021:
5% 10/1/25	1,610,000	1,876,971
5% 10/1/26	1,650,000	1,984,735
Washington Metropolitan Area Transit Auth. Series 2021 A, 5% 7/15/26	1,420,000	1,700,582

TOTAL MARYLAND		17,540,577

Massachusetts - 4.3%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021 A1, 5% 7/1/35	820,000	1,091,112
Massachusetts Commonwealth Trans. Fund Rev.:
(Rail Enhancement Prog.) Series 2021 B:
5% 6/1/26	350,000	417,712
5% 6/1/27	500,000	614,812
5% 6/1/41	1,250,000	1,546,781
Series 2021 A, 5% 6/1/51	1,860,000	2,350,721
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	300,000	313,824
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp.) Series 2014 A, 5.25% 7/1/34	40,000	40,408
Series 2016 A, 5% 1/1/31	40,000	46,814
Series 2016 I:
5% 7/1/30	195,000	227,362
5% 7/1/41	140,000	162,154
Series 2017 A:
5% 1/1/36	325,000	388,594
5% 1/1/37	1,050,000	1,253,499
Series 2017, 5% 7/1/36	275,000	324,193
Series 2018, 5% 1/1/43	180,000	213,105
Series 2019 K:
5% 7/1/25	125,000	143,965
5% 7/1/26	165,000	196,231
5% 7/1/27	195,000	238,324
Series 2019:
5% 7/1/27	440,000	529,889
5% 9/1/59	510,000	624,638
Series 2020 A:
4% 7/1/45	480,000	550,085
5% 10/15/28	1,000,000	1,275,436
Series 2021 V, 5% 7/1/55	1,245,000	2,047,622
Series 2021:
4% 7/1/26	240,000	268,406
4% 7/1/27	255,000	289,638
4% 7/1/28	325,000	373,128
4% 7/1/29	340,000	394,012
4% 7/1/30	355,000	414,419
4% 7/1/31	370,000	435,785
Series M:
4% 10/1/50	490,000	559,050
5% 10/1/45	370,000	455,185
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016 J, 5% 7/1/22 (c)	130,000	133,010
Series 2016, 5% 7/1/24 (c)	210,000	230,366
Massachusetts Gen. Oblig.:
Series 2019 A, 5% 1/1/49	2,000,000	2,481,630
Series 2019 C, 5% 5/1/49	345,000	431,841
Series E, 5% 11/1/50	1,640,000	2,091,380
Massachusetts Hsg. Fin. Auth. Series 2021 223, 3% 6/1/47	700,000	755,855
Massachusetts Port Auth. Rev.:
Series 2019 A, 5% 7/1/40 (c)	500,000	618,505
Series 2021 E:
5% 7/1/41 (c)	1,000,000	1,287,472
5% 7/1/46 (c)	290,000	369,507
5% 7/1/51 (c)	1,000,000	1,268,123
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (c)	230,000	280,187

TOTAL MASSACHUSETTS		27,734,780

Michigan - 1.2%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	40,000	43,973
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/41	140,000	160,279
5% 7/1/25	60,000	67,549
5% 7/1/27	265,000	313,251
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (FSA Insured)	180,000	215,451
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A, 5% 7/1/48	200,000	241,731
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2016 D, 5% 7/1/27	100,000	119,172
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 4% 5/15/36	185,000	204,168
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	50,000	61,119
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	570,000	666,063
Series 2015 A, 5% 8/1/32	135,000	149,958
Series 2016:
5% 11/15/26	160,000	192,655
5% 11/15/41	30,000	35,351
Series 2019 A, 5% 11/15/48	55,000	68,054
Series 2020 A:
4% 5/15/22	325,000	329,431
4% 6/1/49	135,000	154,148
Series 2021:
4% 9/1/31	665,000	802,752
5% 9/1/32	690,000	891,234
5% 9/1/33	650,000	838,011
5% 9/1/36	505,000	647,364
Michigan Hosp. Fin. Auth. Rev. Series 2008 C, 5% 12/1/32	10,000	12,297
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(c)	175,000	179,998
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/50	1,000,000	1,267,932
Wayne County Arpt. Auth. Rev.:
Series 2017 A, 5% 12/1/29	45,000	55,217
Series 2017 B, 5% 12/1/42 (c)	150,000	180,621
Series 2018 D, 5% 12/1/29 (c)	85,000	105,655

TOTAL MICHIGAN		8,003,434

Minnesota - 0.7%
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018, 5% 6/1/22	490,000	498,099
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	220,000	260,542
5% 2/15/58	270,000	319,127
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	60,000	68,788
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	500,000	613,167
5% 10/1/45	30,000	35,790
Minnesota Hsg. Fin. Agcy. Series B, 4% 8/1/39	2,050,000	2,447,298
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (a)(d)	255,000	273,393

TOTAL MINNESOTA		4,516,204

Mississippi - 0.2%
Mississippi Home Corp. Series 2021 B:
3% 6/1/51	330,000	356,177
5% 6/1/25	750,000	861,068
Mississippi Hosp. Equip. & Facilities Auth.:
Bonds Series II, 5%, tender 3/1/27 (a)	80,000	94,294
Series I, 5% 10/1/24	70,000	78,714

TOTAL MISSISSIPPI		1,390,253

Missouri - 0.7%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	35,000	40,688
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/44	1,200,000	1,444,795
Missouri Health & Edl. Facilities Rev.:
Series 2017 A, 5% 10/1/42	475,000	564,324
Series 2018 A, 5% 11/15/43	1,000,000	1,213,492
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
Series 2019, 4% 5/1/50	20,000	21,967
Series 2021 A, 3% 5/1/52	565,000	608,980
Saint Louis Arpt. Rev.:
Series 2012, 5% 7/1/32 (c)	145,000	148,248
Series A, 5.25% 7/1/26 (FSA Insured)	570,000	684,179
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	25,000	27,918

TOTAL MISSOURI		4,754,591

Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2017 A, 4% 12/1/47 (c)	20,000	20,992
Series 2019 B, 4% 6/1/50	15,000	16,708
Montana Facility Fin. Auth. Rev. (Benefis Health Sys. Proj.) Series 2016, 5% 2/15/32	30,000	35,676

TOTAL MONTANA		73,376

Nebraska - 0.2%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	725,000	804,841
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	65,000	70,454
Series 2019 E, 3.75% 9/1/49 (c)	80,000	85,288

TOTAL NEBRASKA		960,583

Nevada - 0.6%
Clark County Arpt. Rev. Series 2014 A2, 5% 7/1/30	115,000	127,476
Clark County School District Series 2017 A, 5% 6/15/25	400,000	459,544
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	410,000	448,226
Series 2019 B, 4% 10/1/49	40,000	43,767
Series 2021 B, 3% 10/1/51	2,095,000	2,281,112
Tahoe-Douglas Visitors Auth. Series 2020, 5% 7/1/45	195,000	225,267

TOTAL NEVADA		3,585,392

New Hampshire - 0.5%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 5% 8/15/30	1,405,000	1,808,424
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	228,787	272,374
New Hampshire Health & Ed. Facilities Auth. (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/23	200,000	214,386
5% 8/1/26	105,000	125,137
5% 8/1/37	100,000	122,032
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	560,000	572,936
Series 2016, 5% 10/1/22	85,000	87,987

TOTAL NEW HAMPSHIRE		3,203,276

New Jersey - 4.8%
New Jersey Econ. Dev. Auth.:
Series A, 5% 11/1/40	360,000	442,895
Series QQQ:
5% 6/15/27	35,000	42,470
5% 6/15/28	40,000	49,605
New Jersey Econ. Dev. Auth. Lease Rev. Series 2018 A, 5% 6/15/23	1,000,000	1,065,743
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	100,000	102,902
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/23	25,000	27,049
(NJ Transit Corp. Projs.) Series A, 4% 11/1/27	370,000	431,228
Series 2013 NN:
5% 3/1/27	195,000	205,125
5% 3/1/29	1,000,000	1,051,685
Series 2013:
5% 3/1/23	25,000	26,327
5% 3/1/24	70,000	73,658
Series 2014 PP:
4% 6/15/30	70,000	75,703
5% 6/15/26	280,000	309,812
Series 2014 RR, 5% 6/15/32	60,000	66,343
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	70,000	77,490
Series 2015 XX:
4.25% 6/15/26	280,000	312,924
5% 6/15/23	200,000	213,149
5% 6/15/26	65,000	74,249
Series 2017 DDD, 5% 6/15/30 (Pre-Refunded to 6/15/27 @ 100)	1,000,000	1,216,297
Series 2018 EEE:
5% 6/15/28	410,000	508,450
5% 6/15/43	1,270,000	1,534,832
Series LLL:
4% 6/15/44	315,000	359,549
5% 6/15/44	180,000	220,204
Series MMM, 4% 6/15/35	90,000	104,908
Series PP, 5% 6/15/31	260,000	287,485
New Jersey Edl. Facility:
Series 2016 B, 4% 9/1/26	500,000	570,293
Series B, 5% 7/1/30	1,790,000	2,191,611
New Jersey Gen. Oblig.:
Series 2020 A:
4% 6/1/30	185,000	224,364
4% 6/1/31	70,000	86,144
4% 6/1/32	45,000	56,175
5% 6/1/29	205,000	260,330
Series 2021, 2% 6/1/23	5,000,000	5,110,617
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A, 5% 7/1/22	25,000	25,554
Series 2016:
4% 7/1/48	100,000	109,847
5% 7/1/41	65,000	75,010
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A, 5% 12/1/26 (c)	530,000	629,148
Series 2018 B:
5% 12/1/25 (c)	500,000	579,032
5% 12/1/26 (c)	485,000	575,730
5% 12/1/27 (c)	850,000	1,029,676
Series 2020:
5% 12/1/24 (c)	100,000	112,444
5% 12/1/25 (c)	235,000	271,654
5% 12/1/25 (c)	60,000	69,359
5% 12/1/26 (c)	205,000	243,350
5% 12/1/27 (c)	145,000	175,651
5% 12/1/27 (c)	40,000	48,455
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2015 E, 5% 1/1/34	190,000	213,610
Series 2021 A, 4% 1/1/42	1,000,000	1,189,289
Series D, 5% 1/1/28	170,000	200,251
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	505,000	619,772
Series 2010 A, 0% 12/15/27	250,000	228,882
Series 2014 AA, 5% 6/15/25	100,000	110,647
Series 2016 A, 5% 6/15/27	160,000	188,878
Series 2018 A, 5% 12/15/32	100,000	123,383
Series 2021 A, 5% 6/15/33	1,000,000	1,298,464
Series 2022 A, 4% 6/15/39 (b)	720,000	837,196
Series 2022 AA:
5% 6/15/33 (b)	250,000	326,030
5% 6/15/36 (b)	1,460,000	1,872,521
Series AA:
4% 6/15/38	185,000	215,616
4% 6/15/50	400,000	456,789
5% 6/15/29	55,000	56,162
5% 6/15/40	210,000	263,868
5% 6/15/45	95,000	117,977
Series BB:
5% 6/15/33	1,000,000	1,232,983
5% 6/15/50	70,000	83,893
Rutgers State Univ. Rev. Series Q:
5% 5/1/22	40,000	40,621
5% 5/1/23	30,000	31,854

TOTAL NEW JERSEY		31,033,212

New Mexico - 0.4%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/23 (c)	450,000	483,995
5% 9/1/26 (c)	1,045,000	1,240,063
5% 9/1/27 (c)	350,000	425,278
5% 9/1/29 (c)	150,000	189,188
New Mexico Mtg. Fin. Auth.:
Series 2019 C, 4% 1/1/50	185,000	203,117
Series 2019 D, 3.75% 1/1/50	50,000	54,614
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	5,000	5,004
5% 5/15/34	10,000	11,332
5% 5/15/39	5,000	5,633
5% 5/15/44	5,000	5,599
5% 5/15/49	15,000	16,751
Series 2019 B1, 2.625% 5/15/25	10,000	10,010

TOTAL NEW MEXICO		2,650,584

New York - 6.4%
Buffalo and Erie County Indl. Land Rev. (Catholic Health Sys., Inc. Proj.) Series 2015, 5% 7/1/25	400,000	444,962
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds Series 2021 B, 1.5%, tender 9/1/26 (a)	500,000	512,336
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.) Series 2015 B, 4% 7/1/35	5,000	5,514
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	100,000	106,276
New York City Gen. Oblig.:
Series 2018 A, 5% 8/1/24	100,000	111,790
Series 2021 A1, 5% 8/1/29	1,000,000	1,286,701
Series 2022 A1, 5% 8/1/47	6,060,000	7,800,102
Series E, 5% 8/1/30	1,025,000	1,220,043
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (a)	270,000	270,551
Series 2021 K2, 0.9%, tender 1/1/26 (a)	2,075,000	2,073,713
Series 2021, 0.6%, tender 7/1/25 (a)	390,000	385,026
Series A 1 B, 5% 5/1/30	490,000	619,262
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series GG 1, 5% 6/15/48	1,350,000	1,713,403
New York City Transitional Fin. Auth. Rev. Series 2016 E1, 5% 2/1/40	2,535,000	2,949,373
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	660,000	887,765
New York Dorm. Auth. Personal Income Tax Rev. (New York State Pit Proj.) Series 2012 D, 5% 2/15/22 (Escrowed to Maturity)	10,000	10,055
New York Dorm. Auth. Rev.:
Bonds Series 2019 B2, 5%, tender 5/1/24 (a)	100,000	108,214
Series 2020 A:
4% 9/1/37	350,000	406,004
4% 9/1/39	700,000	809,172
New York Metropolitan Trans. Auth. Rev.:
Series 2015 A1, 5% 11/15/29	120,000	135,540
Series 2016 A, 5% 11/15/31	100,000	114,975
Series 2016 C1, 5% 11/15/33	1,000,000	1,164,330
Series 2017 B, 5% 11/15/24	565,000	634,584
Series 2017 C1, 5% 11/15/30	325,000	392,794
Series 2017 D, 5% 11/15/30	2,220,000	2,683,082
Series 2020 D:
4% 11/15/46	2,050,000	2,337,420
4% 11/15/47	150,000	170,841
New York State Envir. Facilities Corp. Rev. (2010 Master Fing. Prog.) Series 2021 B:
5% 2/15/28	160,000	200,039
5% 8/15/28	235,000	297,610
5% 2/15/29	100,000	128,256
5% 8/15/29	200,000	259,412
5% 2/15/30	340,000	446,427
5% 8/15/30	400,000	530,455
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 J2, 1.1%, tender 5/1/27 (a)	1,105,000	1,105,026
Series 2021 K2, 1%, tender 11/1/26 (a)	300,000	300,012
Series J, 0.75% 5/1/25	250,000	250,325
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2021 232, 5% 10/1/25 (c)	765,000	883,223
Series 221, 3.5% 10/1/32 (c)	30,000	32,269
New York State Urban Dev. Corp. Series 2020 E:
4% 3/15/44	1,675,000	1,957,360
4% 3/15/45	1,350,000	1,572,847
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	1,105,000	1,407,666
New York Thruway Auth. Gen. Rev. Series 2016 A, 5% 1/1/46	175,000	202,132
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 5% 12/1/29 (FSA Insured)	600,000	645,612
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2015, 5% 7/1/27	295,000	336,587
Onondaga County Ind. Dev. Agcy. Swr. Facilities Rev. (Bristol-Meyers Squibb Co. Proj.) Series 1994, 5.75% 3/1/24 (c)	220,000	243,965
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
5.125% 11/1/41 (d)	100,000	103,400
5.375% 11/1/54 (d)	100,000	103,363
Triborough Bridge & Tunnel Auth. Series 2021 A1, 5% 5/15/51	400,000	514,633

TOTAL NEW YORK		40,874,447

New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey:
Series 194, 5.25% 10/15/55	210,000	244,188
Series 2017 202, 5% 10/15/29 (c)	500,000	599,094

TOTAL NEW YORK AND NEW JERSEY		843,282

North Carolina - 0.1%
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	10,000	12,306
5% 10/1/47 (Pre-Refunded to 10/1/27 @ 100)	70,000	86,144
North Carolina Med. Care Commission Health Care Facilities Rev.:
Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	175,000	176,318
Series 2019 C, 2.55%, tender 6/1/26 (a)	300,000	318,052
Series 2021 A, 4% 3/1/51	280,000	303,202

TOTAL NORTH CAROLINA		896,022

North Dakota - 0.1%
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	205,000	220,990
Series 2021 B, 3% 7/1/52	660,000	716,494

TOTAL NORTH DAKOTA		937,484

Ohio - 5.0%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5.25% 11/15/46	495,000	584,070
Series 2020, 4% 11/15/38	1,500,000	1,755,985
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	10,000	11,553
5% 8/1/26	390,000	464,793
5% 8/1/27	10,000	12,242
5% 8/1/28	10,000	12,362
5% 8/1/29	10,000	12,278
5% 8/1/30	10,000	12,220
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	10,000	10,155
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A, 5% 2/15/44	175,000	213,795
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2, 5% 6/1/34	370,000	468,510
Cleveland Arpt. Sys. Rev. Series 2016 A, 5% 1/1/25 (FSA Insured)	145,000	164,310
Cleveland Wtr. Rev. Series 2020:
5% 1/1/26	1,375,000	1,614,710
5% 1/1/28	800,000	994,862
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	110,000	114,261
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019, 5% 12/1/44	60,000	68,344
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	200,000	246,497
5% 12/1/51	200,000	245,496
Hamilton County Healthcare Facilities Rev. (The Christ Hosp. Proj.) Series 2012, 5.25% 6/1/24	2,900,000	2,953,777
Kent State Univ. Revs. Series 2016, 5% 5/1/30	1,495,000	1,755,651
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (a)	255,000	287,034
Series 2019, 5% 2/1/25	160,000	180,385
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
4% 2/15/23	315,000	324,950
5% 2/15/44	100,000	103,567
Ohio Gen. Oblig.:
Series 2021 A:
5% 3/1/28	110,000	137,766
5% 3/1/28	140,000	175,339
5% 3/1/29	160,000	205,301
5% 3/1/29	210,000	269,457
5% 3/1/30	190,000	249,217
5% 3/1/30	290,000	380,384
Series 2021 B:
5% 2/1/28	205,000	256,181
5% 2/1/29	385,000	493,059
5% 2/1/30	320,000	418,930
Series 2021 C:
5% 3/15/28	275,000	344,765
5% 3/15/29	480,000	616,444
5% 3/15/30	480,000	630,157
Ohio Hosp. Facilities Rev. Series 2021 B:
5% 1/1/24	240,000	262,059
5% 1/1/25	270,000	306,302
5% 1/1/26	320,000	375,372
5% 1/1/27	750,000	906,460
Ohio Hosp. Rev. Series 2020 A:
4% 1/15/50	40,000	45,502
5% 1/15/31	300,000	381,460
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	15,000	16,613
Series 2021 C, 3.25% 3/1/51	4,800,000	5,254,973
Ohio Major New State Infrastructure Rev. Series 2021 1A:
5% 12/15/25	800,000	939,458
5% 12/15/26	1,150,000	1,390,591
5% 12/15/27	1,100,000	1,366,391
5% 12/15/28	1,250,000	1,592,159
Ohio Spl. Oblig. Series 2020 A:
5% 2/1/23	180,000	189,209
5% 2/1/26	150,000	176,429
Ohio Tpk. Commission Tpk. Rev. Series A, 5% 2/15/51	1,100,000	1,411,735
Scioto County Hosp. Facilities Rev. Series 2019, 5% 2/15/29	100,000	115,922
Univ. of Akron Gen. Receipts Series 2019 A, 4% 1/1/27	220,000	253,730
Univ. of Toledo Gen. Receipts Series 2018 A, 5% 6/1/22	330,000	336,155
Wood County Hosp. Facilities Rev. (Wood County Hosp. Proj.) Series 2012:
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	10,000	10,438
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	5,000	5,219

TOTAL OHIO		32,124,984

Oklahoma - 0.3%
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (c)	200,000	241,326
Oklahoma Dev. Fin. Auth. Health Sys. Rev.:
(OU Medicine Proj.) Series 2018 B:
5% 8/15/23	200,000	213,648
5% 8/15/25	700,000	800,860
Series 2015 A, 5% 8/15/24	250,000	277,539
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019:
4% 8/1/22	60,000	61,155
5% 8/1/23	45,000	47,979
5% 8/1/44	125,000	146,532

TOTAL OKLAHOMA		1,789,039

Oregon - 0.5%
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	830,000	855,031
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	1,310,000	1,434,236
Port of Portland Arpt. Rev.:
Series 2020 27A, 5% 7/1/45 (c)	240,000	297,822
Series 27 A, 5% 7/1/36 (c)	240,000	303,118

TOTAL OREGON		2,890,207

Pennsylvania - 7.1%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
5% 1/1/51 (c)	2,105,000	2,616,557
5% 1/1/56 (c)	1,280,000	1,581,586
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 5% 7/15/22	185,000	189,669
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	175,000	167,757
4% 12/1/41	270,000	256,109
4.25% 12/1/50	300,000	284,211
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/26	475,000	548,948
5% 7/1/27	475,000	561,488
5% 7/1/28	525,000	632,983
5% 7/1/29	550,000	674,864
5% 7/1/36	120,000	151,149
5% 7/1/38	240,000	301,049
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2016 A, 5% 11/15/46	2,250,000	2,580,802
Series 2018 A:
5% 11/15/22	100,000	104,086
5% 11/15/25	100,000	116,603
Commonwealth Fing. Auth. Rev. Series 2020 A, 5% 6/1/28	305,000	380,808
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	510,000	553,691
Series 2017, 5% 7/1/28	445,000	497,968
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	20,000	22,475
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/37	40,000	45,263
5% 7/15/36	500,000	600,034
Series 2020, 4% 7/15/45	500,000	563,785
Geisinger Auth. Health Sys. Rev. Series 2017 A1, 5% 2/15/45	100,000	119,271
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	60,000	71,536
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	95,000	95,825
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	95,000	111,621
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A, 5% 10/1/40	330,000	374,934
Series 2019, 4% 9/1/44	185,000	211,142
Series 2020, 5% 4/1/27	300,000	355,591
Montgomery County Indl. Dev. Auth. Series 2015 A, 5.25% 1/15/36	140,000	158,545
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	195,000	220,428
Series 2016 A, 5% 8/15/46	50,000	58,188
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/23	250,000	266,958
5% 7/1/24	300,000	331,678
5% 7/1/26	455,000	535,603
5% 7/1/27	500,000	602,738
5% 7/1/34	450,000	545,863
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	500,000	584,780
Series 2017, 5% 5/1/35	10,000	12,147
Series 2018 A, 5% 2/15/48	100,000	121,855
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 134B, 5% 10/1/27 (c)	1,160,000	1,400,780
Series 2021 137, 3% 10/1/51	900,000	978,246
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2015 B, 5% 12/1/45	265,000	304,948
Series 2016 A1, 5% 12/1/41	1,215,000	1,396,955
Series 2021 A, 4% 12/1/50	1,000,000	1,157,365
Series 2021 B:
5% 12/1/28	625,000	789,141
5% 12/1/29	1,000,000	1,285,931
Philadelphia Arpt. Rev.:
Series 2017 B:
5% 7/1/25 (c)	290,000	332,047
5% 7/1/35 (c)	50,000	59,956
5% 7/1/47 (c)	970,000	1,149,317
Series 2020 C, 5% 7/1/29 (c)	595,000	752,491
Series 2021:
5% 7/1/26 (c)	2,920,000	3,440,096
5% 7/1/27 (c)	4,020,000	4,862,698
5% 7/1/28 (c)	425,000	526,282
5% 7/1/34 (c)	1,000,000	1,301,815
5% 7/1/35 (c)	1,000,000	1,299,509
Philadelphia Auth. for Indl. Dev.:
Series 2015 1, 5% 4/1/33	70,000	79,304
Series 2017 A, 5% 9/1/42	760,000	902,813
Philadelphia Gas Works Rev.:
Series 14, 5% 10/1/22	375,000	388,179
Series 2020 A, 5% 8/1/32 (FSA Insured)	1,000,000	1,288,182
Philadelphia Gen. Oblig.:
Series 2014 A, 5.25% 7/15/27 (Pre-Refunded to 1/15/24 @ 100)	275,000	302,216
Series 2019 A, 5% 8/1/26	220,000	262,520
Philadelphia School District:
Series 2018 A, 5% 9/1/25	50,000	57,732
Series 2018 B, 5% 9/1/43	50,000	60,932
Series 2019 A:
4% 9/1/35	170,000	199,550
5% 9/1/23	90,000	96,908
5% 9/1/34	80,000	101,640
Series 2019 B:
5% 9/1/25	140,000	161,649
5% 9/1/26	415,000	490,383
Series 2019 C, 5% 9/1/33	315,000	399,581
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/44 (FSA Insured)	70,000	87,487
Southcentral Pennsylvania Gen. Auth. Rev.:
(Hanover Hosp., Inc. PA Proj.) Series 2015, 5% 12/1/28	45,000	51,925
Series 2019 A:
4% 6/1/44	50,000	57,633
4% 6/1/49	115,000	131,396
5% 6/1/25	200,000	230,204
5% 6/1/44	85,000	105,311
5% 6/1/49	135,000	166,355
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/32 (FSA Insured)	315,000	375,425
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	185,000	214,325
5% 8/1/48	310,000	359,021

TOTAL PENNSYLVANIA		45,818,836

Rhode Island - 0.2%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016, 5% 5/15/39	215,000	243,505
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	40,000	43,592
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A:
4% 12/1/26 (c)	130,000	140,520
5% 12/1/23 (c)	625,000	676,674

TOTAL RHODE ISLAND		1,104,291

South Carolina - 1.1%
Charleston County Arpt. District Series 2019, 5% 7/1/48	395,000	488,430
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	60,000	66,735
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	170,000	212,141
South Carolina Ports Auth. Ports Rev.:
Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	255,000	296,484
Series 2018, 5% 7/1/43 (c)	520,000	630,281
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 B, 5% 12/1/38	200,000	216,956
Series 2014 A:
5% 12/1/49	440,000	484,595
5.5% 12/1/54	165,000	183,672
Series 2014 C, 5% 12/1/46	20,000	22,441
Series 2015 A, 5% 12/1/50	100,000	113,812
Series 2015 E, 5.25% 12/1/55	415,000	483,833
Series 2016 A:
5% 12/1/26	140,000	165,842
5% 12/1/29	500,000	588,182
5% 12/1/33	15,000	17,631
5% 12/1/38	80,000	93,657
Series 2016 B:
5% 12/1/31	105,000	125,348
5% 12/1/35	195,000	232,525
5% 12/1/41	175,000	207,739
Series A, 5% 12/1/23	145,000	157,713
Series B, 5% 12/1/24	500,000	565,164
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	30,000	34,107
4% 4/15/48	20,000	22,700
5% 4/15/48	1,415,000	1,699,212

TOTAL SOUTH CAROLINA		7,109,200

Tennessee - 1.7%
Chattanooga Health Ed. & Hsg. Facility Board Rev. Series 2019 A1, 5% 8/1/25	135,000	155,919
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	15,000	16,036
5% 7/1/24	20,000	21,347
5% 7/1/25	20,000	21,332
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2018:
5% 7/1/26 (c)	450,000	530,587
5% 7/1/37 (c)	200,000	242,107
5% 7/1/38 (c)	1,315,000	1,590,644
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (c)	55,000	61,184
Series 2019 B:
5% 7/1/38 (c)	655,000	824,133
5% 7/1/54 (c)	225,000	277,090
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C:
5% 1/1/27	2,210,000	2,675,868
5% 1/1/30	2,400,000	3,118,797
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	460,000	478,397
Tennessee Hsg. Dev. Agcy. Residential:
Series 2021 1, 3% 7/1/51	620,000	667,567
Series 2021 3A, 3% 1/1/52	285,000	309,275

TOTAL TENNESSEE		10,990,283

Texas - 4.6%
Austin Cmnty. College District Rev. (Highland Campus Parking Garage Proj.) Series 2018 C:
5% 8/1/25	200,000	231,607
5% 8/1/26	200,000	239,153
Austin-Bergstrom Landhost Ente Series 2017, 5% 10/1/22	115,000	118,351
Central Reg'l. Mobility Auth.:
Series 2020 B, 5% 1/1/45	1,000,000	1,233,627
Series 2021 B:
5% 1/1/33	640,000	828,399
5% 1/1/34	650,000	839,343
5% 1/1/35	550,000	708,161
5% 1/1/36	850,000	1,091,476
5% 1/1/37	1,100,000	1,408,306
5% 1/1/38	1,100,000	1,403,721
Series 2021 C, 5% 1/1/27	775,000	899,777
Cypress-Fairbanks Independent School District Bonds Series 2017 A-2, 1.25%, tender 8/15/22 (a)	130,000	130,802
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2014 A, 5.25% 11/1/27 (c)	180,000	195,189
Series 2014 B:
5% 11/1/22 (c)	115,000	119,588
5% 11/1/29 (Pre-Refunded to 11/1/22 @ 100) (c)	35,000	36,349
Denton Independent School District Bonds Series 2014 B, 2%, tender 8/1/24 (a)	100,000	103,876
Fort Bend Independent School District Bonds Series 2021 B, 0.72%, tender 8/1/26 (a)	475,000	473,721
Garland Elec. Util. Sys. Rev. Series 2021 A:
4% 3/1/35	765,000	922,071
4% 3/1/36	750,000	901,640
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Series 2015, 4% 12/1/45	220,000	240,566
Harris County Flood Cont. District Series 2021 A:
5% 10/1/25	690,000	803,299
5% 10/1/26	900,000	1,081,649
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (c)	85,000	86,985
Series 2018 A, 5% 7/1/41 (c)	1,000,000	1,212,521
Series 2018 C:
5% 7/1/26 (c)	200,000	236,300
5% 7/1/30 (c)	120,000	148,193
Series 2018 D, 5% 7/1/39	260,000	321,071
Houston City of Higher Ed. Fin. Corp. (Houston Baptist Univ. Proj.) Series 2021:
3.375% 10/1/37	500,000	500,780
4% 10/1/51	1,200,000	1,321,689
Houston Gen. Oblig. Series 2017 A, 5% 3/1/32	25,000	29,991
Houston Util. Sys. Rev.:
Series 2016 B, 5% 11/15/34	5,000	5,978
Series 2020 C, 5% 11/15/45	1,000,000	1,280,616
Series 2021 A, 5% 11/15/26	445,000	537,955
Love Field Arpt. Modernization Rev.:
Series 2015, 5% 11/1/30 (c)	320,000	368,851
Series 2017, 5% 11/1/31 (c)	25,000	29,587
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.) Series 2020, 5% 5/15/24	300,000	331,790
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (a)	100,000	103,432
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	10,000	12,260
5% 8/15/47	10,000	12,007
North Central Texas Health Facilities Dev. Corp. (Childrens Med. Ctr. of Dallas Proj.) Series 2012, 5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	100,000	102,962
North Texas Tollway Auth. Rev.:
Series 2019 B, 5% 1/1/25	85,000	96,347
Series 2021 B, 4% 1/1/32	2,000,000	2,452,456
San Antonio Elec. & Gas Sys. Rev. Series 2017, 5% 2/1/33	5,000	6,001
San Antonio Wtr. Sys. Rev.:
Series 2018 A, 5% 5/15/33	5,000	6,220
Series 2020 A, 5% 5/15/50	475,000	598,515
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2017 A, 5% 2/15/24	265,000	290,604
Series 2018 A, 5% 7/1/29	305,000	383,132
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	126,104	138,003
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	120,000	133,746
Series A, 3.5% 3/1/51	165,000	181,783
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A, 4% 6/30/37	1,000,000	1,171,435
Texas Trans. Commission Series 2019 A, 0% 8/1/41	250,000	116,490
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (a)	2,380,000	2,363,820
Univ. of Texas Board of Regents Sys. Rev. Series 2020 C, 5% 8/15/28	1,000,000	1,267,161

TOTAL TEXAS		29,859,352

Utah - 0.1%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/24 (c)	10,000	11,077
5% 7/1/37 (c)	385,000	461,499
Series 2018 A:
5% 7/1/33 (c)	175,000	213,592
5.25% 7/1/48 (c)	130,000	158,852

TOTAL UTAH		845,020

Vermont - 0.3%
Vermont Hsg. Fin. Agcy. Series 2021 B, 3% 11/1/51	320,000	347,797
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2019 A, 5% 6/15/25 (c)	635,000	717,899
Series 2020 A, 5% 6/15/26 (c)	620,000	718,337

TOTAL VERMONT		1,784,033

Virginia - 2.1%
Arlington County Series 2021, 5% 6/15/26	1,600,000	1,913,444
Fairfax County Indl. Dev. Auth. Bonds (Inova Health Sys. Proj.) Series 2018 B, 5%, tender 5/15/23 (a)	2,000,000	2,126,779
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A:
5% 9/1/23	360,000	386,386
5% 9/1/24	315,000	348,401
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/40	120,000	137,103
5% 4/1/25	165,000	185,684
5% 4/1/36	500,000	620,047
Virginia College Bldg. Auth. Edl. Facilities Rev. (21St Century Collage and Equip. Programs) Series 2021 A:
4% 2/1/34	1,850,000	2,268,489
4% 2/1/35	1,700,000	2,080,091
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2021 A1:
5% 8/1/26	1,400,000	1,673,372
5% 8/1/27	1,500,000	1,845,475
Winchester Econ. Dev. Auth. (Valley Health Proj.) Series 2015, 5% 1/1/22	50,000	50,000
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (a)	125,000	127,041

TOTAL VIRGINIA		13,762,312

Washington - 2.4%
King County Hsg. Auth. Rev. Series 2021, 4% 12/1/29	230,000	274,252
King County Swr. Rev. Series 2017, 5% 7/1/34	10,000	12,123
Port of Seattle Rev.:
Series 2012 B, 5% 8/1/23 (c)	155,000	159,097
Series 2013, 5% 7/1/24 (c)	55,000	58,688
Series 2015 B, 5% 3/1/25	70,000	78,306
Series 2015 C, 5% 4/1/24 (c)	50,000	54,955
Series 2018 A, 5% 5/1/31 (c)	350,000	417,920
Series 2019 A, 4% 4/1/44 (c)	100,000	113,199
Series 2021 C:
5% 8/1/24 (c)	445,000	495,275
5% 8/1/25 (c)	365,000	420,018
5% 8/1/26 (c)	495,000	586,983
5% 8/1/27 (c)	305,000	370,599
5% 8/1/28 (c)	860,000	1,066,947
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	200,000	200,246
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2017, 5% 12/1/41	295,000	335,338
Washington Gen. Oblig.:
Series 2013 A, 5% 7/1/23	5,000	5,117
Series 2015 A1, 5% 8/1/39	1,000,000	1,112,977
Series 2021 C, 5% 2/1/44	3,010,000	3,900,562
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	5,000	5,751
5% 7/1/30	5,000	6,126
5% 7/1/31	10,000	12,216
5% 7/1/42	100,000	120,245
Series 2019 A2, 5% 8/1/44	255,000	313,138
Series 2020, 5% 9/1/40	735,000	931,747
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A, 5% 10/1/25	550,000	631,921
Washington Hsg. Fin. Commission Series 2021 2N:
5% 6/1/26	970,000	1,146,036
5% 12/1/27	985,000	1,207,045
5% 12/1/28	500,000	622,637
5% 12/1/29	500,000	628,794
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018, 5% 7/1/38 (d)	100,000	107,726

TOTAL WASHINGTON		15,395,984

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/32	50,000	61,414
Wisconsin - 1.3%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 5% 1/1/31	60,000	76,175
Milwaukee County Arpt. Rev. Series 2019 B, 5% 12/1/23 (c)	420,000	455,563
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	160,000	184,743
5.25% 10/1/48	160,000	183,894
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	355,000	431,785
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	15,000	16,484
5% 10/1/48 (d)	20,000	21,912
5% 10/1/53 (d)	30,000	32,811
Roseman Univ. of Health:
(Roseman Univ. of Health Sciences Proj.) Series 2020, 5% 4/1/40 (d)	100,000	119,087
Series 2020, 3% 4/1/25 (d)	425,000	437,291
Series 2021 A, 4.5% 6/1/56 (d)	1,440,000	1,468,805
Series 2021 B, 6.5% 6/1/56 (d)	425,000	435,796
Wisconsin Gen. Oblig. Series 2021 A, 5% 5/1/32	1,430,000	1,779,521
Wisconsin Health & Edl. Facilities:
Series 2016 A:
4% 11/15/46	195,000	218,949
4% 11/15/46 (Pre-Refunded to 5/15/26 @ 100)	80,000	91,354
Series 2019 A:
2.25% 11/1/26	45,000	45,150
5% 11/1/22	230,000	235,956
5% 12/1/28	150,000	188,711
5% 12/1/29	150,000	192,368
Series 2019 B1, 2.825% 11/1/28	50,000	50,012
Series 2019 B2, 2.55% 11/1/27	30,000	30,086
Series 2019:
5% 10/1/24	175,000	195,460
5% 10/1/30	195,000	246,462
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	210,000	226,706
Series 2021 C, 3% 9/1/52	380,000	412,451
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (a)	65,000	64,981
0.81%, tender 5/1/25 (a)	225,000	224,892

TOTAL WISCONSIN		8,067,405

TOTAL MUNICIPAL BONDS
(Cost $555,057,106)		568,553,294

Municipal Notes - 11.9%
Alabama - 0.7%
Wilsonville Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Proj.) Series D, 0.12% 1/3/22, VRDN (a)	4,330,000	$4,330,000
Alaska - 1.2%
Valdez Marine Term. Rev. (Exxon Pipeline Co. Proj.) Series 1985, 0.09% 1/3/22, VRDN (a)	7,500,000	7,500,000
Florida - 1.4%
Martin County Poll. Cont. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2000, 0.11% 1/3/22, VRDN (a)	9,000,000	9,000,000
Indiana - 0.9%
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2008 J, 0.06% 1/3/22, LOC Barclays Bank PLC, VRDN (a)	5,820,000	5,820,000
New York - 6.8%
New York City Gen. Oblig.:
Series 2013 A3, 0.07% 1/3/22 (Liquidity Facility Mizuho Corporate Bank Ltd.), VRDN (a)	5,100,000	5,100,000
Series 2017 B-4 & B-5, 0.06% 1/3/22 (Liquidity Facility Barclays Bank PLC), VRDN (a)	9,200,000	9,200,000
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2001 F1, 0.07% 1/3/22 (Liquidity Facility Mizuho Corporate Bank Ltd.), VRDN (a)	3,300,000	3,300,000
New York City Transitional Fin. Auth. Rev. Series 2010 G6, 0.06% 1/3/22 (Liquidity Facility Barclays Bank PLC), VRDN (a)	11,300,000	11,300,000
New York Metropolitan Trans. Auth. Rev. Series 2015 E1, 0.06% 1/3/22, LOC Barclays Bank PLC, VRDN (a)	15,000,000	14,999,994

TOTAL NEW YORK		43,899,994

Texas - 0.9%
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Methodist Hospitals of Dallas Proj.) Series 2008, 0.08% 1/3/22, LOC TD Banknorth, NA, VRDN (a)	6,000,000	6,000,000
TOTAL MUNICIPAL NOTES
(Cost $76,549,998)		76,549,994
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $631,607,104)		645,103,288
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,158,289)
NET ASSETS - 100%		$643,944,999

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,955,675 or 0.6% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$39,309,970	$28,334,002	$67,649,302	$11,775	$5,302	$28	$--	0.0%
Total	$39,309,970	$28,334,002	$67,649,302	$11,775	$5,302	$28	$--

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$645,103,288	$--	$645,103,288	$--
Total Investments in Securities:	$645,103,288	$--	$645,103,288	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	25.9%
Transportation	20.6%
Health Care	12.2%
Education	10.2%
Special Tax	7.9%
Electric Utilities	6.2%
Housing	5.7%
Others* (Individually Less Than 5%)	11.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $631,607,104)		$645,103,288
Cash		5,247,714
Receivable for fund shares sold		1,748,978
Interest receivable		6,215,211
Other receivables		2,067
Total assets		658,317,258
Liabilities
Payable for investments purchased on a delayed delivery basis	$13,101,938
Payable for fund shares redeemed	427,913
Distributions payable	842,408
Total liabilities		14,372,259
Net Assets		$643,944,999
Net Assets consist of:
Paid in capital		$630,453,724
Total accumulated earnings (loss)		13,491,275
Net Assets		$643,944,999
Net Asset Value, offering price and redemption price per share ($643,944,999 ÷ 60,957,979 shares)		$10.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$8,048,565
Income from Fidelity Central Funds		11,775
Total income		8,060,340
Expenses
Independent trustees' fees and expenses	$1,358
Total expenses		1,358
Net investment income (loss)		8,058,982
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	201,627
Fidelity Central Funds	5,302
Total net realized gain (loss)		206,929
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,167,595
Fidelity Central Funds	28
Total change in net unrealized appreciation (depreciation)		2,167,623
Net gain (loss)		2,374,552
Net increase (decrease) in net assets resulting from operations		$10,433,534

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,058,982	$5,234,545
Net realized gain (loss)	206,929	18,109
Change in net unrealized appreciation (depreciation)	2,167,623	4,685,607
Net increase (decrease) in net assets resulting from operations	10,433,534	9,938,261
Distributions to shareholders	(8,295,176)	(5,234,873)
Share transactions
Proceeds from sales of shares	485,618,087	245,446,453
Reinvestment of distributions	13	34
Cost of shares redeemed	(155,810,090)	(127,065,147)
Net increase (decrease) in net assets resulting from share transactions	329,808,010	118,381,340
Total increase (decrease) in net assets	331,946,368	123,084,728
Net Assets
Beginning of period	311,998,631	188,913,903
End of period	$643,944,999	$311,998,631
Other Information
Shares
Sold	46,004,101	23,891,928
Issued in reinvestment of distributions	1	3
Redeemed	(14,763,396)	(12,432,781)
Net increase (decrease)	31,240,706	11,459,150

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.50	$10.35	$9.85	$10.04	$10.00
Income from Investment Operations
Net investment income (loss)B	.173	.232	.275	.261	.040
Net realized and unrealized gain (loss)	.068	.153	.531	(.193)	.041
Total from investment operations	.241	.385	.806	.068	.081
Distributions from net investment income	(.177)	(.235)	(.278)	(.258)	(.040)
Distributions from net realized gain	(.004)	–	(.028)	–	(.001)
Total distributions	(.181)	(.235)	(.306)	(.258)	(.041)
Net asset value, end of period	$10.56	$10.50	$10.35	$9.85	$10.04
Total ReturnC	2.31%	3.79%	8.26%	.71%	.81%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	-%	-%	- %G
Net investment income (loss)	1.65%	2.26%	2.70%	2.69%	1.81%G
Supplemental Data
Net assets, end of period (000 omitted)	$643,945	$311,999	$188,914	$110,680	$10,128
Portfolio turnover rateH	5%	24%	18%	73%	35%I

 A For the period October 12, 2017 (commencement of operations) through December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Flex Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,375,624
Gross unrealized depreciation	(877,637)
Net unrealized appreciation (depreciation)	$13,497,987
Tax Cost	$631,605,301

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$13,497,987

The Fund intends to elect to defer to its next fiscal year $4,382 of capital losses recognized during the period November 1, 2021 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Tax-exempt Income	$8,058,787	$5,234,873
Long-term Capital Gains	236,389	–
Total	$8,295,176	$ 5,234,873

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Municipal Income Fund	324,594,707	20,659,255

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Flex Municipal Income Fund	-%-C
Actual		$1,000.00	$1,004.50	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $211,311, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2021, 100% of the fund's income dividends was free from federal income tax, and 16.14% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

XLI-ANN-0322
1.9884856.104

Fidelity® Conservative Income Municipal Bond Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Conservative Income Municipal Bond Fund	0.05%	1.01%	0.75%
Institutional Class	0.05%	1.11%	0.85%

 A From October 15, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Municipal Bond Fund, a class of the fund, on October 15, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,634	Fidelity® Conservative Income Municipal Bond Fund
$10,917	Bloomberg Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Manager Elizah McLaughlin:  For 2021, the fund's share classes returned 0.05%, nearly in line, net of fees, with the 0.21% return of the Composite index, an equal-weighted blend of the benchmark, the Bloomberg Municipal Bond 1 Year (1-2Y) Index, and the iMoneyNet All Tax-Free National Retail Money Market Funds Average™. In managing the fund the past 12 months, we continued to pursue our long-held strategy of trying to capture a high level of current income consistent with preservation of capital. Our ongoing emphasis on higher-yielding fixed- and variable-rate securities (rated A and BBB) added value. Securities in these credit-quality tiers generally outpaced the index, providing incremental income to the fund and generating above-average price gains for the year. Our simultaneous underweighting in highly rated sectors, including pre-refunded bonds and high-quality state general-obligation securities, also helped. Conversely, yield-curve positioning detracted from the fund's relative result. Specifically, overweighting securities with maturities of beyond two years detracted versus the index, as they lagged shorter-term securities for the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2021, Cormac Cullen, Michael Maka and Ryan Brogan assumed co-management responsibilities for the fund. On January 3, 2022, Robert Mandeville and Doug McGinley came off the fund.

Investment Summary (Unaudited)

Maturity Diversification as of December 31, 2021

% of fund's investments
1 - 7	44.1
8 - 30	1.6
31 - 60	5.7
61 - 90	0.1
91 - 180	7.4
> 180	41.1

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Top Five States as of December 31, 2021

% of fund's net assets
New York	9.9
Texas	9.1
New Jersey	7.9
California	7.7
Illinois	7.5

Top Five Sectors as of December 31, 2021

% of fund's net assets
Synthetics	27.1
Transportation	15.4
General Obligations	13.5
Industrial Development	11.1
Health Care	6.1

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	3.2%
AA,A	39.3%
BBB	8.4%
Not Rated	0.5%
Short-Term Investments and Net Other Assets	48.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 51.5%
	Principal Amount	Value
Alabama - 0.7%
Black Belt Energy Gas District Bonds Series 2017 A, 4%, tender 7/1/22 (a)	12,730,000	12,911,733
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 2.9%, tender 12/12/23 (a)	600,000	627,535
Southeast Alabama Gas Supply District Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (a)	3,890,000	4,170,562
Southeast Energy Auth. Rev. Bonds (Proj. No. 2) Series 2021 B1:
4% 6/1/24	$510,000	$551,148
4% 6/1/25	615,000	681,837

TOTAL ALABAMA		18,942,815

Arizona - 1.2%
Arizona Board of Regents Ctfs. of Prtn.:
(Univ. of Arizona Proj.) Series 2018 A, 5% 6/1/22	830,000	845,654
Series 2015 A, 5% 6/1/22	515,000	525,036
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/24	1,000,000	1,130,949
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2007, 2.7%, tender 8/14/23 (a)(b)	2,050,000	2,119,997
Series 2019, 5%, tender 6/3/24 (a)(b)	10,165,000	11,217,060
Coconino County Poll. Cont. Corp. Rev. Bonds Series 2017 A, 1.875%, tender 3/31/23 (a)(b)	1,450,000	1,473,516
Maricopa County Rev. Bonds:
Series 2019 B, SIFMA Municipal Swap Index + 0.380% 0.48%, tender 1/6/22 (a)(c)	8,335,000	8,337,452
Series B, 5%, tender 10/18/22 (a)	4,020,000	4,170,492
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/23 (b)	525,000	561,673
Series 2017 A, 5% 7/1/23 (b)	500,000	534,927
Series 2018, 5% 7/1/22 (b)	1,000,000	1,023,654
Yuma Pledged Rev. Series 2021:
4% 7/1/22	325,000	331,026
4% 7/1/23	325,000	342,569
4% 7/1/24	300,000	325,761

TOTAL ARIZONA		32,939,766

California - 3.2%
California Health Facilities Fing. Auth. Rev. Bonds Series 2017 A:
5%, tender 11/1/22 (a)	950,000	987,819
5%, tender 11/1/22 (a)	13,650,000	14,193,398
California Infrastructure and Econ. Dev. Bank Rev. Series 2017, 5% 5/15/22	760,000	773,350
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2021 A, 0.3%, tender 4/1/22 (a)(b)	7,900,000	7,901,697
Series 2021 B, 0.3%, tender 1/18/22 (a)(b)	2,300,000	2,300,121
(Waste Mgmt., Inc. Proj.) Series 2009 A, 1.3%, tender 2/3/25 (a)(d)	750,000	762,077
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2017 A1, 0.18%, tender 1/18/22 (a)(b)(d)	25,650,000	25,650,180
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C, 5% 8/1/24 (e)	1,925,000	2,073,982
California Statewide Cmntys. Dev. Auth. Series 2021, 4% 5/15/23	2,500,000	2,618,774
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2018 A, 5% 6/1/22 (Escrowed to Maturity)	1,360,000	1,387,070
Los Angeles Dept. Arpt. Rev.:
Series 2017 B, 5% 5/15/23 (b)	1,700,000	1,807,762
Series 2018 C, 5% 5/15/22 (b)	6,490,000	6,602,072
Series 2019 A:
5% 5/15/23 (b)	1,865,000	1,983,221
5% 5/15/24 (b)	705,000	778,122
Series 2020 C, 5% 5/15/24 (b)	500,000	552,483
Series B, 5% 5/15/24 (b)	1,065,000	1,176,789
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 B:
5% 7/1/23 (b)	500,000	534,305
5% 7/1/24 (b)	500,000	554,505
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2013 A:
5% 5/1/22 (Escrowed to Maturity) (b)	1,020,000	1,035,910
5% 5/1/23 (b)	1,310,000	1,390,405
Series 2016 D, 5% 5/1/22 (Escrowed to Maturity)	470,000	477,488
Series 2017 D, 5% 5/1/24 (b)	1,000,000	1,102,106
Series 2018 A, 5% 5/1/22 (Escrowed to Maturity) (b)	500,000	507,799
Series 2019 A:
5% 1/1/22 (b)	730,000	730,000
5% 1/1/25 (b)	1,430,000	1,614,506
Series 2019 H:
5% 5/1/22 (Escrowed to Maturity) (b)	1,000,000	1,015,598
5% 5/1/24 (b)	550,000	606,158
San Jose Int. Arpt. Rev.:
Series 2014 A, 5% 3/1/23 (Escrowed to Maturity) (b)	3,500,000	3,688,925
Series 2017 B, 5% 3/1/22 (Escrowed to Maturity)	500,000	503,842
Series 2021 B, 5% 3/1/25	375,000	428,233
Vernon Elec. Sys. Rev. Series 2021 A:
4% 4/1/22	1,000,000	1,009,002
4% 10/1/22	1,000,000	1,027,437
5% 10/1/23	1,350,000	1,456,593

TOTAL CALIFORNIA		89,231,729

Colorado - 0.9%
Colorado Health Facilities Auth.:
Bonds (Valley View Hosp. Assoc. Proj.) Series 2018, 2.8%, tender 5/15/23 (a)	925,000	943,542
Series 2019 A, 5% 1/1/22	625,000	625,000
Colorado Health Facilities Auth. Rev. Bonds Series 2016 C, 5%, tender 11/15/23 (a)	595,000	649,443
Denver City & County Arpt. Rev.:
Series 2012 A:
5% 11/15/22 (b)	1,610,000	1,675,206
5% 11/15/23 (b)	500,000	519,729
5% 11/15/24 (b)	1,600,000	1,663,946
Series 2012 B, 5% 11/15/29 (Pre-Refunded to 11/15/22 @ 100)	1,000,000	1,041,239
Series 2013 A, 5% 11/15/22 (b)	800,000	832,400
Series 2013 B, 5% 11/15/22	225,000	234,474
Series 2016 A, 5% 11/15/23	675,000	734,199
Series 2017 A, 5% 11/15/24 (b)	825,000	926,199
Series 2020 A1, 5% 11/15/22	9,250,000	9,639,481
Series 2020 A2, 5% 11/15/22	3,385,000	3,527,529
Series 2020 B1, 5% 11/15/22 (b)	2,230,000	2,320,316
Vauxmont Metropolitan District Series 2020, 5% 12/1/23 (FSA Insured)	195,000	211,122

TOTAL COLORADO		25,543,825

Connecticut - 2.9%
Connecticut Gen. Oblig.:
Series 2012 B, 5% 4/15/23	650,000	658,656
Series 2013 A:
1.09% 3/1/25 (a)	1,075,000	1,095,313
5% 10/15/22	4,815,000	4,995,308
Series 2014 C, 5% 6/15/22	5,620,000	5,741,459
Series 2014 D, 5% 6/15/22	855,000	873,478
Series 2016 B:
5% 5/15/23	1,470,000	1,564,435
5% 5/15/25	505,000	580,546
Series 2016 D, 5% 8/15/23	600,000	645,284
Series 2016 E, 5% 10/15/23	1,210,000	1,310,263
Series 2018 B, 5% 4/15/22	2,080,000	2,108,267
Series 2018 F, 5% 9/15/22	5,980,000	6,180,722
Series 2019 A:
5% 4/15/22	710,000	719,649
5% 4/15/23	3,985,000	4,225,920
Series 2020 B, 5% 1/15/23	1,265,000	1,326,987
Series 2020 C, 3% 6/1/22	875,000	885,130
Series 2021 D, 5% 7/15/24	1,760,000	1,963,638
Series 2022 A, 3% 1/15/23 (e)	6,705,000	6,894,585
Series A:
3% 1/15/22	550,000	550,480
3% 1/15/23	1,050,000	1,079,850
3% 1/15/24	500,000	526,706
3% 4/15/24	500,000	529,729
4% 1/15/24	465,000	499,236
Series C:
4% 6/1/23	400,000	420,884
5% 12/15/23	735,000	801,281
5% 6/1/24	2,555,000	2,604,286
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A3, 0.25%, tender 2/9/24 (a)	11,800,000	11,747,494
Series 2014 B, 1.8%, tender 7/1/24 (a)	980,000	1,004,740
Series 2017 A1, 5%, tender 7/1/22 (a)	675,000	691,068
Series 2022 M, 5% 7/1/23 (e)	175,000	184,459
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Chesla Ln. Prog.) Series 2017 A, 5% 11/15/23 (b)	690,000	745,795
(Chesla Loan Prog.):
Series B, 5% 11/15/22 (b)	125,000	129,996
Series C:
5% 11/15/22	175,000	181,994
5% 11/15/23	225,000	243,413
Connecticut Hsg. Fin. Auth.:
Series A2:
0.2% 5/15/22 (b)	750,000	750,004
0.25% 11/15/22 (b)	555,000	554,896
0.35% 5/15/23 (b)	250,000	249,771
0.4% 11/15/23 (b)	300,000	299,339
Series C:
5% 5/15/22 (b)	1,000,000	1,016,413
5% 5/15/23 (b)	445,000	471,130
Sseries C, 5% 11/15/22 (b)	1,045,000	1,085,371
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series 2012, 5% 1/1/22 (Escrowed to Maturity)	880,000	880,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2015 A, 5% 8/1/22	725,000	745,112
Series 2021 C:
5% 1/1/23	4,925,000	5,155,975
5% 1/1/24	1,340,000	1,462,039
Series A:
5% 10/1/22	1,900,000	1,967,646
5% 5/1/23	1,850,000	1,964,824

TOTAL CONNECTICUT		80,313,571

Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (a)	580,000	588,203
Delaware Trans. Auth. Grant Series 2020, 5% 9/1/24	850,000	950,862

TOTAL DELAWARE		1,539,065

District Of Columbia - 0.5%
District of Columbia Gen. Oblig.:
Series 2021 D, 4% 2/1/24	325,000	349,846
Series 2021 E, 5% 2/1/23	5,000,000	5,258,606
District of Columbia Hosp. Rev. Series 2015, 5% 7/15/22	150,000	153,785
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2013 A, 5% 10/1/22 (b)	1,000,000	1,035,297
Series 2019 A, 5% 10/1/22 (b)	220,000	227,765
Series 2020 A:
5% 10/1/22 (b)	3,625,000	3,752,953
5% 10/1/23 (b)	1,910,000	2,063,945

TOTAL DISTRICT OF COLUMBIA		12,842,197

Florida - 2.0%
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (b)	625,000	646,822
Series 2017, 5% 10/1/24 (b)	500,000	558,891
Series 2019 A:
5% 10/1/22 (b)	1,925,000	1,992,212
5% 10/1/23 (b)	1,250,000	1,349,837
Series 2019 B, 5% 10/1/22 (b)	865,000	895,202
Broward County Port Facilities Rev. Series 2011 B, 5% 9/1/22 (b)	330,000	331,190
Broward County School District Series 2015, 5% 7/1/22	400,000	409,542
Citizens Property Ins. Corp. Series 2012 A1, 5% 6/1/22	1,995,000	2,034,125
Escambia County Poll. Cont. Rev. (Gulf Pwr. Co. Proj.) Series 2003, 2.6% 6/1/23	5,150,000	5,302,116
Florida Dev. Fin. Corp. Rev. Bonds (Brightline Florida Passenger Rail Expansion Proj.) Series 2021 A, 0.3%, tender 7/1/22 (a)(b)	14,000,000	14,000,188
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2015 A:
4% 10/1/22 (b)	870,000	894,530
4% 10/1/22 (Escrowed to Maturity) (b)	200,000	205,457
Series 2016 A:
5% 10/1/22 (b)	305,000	315,859
5% 10/1/22 (Escrowed to Maturity) (b)	465,000	481,129
Series 2019 A, 5% 10/1/22 (b)	4,430,000	4,587,722
Hillsborough County Aviation Auth. Rev.:
Series 2013 A, 5.5% 10/1/24 (b)	1,420,000	1,543,903
Series 2018 E, 5% 10/1/23 (b)	225,000	242,683
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2013 A, 5% 10/1/22	855,000	885,310
JEA Wtr. & Swr. Sys. Rev. Series A, 5% 10/1/23	895,000	968,609
Lee County Arpt. Rev. Series 2021 A:
5% 10/1/23 (b)	405,000	436,830
5% 10/1/24 (b)	1,530,000	1,710,207
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/22 (b)	2,135,000	2,211,013
5% 10/1/24	895,000	926,796
Series 2020 A, 5% 10/1/23	1,105,000	1,194,668
Miami-Dade County Health Facilities Auth. Hosp. Rev. (Nicklaus Children's Hosp. Proj.) Series 2021 A, 5% 8/1/22	890,000	914,847
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. of Florida Proj.) Series 2007, 0.32%, tender 11/1/22 (a)	1,200,000	1,200,307
(Waste Mgmt. of Florida Proj.) Series 2018, 0.4%, tender 8/1/23 (a)(b)	2,400,000	2,397,624
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 A, 5% 5/1/22	1,220,000	1,239,115
Okeechobee County Solid Waste Rev. Bonds (Waste Mgmt., Inc.-Okeechobee Landfill Proj.) Series 2004 A, 0.55%, tender 7/1/24 (a)	1,500,000	1,493,714
Orange County Health Facilities Auth. Series B, 5% 10/1/22	2,605,000	2,696,154
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/22	755,000	772,859
Orlando Utils. Commission Util. Sys. Rev. Series 2013 A, 5% 10/1/24	500,000	562,536
Tampa Hosp. Rev. Series 2016 B, 5% 7/1/22	935,000	956,787

TOTAL FLORIDA		56,358,784

Georgia - 4.5%
Atlanta Arpt. Passenger Facilities Charge Rev. Series 2019 F, 5% 7/1/22	10,800,000	11,059,265
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009 1st, 2.75%, tender 3/15/23 (a)	12,025,000	12,355,270
Series 2013, 1.55%, tender 8/19/22 (a)	3,530,000	3,557,647
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (a)	1,300,000	1,332,228
Series 2012 1st, 1.55%, tender 8/19/22 (a)	900,000	907,049
Series 1995, 2.25%, tender 5/25/23 (a)	500,000	512,519
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2020 A:
3% 11/1/22	650,000	664,400
4% 11/1/23	895,000	952,783
4% 11/1/24	1,380,000	1,513,483
5% 1/1/22	1,800,000	1,800,000
5% 1/1/22	1,000,000	1,000,000
5% 1/1/23	2,775,000	2,903,438
5% 1/1/23	1,250,000	1,307,855
Series 2021 A:
5% 1/1/24	335,000	364,319
5% 1/1/25 (FSA Insured)	200,000	226,507
Series C, 5% 1/1/22	3,295,000	3,295,000
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S, 5% 10/1/23	2,050,000	2,120,479
Griffin-Spalding County Hosp. (WellStar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/23	250,000	264,447
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 A, 4%, tender 9/1/23 (a)	6,305,000	6,647,078
Series 2018 B, 1 month U.S. LIBOR + 0.750% 0.816%, tender 9/1/23 (a)(c)	25,095,000	25,220,104
Series 2018 C, 4%, tender 12/1/23 (a)	2,490,000	2,644,503
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 0.67%, tender 12/1/23 (a)(c)	40,430,000	40,701,083
Series 2019 B, 4%, tender 12/2/24 (a)	2,030,000	2,215,477
Series 2018 A, 4% 3/1/23	720,000	750,848
Private Colleges & Univs. Auth. Rev. (Mercer Univ. Proj.) Series 2021, 5% 10/1/22	300,000	310,543

TOTAL GEORGIA		124,626,325

Hawaii - 0.0%
State of Hawaii Dept. of Trans. Series 2013, 5% 8/1/22 (b)	750,000	770,319
Illinois - 4.6%
Champaign County Cmnty. Unit Series 2020 A, 0% 1/1/23	200,000	199,147
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2021 C:
5% 12/1/22	1,320,000	1,377,783
5% 12/1/23	1,380,000	1,502,658
Chicago Midway Arpt. Rev. Series 2014 A, 5% 1/1/22 (b)	2,000,000	2,000,000
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 B, 5% 1/1/22 (b)	4,720,000	4,720,000
Series 2013 A:
5% 1/1/22 (Escrowed to Maturity) (b)	2,185,000	2,185,000
5% 1/1/23 (b)	3,035,000	3,175,472
Series 2015 B, 5% 1/1/22 (Escrowed to Maturity)	2,520,000	2,520,000
Series 2015 C, 5% 1/1/22 (b)	900,000	900,000
Series 2017 C, 5% 1/1/22	1,310,000	1,310,000
Series 2017 D, 5% 1/1/22 (b)	1,000,000	1,000,000
Chicago Park District Gen. Oblig.:
Series 2014 B:
5% 1/1/22	450,000	450,000
5% 1/1/24	615,000	669,081
Series 2021 D:
4% 1/1/23	375,000	388,380
4% 1/1/24	100,000	106,816
Series 2021 E, 4% 1/1/24	1,340,000	1,431,331
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2021:
5% 6/1/23	550,000	584,908
5% 6/1/24	625,000	690,978
Cook County Gen. Oblig.:
Series 2012 C, 5% 11/15/22	1,770,000	1,842,632
Series 2021 A:
5% 11/15/22	1,400,000	1,457,449
5% 11/15/23	390,000	423,592
5% 11/15/24	450,000	507,393
Series 2021 B:
4% 11/15/22	2,240,000	2,312,601
4% 11/15/23	1,560,000	1,665,417
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 0.4%, tender 11/1/22 (a)(b)	3,600,000	3,597,659
Illinois Fin. Auth. Rev.:
Bonds Series 2017 B, 5%, tender 12/15/22 (a)	1,000,000	1,044,246
Series 2019, 5% 9/1/22	225,000	231,721
Illinois Gen. Oblig.:
Series 2012, 5% 8/1/22 (FSA Insured)	9,595,000	9,859,535
Series 2013 A, 5% 4/1/24	1,705,000	1,805,114
Series 2013:
5% 7/1/22	490,000	501,355
5% 7/1/23	3,265,000	3,485,195
Series 2014, 5% 2/1/22	4,100,000	4,114,739
Series 2016, 5% 2/1/22	5,565,000	5,585,060
Series 2017 D:
5% 11/1/22	4,400,000	4,568,943
5% 11/1/23	5,300,000	5,730,682
Series 2018 B, 5% 5/1/22	1,500,000	1,523,082
Series 2021 A:
5% 3/1/22	3,895,000	3,924,403
5% 3/1/23	230,000	242,238
Series 2021 B, 5% 3/1/23	275,000	289,633
Series 2021 C, 4% 3/1/23	6,960,000	7,249,988
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/22	350,000	351,274
5% 2/1/23	280,000	294,388
Illinois Reg'l. Trans. Auth. Series 2017 A, 5% 7/1/23	595,000	636,471
Illinois Sales Tax Rev.:
Series 2013, 5% 6/15/22	1,215,000	1,240,742
Series 2021 A:
3% 6/15/22	3,195,000	3,234,151
4% 6/15/23	6,065,000	6,370,695
4% 6/15/24	3,195,000	3,457,376
Series 2021 C, 5% 6/15/25	270,000	309,039
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A, 5% 12/1/22	3,875,000	4,041,356
Series 2014 D, 5% 1/1/22	770,000	770,000
Series 2018 A, 5% 1/1/25	1,145,000	1,297,116
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2011, 5.5% 2/1/23	1,470,000	1,549,815
Metropolitan Pier & Exposition Series 2022 A, 3% 6/15/24 (e)	1,870,000	1,945,660
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/22	5,015,000	5,111,468
5% 6/1/23	6,220,000	6,619,331
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 C, 5% 3/15/23	630,000	665,773
Univ. of Illinois Rev. Series 2013 A:
5% 4/1/22	625,000	632,227
5% 4/1/25	250,000	264,447
Waukegan Gen. Oblig. Series 2018 B, 4% 12/30/22 (FSA Insured)	600,000	620,621

TOTAL ILLINOIS		126,586,181

Indiana - 1.1%
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.4%, tender 10/3/22 (a)(b)	400,000	400,078
Indiana Fin. Auth. Hosp. Rev. Bonds:
Series 2011 H, 1.65%, tender 1/1/22 (a)	1,555,000	1,555,000
Series 2011 I, 1.65%, tender 1/1/22 (a)	5,000,000	5,000,000
Series 2015 B, 1.65%, tender 1/1/22 (a)	6,210,000	6,210,000
Indiana Fin. Auth. Rev. (Butler Univ. Proj.) Series 2012 A, 5% 2/1/25	985,000	988,564
Indianapolis Gas Util. Sys. Rev. Series 2020 A, 5% 8/15/22	1,115,000	1,147,860
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2015 I, 5% 1/1/23 (b)	1,660,000	1,736,831
Series 2021 A:
5% 6/1/22	275,000	280,301
5% 6/1/23	610,000	649,699
Purdue Univ. Rev.:
Series 2020 EE, 5% 7/1/22	475,000	486,379
Series CC, 5% 7/1/22	575,000	588,774
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(b)	3,255,000	3,380,118
Series 2016 A, 5%, tender 3/1/23 (a)(b)	8,700,000	9,166,162

TOTAL INDIANA		31,589,766

Iowa - 0.0%
Iowa Fin. Auth. Rev. Series 2018 B, 5% 2/15/23	515,000	542,149
Kentucky - 1.0%
Kentucky Asset/Liability Commission Agcy. Fund Rev. Series A:
3% 9/1/22	500,000	509,550
5% 9/1/22	3,750,000	3,870,969
Kentucky Asset/Liability Commission Gen. Fund Rev. Series 2021 A, 5% 11/1/24	1,000,000	1,125,624
Kentucky State Property & Buildings Commission Rev.:
Series 2016 B, 5% 11/1/23	1,445,000	1,565,355
Series 2016, 3% 4/1/22	895,000	901,006
Series 2017:
5% 4/1/22	1,155,000	1,168,413
5% 4/1/23	1,390,000	1,470,861
Series 2018, 5% 5/1/23	3,545,000	3,764,539
Series A:
5% 10/1/22	1,025,000	1,061,023
5% 8/1/23	625,000	670,677
5% 11/1/23	1,030,000	1,115,789
Series B:
5% 8/1/22	930,000	955,415
5% 11/1/22	1,955,000	2,031,329
5% 8/1/23	4,100,000	4,399,639
Kentucky, Inc. Pub. Energy Bonds Series C1, 4%, tender 6/1/25 (a)	585,000	640,748
Louisville & Jefferson County Bonds Series 2020 B, 5%, tender 10/1/23 (a)	1,000,000	1,080,193

TOTAL KENTUCKY		26,331,130

Louisiana - 1.0%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/22 (FSA Insured)	4,090,000	4,170,212
Louisiana Gen. Oblig. Series 2020 A, 5% 3/1/23	835,000	880,725
Louisiana Local Govt. Envir. Facilities and Cmnty. Dev. Auth. Bonds (American Biocarbon, CT, LLC Proj.) Series 2021, 0.25%, tender 6/1/22 (a)(b)	7,800,000	7,800,317
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B, 5% 1/1/22 (b)	520,000	520,000
Series 2017 D2, 5% 1/1/22 (b)	655,000	655,000
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	8,040,000	8,170,965
State of Louisiana Grant Anticipation Rev. Series 2021, 5% 9/1/22	4,400,000	4,540,147
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	800,000	850,861

TOTAL LOUISIANA		27,588,227

Maryland - 0.1%
Maryland Dept. of Trans. Consolidated Trans. Rev.:
Series 2022 A, 5% 12/1/24 (e)	550,000	616,541
Series 2022 B, 5% 12/1/23 (e)	635,000	663,742
Maryland Gen. Oblig. Series 2 A, 5% 8/1/23	1,130,000	1,214,259

TOTAL MARYLAND		2,494,542

Massachusetts - 2.9%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series A, 0% 7/1/22	6,965,000	6,958,341
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	3,200,000	3,347,453
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds:
Series 2019 DD 1, 5%, tender 4/1/24 (a)	1,070,000	1,152,147
Series 2019 DD 2, 5%, tender 4/1/24 (a)	1,705,000	1,841,488
Series S3, SIFMA Municipal Swap Index + 0.500% 0.6%, tender 1/6/22 (a)(c)	7,400,000	7,409,234
Series 2014 M4, 5% 7/1/22	735,000	752,459
Series 2018 R, 5% 10/1/22	160,000	165,733
Series 2020 A, 5% 10/1/22	905,000	937,428
Series 2021 I, 5% 10/1/24	900,000	1,011,248
Massachusetts Edl. Fing. Auth. Rev.:
Series 2013, 5% 7/1/22 (b)	1,800,000	1,841,672
Series 2015 A:
5% 1/1/22 (b)	1,400,000	1,400,000
5% 1/1/24 (b)	18,160,000	19,609,818
Series 2016 J, 5% 7/1/22 (b)	1,795,000	1,836,556
Series 2018 B, 5% 7/1/23 (b)	450,000	478,782
Series 2020 C, 5% 7/1/24 (b)	600,000	658,190
Massachusetts Gen. Oblig. Series 2021 B, 5% 11/1/23	24,925,000	27,067,922
Massachusetts Port Auth. Rev. Series 2017 A, 5% 7/1/23 (b)	2,660,000	2,843,329

TOTAL MASSACHUSETTS		79,311,800

Michigan - 2.2%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/22 (FSA Insured)	855,000	874,837
Grand Rapids Pub. Schools Series 2017, 5% 5/1/22 (FSA Insured)	1,170,000	1,188,332
Huron School District Series 2019, 5% 5/1/22	660,000	670,209
Imlay City Cmnty. School District Series 2020 I, 4% 5/1/23	555,000	582,038
Michigan Fin. Auth. Rev.:
Bonds:
Series 2016 MI2, SIFMA Municipal Swap Index + 0.480% 0.58%, tender 1/6/22 (a)(c)	45,050,000	45,055,884
Series 2019 B, 3.5%, tender 11/15/22 (a)	4,325,000	4,441,952
Series 2015 D1:
0.25% 10/15/22	540,000	539,974
0.4% 10/15/23	450,000	450,251
0.55% 10/15/24	700,000	698,822
Michigan Gen. Oblig. Series 2016:
5% 3/15/22	1,435,000	1,448,460
5% 3/15/24	500,000	550,010
Michigan State Univ. Revs. Series 2019 C, 4% 2/15/22	500,000	502,206
Milan Area Schools Series 2019, 5% 5/1/22	675,000	685,351
South Lyon Cmnty. Schools Series 2016, 5% 5/1/23	900,000	956,357
Wayne County Arpt. Auth. Rev. Series 2011 A, 4.125% 12/1/22 (FSA Insured) (b)	1,200,000	1,203,396

TOTAL MICHIGAN		59,848,079

Minnesota - 0.1%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2016 B:
5% 1/1/22	450,000	450,000
5% 1/1/23	1,400,000	1,466,950
Minnesota Hsg. Fin. Agcy. Series H:
0.6% 7/1/23 (b)	230,000	230,263
0.7% 7/1/24 (b)	205,000	204,916
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017, 5% 1/1/22	175,000	175,000

TOTAL MINNESOTA		2,527,129

Missouri - 0.1%
Missouri Health & Edl. Facilities Rev. Series 2014 A, 5% 6/1/24	1,670,000	1,855,661
Saint Louis Arpt. Rev. Series 2017 B, 5% 7/1/22 (FSA Insured) (b)	1,000,000	1,023,151

TOTAL MISSOURI		2,878,812

Nebraska - 0.3%
Central Plains Energy Proj. Gas Supply Series 2019:
4% 8/1/22	1,500,000	1,532,027
4% 2/1/23	1,060,000	1,101,572
4% 8/1/23	1,170,000	1,235,812
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Projs.) Series 2017, 5% 7/1/23	825,000	881,603
Nebraska Pub. Pwr. District Rev.:
Bonds Series 2020 A, 0.6%, tender 7/1/23 (a)	1,950,000	1,954,986
Series 2014 A, 5% 1/1/22	500,000	500,000
Series 2017 B, 5% 1/1/25	650,000	736,354

TOTAL NEBRASKA		7,942,354

Nevada - 0.7%
Clark County Arpt. Rev.:
Series 2019 D, 5% 7/1/22	800,000	818,842
Series 2021 B, 5% 7/1/24 (b)	870,000	963,695
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. Series 2019 E, 5% 7/1/22	2,625,000	2,686,827
Clark County Poll. Cont. Rev. Bonds Series 2017, 1.65%, tender 3/31/23 (a)	1,570,000	1,593,648
Clark County School District:
Series 2016 A, 5% 6/15/24	240,000	266,031
Series 2016 D, 5% 6/15/23	2,715,000	2,900,041
Series 2016 F, 4% 6/15/24	500,000	501,354
Series 2017 A, 5% 6/15/22	470,000	480,179
Series 2017 C, 5% 6/15/22	700,000	715,160
Series 2020 A, 3% 6/15/25 (FSA Insured)	500,000	542,167
Washoe County Gas Facilities Rev. Bonds:
(Sierra Pacific Pwr. Co. Proj.) Series 2016 C, 0.625%, tender 4/15/22 (a)(b)	1,960,000	1,960,725
Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	3,400,000	3,414,817
Series 2016, 2.05%, tender 4/15/22 (a)(b)	2,360,000	2,370,285

TOTAL NEVADA		19,213,771

New Hampshire - 0.0%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 5% 8/15/23	405,000	434,815
New Jersey - 6.0%
Garden State Preservation Trust Open Space & Farmland Preservation Series B, 0% 11/1/22 (FSA Insured)	1,645,000	1,637,173
Hudson County Gen. Oblig. Series 2020, 2% 11/15/22	10,000,000	10,155,124
New Jersey Econ. Dev. Auth. Motor Vehicle Rev. Series 2017 A, 4% 7/1/22	2,525,000	2,570,049
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Transit Corp. Projs.) Series 2017 B, 5% 11/1/22	3,655,000	3,796,459
Series 2012 II:
5% 3/1/22	1,195,000	1,203,963
5% 3/1/23	1,535,000	1,546,151
Series 2012, 5% 6/15/22 (Assured Guaranty Corp. Insured)	1,300,000	1,327,917
Series 2013 NN 5% 3/1/22	6,890,000	6,941,680
Series 2013:
5% 3/1/23	1,290,000	1,358,471
5% 3/1/24	15,560,000	16,373,201
Series 2014 UU, 5% 6/15/23	675,000	719,376
Series 2015 XX:
4% 6/15/22	100,000	101,664
4% 6/15/24	1,345,000	1,454,884
5% 6/15/22	940,000	959,842
5% 6/15/23	825,000	879,238
5% 6/15/24	500,000	553,235
Series 2016 AAA, 5% 6/15/23	625,000	666,089
Series 2018 FFF, 5% 6/15/23	500,000	532,871
Series 2019, 5.25% 9/1/24 (d)	7,700,000	8,640,621
New Jersey Edl. Facility Series 2016 C, 5% 7/1/24 (FSA Insured)	1,000,000	1,111,910
New Jersey Gen. Oblig.:
Series 2020 A:
4% 6/1/23	11,190,000	11,751,462
5% 6/1/24	1,080,000	1,195,383
5% 6/1/25	500,000	573,132
Series 2021, 2% 6/1/25	1,585,000	1,655,177
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2012 1, 5% 12/1/22 (b)	1,385,000	1,442,513
Series 2014 A1 1, 5% 12/1/22 (b)	1,150,000	1,197,862
Series 2016 1A:
5% 12/1/22 (b)	3,500,000	3,648,617
5% 12/1/23 (b)	3,500,000	3,801,963
5% 12/1/24 (b)	4,400,000	4,965,247
Series 2017 1A, 5% 12/1/22 (b)	300,000	312,458
Series 2019 A:
5% 12/1/22	705,000	734,936
5% 12/1/24	555,000	624,923
Series 2020:
5% 12/1/22 (b)	1,550,000	1,614,365
5% 12/1/22 (b)	685,000	713,445
5% 12/1/24 (b)	1,100,000	1,236,888
Series 2021 A, 5% 12/1/24 (b)	330,000	370,557
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series 2021 B, 0.5% 11/1/23	1,815,000	1,814,543
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/22	4,330,000	4,411,860
5% 6/1/23	2,960,000	3,149,596
5% 6/1/24	2,400,000	2,657,255
5% 6/1/25	1,565,000	1,792,452
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2014 C, 5% 1/1/25	4,250,000	4,811,906
Series 2017 E, 5% 1/1/25	3,145,000	3,560,811
New Jersey Trans. Trust Fund Auth.:
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	410,000	429,150
Series 2006 A, 5.5% 12/15/22 (FSA Insured)	1,250,000	1,312,195
Series 2006 C, 0% 12/15/24 (AMBAC Insured)	160,000	155,843
Series 2010 D, 5.25% 12/15/23	820,000	896,406
Series 2012 AA, 5% 6/15/22	660,000	673,932
Series 2014 AA, 5% 6/15/23	2,850,000	3,037,366
Series 2016 A, 5% 6/15/22	7,295,000	7,449,321
Series 2016 A-2, 5% 6/15/23	1,000,000	1,066,194
Series 2016 A1, 5% 6/15/24	975,000	1,079,489
Series 2018 A:
5% 6/15/22	16,775,000	17,129,865
5% 6/15/23	3,240,000	3,454,470
5% 6/15/24	1,205,000	1,334,137
Series 2022 AA, 5% 6/15/24 (e)	1,090,000	1,191,259
Series A, 5.25% 12/15/23	350,000	382,612
Rutgers State Univ. Rev.:
Series 2018 N, 4% 5/1/23	700,000	734,007
Series Q, 5% 5/1/22	490,000	497,612
Union County Gen. Oblig. Series 2020, 0.5% 3/1/22	3,310,000	3,312,166

TOTAL NEW JERSEY		164,703,293

New Mexico - 0.1%
New Mexico Edl. Assistance Foundation Series 2021 1A, 5% 9/1/23 (b)	2,040,000	2,194,111
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev. Series 2019 A, 4% 11/1/22	675,000	694,884

TOTAL NEW MEXICO		2,888,995

New York - 2.2%
Albany County Arpt. Auth. Arpt. Rev. Series 2020 B, 5% 12/15/22 (b)	1,000,000	1,044,735
Dorm. Auth. New York Univ. Rev. Series 2012 B, 5% 7/1/30 (Pre-Refunded to 7/1/22 @ 100)	500,000	511,827
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2012 B, 5% 9/1/22	1,390,000	1,434,462
Series 2017, 5% 9/1/22 (Escrowed to Maturity)	500,000	516,000
Nassau County Local Econ. Assistance Corp. Multifamily Hsg. Rev. Bonds (Park Lake Hempstead, L.P. Proj.) Series 2021, 0.3%, tender 11/1/23 (a)	7,810,000	7,791,018
New York City Gen. Oblig.:
Series 1, 5% 8/1/23	5,060,000	5,436,466
Series 2012 A1, 5% 8/1/23	750,000	752,661
Series 2013 D, 5% 8/1/23	475,000	499,137
Series 2015 B, 5% 8/1/23	430,000	461,992
Series 2019 E, 5% 8/1/23	685,000	735,964
Series 2021 F1:
3% 3/1/23	300,000	309,706
5% 3/1/23	545,000	575,238
Series A:
5% 8/1/22	2,000,000	2,055,719
5% 8/1/23	2,155,000	2,315,333
Series C, 5% 8/1/22	1,500,000	1,541,789
New York City Indl. Dev. Agcy. Rev. (Queens Baseball Stadium Proj.) Series 2021 A, 5% 1/1/24 (Assured Guaranty Corp. Insured)	675,000	736,051
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2016 A, 5% 11/15/22	1,000,000	1,041,476
New York Metropolitan Trans. Auth. Rev.:
Series 2012 F, 5% 11/15/23	1,875,000	1,950,515
Series 2015 A1, 5% 11/15/22	1,910,000	1,986,247
Series 2015 F, 5% 11/15/22	1,720,000	1,788,662
Series 2016 A2, 5% 11/15/22	455,000	473,164
Series 2017 B, 5% 11/15/22	1,000,000	1,039,920
Series 2017 D, 5% 11/15/23	790,000	855,816
Series 2020 A:
4% 2/1/22	4,935,000	4,949,072
5% 2/1/23	4,765,000	5,003,351
New York State Dorm. Auth.:
Series 2012 A:
5% 12/15/23	215,000	224,532
5% 12/15/23 (Pre-Refunded to 12/15/22 @ 100)	285,000	297,898
Series 2018 A, 5% 3/15/23 (Escrowed to Maturity)	710,000	750,801
New York State Envir. Facilities Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2012, 0.18%, tender 2/1/22 (a)(b)	7,000,000	6,999,831
New York State Urban Dev. Corp. Series 2020 C, 5% 3/15/23	515,000	544,435
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A, 5% 4/1/22 (b)	1,500,000	1,517,308
Onondaga Civic Dev. Corp. (St. Joseph's Hosp. Health Ctr. Proj.) Series 2012, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	875,000	895,697
Suffolk County Gen. Oblig. Series 2014, 5% 2/1/22 (FSA Insured)	1,600,000	1,605,752
Syracuse Reg'l. Arpt. Auth. Series 2021, 5% 7/1/24 (b)	770,000	852,925

TOTAL NEW YORK		59,495,500

New York And New Jersey - 1.0%
Port Auth. of New York & New Jersey:
Series 188, 5% 5/1/24 (b)	1,990,000	2,195,632
Series 189, 5% 5/1/23	280,000	297,456
Series 2013:
5% 12/1/22 (b)	6,515,000	6,793,472
5% 12/1/22	235,000	245,221
Series 2014 185, 5% 9/1/22 (b)	600,000	618,664
Series 2015 194, 5% 10/15/23	500,000	541,618
Series 202, 5% 10/15/22 (b)	1,250,000	1,296,004
Series 2021 226:
5% 10/15/22 (b)	2,875,000	2,980,810
5% 10/15/23 (b)	3,450,000	3,728,787
Series 207, 5% 9/15/23 (b)	870,000	937,180
Series 223:
5% 7/15/22 (b)	2,250,000	2,306,535
5% 7/15/23 (b)	2,150,000	2,300,830
5% 7/15/24 (b)	3,250,000	3,613,820

TOTAL NEW YORK AND NEW JERSEY		27,856,029

North Carolina - 0.3%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2021 B, 5%, tender 12/2/24 (a)	2,525,000	2,853,568
North Carolina Grant Anticipation Rev. Series 2017, 5% 3/1/23	435,000	459,030
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds Series 2019 B, 2.2%, tender 12/1/22 (a)	2,860,000	2,881,537
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E, 5% 1/1/22	1,000,000	1,000,000
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A, 5% 5/1/22 (b)	800,000	812,534

TOTAL NORTH CAROLINA		8,006,669

Ohio - 0.3%
Allen County Hosp. Facilities Rev. Series 2017 A, 5% 8/1/22	865,000	888,639
Cleveland Arpt. Sys. Rev.:
Series 2018 A, 5% 1/1/22 (b)	1,000,000	1,000,000
Series 2019 C, 5% 1/1/22	1,095,000	1,095,000
Franklin County Hosp. Facilities Rev. Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (a)	980,000	1,040,593
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.)) Series 2021, 5% 8/1/24	200,000	223,251
Ohio Gen. Oblig. Series 2021 A:
5% 3/1/23	510,000	538,234
5% 3/1/23	1,000,000	1,055,361
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2016, 5% 12/1/22	1,350,000	1,407,956
(Univ. of Dayton 2018 Proj.) Series 2018 A, 5% 12/1/22	460,000	478,973
Series A, 5% 12/1/22	520,000	542,617
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/23	830,000	869,096
Univ. of Cincinnati Gen. Receipts Series 2012 C, 5% 6/1/23 (Pre-Refunded to 12/1/22 @ 100)	465,000	484,919

TOTAL OHIO		9,624,639

Oklahoma - 0.1%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2015 A, 5% 8/15/22	450,000	462,836
Oklahoma Hsg. Fin. Agcy. Collateralized Bonds Series 2019, 1.6%, tender 1/1/22	335,000	335,000
Univ. of Oklahoma Gen. Rev. Series 2021 A:
5% 7/1/22 (FSA Insured)	1,955,000	2,001,145
5% 7/1/23 (FSA Insured)	1,190,000	1,272,571

TOTAL OKLAHOMA		4,071,552

Oregon - 0.5%
Gilliam County Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2000 A, 2.4%, tender 5/2/22 (a)(b)	735,000	736,061
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(b)	11,040,000	11,119,765
Port of Portland Arpt. Rev. Series 24B, 5% 7/1/23 (b)	1,095,000	1,168,088

TOTAL OREGON		13,023,914

Pennsylvania - 1.9%
Bucks Co. Indl. Dev. Auth. Solid Waste Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2002, 2.75%, tender 12/1/22 (a)(b)	3,200,000	3,263,102
Coatesville Area School District Series 2017, 5% 8/1/23 (FSA Insured)	890,000	953,873
Geisinger Auth. Health Sys. Rev. Series 2020 A, 5% 4/1/22	3,510,000	3,551,023
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	1,925,000	1,941,715
Series B, 1.8%, tender 8/15/22 (a)	5,040,000	5,080,915
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. Series 2012 A, 5% 6/1/31 (Pre-Refunded to 6/1/22 @ 100)	495,000	504,650
Pennsylvania Econ. Dev. Fing. Auth. Series 2021 A:
4% 10/15/23	700,000	745,069
4% 10/15/24	850,000	932,015
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Series 2016, 5% 3/15/24	1,250,000	1,374,154
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 B2, 0.3%, tender 7/15/22 (a)(b)	3,100,000	3,101,024
(Waste Mgmt., Inc. Proj.) Series 2013, 0.18%, tender 2/1/22 (a)(b)	7,700,000	7,699,814
(Waste Mgmt., Inc. Proj.):
Series 2010 B, 0.2%, tender 1/3/22 (a)	500,000	500,000
Series 2017 A, 0.58%, tender 8/1/24 (a)(b)	900,000	896,791
Series 2021 A, SIFMA Municipal Swap Index + 0.400% 0.5%, tender 6/3/24 (a)(b)(c)	2,845,000	2,856,423
Series 2011, 2.15%, tender 7/1/24 (a)(b)	850,000	879,963
Pennsylvania Gen. Oblig.:
Series 2012, 5% 7/1/22	1,600,000	1,638,007
Series 2015 2, 5% 8/15/24	1,225,000	1,369,773
Series 2016, 5% 2/1/23	975,000	1,024,776
Series 2018 1, 5% 3/1/22	2,900,000	2,922,316
Series 2019, 5% 7/15/22	1,000,000	1,025,616
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2017, 5% 5/1/22	2,000,000	2,030,870
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 135 B:
5% 4/1/23 (b)	330,000	348,772
5% 4/1/24 (b)	230,000	252,144
5% 4/1/25 (b)	380,000	430,762
Series 2021 137:
0.2% 10/1/22	550,000	549,945
0.4% 4/1/23	285,000	284,922
Pennsylvania Tpk. Commission Tpk. Rev. Series 2012 A, 5% 12/1/23	800,000	834,199
Philadelphia Arpt. Rev.:
Series 2017 B:
5% 7/1/22 (b)	1,500,000	1,534,274
5% 7/1/23 (b)	700,000	747,374
Series 2020 C, 5% 7/1/22 (b)	1,755,000	1,795,101
Series 2021, 5% 7/1/24 (b)	945,000	1,046,772
Philadelphia Auth. for Indl. Dev. Series 2015, 5% 4/1/22	425,000	429,978
Philadelphia Gas Works Rev. Series 15, 5% 8/1/23	780,000	837,005

TOTAL PENNSYLVANIA		53,383,137

Rhode Island - 0.1%
Rhode Island Comm Corp. Rev. Series 2016 A, 5% 6/15/22	1,755,000	1,792,367
South Carolina - 1.1%
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	24,205,000	25,812,195
South Carolina Ports Auth. Ports Rev. Series 2019 B, 5% 7/1/23 (b)	1,000,000	1,065,972
South Carolina Pub. Svc. Auth. Rev. Series 2015 C, 5% 12/1/22	1,560,000	1,627,411
Spartanburg County Reg'l. Health Series 2022:
5% 4/15/22 (e)	1,585,000	1,603,147
5% 4/15/23 (e)	410,000	433,296

TOTAL SOUTH CAROLINA		30,542,021

Tennessee - 1.3%
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/22	900,000	920,972
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2020 B, 5% 7/1/22 (b)	700,000	716,346
Metropolitan Gov Nashvle&David Ind. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (a)(b)	900,000	896,791
Metropolitan Nashville Arpt. Auth. Rev. Series 2015 B, 5% 7/1/23 (b)	680,000	726,760
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	21,250,000	23,681,159
Tennessee Hsg. Dev. Agcy. Residential Series 2021 3B, 0.25% 7/1/22	9,200,000	9,200,339

TOTAL TENNESSEE		36,142,367

Texas - 3.7%
Austin Arpt. Sys. Rev.:
Series 2019 B, 5% 11/15/22 (b)	1,200,000	1,249,349
Series 2019:
5% 11/15/22 (b)	3,125,000	3,253,514
5% 11/15/23 (b)	655,000	711,546
5% 11/15/24 (b)	500,000	561,332
Austin Wtr. & Wastewtr. Sys. Rev. Series 2015 A, 5% 11/15/22	500,000	520,830
Corpus Christi Util. Sys. Rev. Series 2012, 5% 7/15/22	500,000	512,781
Crandall Independent School District Series 2021 A, 0% 8/15/24	765,000	753,369
Dallas County Util. and Reclamation District Series 2016, 5% 2/15/22	1,035,000	1,040,526
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 E, 5% 11/1/23 (b)	10,750,000	11,659,790
Series 2020 B, 5% 11/1/22	1,035,000	1,076,379
El Paso Gen. Oblig.:
Series 2021 B:
5% 8/15/22	210,000	216,189
5% 8/15/23	300,000	322,439
Series 2021 C:
5% 8/15/22	735,000	756,661
5% 8/15/23	335,000	360,057
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/22 (a)	2,385,000	2,480,562
Series 2019 C, SIFMA Municipal Swap Index + 0.420% 0.52%, tender 1/6/22 (a)(c)	9,535,000	9,533,518
Series 2013 B, SIFMA Municipal Swap Index + 0.900% 1% 6/1/22 (a)(c)	900,000	901,750
Series 2014 A, 5% 12/1/22	505,000	527,059
Houston Arpt. Sys. Rev. Series 2012 A, 5% 7/1/31 (Pre-Refunded to 7/1/22 @ 100) (b)	825,000	844,265
Houston Gen. Oblig. Series 2016 A, 5% 3/1/22	500,000	503,872
Houston Independent School District Series 2016 A, 5% 2/15/23	725,000	763,723
Love Field Arpt. Modernization Rev. Series 2021:
5% 11/1/22 (b)	320,000	332,467
5% 11/1/23 (b)	2,330,000	2,525,852
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2015:
5% 5/15/22	1,150,000	1,170,330
5% 5/15/24	1,080,000	1,194,443
Series 2018, 5% 5/15/24	2,095,000	2,316,998
Series 2019, 5% 5/15/23	1,335,000	1,421,142
Series 2020:
5% 5/15/22	885,000	900,645
5% 5/15/23	385,000	409,843
5% 5/15/25	570,000	653,416
Series 2021 A, 5% 5/15/23	1,190,000	1,266,786
Series 2013, 5% 5/15/22	505,000	513,927
Series 2015 B, 5% 5/15/23	1,000,000	1,064,526
Series 2019, 5% 5/15/22	675,000	686,933
Series 2020:
5% 5/15/23	1,500,000	1,596,789
5% 5/15/24	760,000	840,534
Series 2022, 5% 5/15/24 (FSA Insured) (e)	1,630,000	1,794,041
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2020 A, 0.2%, tender 2/1/22 (a)(b)	12,500,000	12,499,983
(Waste Mgmt., Inc. Proj.):
Series 2018, 0.475%, tender 7/1/24 (a)(b)	6,835,000	6,860,554
Series 2020 B, 0.18%, tender 3/1/22 (a)(b)	10,800,000	10,799,388
North Texas Tollway Auth. Rev.:
Series 2014:
5% 1/1/24	310,000	338,707
5% 1/1/24	630,000	687,376
Series 2016 A, 5% 1/1/22	500,000	500,000
Series 2017 A, 5% 1/1/24	1,865,000	1,951,268
Port Arthur Independent School District Series 2015 A, 5% 2/15/25	600,000	683,866
Port of Houston Auth. Series 2021:
5% 10/1/22	1,750,000	1,813,108
5% 10/1/23	440,000	475,866
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/22 (b)	560,000	573,190
5% 7/1/22 (b)	545,000	557,836
5% 7/1/23 (b)	445,000	476,085
5% 7/1/23 (b)	400,000	427,942
San Antonio Elec. & Gas Sys. Rev. Series 2016, 5% 2/1/22	1,555,000	1,560,734
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2017 A, 5% 2/15/24	1,340,000	1,469,469
Texas A&M Univ. Rev. Series 2015 B, 5% 5/15/22	850,000	865,058
Univ. of Texas Board of Regents Sys. Rev. Series 2012 A, 5% 8/15/26 (Pre-Refunded to 2/15/22 @ 100)	500,000	502,776
Waco Edl. Fin. Corp. Rev. Series 2021, 3% 3/1/22	325,000	326,446
Wylie Independent School District Series 2020 A, 0% 8/15/23	2,985,000	2,968,293

TOTAL TEXAS		103,576,128

Utah - 0.3%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2018 A, 5% 7/1/22 (Escrowed to Maturity)	625,000	639,752
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/22 (b)	1,390,000	1,422,459
Series 2017 B, 5% 7/1/22	1,100,000	1,126,019
Series 2021 A:
5% 7/1/24 (b)	1,000,000	1,107,695
5% 7/1/25 (b)	1,325,000	1,519,584
Utah County Hosp. Rev.:
Bonds Series 2018 B2, 5%, tender 8/1/24 (a)	970,000	1,061,870
Series 2016 A, 5% 5/15/22	540,000	549,506

TOTAL UTAH		7,426,885

Virginia - 0.4%
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	900,000	905,381
Halifax County Indl. Dev. Auth. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 0.45%, tender 4/1/22 (a)	4,435,000	4,436,926
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 C, 1.8%, tender 4/1/22 (a)	2,900,000	2,910,708
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (a)	1,795,000	1,824,312
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	1,100,000	1,123,732

TOTAL VIRGINIA		11,201,059

Washington - 0.7%
King County Hsg. Auth. Rev. Series 2021, 2% 6/1/22	300,000	301,928
Port of Seattle Gen. Oblig. Series 2011, 5.5% 12/1/23 (b)	1,000,000	1,008,500
Port of Seattle Rev.:
Series 2016 B, 5% 10/1/22 (b)	900,000	931,974
Series 2018 B, 5% 5/1/24 (b)	875,000	964,772
Series 2019:
5% 4/1/24 (b)	760,000	835,142
5% 4/1/25 (b)	525,000	597,305
Series 2021 C:
5% 8/1/22 (b)	2,240,000	2,300,555
5% 8/1/23 (b)	2,640,000	2,830,333
5% 8/1/24 (b)	2,795,000	3,110,772
Series 2021:
5% 9/1/23 (b)	2,100,000	2,261,194
5% 9/1/24 (b)	2,220,000	2,480,295
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (b)	845,000	899,745
Washington Gen. Oblig. Series R 2013 A, 5% 7/1/24	600,000	614,253
Washington Health Care Facilities Auth. Rev. Series 2015 B, 4% 8/15/22	525,000	537,286

TOTAL WASHINGTON		19,674,054

West Virginia - 0.6%
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	17,005,000	17,297,600
Wisconsin - 0.7%
Milwaukee County Arpt. Rev. Series 2016 A, 5% 12/1/22 (b)	1,820,000	1,897,451
Wisconsin Health & Edl. Facilities Bonds:
Series 2018 B, 5%, tender 1/26/22 (a)	4,970,000	4,983,967
Series 2018 C, SIFMA Municipal Swap Index + 0.450% 0.55%, tender 1/6/22 (a)(c)	12,450,000	12,451,863
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C, 0.61%, tender 5/1/24 (a)	305,000	304,912

TOTAL WISCONSIN		19,638,193

Wyoming - 0.1%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021, 4% 5/1/22	225,000	227,795
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2020 3, 5% 12/1/22 (b)	1,195,000	1,243,506

TOTAL WYOMING		1,471,301

TOTAL MUNICIPAL BONDS
(Cost $1,420,773,405)		1,422,212,854

Municipal Notes - 45.2%
Alabama - 0.2%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.18% 1/7/22, VRDN (a)(b)	1,760,000	$1,760,000
Mobile Indl. Dev. Board Rev. (Alabama Pwr. Theodore Plant Proj.) Series A, 0.12% 1/3/22, VRDN (a)(b)	2,650,000	2,650,000

TOTAL ALABAMA		4,410,000

Arizona - 0.3%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 10 91, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	2,000,000	2,000,000
Maricopa County Indl. Dev. Auth. Participating VRDN Series 2021 XG 03 09, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,500,000	1,500,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN Series XM 08 23, 0.22% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	3,150,000	3,150,000
Pima County Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series XF 10 96, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,400,000	1,400,000

TOTAL ARIZONA		8,050,000

Arkansas - 0.6%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 0.18% 1/7/22, VRDN (a)(b)	2,600,000	2,600,000
Series 2002, 0.17% 1/7/22, VRDN (a)(b)	13,100,000	13,100,000

TOTAL ARKANSAS		15,700,000

California - 4.5%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Participating VRDN Series XF 10 44, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	4,350,000	4,350,000
Buck Institute Age Research Participating VRDN Series Floaters XF 10 35, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,060,000	3,060,000
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floaters XF 10 82, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	17,000,000	17,000,000
California Statewide Cmntys. Dev. Auth. Rev. Series 2004 I, 0.21% tender 7/13/22, CP mode	9,000,000	8,999,521
Fresno Calif Unified School District Participating VRDN Series 2021 XF 11 04, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	900,000	900,000
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)(h)	9,700,000	9,700,000
Sacramento City Fing. Auth. Rev. Participating VRDN Series Floaters XG 01 00, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	24,165,000	24,165,000
Sacramento Gen. Oblig. Participating VRDN Series XG 00 67, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,755,000	3,755,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XM 06 75, 0.22% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	3,300,000	3,300,000
Series XF 10 32, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,865,000	3,865,000
Series XM 09 16, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	5,500,000	5,500,000
Series ZM 06 42, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	4,260,000	4,260,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN:
Series DBE 8059, 0.5% 3/1/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	8,300,000	8,300,000
Series MIZ 90 63, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	23,330,000	23,330,000
Transbay Joint Powers Auth. Participating VRDN Series YX 11 42, 0.15% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	1,000,000	1,000,000
Univ. of California Revs. Participating VRDN:
Series Floaters XG 00 61, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,750,000	2,750,000
Series Floaters XM 04 34, 0.12% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	700,000	700,000

TOTAL CALIFORNIA		124,934,521

Colorado - 1.6%
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 0.45% 1/7/22, LOC Deutsche Bank AG, VRDN (a)	1,910,000	1,910,000
Colorado Hsg. & Fin. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater 2021 MIZ 90 68, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	300,000	300,000
Colorado Reg'l. Trans. District Sales Tax Rev. Participating VRDN Series Floaters 16 XF1031, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	6,515,000	6,515,000
Denver City & County Arpt. Rev. Participating VRDN:
Series Floaters XL 00 90, 0.22% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	14,330,000	14,330,000
Series Floaters XM 07 15, 0.2% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	20,345,000	20,345,000

TOTAL COLORADO		43,400,000

Delaware - 0.4%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 0.14% 1/3/22, VRDN (a)(b)	9,900,000	9,900,000
Delaware, New Jersey - 0.2%
Delaware River & Bay Auth. Rev. Participating VRDN Series XF 08 18, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	6,000,000	6,000,000
District Of Columbia - 0.5%
Children's Nat'l. Med. Ctr., Participating VRDN Series 2015 XF 1047, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	8,400,000	8,400,000
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Participating VRDN Series 2021 XF 12 62, 0.15% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	3,200,000	3,200,000
Washington D.C. Metropolitan Transit Auth. Rev. Participating VRDN Series ZM 06 10, 0.18% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	1,700,000	1,700,000

TOTAL DISTRICT OF COLUMBIA		13,300,000

Florida - 2.3%
Broward County Arpt. Sys. Rev. Participating VRDN:
Series Floaters XL 00 88, 0.15% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	2,430,000	2,430,000
Series XL 01 36, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	6,330,000	6,330,000
Series XM 08 95, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	1,800,000	1,800,000
Broward County Port Facilities Rev. Participating VRDN Series XM 07 80, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	7,500,000	7,500,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN:
Series Floaters XF 05 77, 0.29% 1/7/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(f)(g)	6,665,000	6,665,000
Series XM 08 91, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	2,200,000	2,200,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2021 C3, 0.15% tender 1/20/22 (Liquidity Facility Royal Bank of Canada), CP mode	3,100,000	3,100,000
Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 72, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	800,000	800,000
Miami-Dade County Participating VRDN:
Series XF 29 47, 0.16% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	6,300,000	6,300,000
Series XF 29 48, 0.15% 1/7/22 (Liquidity Facility Citibank NA) (a)(f)(g)	6,300,000	6,300,000
Miami-Dade County Aviation Rev. Participating VRDN Series XM 08 70, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	4,465,000	4,465,000
Miami-Dade County Expressway Auth. Participating VRDN Series XG 00 99, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,000,000	3,000,000
Miami-Dade County Health Facilities Auth. Hosp. Rev. Participating VRDN Series 2021 XF 12 61, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,200,000	3,200,000
Miami-Dade County Wtr. & Swr. Rev. Participating VRDN Series 2021 XF 11 01, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	4,245,000	4,245,000
Tampa Hosp. Rev. Participating VRDN Series XM 08 86, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	6,300,000	6,300,000

TOTAL FLORIDA		64,635,000

Georgia - 0.4%
Brookhaven Dev. Auth. Rev. Participating VRDN Series XX 11 22, 0.13% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,700,000	2,700,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2012, 0.1% 1/3/22, VRDN (a)(b)	7,000,000	7,000,000
Griffin-Spalding County Hosp. Participating VRDN Series Floaters XL 00 76, 0.26% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	900,000	900,000
Gwinnett County Dev. Auth. Indl. Dev. Rev. Series 2007, 0.23% 1/7/22, LOC Truist Bank, VRDN (a)(b)	500,000	500,000

TOTAL GEORGIA		11,100,000

Hawaii - 0.2%
Hawaii Arpts. Sys. Rev. Participating VRDN Series XF 07 65, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	6,980,000	6,980,000
Idaho - 0.1%
Idaho Health Facilities Auth. Rev. Participating VRDN Series 16 XG 00 66, 0.2% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,500,000	1,500,000
Illinois - 2.9%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XL 00 49, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	12,665,000	12,665,000
Series XM 08 79, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	4,900,000	4,900,000
Series XM 08 84, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	4,900,000	4,900,000
Series XM 09 17, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,300,000	2,300,000
Series XM 09 18, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,600,000	3,600,000
Chicago Park District Gen. Oblig. Participating VRDN:
Series 2021 XX 11 68, 0.17% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,200,000	2,200,000
Series 2021 XX 11 69, 0.17% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,000,000	2,000,000
Chicago Transit Auth. Participating VRDN:
Series 20 XF 28 97, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,100,000	2,100,000
Series XF 29 13, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	6,300,000	6,300,000
Series XM 09 03, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	770,000	770,000
Series XM 09 05, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,700,000	2,700,000
Cook County Gen. Oblig. Participating VRDN Series 2015 XF0124, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,720,000	3,720,000
Illinois Fin. Auth. Participating VRDN Series 2021 XL 01 72, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,884,500	2,884,500
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters XF 25 35, 0.13% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	1,860,000	1,860,000
Illinois Gen. Oblig. Participating VRDN Series Floaters XM 01 86, 0.25% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	12,810,000	12,810,000
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series XF 10 87, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	6,545,000	6,545,000
Metropolitan Pier & Exposition Participating VRDN Series XF 09 65, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	8,156,000	8,156,000

TOTAL ILLINOIS		80,410,500

Indiana - 0.3%
Hamilton County Healthcare Facilities Rev. Participating VRDN Series XF 10 26, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	5,950,000	5,950,000
Indianapolis Local Pub. Impt. Participating VRDN Series XM 09 27, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,900,000	1,900,000

TOTAL INDIANA		7,850,000

Kentucky - 2.6%
Hopkinsville Indl. Bldg. Rev. Series 2006, 0.23% 1/7/22, LOC Truist Bank, VRDN (a)(b)	830,000	830,000
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Participating VRDN Series XM 09 19, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,710,000	2,710,000
Kentucky Hsg. Corp. Hsg. Rev. Participating VRDN Series XF 10 93, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,100,000	3,100,000
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Participating VRDN Series XF 24 84, 0.18% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	3,700,000	3,700,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 0.15% 1/3/22, VRDN (a)(b)	15,800,000	15,800,000
Series 2020 B1, 0.15% 1/3/22, VRDN (a)(b)	45,520,000	45,520,000

TOTAL KENTUCKY		71,660,000

Louisiana - 1.1%
Louisiana Hsg. Corp. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 53, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	1,400,000	1,400,000
New Orleans Aviation Board Rev. Participating VRDN Series Floaters XL 00 46, 0.15% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	2,900,000	2,900,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.17% 1/7/22, VRDN (a)	26,785,000	26,785,000

TOTAL LOUISIANA		31,085,000

Maine - 0.1%
Maine Health & Higher Edl. Facilities Auth. Rev. Participating VRDN Series XM 08 98, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,000,000	2,000,000
Maryland - 0.2%
Maryland Gen. Oblig. Participating VRDN:
Series DB 80 76, 0.15% 1/6/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,345,000	2,345,000
Series DB 807, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,510,000	3,510,000
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 1995, 0.2% 1/7/22 (Liquidity Facility Manufacturers & Traders Trust Co.), VRDN (a)	945,000	945,000

TOTAL MARYLAND		6,800,000

Massachusetts - 0.7%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 0.35% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	10,200,000	10,200,000
Massachusetts Port Auth. Rev. Participating VRDN Series XM 08 51, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	8,950,000	8,950,000

TOTAL MASSACHUSETTS		19,150,000

Michigan - 1.1%
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Participating VRDN Series XM 08 93, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	13,675,000	13,675,000
Michigan Bldg. Auth. Rev.:
Participating VRDN Series 2021 XF 11 15, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,700,000	1,700,000
Series 2020 III, 0.14% 2/1/23, VRDN (a)	3,500,000	3,500,000
Michigan Fin. Auth. Rev. Participating VRDN Series XX 1043, 0.13% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	11,330,000	11,330,000

TOTAL MICHIGAN		30,205,000

Minnesota - 0.2%
Duluth Minn Hsg. & Redev. Auth. MultiFamily Hsg. Rev. Participating VRDN Series 2021 XF 11 30, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,600,000	1,600,000
Minneapolis Health Care Sys. Rev. Participating VRDN Series XM 08 72, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,000,000	2,000,000
Minnesota Rural Wtr. Fin. Auth. BAN Series 2021 B, 0.3% 8/1/22	1,200,000	1,200,084

TOTAL MINNESOTA		4,800,084

Missouri - 2.0%
Kansas City Indl. Dev. Auth. Participating VRDN:
Series XL 01 50, 0.18% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	15,000,000	15,000,000
Series XM 09 21, 0.22% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	21,230,000	21,230,000
Lees Summit Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 55, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	500,000	500,000
Mercy Health Participating VRDN Series Floaters XL 00 80, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	11,295,000	11,295,000
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Participating VRDN Series XG 01 76, 0.22% 1/7/22 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	6,695,000	6,695,000

TOTAL MISSOURI		54,720,000

Montana - 0.1%
Cascade County Indl. Dev. Rev. Series 2007, 0.26% 1/7/22, LOC Wells Fargo Bank NA, VRDN (a)(b)	865,000	865,000
Montana Board of Hsg. Participating VRDN Series Floater MIZ 90 62, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	1,110,000	1,110,000
Montana Facility Fin. Auth. Participating VRDN Series 2021 XF 11 14, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,400,000	1,400,000

TOTAL MONTANA		3,375,000

Nebraska - 0.3%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 0.18% 1/7/22, VRDN (a)(b)	5,600,000	5,600,000
Series 1998, 0.18% 1/7/22, VRDN (a)(b)	125,000	125,000
Univ. of Nebraska Facilities Corp. Participating VRDN Series 2021 XF 11 03, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,270,000	2,270,000

TOTAL NEBRASKA		7,995,000

New Jersey - 1.9%
Borough of Mountainside Gen. Oblig. BAN Series 2021, 2% 4/29/22	2,354,000	2,366,993
Borough of Oceanport BAN Series 2021, 2% 2/24/22	2,655,566	2,662,331
Borough of Roseland BAN Series 2021, 2% 4/29/22	3,298,968	3,317,820
Lacey Township Gen. Oblig. BAN Series 2021 B, 1.5% 5/19/22	2,200,000	2,210,255
Millburn Township Gen. Oblig. BAN Series 2021, 2% 1/28/22	6,515,522	6,523,603
Milville Swr. and Wtr. Util. BAN Series 2021, 2% 5/4/22	5,213,000	5,244,428
New Jersey Bldg. Auth. State Bldg. Rev. Participating VRDN Series Floaters XF 05 53, 0.24% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,750,000	3,750,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series Floaters ZM 05 66, 0.24% 1/7/22 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	3,565,000	3,565,000
Series XM 09 10, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,500,000	2,500,000
Series XM 09 12, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,700,000	1,700,000
New Jersey Trans. Trust Fund Auth. Participating VRDN Series XM 09 29, 0.22% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	900,000	900,000
Newark Gen. Oblig. BAN Series 2021 C, 1.25% 7/25/22	1,100,000	1,106,074
Roselle County of Union BAN Series 2021 A, 1.5% 7/20/22	2,000,000	2,013,503
Springfield Township Gen. Oblig. BAN Series 2021, 2% 7/29/22	6,300,000	6,360,293
West Orange Gen. Oblig. BAN Series 2021, 2% 11/11/22	8,100,000	8,213,750

TOTAL NEW JERSEY		52,434,050

New York - 7.7%
Connetquot Central School District BAN Series 2021, 1.25% 7/27/22	800,000	804,143
Hempstead Union Free School District BAN Series 2021 A, 1.5% 11/30/22	11,700,000	11,826,778
New York Dorm. Auth. Rev. Participating VRDN Series XM 09 22, 0.16% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	4,340,000	4,340,000
New York Liberty Dev. Corp. Participating VRDN:
Series XF 12 42, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	17,600,000	17,600,000
Series XM 08 44, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	8,165,000	8,165,000
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
BAN Series 2019 A, 5% 3/1/22	9,630,000	9,703,112
Participating VRDN Series ZM 06 00, 0.15% 1/7/22 (Liquidity Facility Wells Fargo Bank NA) (a)(f)(g)	5,300,000	5,300,000
New York Metropolitan Trans. Auth. Rev.:
BAN:
Series 2019 B, 5% 5/15/22	54,350,000	55,295,717
Series 2019 D1, 5% 9/1/22	57,305,000	59,086,045
Participating VRDN:
Series XF 05 20, 0.14% 1/7/22 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	2,910,000	2,910,000
Series XG 02 90, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,140,000	2,140,000
Series XM 08 89, 0.15% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,635,000	1,635,000
Series XM 09 35, 0.26% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	790,000	790,000
Series ZF 02 18, 0.26% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	8,100,000	8,100,000
New York Thruway Auth. Gen. Rev. Participating VRDN:
Series XF 09 18, 0.15% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,200,000	3,200,000
Series XM 08 30, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	4,200,000	4,200,000
Series XM 08 80, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,000,000	3,000,000
New York Trans. Dev. Corp. Participating VRDN Series XL 01 68, 0.21% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	500,000	500,000
Oneida County Indl. Dev. Agcy. Rev. (Mohawk Valley Cmnty. College Dorm. Corp. Proj.) Series 2004 A, 0.2% 1/7/22, LOC Manufacturers & Traders Trust Co., VRDN (a)	1,000,000	1,000,000
Putnam County Indl. Dev. Agcy. Rev. Series 2006 A, 0.28% 1/7/22, LOC Citizens Bank NA, VRDN (a)	2,010,000	2,010,000
Rockland County Indl. Dev. Agcy. Participating VRDN Series XF 11 32, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,400,000	2,400,000
Triborough Bridge & Tunnel Auth. Revs. Participating VRDN:
Series Floaters XF 25 87, 0.15% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	600,000	600,000
Series RBC 16 ZM 0138, 0.21% 1/7/22 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	4,900,000	4,900,000
Series ZF 09 60, 0.17% 1/7/22 (Liquidity Facility Bank of America NA) (a)(f)(g)	2,145,000	2,145,000

TOTAL NEW YORK		211,650,795

North Carolina - 1.6%
Charlotte Ctfs. of Prtn. Participating VRDN Series 2021 XG 03 31, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	665,000	665,000
Hertford County Indl. Facilities Poll. Cont. Fing. Auth.:
(Nucor Corp. Proj.) Series 2000 A, 0.17% 1/7/22, VRDN (a)(b)	18,900,000	18,900,000
Series 2000 B, 0.17% 1/7/22, VRDN (a)(b)	16,300,000	16,300,000
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Participating VRDN Series XG 01 35, 0.19% 1/1/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	7,725,000	7,725,000

TOTAL NORTH CAROLINA		43,590,000

Ohio - 0.7%
Columbus Gen. Oblig. Participating VRDN Series DB 80 75, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,670,000	1,670,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series XG 00 69, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	650,000	650,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. Participating VRDN Series XF 10 92, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	12,200,000	12,200,000
Ohio Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters XL 00 57, 0.17% 1/7/22 (Liquidity Facility Cr. Suisse AG) (a)(f)(g)	1,900,000	1,900,000
Whitehall Spl. Oblig. Nontax Rev. BAN Series 2021 A, 1.5% 12/7/22	3,100,000	3,135,178

TOTAL OHIO		19,555,178

Oklahoma - 0.4%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 0.21% 1/7/22, VRDN (a)	12,115,000	12,115,000
Oregon - 0.0%
Oregon St Hsg. & Cmnty. Svcs. Dep Participating VRDN Series 2021 XF 11 23, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,065,000	1,065,000
Pennsylvania - 0.7%
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Participating VRDN Series XF 10 95, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	6,550,000	6,550,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series 2021 XL 01 80, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,900,000	1,900,000
Philadelphia Auth. Indl. Mrf Participating VRDN Series MIZ 90 51, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	2,430,000	2,430,000
Philadelphia Auth. for Indl. Dev. Series 2017 B, 0.2% 1/6/25, VRDN (a)	4,700,000	4,700,000
Philadelphia Gas Works Rev. Participating VRDN Series YX 11 52, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	4,985,000	4,985,000

TOTAL PENNSYLVANIA		20,565,000

South Carolina - 0.9%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1995, 0.18% 1/7/22, VRDN (a)(b)	1,200,000	1,200,000
Greenville Hosp. Sys. Facilities Rev. Participating VRDN Series XF 01 45, 0.25% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (a)(f)(g)	3,100,000	3,100,000
South Carolina Pub. Svc. Auth. Rev. Participating VRDN:
Series 2021 XL 01 85, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	1,100,000	1,100,000
Series Floaters XG 02 09, 0.14% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (a)(f)(g)	4,625,000	4,625,000
Series Floaters XM 03 84, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	8,800,000	8,800,000
Series XL 01 54, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,810,000	2,810,000
Series YX 11 57, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,790,000	2,790,000

TOTAL SOUTH CAROLINA		24,425,000

South Dakota - 0.6%
South Dakota Health & Edl. Facilities Auth. Rev. Participating VRDN:
Series XG 03 02, 0.17% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	1,600,000	1,600,000
Series XM 08 97, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	13,720,000	13,720,000

TOTAL SOUTH DAKOTA		15,320,000

Tennessee - 0.2%
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Participating VRDN Series XF 10 97, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	5,800,000	5,800,000
Texas - 5.4%
Austin Affordable Pfc, Inc. Multifamily Hsg. Rev. Participating VRDN Series XF 11 19, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,500,000	1,500,000
Calhoun County Navigation Indl. Dev. Auth. Port Rev. (B P Chemicals, Inc. Proj.) Series 1998, 0.14% 1/7/22, VRDN (a)(b)	4,500,000	4,500,000
Cap. Area Hsg. Fin. Corp. Multi-family Hsg. Rev. Participating VRDN Series XF 11 31, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,580,000	2,580,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Participating VRDN Series 2021 XG 03 28, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	8,000,000	8,000,000
Hurst Participating VRDN Series XF 10 94, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,780,000	3,780,000
Lamar Consolidated Independent School District Participating VRDN Series XF 11 18, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,440,000	1,440,000
Lower Colorado River Auth. Rev. TRAN (LCRA Transmission Svcs. Corp. Proj.) Series 2012 A, 5% 5/15/22	2,765,000	2,813,880
Mission Econ. Dev. Corp. Idr (CMI Proj.) Series 2007, 0.26% 1/7/22, LOC Wells Fargo Bank NA, VRDN (a)(b)	530,000	530,000
North Central Texas Hsg. Fin. Corp. Mu Participating VRDN Series XF 10 99, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,100,000	1,100,000
North Texas Tollway Auth. Rev. Participating VRDN:
Series 2021 XF 12 25, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,000,000	1,000,000
Series XF 12 21, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,735,000	3,735,000
Series XM0085, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	9,100,000	9,100,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 0.23% 1/7/22, VRDN (a)(b)	89,185,000	89,185,000
Series 2010 D, 0.2% 1/7/22, VRDN (a)	9,945,000	9,945,000
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Participating VRDN Series XF 10 98, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,900,000	2,900,000
Texas Private Activity Bond Surface Trans. Corp. Participating VRDN Series XM 07 56, 0.29% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	4,100,000	4,100,000
Trinity Riv Pub. Facilities Corp. Tex M Participating VRDN Series XF 10 83, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,500,000	3,500,000
Waco Edl. Fin. Corp. Rev. Participating VRDN Series 2021 XF 11 13, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	640,000	640,000

TOTAL TEXAS		150,348,880

Utah - 1.3%
Salt Lake City Arpt. Rev. Participating VRDN:
Series 17 XM 0493, 0.22% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	12,300,000	12,300,000
Series 2021 XG 03 43, 0.2% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	5,200,000	5,200,000
Series Floaters XM 06 99, 0.22% 1/7/22 (Liquidity Facility Cr. Suisse AG) (a)(b)(f)(g)	8,100,000	8,100,000
Series XM 08 82, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	2,700,000	2,700,000
Utah Hsg. Corp. Multi-family Hsg. Rev. Participating VRDN Series 2021 XF 11 00, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	6,300,000	6,300,000

TOTAL UTAH		34,600,000

Virginia - 0.2%
Virginia Commonwealth Trans. Board Rev. Participating VRDN Series DB 80 80, 0.15% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	5,725,000	5,725,000
Washington - 0.5%
Seattle Hsg. Auth. Rev. (Douglas Apts. Proj.) Series 2008, 0.26% 1/7/22, LOC KeyBank NA, VRDN (a)	1,000,000	1,000,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 0.28% 2/11/22 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	9,510,000	9,510,000
Washington Health Care Facilities Auth. Rev. Participating VRDN Series XM 08 83, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,000,000	3,000,000

TOTAL WASHINGTON		13,510,000

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 0.21% 1/6/25, VRDN (a)	1,225,000	1,225,000
Wisconsin - 0.2%
Pub. Fin. Auth. Hosp. Rev. Participating VRDN Series XM 09 14, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,950,000	1,950,000
Wisconsin Ctr. District Tax Rev. Participating VRDN Series 2021 XF 12 22, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	400,000	400,000
Wisconsin Health & Edl. Facilities Participating VRDN Series Floaters XG 00 72, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	4,200,000	4,200,000

TOTAL WISCONSIN		6,550,000

TOTAL MUNICIPAL NOTES
(Cost $1,248,088,450)		1,248,439,008
	Shares	Value

Money Market Funds - 4.0%
Fidelity Municipal Cash Central Fund 0.11% (i)(j)
(Cost $111,287,323)	111,266,969	111,289,220
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $2,780,149,178)		2,781,941,082
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(20,559,271)
NET ASSETS - 100%		$2,761,381,811

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $35,052,878 or 1.3% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,700,000 or 0.4% of net assets.

 (i) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc)	8/14/20	$9,700,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$403,565,000	$1,070,398,793	$1,362,689,000	$95,210	$12,530	$1,897	$111,289,220	8.1%
Total	$403,565,000	$1,070,398,793	$1,362,689,000	$95,210	$12,530	$1,897	$111,289,220

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$2,670,651,862	$--	$2,670,651,862	$--
Money Market Funds	111,289,220	111,289,220	--	--
Total Investments in Securities:	$2,781,941,082	$111,289,220	$2,670,651,862	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Synthetics	27.1%
Transportation	15.4%
General Obligations	13.5%
Industrial Development	11.1%
Health Care	6.1%
Electric Utilities	5.6%
State G.O.	5.5%
Others* (Individually Less Than 5%)	15.7%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,668,861,855)	$2,670,651,862
Fidelity Central Funds (cost $111,287,323)	111,289,220
Total Investment in Securities (cost $2,780,149,178)		$2,781,941,082
Cash		1,096,356
Receivable for fund shares sold		3,416,896
Interest receivable		14,236,089
Distributions receivable from Fidelity Central Funds		11,084
Receivable from investment adviser for expense reductions		213,932
Other receivables		2,118
Total assets		2,800,917,557
Liabilities
Payable for investments purchased
Regular delivery	$17,600,000
Delayed delivery	17,384,940
Payable for fund shares redeemed	3,486,031
Distributions payable	238,816
Accrued management fee	700,785
Other affiliated payables	125,174
Total liabilities		39,535,746
Net Assets		$2,761,381,811
Net Assets consist of:
Paid in capital		$2,760,705,744
Total accumulated earnings (loss)		676,067
Net Assets		$2,761,381,811
Net Asset Value and Maximum Offering Price
Conservative Income Municipal Bond:
Net Asset Value, offering price and redemption price per share ($180,804,540 ÷ 18,008,439 shares)		$10.04
Institutional Class:
Net Asset Value, offering price and redemption price per share ($2,580,577,271 ÷ 257,022,660 shares)		$10.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$15,269,813
Income from Fidelity Central Funds		91,443
Total income		15,361,256
Expenses
Management fee	$9,181,076
Transfer agent fees	1,649,192
Independent trustees' fees and expenses	9,278
Total expenses before reductions	10,839,546
Expense reductions	(2,956,153)
Total expenses after reductions		7,883,393
Net investment income (loss)		7,477,863
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	143,520
Fidelity Central Funds	12,530
Capital gain distributions from Fidelity Central Funds	3,767
Total net realized gain (loss)		159,817
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(4,129,627)
Fidelity Central Funds	1,897
Total change in net unrealized appreciation (depreciation)		(4,127,730)
Net gain (loss)		(3,967,913)
Net increase (decrease) in net assets resulting from operations		$3,509,950

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,477,863	$20,193,752
Net realized gain (loss)	159,817	(1,292,252)
Change in net unrealized appreciation (depreciation)	(4,127,730)	721,894
Net increase (decrease) in net assets resulting from operations	3,509,950	19,623,394
Distributions to shareholders	(7,476,045)	(20,438,482)
Share transactions - net increase (decrease)	(674,382,489)	1,100,307,330
Total increase (decrease) in net assets	(678,348,584)	1,099,492,242
Net Assets
Beginning of period	3,439,730,395	2,340,238,153
End of period	$2,761,381,811	$3,439,730,395

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Conservative Income Municipal Bond Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$10.05	$10.02	$10.01	$10.00
Income from Investment Operations
Net investment income (loss)A	.015	.071	.147	.134	.090
Net realized and unrealized gain (loss)	(.010)	.007	.032	.011	.010
Total from investment operations	.005	.078	.179	.145	.100
Distributions from net investment income	(.015)	(.077)	(.148)	(.134)	(.088)
Distributions from net realized gain	–	(.001)	(.001)	(.001)	(.002)
Total distributions	(.015)	(.078)	(.149)	(.135)	(.090)
Net asset value, end of period	$10.04	$10.05	$10.05	$10.02	$10.01
Total ReturnB	.05%	.78%	1.79%	1.45%	1.00%
Ratios to Average Net AssetsC,D
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.15%	.71%	1.46%	1.34%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$180,805	$264,227	$231,598	$251,811	$234,599
Portfolio turnover rateE	56%	41%	63%	45%F	33%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Conservative Income Municipal Bond Fund Institutional Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.06	$10.06	$10.02	$10.01	$10.00
Income from Investment Operations
Net investment income (loss)A	.025	.081	.157	.144	.099
Net realized and unrealized gain (loss)	(.020)	.007	.042	.011	.011
Total from investment operations	.005	.088	.199	.155	.110
Distributions from net investment income	(.025)	(.087)	(.158)	(.144)	(.098)
Distributions from net realized gain	–	(.001)	(.001)	(.001)	(.002)
Total distributions	(.025)	(.088)	(.159)	(.145)	(.100)
Net asset value, end of period	$10.04	$10.06	$10.06	$10.02	$10.01
Total ReturnB	.05%	.88%	2.00%	1.56%	1.11%
Ratios to Average Net AssetsC,D
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	.25%	.81%	1.56%	1.44%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$2,580,577	$3,175,503	$2,108,640	$1,607,689	$1,689,234
Portfolio turnover rateE	56%	41%	63%	45%F	33%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Municipal Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,084,996
Gross unrealized depreciation	(1,289,486)
Net unrealized appreciation (depreciation)	$1,795,510
Tax Cost	$2,780,145,572

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,117,344)
Net unrealized appreciation (depreciation) on securities and other investments	$1,795,510

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,019,072)
Long-term	(98,272)
Total capital loss carryforward	$(1,117,344)

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Tax-exempt Income	$7,476,045	$20,201,326
Long-term Capital Gains	–	237,156
Total	$7,476,045	$20,438,482

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Conservative Income Municipal Bond Fund	1,015,863,958	861,533,722

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Municipal Bond and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Amount
Conservative Income Municipal Bond	$238,025
Institutional Class	1,411,167
$1,649,192

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Conservative Income Municipal Bond Fund	94,063,474	75,575,000	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2023. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Municipal Bond	.35%	$119,323
Institutional Class	.25%	2,830,854
		$2,950,177

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $5,976.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Conservative Income Municipal Bond Fund
Distributions to shareholders
Conservative Income Municipal Bond	$362,605	$1,758,936
Institutional Class	7,113,440	18,679,546
Total	$7,476,045	$20,438,482

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Conservative Income Municipal Bond Fund
Conservative Income Municipal Bond
Shares sold	8,524,530	20,073,421	$85,739,190	$201,356,757
Reinvestment of distributions	30,330	143,148	304,931	1,435,825
Shares redeemed	(16,825,326)	(16,971,434)	(169,146,195)	(170,250,260)
Net increase (decrease)	(8,270,466)	3,245,135	$(83,102,074)	$32,542,322
Institutional Class
Shares sold	175,381,338	314,491,779	$1,763,184,354	$3,157,593,496
Reinvestment of distributions	322,576	957,840	3,243,316	9,608,600
Shares redeemed	(234,491,744)	(209,345,916)	(2,357,708,085)	(2,099,437,088)
Net increase (decrease)	(58,787,830)	106,103,703	$(591,280,415)	$1,067,765,008

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Conservative Income Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Conservative Income Municipal Bond Fund
Conservative Income Municipal Bond	.35%
Actual		$1,000.00	$999.60	$1.76
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Institutional Class	.25%
Actual		$1,000.00	$1,000.10	$1.26
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2021, 100% of the fund's income dividends were free from federal income tax, and 31.50% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover expenses beyond portfolio management, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by Fidelity for "fund-level" expenses beyond portfolio management (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Given the fund's competitive management fee rate, Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include a hypothetical net management fee for periods after 2016.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse Institutional Class and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.25% and 0.35% through April 30, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

CMB-ANN-0322
1.967792.108

Fidelity® Michigan Municipal Income Fund

Fidelity® Michigan Municipal Money Market Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	1.54%	4.03%	3.58%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$14,215	Fidelity® Michigan Municipal Income Fund
$14,414	Bloomberg Municipal Bond Index

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund gained 1.54%, roughly in line, net of fees, with the 1.45% advance of the state-specific Bloomberg Michigan Enhanced Municipal Bond Index and the 1.52% return of the benchmark, the broadly based Bloomberg Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state index, larger exposure to lower-quality investment-grade munis contributed to the fund's relative performance. These securities (rated BBB and A) typically outpaced higher-quality bonds amid strong investor demand for higher-yielding securities. Overweighting muni bonds in the health care, airports, and higher-education segments provided a small boost to the fund's relative result as well. While there were no notable relative detractors from the perspective of sector allocation, credit-quality positioning or interest-rate exposure, underweighting bonds issued by certain lower-quality public-private partnership securities modestly detracted from the fund's return versus the state index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2021

% of fund's net assets
Health Care	26.5
General Obligations	24.5
Education	11.4
Water & Sewer	9.1
Transportation	9.1

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	3.0%
AA,A	86.5%
BBB	1.2%
BB and Below	1.5%
Not Rated	1.6%
Short-Term Investments and Net Other Assets	6.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 98.3%
	Principal Amount	Value
Guam - 0.3%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (a)	$600,000	$647,577
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (a)	400,000	439,967
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,213,069

TOTAL GUAM		2,300,613

Michigan - 97.6%
Battle Creek School District Series 2016:
5% 5/1/36	1,500,000	1,750,381
5% 5/1/37	1,175,000	1,368,422
Bay City School District Rev. Series 2014:
5% 11/1/26	1,000,000	1,105,053
5% 11/1/27	700,000	772,849
5% 11/1/28	250,000	275,895
Bloomfield Hills Schools District Series 2020, 4% 5/1/50	1,500,000	1,763,238
Chippewa Valley Schools Series 2016 A:
5% 5/1/32	1,000,000	1,164,971
5% 5/1/33	1,000,000	1,163,733
5% 5/1/34	1,075,000	1,249,241
5% 5/1/35	775,000	899,022
Clarkston Cmnty. Schools Series 2016:
5% 5/1/28	1,745,000	2,001,448
5% 5/1/29	1,500,000	1,719,907
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/22 (FSA Insured)	500,000	511,601
Series A:
5% 7/1/29 (FSA Insured)	1,340,000	1,476,238
5% 7/1/31 (FSA Insured)	1,775,000	1,954,537
5% 7/1/33 (FSA Insured)	2,000,000	2,201,252
5% 7/1/34 (FSA Insured)	1,750,000	1,925,639
5% 7/1/35 (FSA Insured)	2,750,000	3,024,571
5% 7/1/37 (FSA Insured)	2,000,000	2,198,646
Detroit Gen. Oblig.:
Series 2018:
5% 4/1/22	725,000	731,987
5% 4/1/23	310,000	324,974
Series 2020:
5.5% 4/1/35	690,000	868,214
5.5% 4/1/36	435,000	546,160
5.5% 4/1/37	465,000	582,645
5.5% 4/1/38	490,000	612,986
Series 2021 A:
5% 4/1/37	1,875,000	2,309,102
5% 4/1/39	1,210,000	1,484,529
Detroit Swr. Disp. Rev.:
Series 2001 B, 5.5% 7/1/29 (Assured Guaranty Corp. Insured) (FGIC Insured)	25,000	30,267
Series 2006, 5% 7/1/36	10,000	10,037
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/22 (FSA Insured)	2,645,000	2,737,352
5% 10/1/26 (FSA Insured)	4,850,000	5,019,340
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018:
5% 4/1/33 (FSA Insured)	735,000	908,683
5% 4/1/34 (FSA Insured)	520,000	641,699
5% 4/1/35 (FSA Insured)	500,000	615,475
Farmington Pub. School District Gen. Oblig.:
Series 2015:
5% 5/1/26 (FSA Insured)	1,385,000	1,592,506
5% 5/1/27 (FSA Insured)	1,425,000	1,635,949
Series 2020, 4% 5/1/40	3,000,000	3,562,446
Fitzgerald Pub. School District Series 2019, 5% 5/1/37	1,260,000	1,579,168
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/38	1,800,000	2,072,460
4% 7/1/41	1,395,000	1,597,065
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,666,233
Gerald R. Ford Int'l. Arpt. Auth. Rev. Series 2021:
5% 1/1/26 (a)	225,000	263,641
5% 1/1/27 (a)	325,000	392,090
5% 1/1/28 (a)	235,000	290,691
5% 1/1/29 (a)	525,000	665,354
5% 1/1/30 (a)	425,000	550,027
5% 1/1/31 (a)	725,000	958,452
5% 1/1/32 (a)	725,000	977,756
5% 1/1/33 (a)	1,000,000	1,345,658
5% 1/1/34 (a)	1,000,000	1,343,260
5% 1/1/35 (a)	850,000	1,139,093
5% 1/1/36 (a)	600,000	801,685
5% 1/1/37 (a)	700,000	933,024
5% 1/1/38 (a)	1,170,000	1,556,479
5% 1/1/39 (a)	1,000,000	1,327,473
5% 1/1/40 (a)	1,000,000	1,325,077
5% 1/1/41 (a)	1,100,000	1,454,025
5% 1/1/46 (a)	2,000,000	2,619,374
5% 1/1/51 (a)	3,000,000	3,909,560
Grand Rapids Pub. Schools:
Series 2017, 5% 5/1/29 (FSA Insured)	480,000	575,881
Series 2019:
5% 11/1/39 (FSA Insured)	1,200,000	1,490,780
5% 11/1/41 (FSA Insured)	1,300,000	1,609,757
5% 11/1/42 (FSA Insured)	1,400,000	1,728,953
Grand Rapids San. Swr. Sys. Rev.:
Series 2018:
5% 1/1/31	475,000	585,549
5% 1/1/33	250,000	306,876
5% 1/1/34	550,000	673,996
5% 1/1/35	400,000	488,661
5% 1/1/38	655,000	795,154
Series 2016, 5% 1/1/37	1,250,000	1,452,321
Grand Rapids Wtr. Supply Sys. Series 2016:
5% 1/1/31	250,000	291,750
5% 1/1/32	320,000	373,165
5% 1/1/33	550,000	640,670
5% 1/1/34	500,000	581,570
5% 1/1/35	920,000	1,068,122
5% 1/1/36	385,000	446,164
5% 1/1/46	800,000	913,238
Grand Traverse County Hosp. Fin. Auth.:
Series 2014 A, 5% 7/1/47	1,400,000	1,541,972
Series 2019 A:
5% 7/1/44	1,110,000	1,346,364
5% 7/1/49	2,615,000	3,156,558
Series 2021:
4% 7/1/22	500,000	509,346
5% 7/1/23	425,000	454,622
Grand Valley Michigan State Univ. Rev.:
Series 2014 B:
5% 12/1/25	500,000	562,606
5% 12/1/26	1,900,000	2,133,230
5% 12/1/28	1,800,000	2,019,719
Series 2018:
5% 12/1/34	1,075,000	1,329,965
5% 12/1/35	1,225,000	1,513,946
5% 12/1/37	1,375,000	1,694,206
5% 12/1/38	875,000	1,076,618
5% 12/1/43	1,400,000	1,713,922
Grandville Pub. Schools District Series 2020:
4% 5/1/39 (FSA Insured)	1,000,000	1,178,258
4% 5/1/40 (FSA Insured)	1,300,000	1,530,417
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B:
5% 7/1/27	15,000	17,920
5% 7/1/30	2,000,000	2,373,686
Series 2016 C, 5% 7/1/31	7,000,000	8,280,682
Series 2018 A:
5% 7/1/43	10,000,000	12,155,223
5% 7/1/48	5,000,000	6,043,270
Series 2018 B:
5% 7/1/28	1,125,000	1,413,096
5% 7/1/29	15,000	19,217
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev.:
Series 2016 C, 5.25% 7/1/35	2,000,000	2,391,810
Series 2020 B:
5% 7/1/45	1,850,000	2,318,765
5% 7/1/49	1,300,000	1,619,784
Grosse Pointe Pub. School Sys. Series 2019:
5% 5/1/38	1,000,000	1,251,455
5% 5/1/39	1,000,000	1,247,819
Hudsonville Pub. Schools:
Series 2013:
4% 5/1/25	500,000	524,003
5% 5/1/22	600,000	609,361
Series 2017:
5% 5/1/31	430,000	522,603
5% 5/1/32	1,200,000	1,456,490
5% 5/1/34	1,000,000	1,213,223
5% 5/1/35	1,000,000	1,211,802
Ingham, Eaton and Clinton Counties Lansing School District Series II:
4% 5/1/22	345,000	349,308
5% 5/1/23	430,000	456,452
5% 5/1/24	355,000	392,119
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
4% 5/15/36	1,985,000	2,190,664
4% 5/15/36 (Pre-Refunded to 5/15/26 @ 100)	15,000	17,164
5% 5/15/28	775,000	916,254
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	5,000	5,936
5% 5/15/30	4,970,000	5,866,460
5% 5/15/30 (Pre-Refunded to 5/15/26 @ 100)	30,000	35,616
Kentwood Econ. Dev. Corp.:
Series 2021, 4% 11/15/45	500,000	551,940
Series 2022:
4% 11/15/31 (b)	1,000,000	1,106,015
4% 11/15/43 (b)	2,250,000	2,467,892
Lansing Board of Wtr. & Lt. Util. Rev.:
Bonds Series 2021 B, 2%, tender 7/1/26 (c)	2,000,000	2,119,273
Series 2019 A:
5% 7/1/22	230,000	235,429
5% 7/1/23	340,000	363,645
5% 7/1/24	375,000	417,462
5% 7/1/25	375,000	433,022
Lansing Cmnty. College:
Series 2012:
5% 5/1/23	1,135,000	1,152,490
5% 5/1/25	350,000	355,495
Series 2019, 5% 5/1/44	3,000,000	3,685,924
Lincoln Consolidated School District Series 2016 A:
5% 5/1/28	2,025,000	2,395,060
5% 5/1/29	1,430,000	1,684,633
5% 5/1/31	500,000	585,079
5% 5/1/32	1,000,000	1,169,232
Lowell Area Schools Series I:
5% 5/1/47	1,500,000	1,866,119
5% 5/1/49	1,750,000	2,175,331
Macomb Interceptor Drain Drainage District Series 2017 A:
5% 5/1/33	2,100,000	2,547,027
5% 5/1/34	1,750,000	2,123,141
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	924,895
5% 7/1/30	900,000	1,066,700
5% 7/1/31	780,000	924,196
5% 7/1/32	1,000,000	1,185,596
5% 7/1/33	705,000	836,046
Michigan Bldg. Auth. Rev.:
(Facilities Prog.):
Series 2015 1, 5% 10/15/50	7,250,000	8,235,361
Series I, 3% 10/15/45	6,000,000	6,474,513
Series 2021 I, 4% 10/15/56	2,500,000	2,956,851
Series I, 5% 4/15/38	3,000,000	3,455,722
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
5% 11/1/30	1,000,000	1,265,661
5% 11/1/31	750,000	945,406
5% 11/1/32	1,000,000	1,258,331
5% 11/1/33	3,250,000	4,076,819
5% 11/1/35	1,000,000	1,249,493
5% 11/1/36	1,250,000	1,559,811
5% 11/1/37	1,500,000	1,868,485
5% 11/1/38	1,595,000	1,984,058
(Detroit Wtr. And Sewerage Dept. Sewage Disp. Sys. Rev. And Rev. Rfdg. Local Proj. Bonds):
Series 2014 C, 5% 7/1/25 (FSA Insured)	1,850,000	2,063,888
Series 2014 C3, 5% 7/1/30 (FSA Insured)	6,000,000	6,676,218
(Detroit Wtr. And Sewerage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj. Bonds) Series 2015, 5% 7/1/30	10,000	11,469
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/24	2,940,000	3,318,559
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,304,279
5% 1/1/40	3,000,000	3,130,269
(Kalamazoo College Proj.) Series 2018:
4% 12/1/36	790,000	918,248
4% 12/1/47	2,610,000	2,982,788
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (FSA Insured)	1,000,000	1,104,023
(Trinity Health Proj.) Series 2017:
5% 12/1/30	710,000	876,028
5% 12/1/37	3,270,000	4,009,020
5% 12/1/42	2,120,000	2,587,761
Bonds:
Series 2015 D2, 1.2%, tender 4/13/28 (c)	3,000,000	3,017,342
Series 2016 E1, 4%, tender 8/15/24 (c)	1,355,000	1,476,998
Series 2019 B, 3.5%, tender 11/15/22 (c)	5,000,000	5,135,205
Series 2019 MI2, 5%, tender 2/1/25 (c)	5,000,000	5,674,559
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	127,451
Series 2012:
5% 11/15/24	660,000	686,671
5% 11/15/25	1,000,000	1,040,144
5% 11/15/26	800,000	831,902
5% 11/1/42	2,000,000	2,072,991
5% 11/15/42	3,120,000	3,236,932
Series 2013, 5% 8/15/30	4,105,000	4,409,966
Series 2014 H1:
5% 10/1/22	755,000	757,719
5% 10/1/25	2,250,000	2,529,342
5% 10/1/39	4,725,000	5,277,797
Series 2015 C:
5% 7/1/26	570,000	657,550
5% 7/1/27	1,465,000	1,686,720
5% 7/1/28	1,500,000	1,723,085
5% 7/1/35	2,100,000	2,396,674
Series 2015 D1:
5% 7/1/34	1,250,000	1,427,056
5% 7/1/35	505,000	576,343
Series 2015 D2, 5% 7/1/34	1,000,000	1,141,645
Series 2016 A, 5% 11/1/44	6,190,000	7,112,291
Series 2016:
5% 11/15/28	2,655,000	3,174,382
5% 1/1/29	1,000,000	1,160,079
5% 11/15/29	2,950,000	3,522,430
5% 1/1/30	1,000,000	1,155,355
5% 1/1/31	1,170,000	1,348,228
5% 1/1/32	1,895,000	2,180,194
5% 1/1/33	1,915,000	2,201,043
5% 1/1/34	2,135,000	2,451,957
5% 11/15/34	1,135,000	1,348,094
5% 11/15/41	11,710,000	13,798,794
Series 2019 A:
4% 12/1/49	7,000,000	8,116,054
4% 2/15/50	4,000,000	4,596,616
4% 11/15/50	8,750,000	9,925,515
5% 11/15/48	9,865,000	12,206,448
5% 5/15/54	1,000,000	1,166,321
Series 2019 MI1, 5% 12/1/48	2,000,000	2,458,774
Series 2020 A:
4% 6/1/35	2,000,000	2,389,695
4% 6/1/37	2,000,000	2,373,298
4% 6/1/40	2,000,000	2,355,231
4% 6/1/49	4,250,000	4,852,807
Series 2020, 4% 11/1/55	2,500,000	2,887,405
Series 2021, 5% 9/1/38	1,270,000	1,621,176
Series 2022, 4% 12/1/46 (b)	750,000	852,992
Michigan Gen. Oblig. Series 2020 A:
4% 5/15/40	500,000	599,347
5% 5/15/30	1,100,000	1,451,655
Michigan Hosp. Fin. Auth. Rev.:
Bonds (Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (c)	3,650,000	3,742,552
Series 2010 F, 4% 11/15/47	290,000	328,361
Series 2010 F4, 5% 11/15/47	5,050,000	6,360,934
Series 2016:
5% 11/15/46	3,500,000	4,137,038
5% 11/15/47	18,000,000	21,257,482
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series 2020 A1, 0.65% 10/1/24	475,000	474,385
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2019 B, 3.75% 6/1/50	3,285,000	3,584,494
Series 2020 C, 3% 6/1/51	3,465,000	3,719,051
Series 2021 A, 3% 6/1/52	3,490,000	3,771,895
Series A:
3.5% 12/1/50	2,790,000	3,037,968
4% 12/1/48	1,335,000	1,444,249
Series C, 4.25% 6/1/49	2,915,000	3,196,286
Michigan State Hsg. Dev. Auth. Series 2021 A, 0.55% 4/1/25	2,750,000	2,743,331
Michigan State Univ. Revs.:
Series 2019 B, 5% 2/15/48	3,000,000	3,687,105
Series 2019 C, 4% 2/15/44	1,500,000	1,751,174
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	3,598,918
(I-75 Impt. Proj.) Series 2018:
4.25% 12/31/38 (FSA Insured) (a)	825,000	966,166
5% 12/31/26 (a)	335,000	399,628
(The Detroit Edison Co. Exempt Facilities Proj.) Series 2008 ET2, 1.35% 8/1/29	2,000,000	2,000,000
(The Detroit Edison Co. Poll. Cont. Bonds Proj.) Series 1995 CC, 1.45% 9/1/30	2,000,000	1,997,390
Bonds:
(Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(c)	6,000,000	6,171,354
(Graphic Packaging Int'l., LLC Coated Recycled Board Machine Proj.) Series 2021, 4%, tender 10/1/26 (a)(c)	5,000,000	5,572,348
Series 2020:
4% 5/15/27	860,000	962,855
5% 5/15/44	1,500,000	1,728,961
Michigan Technological Univ. Series 2021, 4% 10/1/46	2,835,000	3,337,596
Michigan Trunk Line Fund Rev.:
Series 2020 B:
4% 11/15/45	6,000,000	7,102,445
5% 11/15/36	6,000,000	7,867,027
Series 2021 A, 4% 11/15/41	3,000,000	3,643,392
Northern Michigan Univ. Revs. Series 2021:
4% 6/1/39	900,000	1,067,666
4% 6/1/40	500,000	591,633
4% 6/1/41	1,385,000	1,634,933
4% 6/1/46	1,850,000	2,160,866
5% 6/1/32	375,000	492,289
5% 6/1/33	365,000	476,746
5% 6/1/34	375,000	488,870
5% 6/1/35	375,000	487,591
5% 6/1/36	400,000	519,323
5% 6/1/37	675,000	874,337
Novi Cmnty. School District Series I:
5% 5/1/43	1,150,000	1,479,141
5% 5/1/44	1,175,000	1,507,305
Oakland Macomb Intercepto Series 2020 A, 5% 7/1/29	1,500,000	1,917,969
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,178,605
5% 3/1/25	1,225,000	1,233,970
5% 3/1/26	1,290,000	1,299,425
Series 2013 A:
5% 3/1/25	995,000	1,047,336
5% 3/1/26	1,620,000	1,704,627
5% 3/1/27	815,000	857,184
5% 3/1/38	2,900,000	3,040,401
Series 2014:
5% 3/1/28	335,000	366,496
5% 3/1/29	525,000	574,359
5% 3/1/39	3,000,000	3,257,014
Series 2016:
5% 3/1/28	1,150,000	1,343,950
5% 3/1/41	3,475,000	4,026,407
Portage Pub. Schools:
Series 2016:
5% 11/1/32	2,500,000	2,943,996
5% 11/1/34	1,250,000	1,469,084
5% 11/1/35	1,300,000	1,525,428
5% 11/1/39	755,000	879,284
Series 2019, 4% 11/1/38	2,000,000	2,354,878
Series 2021, 4% 11/1/42	1,000,000	1,210,410
Ravenna Pub. Schools Gen. Oblig. Series 2021, 4% 5/1/51	2,140,000	2,506,479
Rochester Cmnty. School District Series I, 5% 5/1/31	1,500,000	1,768,499
Rockford Pub. Schools Gen. Oblig. Series 2019 I:
5% 5/1/42	3,050,000	3,776,161
5% 5/1/44	3,100,000	3,825,626
Roseville Cmnty. Schools:
Series 2014, 5% 5/1/24	780,000	863,477
Series 2015, 5% 5/1/24	570,000	631,003
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/26	1,000,000	1,097,652
5% 9/1/27	1,175,000	1,289,206
5% 9/1/28	1,870,000	2,050,908
Saginaw City School District Series 2021, 4% 5/1/47	3,000,000	3,512,948
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
4% 7/1/36	770,000	911,099
4% 7/1/37	820,000	968,159
4% 7/1/39	1,430,000	1,679,797
4% 7/1/40	490,000	573,828
Walled Lake Consolidated School District Series 2020, 5% 5/1/36	1,050,000	1,357,897
Warren Consolidated School District:
Series 2016:
5% 5/1/23	810,000	859,939
5% 5/1/34	5,630,000	6,603,662
5% 5/1/35	1,250,000	1,462,698
Series 2017:
4% 5/1/23 (FSA Insured)	750,000	786,333
4% 5/1/24 (FSA Insured)	750,000	807,653
4% 5/1/25 (FSA Insured)	500,000	552,659
Series 2018:
5% 5/1/30	550,000	688,250
5% 5/1/32	1,100,000	1,371,154
5% 5/1/34	1,175,000	1,456,588
5% 5/1/35	1,200,000	1,483,897
5% 5/1/36	1,000,000	1,231,742
5% 5/1/37	1,300,000	1,594,194
5% 5/1/38	800,000	971,635
Wayne County Arpt. Auth. Rev.:
Series 2012 A, 5% 12/1/23	2,300,000	2,397,890
Series 2012 B, 5% 12/1/32 (a)	1,500,000	1,561,587
Series 2014 C:
5% 12/1/29 (a)	720,000	807,380
5% 12/1/31 (a)	860,000	963,313
5% 12/1/34 (a)	1,655,000	1,850,770
Series 2015 D, 5% 12/1/40 (FSA Insured)	8,165,000	9,452,182
Series 2015 G:
5% 12/1/35	5,435,000	6,296,351
5% 12/1/36	5,760,000	6,663,231
Series 2017 A:
5% 12/1/22	640,000	667,476
5% 12/1/37	545,000	663,285
5% 12/1/42	1,455,000	1,774,174
Series 2017 B, 5% 12/1/47 (a)	450,000	541,766
Series 2018 B, 5% 12/1/48 (a)	5,000,000	6,081,004
Series 2018 D:
5% 12/1/30 (a)	4,365,000	5,388,512
5% 12/1/31 (a)	2,825,000	3,486,232
5% 12/1/32 (a)	2,945,000	3,628,203
Series 2021 A:
5% 12/1/36	1,000,000	1,318,335
5% 12/1/37	1,500,000	1,971,126
5% 12/1/38	1,250,000	1,639,469
5% 12/1/39	1,500,000	1,961,584
Series 2021 B:
5% 12/1/35 (a)	1,225,000	1,599,318
5% 12/1/37 (a)	1,520,000	1,976,340
5% 12/1/46 (a)	1,280,000	1,625,042
Wayne State Univ. Revs. Series 2019 A:
4% 11/15/38	1,000,000	1,166,309
4% 11/15/39	800,000	931,381
West Ottawa Pub. School District Series 2014 1:
5% 5/1/30 (Pre-Refunded to 5/1/24 @ 100)	725,000	803,306
5% 5/1/32 (Pre-Refunded to 5/1/24 @ 100)	500,000	554,004
5% 5/1/34 (Pre-Refunded to 5/1/24 @ 100)	900,000	997,208
5% 5/1/35 (Pre-Refunded to 5/1/24 @ 100)	250,000	277,002
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/25	320,000	359,253
5% 11/15/26	400,000	448,580
5% 11/15/28	650,000	725,795
5% 11/15/29	750,000	837,230
5% 11/15/30	855,000	954,700
5% 11/15/31	700,000	781,626
Series 2015 A:
5% 11/15/26	1,000,000	1,140,947
5% 11/15/28	2,505,000	2,841,952
Series 2019 A, 5% 11/15/44	2,000,000	2,477,148
Series 2021 A:
5% 11/15/27 (FSA Insured)	300,000	370,119
5% 11/15/30 (FSA Insured)	200,000	262,527
5% 11/15/31 (FSA Insured)	150,000	197,886
5% 11/15/32 (FSA Insured)	300,000	394,884
5% 11/15/34 (FSA Insured)	400,000	524,467
5% 11/15/36 (FSA Insured)	400,000	522,041
5% 11/15/38 (FSA Insured)	625,000	812,331
5% 11/15/40 (FSA Insured)	635,000	820,972
5% 11/15/41 (FSA Insured)	345,000	445,010
5% 11/15/51 (FSA Insured)	5,000,000	6,353,493
5% 11/15/53 (FSA Insured)	4,100,000	5,201,791
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,545,321
5% 5/1/30	1,550,000	1,831,076
5% 5/1/32	2,000,000	2,358,934
Zeeland Pub. Schools Series A, 5% 5/1/27	1,000,000	1,145,534

TOTAL MICHIGAN		713,744,602

Puerto Rico - 0.4%
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	1,340,000	1,626,656
Puerto Rico Indl., Tourist, Edl., Med. And Envir. Cont. Facilities Fing. Auth. Series 2021:
4% 7/1/36	195,000	225,356
5% 7/1/30	485,000	613,503
5% 7/1/32	360,000	460,590

TOTAL PUERTO RICO		2,926,105

TOTAL MUNICIPAL BONDS
(Cost $679,980,567)		718,971,320

Municipal Notes - 0.1%
Michigan - 0.1%
Michigan Fin. Auth. Rev.:
(Hosp. Proj.) Series 2016 E2, 0.13% 1/7/22, VRDN (c)	720,000	$720,000
Series 2016 E3, 0.11% 1/7/22, VRDN (c)	100,000	100,000
TOTAL MUNICIPAL NOTES
(Cost $820,000)		820,000
TOTAL INVESTMENT IN SECURITIES - 98.4%
(Cost $680,800,567)		719,791,320
NET OTHER ASSETS (LIABILITIES) - 1.6%		11,810,709
NET ASSETS - 100%		$731,602,029

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$719,791,320	$--	$719,791,320	$--
Total Investments in Securities:	$719,791,320	$--	$719,791,320	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	26.5%
General Obligations	24.5%
Education	11.4%
Water & Sewer	9.1%
Transportation	9.1%
Special Tax	8.9%
Others* (Individually Less Than 5%)	10.5%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $680,800,567)		$719,791,320
Cash		10,787,669
Receivable for fund shares sold		109,239
Interest receivable		6,183,234
Prepaid expenses		726
Other receivables		3,233
Total assets		736,875,421
Liabilities
Payable for investments purchased on a delayed delivery basis	$4,373,910
Payable for fund shares redeemed	184,608
Distributions payable	381,988
Accrued management fee	211,209
Other affiliated payables	75,345
Other payables and accrued expenses	46,332
Total liabilities		5,273,392
Net Assets		$731,602,029
Net Assets consist of:
Paid in capital		$691,880,659
Total accumulated earnings (loss)		39,721,370
Net Assets		$731,602,029
Net Asset Value, offering price and redemption price per share ($731,602,029 ÷ 57,887,361 shares)		$12.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$18,644,215
Expenses
Management fee	$2,530,099
Transfer agent fees	725,988
Accounting fees and expenses	165,211
Custodian fees and expenses	7,037
Independent trustees' fees and expenses	2,172
Registration fees	27,675
Audit	51,580
Legal	6,565
Miscellaneous	3,370
Total expenses before reductions	3,519,697
Expense reductions	(13,241)
Total expenses after reductions		3,506,456
Net investment income (loss)		15,137,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,360,076
Total net realized gain (loss)		4,360,076
Change in net unrealized appreciation (depreciation) on investment securities		(8,677,684)
Net gain (loss)		(4,317,608)
Net increase (decrease) in net assets resulting from operations		$10,820,151

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,137,759	$15,432,759
Net realized gain (loss)	4,360,076	2,296,459
Change in net unrealized appreciation (depreciation)	(8,677,684)	15,329,963
Net increase (decrease) in net assets resulting from operations	10,820,151	33,059,181
Distributions to shareholders	(18,599,520)	(17,973,540)
Share transactions
Proceeds from sales of shares	98,407,493	117,154,703
Reinvestment of distributions	12,950,242	12,433,906
Cost of shares redeemed	(88,383,573)	(101,318,002)
Net increase (decrease) in net assets resulting from share transactions	22,974,162	28,270,607
Total increase (decrease) in net assets	15,194,793	43,356,248
Net Assets
Beginning of period	716,407,236	673,050,988
End of period	$731,602,029	$716,407,236
Other Information
Shares
Sold	7,722,513	9,284,300
Issued in reinvestment of distributions	1,018,827	983,839
Redeemed	(6,946,787)	(8,137,989)
Net increase (decrease)	1,794,553	2,130,150

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.77	$12.47	$11.97	$12.22	$11.94
Income from Investment Operations
Net investment income (loss)A	.265	.283	.309	.319	.333
Net realized and unrealized gain (loss)	(.070)	.347	.541	(.216)	.324
Total from investment operations	.195	.630	.850	.103	.657
Distributions from net investment income	(.265)	(.284)	(.310)	(.318)	(.333)
Distributions from net realized gain	(.060)	(.046)	(.040)	(.035)	(.044)
Total distributions	(.325)	(.330)	(.350)	(.353)	(.377)
Net asset value, end of period	$12.64	$12.77	$12.47	$11.97	$12.22
Total ReturnB	1.54%	5.11%	7.16%	.90%	5.57%
Ratios to Average Net AssetsC,D
Expenses before reductions	.48%	.48%	.48%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.08%	2.25%	2.50%	2.67%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$731,602	$716,407	$673,051	$597,684	$680,383
Portfolio turnover rateE	13%	13%	14%	22%	12%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2021

Days	% of fund's investments 12/31/21
1 - 7	87.6
8 - 30	1.5
31 - 60	0.2
91 - 180	3.7
> 180	7.0

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2021
Variable Rate Demand Notes (VRDNs)	39.5%
Tender Option Bond	38.5%
Other Municipal Security	11.9%
Investment Companies	10.4%
Net Other Assets (Liabilities)*	(0.3)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

12/31/21
Fidelity® Michigan Municipal Money Market Fund	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2021, the most recent period shown in the table, would have been (0.39)%.

Fidelity® Michigan Municipal Money Market Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Variable Rate Demand Note - 39.5%
	Principal Amount	Value
Alabama - 0.6%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.18% 1/7/22, VRDN (a)(b)	$1,100,000	$1,100,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.19% 1/7/22, VRDN (b)	400,000	400,000
Series 2007 B, 0.19% 1/7/22, VRDN (b)	100,000	100,000
		500,000
Michigan - 37.9%
Central Michigan Univ. Rev. Series 2008 A, 0.1% 1/7/22, LOC TD Banknorth, NA, VRDN (b)	3,845,000	3,845,000
Grand Traverse County Hosp. Fin. Auth. Series 2011 B, 0.11% 1/7/22, LOC JPMorgan Chase Bank, VRDN (b)	1,095,000	1,095,000
Lakeview School District Calhoun County Series B, 0.1% 1/7/22 (Michigan Gen. Oblig. Guaranteed), LOC TD Banknorth, NA, VRDN (b)	2,645,000	2,645,000
Michigan Fin. Auth. Rev. Series 2016 E3, 0.11% 1/7/22, VRDN (b)	1,000,000	1,000,000
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.:
Series 2002 A, 0.15% 1/7/22, LOC Bank of America NA, VRDN (a)(b)	4,700,000	4,700,000
Series 2008 A, 0.11% 1/7/22, LOC Barclays Bank PLC, VRDN (a)(b)	8,895,000	8,895,000
Series 2016 D, 0.14% 1/7/22, LOC Bank of America NA, VRDN (a)(b)	4,965,000	4,965,000
Series 2018 C, 0.14% 1/7/22, LOC Bank of America NA, VRDN (a)(b)	8,280,000	8,280,000
Michigan State Univ. Revs. Series 2000 A:
0.09% 1/7/22 (Liquidity Facility Northern Trust Co.), VRDN (b)	5,755,000	5,755,000
0.09% 1/7/22 (Liquidity Facility PNC Bank NA), VRDN (b)	1,200,000	1,200,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 0.12% 1/3/22, LOC Comerica Bank, VRDN (b)	5,040,000	5,040,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 0.14% 1/7/22, LOC Bank of Nova Scotia, VRDN (b)	10,660,000	10,660,000
FHLMC Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 0.12% 1/7/22, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	18,240,000	18,240,000
		76,320,000
Nebraska - 0.7%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 0.18% 1/7/22, VRDN (a)(b)	500,000	500,000
Series 1998, 0.18% 1/7/22, VRDN (a)(b)	1,000,000	1,000,000
		1,500,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $79,420,000)		79,420,000

Tender Option Bond - 38.5%
Colorado - 0.1%
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.1%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	100,000	100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	200,000	200,000
		300,000
Florida - 0.6%
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Lee County Arpt. Rev. Participating VRDN Series XF 11 26, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	200,000	200,000
Miami-Dade County Wtr. & Swr. Rev. Participating VRDN Series 2021 XF 11 01, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	900,000	900,000
		1,300,000
Kentucky - 0.1%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.18% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	100,000	100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		200,000
Maryland - 1.3%
Baltimore Proj. Rev. Bonds Series Floaters G 28, 0.3%, tender 7/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Maryland Gen. Oblig. Participating VRDN Series DB 807, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,530,000	2,530,000
		2,630,000
Massachusetts - 0.1%
Massachusetts Gen. Oblig. Participating VRDN Series 2021 XG 03 15, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	200,000	200,000
Michigan - 35.7%
Clarkston Cmnty. Schools Participating VRDN Series Floaters G72, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	2,695,000	2,695,000
Detroit Downtown Dev. Auth. Tax Participating VRDN Series Floaters XX 11 01, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	8,000,000	8,000,000
Eastern Michigan Univ. Revs. Participating VRDN Series Floaters 009, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	8,200,000	8,200,000
Grand Rapids San. Swr. Sys. Rev. Participating VRDN Series Floaters XF 26 12, 0.13% 1/7/22 (Liquidity Facility Citibank NA) (b)(c)(e)	4,000,000	4,000,000
Grand Traverse County Hosp. Fin. Auth. Participating VRDN Series 2021 XG 03 19, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,100,000	2,100,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series Floaters XF 26 09, 0.13% 1/7/22 (Liquidity Facility Citibank NA) (b)(c)(e)	800,000	800,000
Series Floaters XM 04 65, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	3,200,000	3,200,000
Series Floaters XM 07 43, 0.13% 1/7/22 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	2,500,000	2,500,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series 15 XF0126, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,360,000	2,360,000
Series 16 XM0223, 0.14% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	5,000,000	5,000,000
Series Floaters ZF 07 84, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,670,000	2,670,000
Series Floaters ZF 07 90, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,800,000	2,800,000
Series Floaters ZF 07 96, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,800,000	2,800,000
Series Floaters ZF 28 25, 0.16% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,500,000	2,500,000
Series XF 28 61, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	1,200,000	1,200,000
Series XM 04 72, 0.13% 1/7/22 (Liquidity Facility Citibank NA) (b)(c)(e)	1,450,000	1,450,000
Series XM 07 48, 0.18% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	2,240,000	2,240,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Participating VRDN Series Floaters ZF 07 87, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	100,000	100,000
Michigan State Univ. Revs. Participating VRDN Series Floaters ZF 07 50, 0.15% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,915,000	1,915,000
Monroe Mich Pub. Schools Participating VRDN Series XL 01 46, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,200,000	2,200,000
Trenton Pub. Schools School District Participating VRDN Series Floaters CTFS G 102, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	3,100,000	3,100,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	3,089,000	3,089,000
Series 15 XF2205, 0.15% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	2,400,000	2,400,000
Series Floaters XF 25 48, 0.15% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	500,000	500,000
Series Floaters ZF 05 90, 0.15% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	4,100,000	4,100,000
		71,919,000
Mississippi - 0.1%
Mississippi Bus. Fin. Corp. Rev. Participating VRDN Series 2021 XF 11 05, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
New York - 0.1%
New York City Gen. Oblig. Participating VRDN Series 2020 003, 0.25% 2/11/22 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	100,000	100,000
North Dakota - 0.1%
Grand Forks Health Care Sys. Rev. Participating VRDN Series 2021 XG 03 44, 0.19% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
Ohio - 0.1%
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Pennsylvania - 0.1%
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series Floaters G 43, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
South Carolina - 0.0%
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Tennessee - 0.0%
Metropolitan Nashville Arpt. Auth. Rev. Participating VRDN Series 2021 XL 01 89, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
Texas - 0.0%
Houston Arpt. Sys. Rev. Participating VRDN Series XF 11 11, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
Virginia - 0.0%
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.3%, tender 8/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $77,549,000)		77,549,000

Other Municipal Security - 11.9%
Massachusetts - 0.2%
Massachusetts Dev. Fin. Agcy. Elec. Util. Rev. Bonds Series 2021, 0.19% tender 1/12/22 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	400,000	400,000
Michigan - 11.7%
Detroit Swr. Disp. Rev. Bonds Series 2012 A:
5% 7/1/22 (Pre-Refunded to 7/1/22 @ 100)	2,000,000	2,048,263
5.25% 7/1/22 (Pre-Refunded to 7/1/22 @ 100)	2,310,000	2,368,421
5.25% 7/1/22 (Pre-Refunded to 7/1/22 @ 100)	160,000	163,997
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds:
(Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 0.35%, tender 7/29/22 (b)(f)	8,915,000	8,915,000
Series 2011 C, 5% 1/15/22 (Pre-Refunded to 1/15/22 @ 100)	500,000	500,913
Michigan Bldg. Auth. Rev.:
Bonds (Facilities Prog.) Series 2021 I, 4% 4/15/22	1,050,000	1,061,528
Series 2021 8, 0.11% 1/20/22, LOC State Street Bank & Trust Co., Boston, LOC U.S. Bank NA, Cincinnati, CP	2,100,000	2,100,000
Michigan Fin. Auth. Rev. Bonds:
(Trinity Health Proj.) Series 2015, 5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	1,385,000	1,412,572
Series 2015 MI, 5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	1,520,000	1,550,414
Series 2015:
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	400,000	407,984
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	460,000	469,034
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	725,000	739,397
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	950,000	969,008
Series 2016 MI2, SIFMA Municipal Swap Index + 0.480% 0.58%, tender 2/1/22 (b)(f)	250,000	250,010
Series 2017 A, 5% 12/1/22 (Pre-Refunded to 12/1/22 @ 100)	510,000	532,230
Michigan Hosp. Fin. Auth. Rev. Bonds Series 2009 B, 5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	150,000	152,947
		23,641,718
TOTAL OTHER MUNICIPAL SECURITY
(Cost $24,041,718)		24,041,718
	Shares	Value

Investment Company - 10.4%
Fidelity Municipal Cash Central Fund 0.11% (g)(h)
(Cost $21,013,810)	21,011,217	21,013,810
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $202,024,528)		202,024,528
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(672,105)
NET ASSETS - 100%		$201,352,423

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,100,000 or 0.5% of net assets.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Baltimore Proj. Rev. Bonds Series Floaters G 28, 0.3%, tender 7/1/22 (Liquidity Facility Royal Bank of Canada)	7/1/21	$100,000
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada)	3/1/21	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$200,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada)	5/3/21	$100,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series Floaters G 43, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.3%, tender 8/1/22 (Liquidity Facility Royal Bank of Canada)	2/1/21	$100,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$25,440,417	$47,748,002	$52,175,000	$13,482	$391	$--	$21,013,810	1.5%
Total	$25,440,417	$47,748,002	$52,175,000	$13,482	$391	$--	$21,013,810

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $181,010,718)	$181,010,718
Fidelity Central Funds (cost $21,013,810)	21,013,810
Total Investment in Securities (cost $202,024,528)		$202,024,528
Receivable for fund shares sold		143,746
Interest receivable		195,662
Distributions receivable from Fidelity Central Funds		2,007
Prepaid expenses		213
Total assets		202,366,156
Liabilities
Payable to custodian bank	$852,786
Payable for fund shares redeemed	113,553
Distributions payable	172
Accrued management fee	12,643
Other affiliated payables	2,638
Other payables and accrued expenses	31,941
Total liabilities		1,013,733
Net Assets		$201,352,423
Net Assets consist of:
Paid in capital		$201,354,141
Total accumulated earnings (loss)		(1,718)
Net Assets		$201,352,423
Net Asset Value, offering price and redemption price per share ($201,352,423 ÷ 201,053,973 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$193,377
Income from Fidelity Central Funds		13,160
Total income		206,537
Expenses
Management fee	$731,656
Transfer agent fees	332,553
Accounting fees and expenses	32,882
Custodian fees and expenses	2,523
Independent trustees' fees and expenses	634
Registration fees	22,106
Audit	34,803
Legal	1,711
Miscellaneous	599
Total expenses before reductions	1,159,467
Expense reductions	(973,982)
Total expenses after reductions		185,485
Net investment income (loss)		21,052
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,610
Fidelity Central Funds	391
Capital gain distributions from Fidelity Central Funds	322
Total net realized gain (loss)		23,323
Net increase in net assets resulting from operations		$44,375

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,052	$784,810
Net realized gain (loss)	23,323	3,728
Net increase in net assets resulting from operations	44,375	788,538
Distributions to shareholders	(105,307)	(809,041)
Share transactions
Proceeds from sales of shares	25,122,420	26,398,910
Reinvestment of distributions	99,870	769,599
Cost of shares redeemed	(38,896,191)	(65,198,730)
Net increase (decrease) in net assets and shares resulting from share transactions	(13,673,901)	(38,030,221)
Total increase (decrease) in net assets	(13,734,833)	(38,050,724)
Net Assets
Beginning of period	215,087,256	253,137,980
End of period	$201,352,423	$215,087,256
Other Information
Shares
Sold	25,122,420	26,398,909
Issued in reinvestment of distributions	99,870	769,599
Redeemed	(38,896,191)	(65,198,729)
Net increase (decrease)	(13,673,901)	(38,030,220)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	–A	.003	.010	.009	.004
Net realized and unrealized gain (loss)	–A	–A	–A	.001	–A
Total from investment operations	–A	.003	.010	.010	.004
Distributions from net investment income	–A	(.003)	(.010)	(.009)	(.004)
Distributions from net realized gain	–A	–A	–A	(.001)	–A
Total distributions	–A	(.003)	(.010)	(.010)	(.004)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.05%	.34%	.98%	1.01%	.37%
Ratios to Average Net AssetsC,D
Expenses before reductions	.55%	.55%	.55%	.55%	.53%
Expenses net of fee waivers, if any	.09%	.32%	.55%	.55%	.53%
Expenses net of all reductions	.09%	.32%	.55%	.55%	.53%
Net investment income (loss)	.01%	.34%	.98%	.90%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$201,352	$215,087	$253,138	$310,652	$420,820

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Michigan Municipal Income Fund	$680,800,567	$39,251,296	$(260,543)	$38,990,753
Fidelity Michigan Municipal Money Market Fund	202,024,528	795	(795)	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$33,198	$697,419	$38,990,753

The tax character of distributions paid was as follows:

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$15,137,601	$3,461,919	$18,599,520
Fidelity Michigan Municipal Money Market Fund	20,999	84,308	105,307

December 31, 2020
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$15,432,426	$–	$2,541,114	$17,973,540
Fidelity Michigan Municipal Money Market Fund	785,107	4,324	19,610	809,041

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Michigan Municipal Income Fund	125,113,603	96,451,277

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.10%	.35%
Fidelity Michigan Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.10%
Fidelity Michigan Municipal Money Market Fund	.16%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	.02
Fidelity Michigan Municipal Money Market Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Michigan Municipal Income Fund	–	–	–
Fidelity Michigan Municipal Money Market Fund	2,145,000	3,800,000	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Michigan Municipal Income Fund	$1,317

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $972,071.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Michigan Municipal Income Fund	$6,680

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$6,561
Fidelity Michigan Municipal Money Market Fund	1,911

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 286 fund.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Michigan Municipal Income Fund	.48%
Actual		$1,000.00	$1,003.10	$2.42
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Michigan Municipal Money Market Fund	.08%
Actual		$1,000.00	$1,000.10	$.40-D
Hypothetical-C		$1,000.00	$1,024.80	$.41-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

 D If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Michigan Municipal Money Market Fund	.54%
Actual		$2.72
Hypothetical-(b)		$2.75

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Michigan Municipal Income Fund	02/07/22	02/04/22	$0.013
Fidelity Michigan Municipal Money Market Fund	02/07/22	02/04/22	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Michigan Municipal Income Fund	$4,356,668
Fidelity Michigan Municipal Money Market Fund	$23,260

During fiscal year ended 2021, 100% of each fund’s income dividends were free from federal income tax, and 7.32% and 15.42% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund’s income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Michigan Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Investment Performance (for Fidelity Michigan Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Fidelity Michigan Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers a Michigan money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2020. The Board also noted that the management fee rate was two BP above the Total Mapped Group median and two BP above the ASPG median.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that each fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

MIR-ANN-0322
1.540080.124

Fidelity® Municipal Income Fund

Annual Report

December 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(1.59)%	3.52%	3.59%
Class M (incl. 4.00% sales charge)	(1.57)%	3.56%	3.61%
Class C (incl. contingent deferred sales charge)	0.76%	3.79%	3.72%
Fidelity® Municipal Income Fund	2.85%	4.65%	4.15%
Class I	2.76%	4.57%	4.11%
Class Z	2.88%	4.66%	4.16%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on March 1, 2018. Returns prior to March 1, 2018 are those of Fidelity® Municipal Income Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns between March 1, 2018 and October 2, 2018, are those of Class I. Returns prior to March 1, 2018 are those of Fidelity Municipal Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Municipal Income Fund, a class of the fund, on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$15,023	Fidelity® Municipal Income Fund
$14,414	Bloomberg Municipal Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund's share classes posted gains in the range of 1.75% to 2.88%, compared, net of fees, with the 1.69% advance of the Bloomberg 3+ Year Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Larger-than-benchmark exposure to bonds issued by Illinois and its related entities, including Chicago Board of Education and the Metropolitan Pier and Exposition Authority, helped versus the index. Overweighting lower-rated investment-grade bonds in the health care and higher education segments also contributed to the fund's relative performance. Bonds in each segment rallied the past 12 months and produced better total returns than the index. They benefited from the comparatively high income they produced and better-than-average price performance as credit spreads tightened.Differences in the way fund holdings and index components were priced modestly contributed to the fund's relative result as well. Conversely, yield-curve positioning slightly detracted. The fund held more exposure to shorter-term bonds than the index, and these bonds lagged longer-term securities as the yield curve flattened.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2021

% of fund's net assets
Illinois	18.6
Pennsylvania	8.4
Florida	7.5
Texas	6.3
New York	5.7

Top Five Sectors as of December 31, 2021

% of fund's net assets
Transportation	24.4
Health Care	23.6
General Obligations	23.1
Education	9.2
Special Tax	6.5

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	5.1%
AA,A	71.7%
BBB	15.6%
BB and Below	3.8%
Not Rated	2.5%
Short-Term Investments and Net Other Assets	1.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 98.7%
	Principal Amount (000s)	Value (000s)
Alabama - 0.9%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	2,565	3,173
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	$2,550	$2,914
5% 4/1/26	2,400	2,835
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/33	4,140	4,659
Southeast Energy Auth. Rev. Bonds:
(Proj. No. 2) Series 2021 B1:
4% 6/1/29	1,475	1,746
4% 6/1/30	1,115	1,335
4% 6/1/31	975	1,181
Bonds (Proj. No. 2) Series 2021 B1, 4%, tender 12/1/31 (a)	23,655	28,670

TOTAL ALABAMA		46,513

Arizona - 1.9%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 0.898%, tender 1/1/37 (a)(b)	2,485	2,493
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
5% 2/1/30	1,300	1,679
5% 2/1/31	1,250	1,646
5% 2/1/32	1,250	1,678
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	910	957
5% 5/1/51	910	954
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (a)(c)	10,210	11,267
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	2,080	2,533
5% 7/1/31	3,105	3,770
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	235	251
5% 7/1/48	295	313
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	2,400	2,977
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	2,140	2,132
6% 1/1/48 (d)	5,260	5,212
Maricopa County Rev. Series 2016 A:
5% 1/1/32	8,280	9,932
5% 1/1/33	4,965	5,951
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A:
5% 7/1/33 (c)	910	1,094
5% 7/1/36 (c)	1,450	1,743
5% 7/1/37 (c)	1,075	1,292
Series 2017 B:
5% 7/1/29	2,070	2,526
5% 7/1/33	2,900	3,527
5% 7/1/36	3,310	4,030
5% 7/1/37	2,070	2,519
Phoenix Civic Impt. Corp. Series 2019 A, 5% 7/1/45	6,100	7,409
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/44	1,000	1,186
5% 7/1/49	1,125	1,328
5% 7/1/54	1,330	1,565
5% 7/1/59	2,000	2,346
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/22	1,240	1,292
5.5% 12/1/29	7,370	9,542

TOTAL ARIZONA		95,144

California - 5.6%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,250	3,017
California Gen. Oblig.:
Series 2004:
5.25% 12/1/33	150	151
5.5% 4/1/28	10	10
5.5% 4/1/30	5	5
Series 2017, 5% 11/1/29	7,510	9,266
Series 2019, 5% 4/1/27	4,750	5,808
Series 2020, 4% 11/1/38	6,500	7,869
Series 2021:
5% 9/1/29	6,285	8,149
5% 9/1/30	17,000	22,616
5% 9/1/31	2,790	3,794
5% 10/1/41	49,565	64,999
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	2,038	2,325
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018, 5% 5/15/38	7,200	8,655
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A:
5% 7/1/27 (d)	1,015	914
5% 7/1/37 (d)	1,525	1,361
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (d)	335	298
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E:
5% 6/1/26	1,985	2,111
5% 6/1/28	5,110	5,429
(Various Cap. Projs.) Series 2022 C:
5% 8/1/31 (e)	1,365	1,740
5% 8/1/34 (e)	2,535	3,207
California Statewide Cmntys. Dev. Auth. Rev.:
Series 2015, 5% 2/1/45	2,695	2,820
Series 2018 A, 5% 3/1/42	195	236
Eastern Muni. Wtr. District Fing. Auth. Series 2020 A:
4% 7/1/38	1,400	1,699
5% 7/1/36	1,600	2,107
5% 7/1/37	1,000	1,316
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,520	1,285
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1:
5% 6/1/23 (Escrowed to Maturity)	3,140	3,349
5% 6/1/24 (Escrowed to Maturity)	1,770	1,967
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (FSA Insured)	4,100	3,758
0% 11/1/30 (FSA Insured)	4,140	3,620
Long Beach Unified School District Series 2009, 5.5% 8/1/29	155	156
Los Angeles Dept. Arpt. Rev. Series 2020 C, 5% 5/15/45 (c)	2,900	3,614
Los Angeles Hbr. Dept. Rev. Series 2019 A:
5% 8/1/25 (c)	3,515	4,037
5% 8/1/26 (c)	1,350	1,596
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,745	3,366
Mount Diablo Unified School District Series 2022 B:
4% 8/1/29 (e)	1,595	1,897
4% 8/1/30 (e)	465	562
4% 8/1/32 (e)	2,900	3,518
Oakland Unified School District Alameda County Series 2015 A, 5% 8/1/29	1,450	1,671
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	4,885	4,089
Series 2011, 0% 8/1/46	950	486
Series B:
0% 8/1/37	6,455	4,760
0% 8/1/39	19,705	13,710
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/24	825	913
5% 9/1/26	1,050	1,194
5% 9/1/29	2,185	2,461
5% 9/1/31	985	1,114
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,903
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2021 B:
5% 7/1/46 (c)	10,000	12,662
5% 7/1/56 (c)	7,000	8,760
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	2,980	2,392
Series 2008 E, 0% 7/1/47 (f)	7,205	7,499
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A, 5% 5/1/49 (c)	1,000	1,224
Series 2019 B, 5% 5/1/49	3,765	4,642
San Marcos Unified School District Series 2010 B, 0% 8/1/47	17,635	9,599
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,495	4,341
Union Elementary School District Series B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,240	1,237
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	2,485	2,635
Washington Township Health Care District Gen. Oblig.:
Series 2013 A, 5.5% 8/1/38	3,725	4,173
Series 2013 B, 5.5% 8/1/38	830	930

TOTAL CALIFORNIA		287,022

Colorado - 1.3%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	2,080	2,468
5% 10/1/43	2,600	3,059
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	1,365	1,517
4% 9/1/36	1,075	1,194
5% 9/1/46	6,045	6,935
Series 2019 A1, 4% 8/1/44	2,395	2,750
Series 2019 A2:
4% 8/1/49	6,100	6,969
5% 8/1/37	1,000	1,246
5% 8/1/44	6,145	7,546
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	1,320	1,462
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (c)	1,885	2,045
5% 11/15/26 (c)	2,855	3,409
5% 11/15/27 (c)	2,440	2,984
Series 2018 A:
5% 12/1/34 (c)	4,245	5,776
5% 12/1/36 (c)	4,140	5,092
5% 12/1/37 (c)	8,280	10,172

TOTAL COLORADO		64,624

Connecticut - 2.0%
Connecticut Gen. Oblig.:
Series 2014 C, 5% 6/15/25	1,390	1,603
Series 2015 B, 5% 6/15/32	1,980	2,270
Series 2020 A:
4% 1/15/33	10,100	12,130
4% 1/15/34	8,385	10,048
4% 1/15/38	1,000	1,189
Series 2021 B, 4% 1/15/39 (e)	3,305	4,005
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	415	490
5% 7/1/27	290	351
5% 7/1/28	525	635
5% 7/1/29	330	397
Series 2016 K, 4% 7/1/46	7,315	8,033
Series 2017 B, 5% 7/1/29	10,620	13,747
Series 2018 K-3, 5% 7/1/36	895	1,061
Series 2019 A:
5% 7/1/39 (d)	3,930	4,186
5% 7/1/49 (d)	285	299
Series 2020 A:
4% 7/1/37	2,500	2,929
4% 7/1/38	1,120	1,310
5% 7/1/32	2,000	2,554
5% 7/1/34	3,500	4,445
Series 2020 K, 5% 7/1/44 (d)	1,525	1,830
Series 2022 M, 4% 7/1/36 (e)	4,000	4,682
Series G, 5% 7/1/50 (d)	1,800	2,147
Series K1:
5% 7/1/27	415	494
5% 7/1/29	1,060	1,280
5% 7/1/30	830	997
5% 7/1/31	1,400	1,676
5% 7/1/32	1,000	1,193
5% 7/1/33	2,500	2,978
5% 7/1/34	620	737
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (d)	3,785	4,393
5% 4/1/39 (d)	4,865	5,555
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (FSA Insured)	885	1,057

TOTAL CONNECTICUT		100,701

District Of Columbia - 1.3%
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/35	2,115	2,629
5% 10/1/37	2,125	2,630
5% 10/1/39	2,000	2,468
5% 10/1/44	7,000	8,641
Series 2019 B, 5% 10/1/47	7,150	8,737
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/31 (c)	1,200	1,451
5% 10/1/32 (c)	1,855	2,242
5% 10/1/33 (c)	910	1,100
5% 10/1/35 (c)	2,070	2,502
5% 10/1/42 (c)	4,140	5,008
Series 2020 A:
5% 10/1/25 (c)	11,725	13,556
5% 10/1/26 (c)	9,015	10,741
5% 10/1/27 (c)	3,125	3,816
5% 10/1/28 (c)	1,560	1,952

TOTAL DISTRICT OF COLUMBIA		67,473

Florida - 7.5%
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/28	1,445	1,657
Broward County Arpt. Sys. Rev.:
Series 2017:
5% 10/1/25 (c)	205	237
5% 10/1/26 (c)	930	1,107
5% 10/1/27 (c)	830	1,012
5% 10/1/29 (c)	2,200	2,668
5% 10/1/30 (c)	610	739
5% 10/1/32 (c)	2,900	3,505
5% 10/1/33 (c)	1,080	1,305
5% 10/1/34 (c)	1,055	1,275
5% 10/1/35 (c)	1,240	1,497
5% 10/1/36 (c)	1,655	1,996
5% 10/1/37 (c)	1,865	2,243
5% 10/1/42 (c)	3,520	4,223
5% 10/1/47 (c)	4,965	5,956
Series A:
5% 10/1/28 (c)	2,485	2,867
5% 10/1/30 (c)	2,900	3,330
5% 10/1/31 (c)	2,485	2,847
5% 10/1/32 (c)	2,320	2,658
Series C, 5% 10/1/23 (c)	1,180	1,274
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	555	660
Series 2012 A:
5% 7/1/24	1,795	1,837
5% 7/1/27	4,715	4,821
Series 2015 A:
5% 7/1/24	1,855	2,062
5% 7/1/27	830	957
Series 2016, 5% 7/1/32	1,820	2,135
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/28	2,000	2,410
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	1,705	1,950
5% 7/1/32	10,120	11,542
Series 2016 A, 5% 7/1/33	1,110	1,301
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	2,820	3,168
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	5,300	5,980
Series 2015 C:
5% 10/1/30	2,705	3,047
5% 10/1/40	1,655	1,846
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,810	2,161
5% 10/1/31	1,975	2,354
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	3,065	3,173
Series 2015 B:
5% 10/1/28	830	960
5% 10/1/30	1,490	1,724
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (c)	830	979
Series 2016:
5% 10/1/26 (c)	1,405	1,672
5% 10/1/27 (c)	830	1,012
Series 2017 A:
5% 10/1/25 (c)	275	318
5% 10/1/25 (Escrowed to Maturity) (c)	555	645
5% 10/1/27 (c)	385	469
5% 10/1/27 (Escrowed to Maturity) (c)	1,270	1,564
5% 10/1/29 (Pre-Refunded to 10/1/27 @ 100) (c)	2,485	3,060
5% 10/1/30 (Pre-Refunded to 10/1/27 @ 100) (c)	2,665	3,281
5% 10/1/32 (c)	5,590	6,757
5% 10/1/34 (c)	4,965	6,002
5% 10/1/35 (c)	6,565	7,928
5% 10/1/36 (c)	6,210	7,490
5% 10/1/37 (c)	5,175	6,223
Halifax Hosp. Med. Ctr. Rev. Series 2015:
4% 6/1/27	1,165	1,286
5% 6/1/24	230	254
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	830	860
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/27 (Pre-Refunded to 6/1/24 @ 100)	830	922
5% 6/1/28 (Pre-Refunded to 6/1/24 @ 100)	830	922
5% 6/1/30 (Pre-Refunded to 6/1/24 @ 100)	1,865	2,071
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/23 (c)	6,375	6,592
5% 10/1/24 (c)	7,490	7,748
Series 2014 A:
5% 10/1/28 (c)	4,140	4,614
5% 10/1/33 (c)	6,940	7,717
5% 10/1/36 (c)	13,125	14,587
Series 2015 A:
5% 10/1/29 (c)	1,310	1,501
5% 10/1/31 (c)	1,100	1,259
5% 10/1/35 (c)	4,555	5,065
Series 2016 A:
5% 10/1/29	1,200	1,432
5% 10/1/31	1,450	1,726
Series 2017 B, 5% 10/1/40 (c)	10,760	12,813
Series 2019 A, 5% 10/1/49 (c)	11,860	14,394
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	2,900	3,179
Series 2014 B:
5% 7/1/26	2,070	2,297
5% 7/1/27	1,450	1,606
5% 7/1/28	830	919
Series 2016 A:
5% 7/1/32	3,560	4,196
5% 7/1/33	3,020	3,552
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A:
5% 5/1/27 (FSA Insured)	645	737
5% 5/1/29	3,375	3,841
Series 2016 A, 5% 5/1/30	6,225	7,273
Miami-Dade County Wtr. & Swr. Rev.:
Series 2017 B, 4% 10/1/35	3,900	4,551
Series 2021:
5% 10/1/31	1,250	1,667
5% 10/1/32	645	858
Orange County Health Facilities Auth. Series 2016 A:
5% 10/1/39	2,200	2,589
5% 10/1/44	1,605	1,881
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/30 (Pre-Refunded to 8/1/25 @ 100)	8,280	9,603
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/23 (c)	1,095	1,182
5% 10/1/24 (c)	1,140	1,274
5% 10/1/27 (c)	830	985
5% 10/1/29 (c)	860	1,019
5% 10/1/30 (c)	1,530	1,815
5% 10/1/31 (c)	1,075	1,274
5% 10/1/32 (c)	1,655	1,958
5% 10/1/33 (c)	3,555	4,204
5% 10/1/34 (c)	3,730	4,413
5% 10/1/35 (c)	3,930	4,648
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D:
5% 8/1/28	3,905	4,497
5% 8/1/29	4,965	5,713
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	400	452
5% 7/1/39	810	939
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	4,140	4,852
5% 10/1/32	5,190	6,063
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	2,070	2,360
5% 8/15/26	2,815	3,357
5% 8/15/27	1,865	2,287
5% 8/15/28	1,240	1,515
5% 8/15/30	2,685	3,274
5% 8/15/31	2,590	3,156
5% 8/15/32	1,930	2,349
5% 8/15/34	5,360	6,521
5% 8/15/35	3,555	4,321
5% 8/15/42	5,465	6,619
5% 8/15/47	8,115	9,749
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	910	1,037
Series 2015 A, 5% 12/1/40	1,820	2,047
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A:
5% 9/1/22	1,905	1,964
5% 9/1/25	340	350
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	905	1,110
5% 10/15/49	1,705	2,079
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	830	967
5% 8/1/32 (Build America Mutual Assurance Insured)	4,140	4,802
(Master Lease Prog.) Series 2014 B:
5% 8/1/25	1,470	1,638
5% 8/1/26	280	312

TOTAL FLORIDA		385,498

Georgia - 2.2%
Atlanta Arpt. Rev. Series 2019 B, 5% 7/1/25 (c)	1,870	2,145
Atlanta Wtr. & Wastewtr. Rev. Series 2015, 5% 11/1/27	830	952
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (a)	6,900	8,634
Fulton County Dev. Auth. Rev. Series 2019:
4% 6/15/49	1,515	1,749
5% 6/15/52	5,540	6,844
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	1,860	2,010
5% 8/1/39	1,705	1,933
5% 8/1/43	2,275	2,696
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	1,400	1,627
4% 7/1/36	4,500	5,220
4% 7/1/43	6,160	7,058
Main Street Natural Gas, Inc. Bonds:
Series 2021 A, 4%, tender 9/1/27 (a)	25,000	28,893
Series 2021 C, 4%, tender 12/1/28 (a)	23,425	27,490
Private Colleges & Univs. Auth. Rev.:
(Agnes Scott College) Series 2019 A, 5% 6/1/28	1,000	1,221
(The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/25 (Pre-Refunded to 4/1/24 @ 100)	2,900	3,199
5% 4/1/30 (Pre-Refunded to 4/1/24 @ 100)	1,655	1,826
5% 4/1/44 (Pre-Refunded to 4/1/24 @ 100)	3,160	3,486
Series 2019 A, 5% 6/1/29	800	997
Series 2020 B:
5% 9/1/31	2,490	3,278
5% 9/1/32	1,880	2,469

TOTAL GEORGIA		113,727

Hawaii - 0.8%
Hawaii Arpts. Sys. Rev.:
Series 2015 A:
5% 7/1/41 (c)	6,210	7,041
5% 7/1/45 (c)	18,015	20,427
Series 2018 A:
5% 7/1/29 (c)	1,055	1,300
5% 7/1/30 (c)	1,240	1,517
5% 7/1/31 (c)	1,215	1,485
5% 7/1/32 (c)	1,240	1,513
5% 7/1/33 (c)	1,265	1,544
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/34 (c)	750	898
State of Hawaii Dept. of Trans. Series 2013:
5.25% 8/1/24 (c)	1,655	1,776
5.25% 8/1/25 (c)	2,070	2,221

TOTAL HAWAII		39,722

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	660	726
Illinois - 18.6%
Boone & Winnebago County Cmnty. Unit School District 200 Series 2002, 0% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,615	1,615
Chicago Board of Ed.:
Series 2011 A:
5% 12/1/41	4,790	4,814
5.25% 12/1/41	2,965	2,980
5.5% 12/1/39	6,540	6,575
Series 2012 A, 5% 12/1/42	7,630	7,884
Series 2015 C, 5.25% 12/1/39	1,405	1,548
Series 2016 B, 6.5% 12/1/46	660	809
Series 2017 A, 7% 12/1/46 (d)	2,320	2,987
Series 2017 C:
5% 12/1/22	2,175	2,264
5% 12/1/23	1,880	2,036
5% 12/1/24	4,770	5,340
5% 12/1/25	2,725	3,140
5% 12/1/26	800	944
5% 12/1/30	2,105	2,510
5% 12/1/34	1,245	1,471
Series 2017 D:
5% 12/1/23	2,460	2,665
5% 12/1/24	1,030	1,153
5% 12/1/31	3,565	4,241
Series 2017 H, 5% 12/1/36	95	112
Series 2018 A:
5% 12/1/25	830	956
5% 12/1/26	830	980
5% 12/1/28	3,915	4,804
5% 12/1/30	1,655	2,017
5% 12/1/32	950	1,152
5% 12/1/34	1,140	1,379
5% 12/1/35	830	1,003
Series 2018 C, 5% 12/1/46	3,250	3,862
Series 2019 A:
4% 12/1/27	5,000	5,743
5% 12/1/22	1,575	1,640
5% 12/1/27	1,625	1,959
5% 12/1/28	2,000	2,454
5% 12/1/28	2,910	3,570
5% 12/1/33	1,300	1,607
Chicago Gen. Oblig.:
Series 2017 A, 6% 1/1/38	1,000	1,218
Series 2020 A:
5% 1/1/27	430	507
5% 1/1/29	3,175	3,879
5% 1/1/30	3,125	3,868
5% 1/1/31	3,760	4,632
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/27 (c)	8,550	9,291
5% 1/1/28 (c)	15,855	17,229
5% 1/1/33 (c)	4,450	4,819
5% 1/1/34 (c)	2,150	2,326
Series 2016 A, 5% 1/1/28 (c)	1,655	1,911
Series 2016 B:
4% 1/1/35	1,305	1,452
5% 1/1/36	1,655	1,924
5% 1/1/37	2,235	2,594
5% 1/1/46	5,865	6,794
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 D, 5% 1/1/27	2,650	2,772
Series 2015 A:
5% 1/1/31 (c)	5,000	5,583
5% 1/1/32 (c)	10,100	11,275
Series 2015 C:
5% 1/1/24 (c)	1,190	1,294
5% 1/1/46 (c)	1,985	2,210
Series 2016 B, 5% 1/1/34	5,050	5,868
Series 2016 C:
5% 1/1/33	2,255	2,621
5% 1/1/34	2,610	3,033
Series 2016 G:
5% 1/1/37 (c)	1,655	1,950
5% 1/1/42 (c)	1,655	1,944
5.25% 1/1/29 (c)	290	348
5.25% 1/1/31 (c)	330	394
Series 2017 A, 5% 1/1/31	2,925	3,500
Series 2017 B:
5% 1/1/35	1,740	2,079
5% 1/1/37	7,080	8,434
Series 2017 C:
5% 1/1/30	495	593
5% 1/1/31	495	592
5% 1/1/32	540	646
Series 2017 D:
5% 1/1/28 (c)	2,475	2,942
5% 1/1/29 (c)	2,070	2,458
5% 1/1/32 (c)	2,235	2,645
5% 1/1/34 (c)	3,360	3,977
5% 1/1/35 (c)	2,485	2,937
5% 1/1/36 (c)	3,090	3,646
5% 1/1/37 (c)	1,655	1,950
Series 2018 A:
5% 1/1/48 (c)	2,215	2,656
5% 1/1/53 (c)	3,790	4,526
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (c)	2,185	2,585
5% 7/1/48 (c)	9,030	10,634
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	14,900	16,701
Series 2017, 5% 12/1/46	3,395	4,014
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/24	255	282
5% 6/1/25	255	292
5% 6/1/26	205	243
Cook County Gen. Oblig. Series 2016 A:
5% 11/15/26	4,420	5,320
5% 11/15/27	2,320	2,780
5% 11/15/28	3,020	3,601
5% 11/15/29	3,760	4,477
5% 11/15/30	4,140	4,922
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	1,090	1,298
5% 8/1/30	760	901
5% 8/1/32	1,015	1,197
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	830	938
5% 10/1/29	830	983
5% 10/1/30	830	982
5% 10/1/35	1,655	1,951
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	25,725	29,423
5% 5/15/43	34,525	42,044
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	950	1,061
4% 2/15/33	225	257
5% 2/15/26	2,525	2,975
5% 2/15/29	5,110	6,157
5% 2/15/36	1,535	1,836
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	830	959
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	415	471
Series 2013:
5% 11/15/24	415	431
5% 11/15/27	85	88
5% 11/15/28	2,380	2,470
5% 11/15/29	1,160	1,204
Series 2015 A:
5% 11/15/35	1,985	2,284
5% 11/15/45	2,670	3,061
Series 2015 B, 5% 11/15/27	2,615	2,987
Series 2015 C:
4.125% 8/15/37	735	802
5% 8/15/35	6,175	7,048
5% 8/15/44	30,175	34,338
Series 2016 A:
5% 8/15/25 (Escrowed to Maturity)	1,970	2,280
5% 7/1/28	1,020	1,208
5% 2/15/29	4,255	4,963
5% 2/15/30	4,490	5,216
5% 7/1/30	590	693
5% 2/15/31	3,620	4,195
5% 7/1/31	1,040	1,221
5% 2/15/32	3,520	4,073
5% 7/1/33	540	634
5% 7/1/34	4,140	4,857
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	420	502
5% 7/1/36	2,140	2,511
5% 8/15/36 (Pre-Refunded to 8/15/26 @ 100)	1,685	2,014
5.25% 8/15/31 (Pre-Refunded to 8/15/26 @ 100)	495	597
Series 2016 B:
5% 8/15/31	6,095	7,325
5% 8/15/32	5,000	6,003
5% 8/15/34	6,220	7,461
5% 8/15/36	8,680	10,394
Series 2016 C:
3.75% 2/15/34	1,215	1,361
4% 2/15/36	5,160	5,848
4% 2/15/41	14,125	15,911
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	655	759
5% 2/15/24	555	609
5% 2/15/30	6,425	7,732
5% 2/15/31	12,595	15,138
5% 2/15/32	3,660	4,395
5% 2/15/34	2,920	3,502
5% 2/15/41	5,720	6,821
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	30	35
5% 5/15/29	1,040	1,215
5% 12/1/29	1,420	1,681
5% 5/15/30	2,200	2,560
5% 12/1/46	3,865	4,501
Series 2017 A:
5% 1/1/36	1,860	2,186
5% 8/1/42	730	848
Series 2017:
5% 1/1/29	2,775	3,340
5% 7/1/34	4,640	5,550
5% 7/1/35	3,900	4,660
Series 2018 A:
4.25% 1/1/44	2,465	2,816
5% 1/1/44	14,900	17,764
Series 2019:
4% 9/1/37	600	683
4% 9/1/41	1,000	1,126
5% 9/1/36	1,000	1,227
Illinois Gen. Oblig.:
Series 2012 A, 4% 1/1/23	2,090	2,096
Series 2012:
5% 3/1/23	4,265	4,296
5% 8/1/23	3,810	4,081
Series 2013:
5.5% 7/1/24	830	893
5.5% 7/1/25	4,315	4,643
Series 2014:
5% 2/1/22	880	883
5% 2/1/23	3,665	3,846
5% 2/1/25	3,005	3,275
5% 2/1/26	2,270	2,474
5% 4/1/28	1,895	2,075
5% 5/1/28	1,780	1,954
5.25% 2/1/31	360	394
Series 2016:
5% 2/1/23	1,500	1,574
5% 2/1/24	8,285	9,043
5% 6/1/25	7,295	8,333
5% 11/1/25	2,485	2,872
5% 6/1/26	995	1,169
5% 2/1/27	5,585	6,665
Series 2017 D, 5% 11/1/25	21,945	25,362
Series 2018 A, 5% 10/1/28	230	283
Series 2019 B:
5% 9/1/22	3,915	4,036
5% 9/1/23	3,990	4,288
5% 9/1/24	3,990	4,448
Series 2020, 5.75% 5/1/45	3,865	4,951
Series 2021 A:
5% 3/1/32	2,750	3,533
5% 3/1/33	1,500	1,921
5% 3/1/34	2,220	2,835
5% 3/1/35	5,450	6,940
5% 3/1/36	4,500	5,715
5% 3/1/37	5,500	6,969
5% 3/1/46	7,635	9,480
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	6,126	6,539
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/31	3,370	3,877
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A, 5% 1/1/37	3,020	3,442
Series 2016 A:
5% 12/1/31	5,825	6,773
5% 12/1/32	8,525	9,901
Series 2019 A, 5% 1/1/44	1,260	1,563
Series A:
5% 1/1/36	1,000	1,296
5% 1/1/38	350	451
5% 1/1/40	2,390	3,064
5% 1/1/45	20,100	25,489
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	5,795	6,725
5% 2/1/35	4,140	4,797
5% 2/1/36	7,120	8,237
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	4,220	4,147
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,215	5,154
Series 2010 B1:
0% 6/15/43 (FSA Insured)	41,985	24,523
0% 6/15/45 (FSA Insured)	25,250	13,834
0% 6/15/47 (FSA Insured)	3,000	1,550
Series 2012 B, 0% 12/15/51	10,845	4,460
Series A:
0% 6/15/22 (Escrowed to Maturity)	1,045	1,043
0% 12/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,560	2,480
Series 1996 A, 0% 6/15/24	2,535	2,474
Series 1998 A:
5.5% 12/15/23	5	5
5.5% 12/15/23 (Escrowed to Maturity)	5	5
Series 2017 B:
5% 12/15/25	830	962
5% 12/15/26	2,755	3,284
5% 12/15/27	295	360
5% 12/15/31	560	671
5% 12/15/34	330	393
Series 2022 A:
4% 12/15/42 (e)	7,330	8,427
4% 12/15/47 (e)	560	638
4% 6/15/52 (e)	2,000	2,269
Northern Illinois Univ. Revs. Series 2020 B:
5% 4/1/26 (Build America Mutual Assurance Insured)	1,400	1,634
5% 4/1/28 (Build America Mutual Assurance Insured)	1,300	1,593
5% 4/1/30 (Build America Mutual Assurance Insured)	1,000	1,275
5% 4/1/32 (Build America Mutual Assurance Insured)	1,295	1,639
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	4,140	4,856
5% 6/1/28	2,275	2,655
Univ. of Illinois Rev.:
Series 2013:
6% 10/1/42	4,555	4,950
6.25% 10/1/38	4,495	4,910
Series 2018 A, 5% 4/1/30	3,425	4,229
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	5,095	4,856
Will County Illinois Series 2016:
5% 11/15/31 (Pre-Refunded to 11/15/25 @ 100)	1,340	1,568
5% 11/15/32 (Pre-Refunded to 11/15/25 @ 100)	1,020	1,194
5% 11/15/33 (Pre-Refunded to 11/15/25 @ 100)	1,240	1,451
5% 11/15/34 (Pre-Refunded to 11/15/25 @ 100)	1,240	1,451

TOTAL ILLINOIS		954,364

Indiana - 1.2%
Indiana Fin. Auth. Rev.:
Series 2015 A, 5.25% 2/1/32	5,845	6,772
Series 2016:
5% 9/1/23	375	404
5% 9/1/24	560	628
5% 9/1/26	1,075	1,288
5% 9/1/27	540	640
5% 9/1/28	2,535	2,990
5% 9/1/29	1,240	1,460
5% 9/1/30	1,160	1,363
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A, 5% 10/1/26	2,105	2,178
Series 2015 A, 5% 10/1/30	3,990	4,479
Indiana Hsg. & Cmnty. Dev. Auth. (Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (d)	2,045	2,131
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2019 I, 5% 1/1/44	5,100	6,365
Series 2016:
4% 1/1/32 (c)	830	929
4% 1/1/33 (c)	830	929
4% 1/1/34 (c)	1,010	1,129
4% 1/1/35 (c)	2,300	2,566
5% 1/1/26 (c)	875	1,018
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	995	1,234
5% 7/1/35	1,960	2,427
5% 7/1/36	2,130	2,633
5% 7/1/37	1,970	2,431
5% 7/1/38	2,345	2,885
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/38	260	293
4% 4/1/46	6,035	6,714
5% 4/1/43	460	554
Series 2020:
4% 4/1/38	1,510	1,704
5% 4/1/32	1,805	2,224

TOTAL INDIANA		60,368

Iowa - 0.2%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,145	1,302
5% 5/15/48	1,300	1,471
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B:
5% 12/1/26 (c)	1,850	2,185
5% 12/1/27 (c)	1,965	2,373
Tobacco Settlement Auth. Tobacco Settlement Rev. Series 2021 B1, 4% 6/1/49	4,045	4,650

TOTAL IOWA		11,981

Kansas - 0.2%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/40	3,740	4,291
5% 9/1/45	5,630	6,428

TOTAL KANSAS		10,719

Kentucky - 1.2%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/22	600	600
5% 1/1/23	350	367
5% 1/1/28	1,310	1,527
5% 1/1/31	1,240	1,444
5% 1/1/32	1,240	1,442
Kentucky Econ. Dev. Fin. Auth.:
Series 2019 A1:
5% 8/1/35	1,000	1,254
5% 8/1/44	1,000	1,228
Series 2019 A2, 5% 8/1/44	2,995	3,678
Kentucky State Property & Buildings Commission Rev. (Proj. No. 119) Series 2018:
5% 5/1/26	830	983
5% 5/1/27	2,435	2,962
5% 5/1/29	4,510	5,577
5% 5/1/32	1,185	1,462
5% 5/1/33	915	1,132
5% 5/1/34	1,045	1,292
5% 5/1/35	615	755
5% 5/1/36	520	638
Kentucky, Inc. Pub. Energy Bonds Series A, 4%, tender 6/1/26 (a)	10,000	11,303
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (a)	1,695	2,029
Series 2020 D, 5%, tender 10/1/29 (a)	2,030	2,594
Series 2013 A:
5.5% 10/1/33	2,815	3,050
5.75% 10/1/38	7,255	7,886
Series 2020 A:
5% 10/1/37	2,405	3,013
5% 10/1/38	2,300	2,877

TOTAL KENTUCKY		59,093

Louisiana - 1.2%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,950	2,310
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	1,240	1,401
5% 12/15/25	2,585	3,021
5% 12/15/26	1,045	1,259
5% 12/15/28	1,655	1,979
5% 12/15/29	1,175	1,401
5% 12/15/30	2,320	2,764
Series 2018 E:
5% 7/1/37	1,615	1,991
5% 7/1/38	1,260	1,551
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/27 (c)	1,160	1,305
5% 1/1/29 (c)	4,295	4,821
5% 1/1/30 (c)	5,795	6,489
5% 1/1/31 (c)	2,070	2,312
5% 1/1/40 (c)	16,980	18,935
Series 2017 B:
5% 1/1/27 (c)	330	394
5% 1/1/28 (c)	205	244
5% 1/1/32 (c)	330	391
5% 1/1/33 (c)	580	687
5% 1/1/34 (c)	180	213
5% 1/1/35 (c)	330	390
Series 2017 D2:
5% 1/1/27 (c)	415	496
5% 1/1/28 (c)	595	708
5% 1/1/31 (c)	530	626
5% 1/1/33 (c)	850	1,007
5% 1/1/34 (c)	1,020	1,207
5% 1/1/36 (c)	775	916
5% 1/1/37 (c)	1,275	1,506

TOTAL LOUISIANA		60,324

Maine - 1.0%
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2016 A:
4% 7/1/41	1,935	2,126
4% 7/1/46	3,180	3,475
5% 7/1/41	8,620	9,915
5% 7/1/46	22,975	26,284
Series 2017 B:
4% 7/1/25	375	418
4% 7/1/31	580	658
4% 7/1/32	415	470
4% 7/1/34	835	943
5% 7/1/26	270	320
5% 7/1/28	420	507
5% 7/1/29	330	397
5% 7/1/33	830	993
5% 7/1/35	630	752
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	870	999
5% 7/1/36	2,150	2,459
5% 7/1/38	555	633

TOTAL MAINE		51,349

Maryland - 1.5%
City of Westminster Series 2016:
5% 11/1/27	2,150	2,553
5% 11/1/28	2,275	2,688
5% 11/1/29	2,410	2,836
5% 11/1/30	2,555	2,995
Harford County Gen. Oblig.:
Series 2020 A:
5% 10/1/27	2,000	2,482
5% 10/1/29	2,000	2,605
Series 2020 B:
5% 7/1/28	3,465	4,382
5% 7/1/29	3,385	4,385
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2019 B, 4% 9/1/49	2,815	3,074
Maryland Dept. of Trans. Consolidated Trans. Rev.:
Series 2022 A:
5% 12/1/22 (e)	1,000	1,035
5% 12/1/25 (e)	1,000	1,161
5% 12/1/27 (e)	1,000	1,224
Series 2022 B:
5% 12/1/24 (e)	1,160	1,258
5% 12/1/26 (e)	1,755	2,027
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	1,035	1,261
5% 6/1/35	1,655	1,993
Maryland Gen. Oblig. Series 2021 2A, 5% 8/1/29	12,635	16,396
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	2,645	3,190
Series 2015, 5% 7/1/24	625	695
Series 2016 A:
4% 7/1/42	1,430	1,562
5% 7/1/35	575	670
Maryland Trans. Auth. Trans. Facility Projs. Rev.:
Series 2020:
4% 7/1/45	5,010	5,916
4% 7/1/50	2,920	3,432
Series 2021 A, 5% 7/1/51	4,000	5,193
Washington Metropolitan Area Transit Auth. Series 2021 A:
5% 7/15/41	1,250	1,644
5% 7/15/46	2,000	2,593

TOTAL MARYLAND		79,250

Massachusetts - 4.9%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021 A1:
5% 7/1/32	3,210	4,313
5% 7/1/33	2,500	3,344
5% 7/1/34	1,260	1,680
5% 7/1/35	3,180	4,231
Massachusetts Commonwealth Trans. Fund Rev. Series 2021 A, 5% 6/1/51	6,025	7,615
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,360	1,590
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	3,210	3,954
5% 7/1/34	3,500	4,299
Series 2017, 4% 7/1/41	8,280	9,464
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	830	929
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	830	982
5% 10/1/28	875	1,033
5% 10/1/29	920	1,082
5% 10/1/31	1,015	1,187
5% 10/1/32	1,065	1,243
Series 2016 I, 5% 7/1/41	1,925	2,230
Series 2016:
5% 10/1/29	830	988
5% 10/1/30	1,240	1,477
5% 7/1/31	1,385	1,618
5% 10/1/31	1,340	1,595
5% 10/1/43	8,995	10,411
Series 2017:
5% 7/1/34	1,325	1,566
5% 7/1/35	1,000	1,180
Series 2019, 5% 9/1/59	16,180	19,817
Series 2020 A:
4% 7/1/45	12,200	13,981
5% 10/15/27	5,000	6,207
5% 10/15/28	20,500	26,146
5% 10/15/29	10,500	13,714
Series BB1, 5% 10/1/46	345	412
Series M:
4% 10/1/50	12,425	14,176
5% 10/1/45	9,360	11,515
Massachusetts Edl. Fing. Auth. Rev. Series 2019 B:
5% 7/1/27 (c)	1,000	1,189
5% 7/1/28 (c)	1,915	2,325
Massachusetts Gen. Oblig.:
Series 2017 A, 5% 4/1/36	1,750	2,126
Series 2019 C, 5% 5/1/49	4,175	5,226
Series E:
5% 11/1/45	4,450	5,706
5% 11/1/50	15,180	19,358
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	300	301
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	1,740	2,061
5% 7/1/34	895	1,060
5% 7/1/38	1,300	1,540
Series 2016 B, 5% 7/1/43 (c)	7,110	8,324
Series 2021 E:
5% 7/1/38 (c)	2,875	3,724
5% 7/1/39 (c)	4,480	5,791
5% 7/1/40 (c)	2,835	3,659
5% 7/1/51 (c)	10,000	12,681

TOTAL MASSACHUSETTS		249,050

Michigan - 2.4%
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/32 (FSA Insured)	1,000	1,101
Series A, 5% 7/1/34 (FSA Insured)	1,000	1,100
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/50	2,600	3,167
Flint Hosp. Bldg. Auth. Rev. Series 2020, 5% 7/1/38	1,515	1,883
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	2,030	2,468
5% 7/1/48	8,725	10,546
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	1,945	2,300
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	10	12
Michigan Bldg. Auth. Rev. Series 2015 I:
5% 4/15/30	3,960	4,589
5% 4/15/30 (Pre-Refunded to 10/15/25 @ 100)	180	210
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	2,570	3,142
(Trinity Health Proj.) Series 2017, 5% 12/1/42	2,140	2,612
Series 2012, 5% 11/15/42	8,595	8,917
Series 2016, 5% 11/15/41	1,560	1,838
Series 2019 A, 5% 11/15/48	2,105	2,605
Series 2020 A, 4% 6/1/49	2,545	2,906
Series MI, 5.5% 12/1/27	3,930	4,567
Michigan Hosp. Fin. Auth. Rev. Series 2008 C:
5% 12/1/32	1,110	1,365
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	130	161
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	2,135	2,325
Oakland Univ. Rev. Series 2019:
5% 3/1/44	8,540	10,535
5% 3/1/50	13,450	16,544
Portage Pub. Schools Series 2016:
5% 11/1/30	2,365	2,789
5% 11/1/31	2,090	2,463
5% 11/1/36	205	240
Wayne County Arpt. Auth. Rev.:
Series 2015 F, 5% 12/1/27 (c)	5,790	6,720
Series 2015 G, 5% 12/1/28 (c)	4,555	5,275
Series 2017 A:
4% 12/1/33 (FSA Insured)	1,230	1,410
4% 12/1/34 (FSA Insured)	1,020	1,168
4% 12/1/35 (FSA Insured)	995	1,135
4% 12/1/36 (FSA Insured)	1,035	1,180
5% 12/1/31	310	377
5% 12/1/32	315	383
5% 12/1/34	580	710
5% 12/1/35	540	661
5% 12/1/37	355	432
Series 2017 B:
5% 12/1/29 (c)	495	601
5% 12/1/30 (c)	580	702
5% 12/1/31 (c)	660	798
5% 12/1/32 (c)	420	511
5% 12/1/32 (c)	540	656
5% 12/1/34 (c)	495	600
5% 12/1/35 (c)	540	655
5% 12/1/37 (c)	705	851
5% 12/1/42 (c)	830	999
Series 2018 D, 5% 12/1/29 (c)	3,645	4,531

TOTAL MICHIGAN		120,740

Minnesota - 0.4%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/48	6,000	7,106
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	2,345	2,662
Series 2017, 5% 5/1/25	660	753
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	615	754
5% 10/1/45	1,370	1,634
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	990	1,085
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (a)(d)	3,770	4,042

TOTAL MINNESOTA		18,036

Missouri - 0.9%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	580	681
5% 3/1/31	620	726
5% 3/1/36	1,240	1,442
Kansas City Spl. Oblig. (Downtown Streetcar Proj.) Series 2014 A:
5% 9/1/26	980	983
5% 9/1/27	405	406
5% 9/1/28	830	833
5% 9/1/29	830	833
5% 9/1/30	1,150	1,154
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/42	1,200	1,453
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
3.125% 2/1/27	830	893
3.25% 2/1/28	830	893
4% 2/1/40	660	723
5% 2/1/29	1,025	1,171
5% 2/1/31	2,150	2,439
5% 2/1/33	2,375	2,681
5% 2/1/36	2,235	2,506
Series 2019 A:
4% 10/1/48	2,850	3,248
5% 10/1/46	5,575	6,841
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	770	846
Saint Louis Arpt. Rev. Series 2019 C:
5% 7/1/33	2,390	3,004
5% 7/1/34	1,750	2,196
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2017, 5% 9/1/48	1,000	1,120
Series 2018 A:
5.125% 9/1/48	3,325	3,713
5.125% 9/1/49	2,665	2,975

TOTAL MISSOURI		43,760

Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (c)	655	685
Series 2019 B, 4% 6/1/50	415	462

TOTAL MONTANA		1,147

Nebraska - 0.4%
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017:
4% 7/1/34	830	949
5% 7/1/36	570	687
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	2,125	2,303
Series 2019 E, 3.75% 9/1/49 (c)	2,400	2,559
Series 2020 A, 3.5% 9/1/50	1,815	1,974
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	2,050	2,381
5% 1/1/40	935	1,083
Omaha Arpt. Auth. Arpt. Rev. Series 2017 A:
5% 12/15/23 (c)	620	674
5% 12/15/25 (c)	330	384
5% 12/15/26 (c)	1,190	1,426
5% 12/15/27 (c)	830	991
5% 12/15/30 (c)	1,240	1,478
5% 12/15/31 (c)	650	774
5% 12/15/33 (c)	660	785
5% 12/15/35 (c)	1,655	1,970
5% 12/15/36 (c)	420	500

TOTAL NEBRASKA		20,918

Nevada - 0.2%
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2016 B, 5% 6/1/36	3,750	4,420
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	1,235	1,351
Tahoe-Douglas Visitors Auth. Series 2020:
5% 7/1/40	1,000	1,168
5% 7/1/45	2,605	3,009

TOTAL NEVADA		9,948

New Hampshire - 1.8%
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	5,978	7,116
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	2,485	2,962
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	895	1,104
5% 8/1/29	855	1,049
5% 8/1/30	850	1,041
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 5% 7/1/29	3,275	4,041
Series 2017:
5% 7/1/30	2,125	2,618
5% 7/1/31	4,750	5,846
5% 7/1/32	3,185	3,917
5% 7/1/33	2,900	3,565
5% 7/1/34	4,415	5,424
5% 7/1/35	4,635	5,684
5% 7/1/36	4,870	5,960
5% 7/1/37	4,290	5,242
Series 2017, 5% 7/1/44	1,590	1,840
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	420	430
Series 2012:
4% 7/1/32	2,295	2,321
5% 7/1/24	830	848
5% 7/1/25	980	1,000
5% 7/1/27	415	423
Series 2016:
4% 10/1/38	2,010	2,220
5% 10/1/22	885	916
5% 10/1/24	1,755	1,963
5% 10/1/25	1,740	2,013
5% 10/1/29	5,525	6,515
5% 10/1/31	4,315	5,059
5% 10/1/33	3,355	3,925
5% 10/1/38	6,185	7,203

TOTAL NEW HAMPSHIRE		92,245

New Jersey - 5.0%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (FSA Insured)	860	1,008
5% 7/1/30 (FSA Insured)	2,105	2,455
5% 7/1/32 (FSA Insured)	1,035	1,202
5% 7/1/33 (FSA Insured)	1,075	1,246
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (d)	1,000	1,023
Series A, 5% 11/1/40	8,915	10,968
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	910	936
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	10,905	12,484
Series 2017 B, 5% 11/1/23	14,900	16,121
Series 2013 NN:
5% 3/1/26	4,125	4,339
5% 3/1/29	2,055	2,161
Series 2013, 5% 3/1/25	1,820	1,915
Series 2015 XX, 5.25% 6/15/27	14,075	16,227
Series 2016 AAA:
5.5% 6/15/31 (Pre-Refunded to 12/15/26 @ 100)	1,655	2,026
5.5% 6/15/32 (Pre-Refunded to 12/15/26 @ 100)	4,140	5,069
Series LLL, 5% 6/15/44	2,680	3,279
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	1,740	2,046
5% 7/1/32	1,985	2,333
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	3,275	3,972
4% 6/1/31	1,230	1,514
4% 6/1/32	830	1,036
5% 6/1/29	3,685	4,680
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/22	275	281
5% 7/1/23	970	1,034
5% 7/1/24	1,600	1,770
5% 7/1/25	1,660	1,900
5% 7/1/26	915	1,080
5% 7/1/26	275	325
5% 7/1/27	420	495
5% 7/1/27	620	741
5% 7/1/28	300	358
5% 7/1/29	580	681
5% 7/1/29	415	487
5% 7/1/30	690	808
5% 7/1/30	830	986
Series 2016:
4% 7/1/48	2,400	2,636
5% 7/1/41	2,865	3,306
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (c)	1,000	1,042
5% 12/1/23 (c)	1,675	1,817
5% 12/1/26 (c)	830	985
Series 2018 B:
5% 12/1/25 (c)	3,495	4,047
5% 12/1/26 (c)	1,035	1,229
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	21,525	26,417
Series 2010 A, 0% 12/15/27	9,485	8,684
Series 2014 AA, 5% 6/15/24	8,280	9,162
Series 2014 BB2:
5% 6/15/32	5,810	7,570
5% 6/15/33	1,635	2,123
5% 6/15/34	1,060	1,371
Series 2016 A:
5% 6/15/27	2,250	2,656
5% 6/15/28	9,150	10,750
5% 6/15/29	1,865	2,187
Series 2016 A-2, 5% 6/15/23	4,455	4,750
Series 2021 A, 5% 6/15/33	2,980	3,869
Series 2022 A:
4% 6/15/39 (e)	2,030	2,360
4% 6/15/40 (e)	2,410	2,795
4% 6/15/42 (e)	4,540	5,232
Series 2022 AA:
5% 6/15/32 (e)	8,500	11,160
5% 6/15/34 (e)	7,460	9,675
5% 6/15/36 (e)	2,215	2,841
5% 6/15/37 (e)	500	638
Series AA:
4% 6/15/35	1,500	1,762
4% 6/15/40	1,680	1,951
4% 6/15/45	6,895	7,915
5% 6/15/35	490	626
5% 6/15/39	3,000	3,780
5% 6/15/45	1,550	1,925
Series BB, 5% 6/15/50	1,885	2,259

TOTAL NEW JERSEY		258,506

New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	1,735	1,895
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	140	140
5% 5/15/34	275	312
5% 5/15/39	205	231
5% 5/15/44	215	241
5% 5/15/49	425	475
Series 2019 B1, 2.625% 5/15/25	230	230

TOTAL NEW MEXICO		3,524

New York - 5.7%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	1,035	1,187
4% 7/1/34	1,035	1,185
Series 2017:
5% 12/1/22 (d)	1,400	1,459
5% 12/1/23 (d)	1,200	1,301
5% 12/1/24 (d)	1,100	1,237
5% 12/1/25 (d)	1,200	1,395
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2012 A, 5% 9/1/42	245	252
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	26,320	27,972
New York City Gen. Oblig.:
Series 2015 C, 5% 8/1/27	580	659
Series 2016 C and D, 5% 8/1/28	2,175	2,552
Series 2016 E, 5% 8/1/28	3,645	4,353
Series 2022 A1, 5% 8/1/47	9,590	12,344
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series GG 1, 5% 6/15/48	3,500	4,442
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2015 S1, 5% 7/15/43	4,140	4,663
Series 2015 S2, 5% 7/15/35	1,465	1,688
New York City Transitional Fin. Auth. Rev. Series C1, 5% 5/1/29	3,720	4,779
New York Dorm. Auth. Sales Tax Rev. Series 2016 A, 5% 3/15/34	5,630	6,705
New York Metropolitan Trans. Auth. Rev.:
Series 2014 B, 5% 11/15/44	8,280	8,967
Series 2015 A1, 5% 11/15/45	6,170	6,854
Series 2020 D:
4% 11/15/46	39,325	44,839
4% 11/15/47	2,710	3,087
New York State Dorm. Auth. Series 2021 E:
4% 3/15/45	13,955	16,685
4% 3/15/47	9,700	11,568
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (c)	885	952
New York State Urban Dev. Corp.:
Series 2020 A, 5% 3/15/42	2,000	2,563
Series 2020 C, 5% 3/15/47	20,400	25,930
Series 2020 E:
4% 3/15/44	28,000	32,720
4% 3/15/45	22,500	26,214
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (c)	3,560	3,912
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	5,215	6,271
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	4,470	5,388
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/33 (FSA Insured)	1,200	1,411
5% 12/1/31 (FSA Insured)	1,500	1,904
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	830	986
Rockland County Gen. Oblig. Series 2014 A, 4% 3/1/24 (FSA Insured)	1,140	1,230
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (d)	750	771
5.375% 11/1/54 (d)	1,150	1,189
Triborough Bridge & Tunnel Auth. Series 2021 A1, 5% 5/15/51	4,815	6,195
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	4,140	4,755

TOTAL NEW YORK		292,564

New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey Series 194, 5.25% 10/15/55	3,915	4,552
North Carolina - 0.6%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A:
5% 6/1/44	4,000	5,048
5% 6/1/46	2,120	2,676
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	1,265	1,538
5% 7/1/33	1,040	1,265
5% 7/1/37	2,910	3,545
Series 2017 B:
5% 7/1/24 (c)	155	172
5% 7/1/25 (c)	85	97
5% 7/1/26 (c)	85	101
5% 7/1/27 (c)	160	194
5% 7/1/28 (c)	135	164
5% 7/1/29 (c)	195	235
5% 7/1/30 (c)	210	253
5% 7/1/31 (c)	395	475
5% 7/1/32 (c)	420	505
5% 7/1/33 (c)	440	529
5% 7/1/34 (c)	460	555
5% 7/1/35 (c)	315	379
5% 7/1/36 (c)	255	307
5% 7/1/37 (c)	300	361
5% 7/1/42 (c)	975	1,170
Series 2017 C, 4% 7/1/32	1,190	1,365
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	4,490	4,527
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	275	338
5% 10/1/42 (Pre-Refunded to 10/1/27 @ 100)	2,215	2,726
5% 10/1/47 (Pre-Refunded to 10/1/27 @ 100)	1,000	1,231
North Carolina Med. Care Commission Health Care Facilities Rev. Series 2021 A:
4% 3/1/41	1,050	1,149
4% 3/1/51	2,075	2,247

TOTAL NORTH CAROLINA		33,152

Ohio - 2.3%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	7,285	8,596
Allen County Hosp. Facilities Rev. (Mercy Health) Series 2017 A:
5% 8/1/25	2,475	2,859
5% 8/1/26	1,645	1,960
5% 8/1/27	2,060	2,522
5% 8/1/28	2,060	2,547
5% 8/1/29	4,130	5,071
5% 8/1/30	3,520	4,301
American Muni. Pwr., Inc. Rev. Series 2012 B, 5% 2/15/42	1,615	1,624
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2:
5% 6/1/30	2,000	2,577
5% 6/1/32	1,665	2,122
5% 6/1/33	2,000	2,540
5% 6/1/34	420	532
Columbus City School District Series 2016 A, 5% 12/1/29	1,740	2,061
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	3,470	3,599
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019, 5% 12/1/44	470	535
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	4,700	5,793
5% 12/1/51	6,900	8,470
Franklin County Hosp. Facilities Rev. (Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	5,525	6,270
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/25	2,975	3,212
5% 12/1/26	555	599
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/29 (Pre-Refunded to 8/15/25 @ 100)	1,160	1,342
5% 8/15/30 (Pre-Refunded to 8/15/25 @ 100)	1,245	1,440
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	1,850	2,082
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/33	3,685	3,831
5% 2/15/44	4,415	4,572
5% 2/15/48	11,260	11,650
Ohio Gen. Oblig. Series 2019 A, 5% 3/1/28	4,315	5,404
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	975	1,109
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	590	653
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	2,150	1,276
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. Series 2019 A, 5% 6/1/29	2,615	3,352
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/29	1,815	2,116
5% 2/15/34	370	429
Series 2019, 5% 2/15/29	3,925	4,550
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	3,725	4,369
Wood County Hosp. Facilities Rev. (Wood County Hosp. Proj.) Series 2012:
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	210	219
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	280	292

TOTAL OHIO		116,476

Oklahoma - 0.2%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	1,050	1,216
5% 10/1/29	1,160	1,344
5% 10/1/36	830	960
5% 10/1/39	1,655	1,910
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/22	415	426
5% 8/15/23	215	230
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	1,915	2,245

TOTAL OKLAHOMA		8,331

Oregon - 0.2%
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	6,880	7,532
Port of Portland Arpt. Rev. Series 2020 27A, 5% 7/1/45 (c)	2,980	3,698

TOTAL OREGON		11,230

Pennsylvania - 8.4%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
4% 1/1/38 (c)	2,545	2,985
4% 1/1/39 (c)	3,075	3,600
4% 1/1/40 (c)	10,000	11,686
4% 1/1/41 (c)	10,000	11,659
5% 1/1/29 (c)	4,185	5,230
5% 1/1/30 (c)	4,000	5,096
5% 1/1/31 (c)	3,000	3,898
5% 1/1/32 (c)	4,000	5,172
5% 1/1/51 (c)	20,480	25,457
5% 1/1/56 (c)	12,420	15,346
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	1,500	1,438
4% 12/1/41	2,450	2,324
4.25% 12/1/50	2,730	2,586
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/32	495	628
5% 7/1/33	1,150	1,457
5% 7/1/40	3,100	3,874
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	830	1,010
5% 7/15/29	1,290	1,627
5% 7/15/32	830	1,036
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2018 A, 5% 11/15/23	1,075	1,166
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/23	415	443
5% 6/1/28	885	1,049
5% 6/1/29	970	1,149
Delaware County Auth. Rev. (Cabrini College) Series 2017, 5% 7/1/47	3,310	3,594
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	1,205	1,354
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	2,070	2,356
4% 7/15/35	2,135	2,423
4% 7/15/37	4,140	4,685
5% 7/15/25	330	377
5% 7/15/26	1,035	1,219
5% 7/15/27	1,745	2,110
5% 7/15/28	1,285	1,574
5% 7/15/29	1,385	1,687
5% 7/15/30	1,815	2,200
5% 7/15/31	1,240	1,499
5% 7/15/32	1,305	1,574
5% 7/15/34	1,405	1,690
5% 7/15/36	4,150	4,980
5% 7/15/38	4,990	5,972
5% 7/15/43	5,795	6,886
Series 2020, 4% 7/15/45	2,900	3,270
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2021, 5% 11/1/51	3,595	4,408
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	2,140	2,551
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	830	983
5% 7/1/27	830	978
5% 7/1/28	830	975
5% 7/1/34	3,045	3,549
5% 7/1/36	1,655	1,923
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	1,600	1,638
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/22	1,140	1,175
5% 10/1/23	325	348
5% 10/1/24	965	1,067
5% 10/1/25	865	957
5% 10/1/27	415	456
Series 2016 A:
5% 10/1/28	1,255	1,455
5% 10/1/29	2,150	2,480
5% 10/1/31	3,790	4,348
5% 10/1/36	6,790	7,748
5% 10/1/40	4,700	5,340
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.):
Series 2016 A, 5% 8/15/36	615	722
Series 2018 A, 4% 8/15/48	10,545	11,920
Series 2016 A, 5% 8/15/46	24,835	28,902
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	2,880	3,368
Series 2017:
5% 5/1/35	1,025	1,245
5% 5/1/37	1,295	1,570
5% 5/1/41	5,860	7,096
Series 2016:
5% 5/1/28	415	489
5% 5/1/32	1,040	1,220
5% 5/1/33	1,405	1,646
Series 2018 A, 5% 2/15/48	1,575	1,919
Pennsylvania Tpk. Commission Tpk. Rev. Series 2021 B, 5% 12/1/38	6,680	8,725
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	830	957
5% 7/1/26	830	987
5% 7/1/27	660	807
Series 2017 B:
5% 7/1/22	240	246
5% 7/1/23	415	444
5% 7/1/25 (c)	2,900	3,320
5% 7/1/26 (c)	2,485	2,928
5% 7/1/27 (c)	2,070	2,504
5% 7/1/28 (c)	2,485	2,992
5% 7/1/29 (c)	1,860	2,247
5% 7/1/32 (c)	2,485	2,983
5% 7/1/33 (c)	1,865	2,242
5% 7/1/34 (c)	3,310	3,973
5% 7/1/37 (c)	3,725	4,452
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	5,425	6,222
Philadelphia Gas Works Rev. Series 16 A, 4% 8/1/45 (FSA Insured)	2,685	3,131
Philadelphia School District:
Series 2016 D:
5% 9/1/26	7,600	9,076
5% 9/1/27	8,020	9,541
5% 9/1/28	6,705	7,967
Series 2016 F:
5% 9/1/28	11,600	13,783
5% 9/1/29	7,540	8,932
Series 2018 A:
5% 9/1/36	1,575	1,938
5% 9/1/37	910	1,117
5% 9/1/38	1,450	1,779
Series 2018 B, 5% 9/1/43	2,115	2,577
Series 2019 A:
4% 9/1/35	5,215	6,121
5% 9/1/33	2,480	3,156
5% 9/1/34	7,225	9,149
Series 2019 C, 5% 9/1/33	2,540	3,222
Series F:
5% 9/1/30	5,625	6,658
5% 9/1/30 (Pre-Refunded to 9/1/26 @ 100)	20	24
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A:
5% 10/1/35	4,190	5,254
5% 10/1/36	6,210	7,777
5% 10/1/48	6,000	7,379
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/39 (FSA Insured)	2,315	2,919
Series 2019 A, 5% 9/1/44 (FSA Insured)	775	969
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,055	1,207
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	4,605	5,335
5% 8/1/48	5,335	6,179

TOTAL PENNSYLVANIA		433,061

Rhode Island - 0.3%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	655	742
5% 9/1/36	5,810	6,558
Series 2016, 5% 5/15/39	5,215	5,906
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	1,455	1,586
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A:
3.5% 12/1/34 (c)	1,375	1,418
5% 12/1/25 (c)	1,000	1,155

TOTAL RHODE ISLAND		17,365

South Carolina - 3.2%
Charleston County Arpt. District Series 2019, 5% 7/1/43	2,085	2,595
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	2,275	2,602
5% 12/1/26	1,160	1,322
5% 12/1/28	4,690	5,314
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	2,105	2,341
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C:
5% 7/1/32	1,010	1,262
5% 7/1/33	4,200	5,241
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	910	1,058
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	33,515	36,600
Series 2014 A:
5% 12/1/49	11,210	12,346
5.5% 12/1/54	12,985	14,454
Series 2014 C, 5% 12/1/46	3,895	4,370
Series 2015 A, 5% 12/1/50	5,180	5,895
Series 2015 E, 5.25% 12/1/55	6,195	7,223
Series 2016 A:
5% 12/1/29	2,485	2,923
5% 12/1/38	250	293
Series 2016 B:
5% 12/1/31	910	1,086
5% 12/1/41	12,515	14,856
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	15,510	17,633
4% 4/15/48	10,815	12,275
5% 4/15/48	10,595	12,723

TOTAL SOUTH CAROLINA		164,412

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	540	654
Series 2017:
5% 7/1/26	250	297
5% 7/1/28	250	304
5% 7/1/29	470	570

TOTAL SOUTH DAKOTA		1,825

Tennessee - 0.5%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1:
4% 8/1/44	2,200	2,526
5% 8/1/31	1,000	1,267
5% 8/1/33	1,250	1,574
Series 2019 A2, 5% 8/1/35	765	959
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	815	871
5% 7/1/24	1,225	1,308
5% 7/1/25	1,225	1,307
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (c)	1,755	1,952
Series 2019 B, 5% 7/1/54 (c)	9,580	11,798

TOTAL TENNESSEE		23,562

Texas - 6.3%
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (c)	830	930
5% 11/15/27 (c)	1,035	1,159
5% 11/15/28 (c)	1,240	1,388
5% 11/15/39 (c)	9,440	10,527
5% 11/15/44 (c)	23,065	25,720
Series 2017 B:
5% 11/15/28 (c)	830	987
5% 11/15/30 (c)	1,275	1,517
5% 11/15/32 (c)	1,005	1,193
5% 11/15/35 (c)	1,035	1,229
5% 11/15/36 (c)	1,385	1,643
5% 11/15/37 (c)	1,165	1,380
5% 11/15/41 (c)	4,725	5,572
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	2,400	2,399
Central Reg'l. Mobility Auth. Series 2015 A:
5% 1/1/28	1,075	1,225
5% 1/1/30 (Pre-Refunded to 7/1/25 @ 100)	1,365	1,576
5% 1/1/31 (Pre-Refunded to 7/1/25 @ 100)	395	456
5% 1/1/32 (Pre-Refunded to 7/1/25 @ 100)	830	958
5% 1/1/45 (Pre-Refunded to 7/1/25 @ 100)	5,795	6,689
Collin County Cmnty. College District Series 2020 A, 5% 8/15/28	4,250	5,379
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33 (Pre-Refunded to 12/1/25 @ 100)	2,150	2,520
Dallas Wtrwks. & Swr. Sys. Rev. Series 2020 C:
4% 10/1/35	1,000	1,221
4% 10/1/39	5,000	6,046
4% 10/1/40	2,000	2,412
Fort Bend Independent School District Series 2020, 5% 8/15/28	3,000	3,790
Grand Parkway Trans. Corp.:
Series 2018 A, 5% 10/1/38	2,655	3,294
Series 2020 C, 4% 10/1/49	3,100	3,593
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	1,115	1,281
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,485	2,435
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,861
Houston Arpt. Sys. Rev.:
Series 2018 A, 5% 7/1/41 (c)	1,000	1,213
Series 2018 C:
5% 7/1/29 (c)	1,655	2,049
5% 7/1/30 (c)	1,765	2,180
5% 7/1/31 (c)	1,240	1,526
5% 7/1/32 (c)	1,450	1,786
Houston Gen. Oblig. Series 2017 A:
5% 3/1/29	3,150	3,798
5% 3/1/31	3,835	4,605
5% 3/1/32	1,635	1,961
Houston Util. Sys. Rev. Series 2020 C:
5% 11/15/33	2,000	2,641
5% 11/15/34	2,500	3,293
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	390	453
5% 10/15/30	1,570	1,818
5% 10/15/32	830	961
5% 10/15/36	545	631
5% 10/15/37	930	1,076
5% 10/15/38	1,325	1,534
5% 10/15/44	1,310	1,517
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (c)	830	960
5% 11/1/27 (c)	1,780	2,056
5% 11/1/28 (c)	2,755	3,179
5% 11/1/29 (c)	1,655	1,908
5% 11/1/32 (c)	3,055	3,515
Series 2017:
5% 11/1/23 (c)	910	986
5% 11/1/24 (c)	830	931
5% 11/1/25 (c)	830	960
5% 11/1/26 (c)	830	989
5% 11/1/27 (c)	830	986
5% 11/1/28 (c)	1,450	1,718
5% 11/1/29 (c)	1,035	1,226
5% 11/1/30 (c)	830	983
5% 11/1/31 (c)	1,840	2,178
5% 11/1/32 (c)	2,135	2,526
5% 11/1/33 (c)	830	981
5% 11/1/34 (c)	830	984
5% 11/1/36 (c)	830	983
Lower Colorado River Auth. Rev. Series 2015 D:
5% 5/15/28	1,820	2,082
5% 5/15/30	4,140	4,735
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	625	766
5% 8/15/29	1,655	2,019
5% 8/15/47	1,890	2,269
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	595	694
5% 4/1/30	2,825	3,272
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	830	964
5% 1/1/33	975	1,169
5% 1/1/34	1,240	1,486
5% 1/1/34	2,485	3,489
5% 1/1/35	1,820	2,179
5% 1/1/36	4,965	5,941
5% 1/1/37	6,625	7,925
5% 1/1/38	2,690	2,813
(Sub Lien Proj.) Series 2017 B:
5% 1/1/26	740	774
5% 1/1/30	350	406
5% 1/1/31	495	574
Series 2008 I, 6.2% 1/1/42 (Pre-Refunded to 1/1/25 @ 100)	6,870	8,044
Series 2014 A, 5% 1/1/25	4,965	5,414
Series 2015 A, 5% 1/1/32	2,775	3,121
Series 2015 B, 5% 1/1/40	8,280	8,654
Series 2016 A, 5% 1/1/36	1,035	1,202
San Antonio Independent School District Series 2016, 5% 8/15/31	3,590	4,267
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	375	458
5% 10/1/30	580	707
5% 10/1/31	520	633
5% 10/1/39	1,030	1,253
5% 10/1/40	830	1,009
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A:
4% 2/15/35	4,140	4,656
5% 2/15/25	710	808
Series 2018 B, 5% 7/1/43	1,500	1,837
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	4,467	4,888
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	4,285	4,776
Series A, 3.5% 3/1/51	3,720	4,098
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 6.75% 6/30/43 (c)	12,420	13,685
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/29	3,530	4,267
5% 3/15/31	2,690	3,237
Texas Wtr. Dev. Board Rev. Series 2020:
5% 8/1/27	2,400	2,957
5% 8/1/28	4,600	5,810
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/32	5,115	5,990
5% 2/15/33	3,310	3,873
5% 2/15/34	4,140	4,843
5% 2/15/36	2,485	2,900
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	1,740	2,106
Univ. of Texas Board of Regents Sys. Rev.:
Series 2019 A, 5% 8/15/29	1,850	2,398
Series 2020 C, 5% 8/15/31	2,500	3,388
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	1,685	2,006
Weatherford Independent School District Series 2002, 0% 2/15/33	5,785	4,877

TOTAL TEXAS		325,190

Utah - 1.4%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/24 (c)	1,450	1,606
5% 7/1/25 (c)	1,655	1,898
5% 7/1/27 (c)	3,500	4,238
5% 7/1/29 (c)	3,090	3,723
5% 7/1/30 (c)	2,275	2,729
5% 7/1/31 (c)	4,345	5,207
5% 7/1/33 (c)	3,310	3,967
5% 7/1/35 (c)	3,310	3,965
5% 7/1/36 (c)	4,470	5,355
5% 7/1/37 (c)	3,520	4,219
Series 2018 A:
5% 7/1/31 (c)	2,000	2,441
5% 7/1/32 (c)	4,310	5,259
5% 7/1/33 (c)	1,420	1,733
5.25% 7/1/48 (c)	5,655	6,910
Utah County Hosp. Rev. Series 2020 A:
5% 5/15/43	5,500	6,967
5% 5/15/50	9,000	11,284
Utah Gen. Oblig. Series 2020 B, 5% 7/1/28	1,995	2,525

TOTAL UTAH		74,026

Vermont - 0.7%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	3,810	4,272
5% 10/15/46	4,720	5,262
(Middlebury College Proj.) Series 2020, 5% 11/1/49	18,500	23,224
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2019 A, 5% 6/15/28 (c)	1,430	1,725

TOTAL VERMONT		34,483

Virginia - 0.5%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	3,860	4,281
5% 6/15/30	1,035	1,138
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	525	562
Series 2016:
4% 6/15/37	595	657
5% 6/15/27	1,240	1,465
5% 6/15/30	540	631
5% 6/15/33	350	407
5% 6/15/34	665	772
5% 6/15/35	1,820	2,111
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A:
5% 1/1/35 (Pre-Refunded to 1/1/25 @ 100)	830	942
5% 1/1/40 (Pre-Refunded to 1/1/25 @ 100)	1,865	2,117
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	725	895
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012:
5% 7/1/34 (c)	4,965	5,000
5% 1/1/40 (c)	995	998
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	2,070	2,384
5% 1/1/34	1,240	1,427
5% 1/1/35	1,240	1,426
5% 1/1/44	830	955

TOTAL VIRGINIA		28,168

Washington - 2.1%
Port of Seattle Rev.:
Series 2016 B:
5% 10/1/28 (c)	2,900	3,397
5% 10/1/30 (c)	1,655	1,930
Series 2019 A, 4% 4/1/44 (c)	2,525	2,858
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/22 (c)	830	846
5% 6/1/24 (c)	1,290	1,368
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	2,790	3,156
5% 2/1/34	3,450	3,900
Series 2021 A, 5% 8/1/43	2,300	2,955
Series 2021 C, 5% 2/1/44	15,270	19,788
Series 2021 E:
5% 2/1/46	6,820	8,805
5% 6/1/46	10,000	13,010
Series R-2017 A, 5% 8/1/30	1,685	2,010
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	675	776
5% 7/1/27	1,285	1,569
5% 7/1/28	1,570	1,944
5% 7/1/29	615	757
5% 7/1/30	735	901
5% 7/1/31	870	1,063
5% 7/1/32	1,655	2,018
5% 7/1/33	2,345	2,856
5% 7/1/34	540	657
5% 7/1/42	4,685	5,633
Series 2015:
5% 1/1/25	1,655	1,867
5% 1/1/27	1,910	2,181
Series 2019 A1, 5% 8/1/38	1,000	1,244
Series 2019 A2, 5% 8/1/33	2,000	2,519
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/27	1,770	2,085
5% 10/1/28	1,825	2,145
5% 10/1/35	1,880	2,176
5% 10/1/36	2,845	3,290
5% 10/1/40	2,795	3,218
Series 2019, 4% 10/1/49	3,515	3,896
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (d)	100	106
5% 7/1/33 (d)	125	135
5% 7/1/38 (d)	100	108
5% 7/1/48 (d)	400	428

TOTAL WASHINGTON		107,595

West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
5% 1/1/31	1,355	1,669
5% 1/1/32	1,120	1,376

TOTAL WEST VIRGINIA		3,045

Wisconsin - 1.4%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A:
5% 1/1/35	1,210	1,524
5% 1/1/40	540	672
Milwaukee County Arpt. Rev. Series 2019 B, 5% 12/1/23 (c)	2,960	3,211
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (d)	700	761
5% 5/15/28 (d)	1,095	1,195
5.25% 5/15/37 (d)	335	366
5.25% 5/15/42 (d)	415	452
5.25% 5/15/47 (d)	410	447
5.25% 5/15/52 (d)	775	845
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	7,550	9,183
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	735	808
5% 10/1/48 (d)	930	1,019
5% 10/1/53 (d)	2,330	2,548
Roseman Univ. of Health:
(Roseman Univ. of Health Sciences Proj.) Series 2020, 5% 4/1/40 (d)	750	893
Series 2020, 5% 4/1/50 (d)	520	611
Series 2021 A, 4.5% 6/1/56 (d)	14,095	14,377
Series 2021 B, 6.5% 6/1/56 (d)	4,180	4,286
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	4,140	4,858
Series 2014:
4% 5/1/33	2,920	3,079
5% 5/1/22	660	670
Series 2016 A:
5% 2/15/28	1,965	2,277
5% 2/15/29	2,550	2,943
5% 2/15/30	2,805	3,225
Series 2017 A:
5% 9/1/31 (Pre-Refunded to 9/1/27 @ 100)	830	1,016
5% 9/1/33 (Pre-Refunded to 9/1/27 @ 100)	1,425	1,744
5% 9/1/35 (Pre-Refunded to 9/1/27 @ 100)	1,575	1,927
Series 2019 A:
2.25% 11/1/26	1,270	1,274
5% 11/1/46	540	601
Series 2019 B1, 2.825% 11/1/28	1,435	1,435
Series 2019 B2, 2.55% 11/1/27	920	923
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012:
4% 10/1/23	2,070	2,125
5% 6/1/27	1,840	1,855

TOTAL WISCONSIN		73,150

TOTAL MUNICIPAL BONDS
(Cost $4,690,767)		5,058,659
	Shares	Value (000s)

Money Market Funds - 1.7%
Fidelity Municipal Cash Central Fund 0.11% (g)(h)
(Cost $88,007)	87,990,723	88,008
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $4,778,774)		5,146,667
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(21,714)
NET ASSETS - 100%		$5,124,953

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $76,183,000 or 1.5% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$22,047	$753,596	$687,639	$47	$3	$1	$88,008	6.4%
Total	$22,047	$753,596	$687,639	$47	$3	$1	$88,008

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$5,058,659	$--	$5,058,659	$--
Money Market Funds	88,008	88,008	--	--
Total Investments in Securities:	$5,146,667	$88,008	$5,058,659	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Transportation	24.4%
Health Care	23.6%
General Obligations	23.1%
Education	9.2%
Special Tax	6.5%
Others* (Individually Less Than 5%)	13.2%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,690,767)	$5,058,659
Fidelity Central Funds (cost $88,007)	88,008
Total Investment in Securities (cost $4,778,774)		$5,146,667
Cash		746
Receivable for fund shares sold		1,817
Interest receivable		59,117
Distributions receivable from Fidelity Central Funds		9
Prepaid expenses		5
Other receivables		1
Total assets		5,208,362
Liabilities
Payable for investments purchased on a delayed delivery basis	$70,617
Payable for fund shares redeemed	7,159
Distributions payable	3,497
Accrued management fee	1,479
Distribution and service plan fees payable	103
Other affiliated payables	473
Other payables and accrued expenses	81
Total liabilities		83,409
Net Assets		$5,124,953
Net Assets consist of:
Paid in capital		$4,756,973
Total accumulated earnings (loss)		367,980
Net Assets		$5,124,953
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($248,908 ÷ 18,352 shares)(a)		$13.56
Maximum offering price per share (100/96.00 of $13.56)		$14.13
Class M:
Net Asset Value and redemption price per share ($105,966 ÷ 7,806 shares)(a)		$13.57
Maximum offering price per share (100/96.00 of $13.57)		$14.14
Class C:
Net Asset Value and offering price per share ($34,717 ÷ 2,560 shares)(a)		$13.56
Fidelity Municipal Income Fund:
Net Asset Value, offering price and redemption price per share ($3,786,660 ÷ 279,015 shares)		$13.57
Class I:
Net Asset Value, offering price and redemption price per share ($713,720 ÷ 52,623 shares)		$13.56
Class Z:
Net Asset Value, offering price and redemption price per share ($234,982 ÷ 17,320 shares)		$13.57

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2021
Investment Income
Interest		$144,709
Income from Fidelity Central Funds		43
Total income		144,752
Expenses
Management fee	$17,700
Transfer agent fees	4,953
Distribution and service plan fees	1,301
Accounting fees and expenses	663
Custodian fees and expenses	46
Independent trustees' fees and expenses	15
Registration fees	146
Audit	63
Legal	7
Miscellaneous	25
Total expenses before reductions	24,919
Expense reductions	(48)
Total expenses after reductions		24,871
Net investment income (loss)		119,881
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,983
Fidelity Central Funds	3
Capital gain distributions from Fidelity Central Funds	3
Total net realized gain (loss)		33,989
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(13,996)
Fidelity Central Funds	1
Total change in net unrealized appreciation (depreciation)		(13,995)
Net gain (loss)		19,994
Net increase (decrease) in net assets resulting from operations		$139,875

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$119,881	$127,448
Net realized gain (loss)	33,989	20,086
Change in net unrealized appreciation (depreciation)	(13,995)	62,635
Net increase (decrease) in net assets resulting from operations	139,875	210,169
Distributions to shareholders	(152,504)	(148,811)
Share transactions - net increase (decrease)	123,902	(165,597)
Total increase (decrease) in net assets	111,273	(104,239)
Net Assets
Beginning of period	5,013,680	5,117,919
End of period	$5,124,953	$5,013,680

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Municipal Income Fund Class A

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.59	$13.39	$12.75	$12.73
Income from Investment Operations
Net investment income (loss)B	.281	.305	.330	.283
Net realized and unrealized gain (loss)	.057	.257	.689	.029
Total from investment operations	.338	.562	1.019	.312
Distributions from net investment income	(.281)	(.304)	(.328)	(.284)
Distributions from net realized gain	(.087)	(.058)	(.051)	(.008)
Total distributions	(.368)	(.362)	(.379)	(.292)
Net asset value, end of period	$13.56	$13.59	$13.39	$12.75
Total ReturnC,D,E	2.51%	4.28%	8.06%	2.48%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.79%	.78%H
Expenses net of fee waivers, if any	.78%	.78%	.79%	.78%H
Expenses net of all reductions	.78%	.78%	.79%	.78%H
Net investment income (loss)	2.06%	2.29%	2.49%	2.68%H
Supplemental Data
Net assets, end of period (in millions)	$249	$233	$241	$201
Portfolio turnover rateI	13%	16%	16%	14%J,K

 A For the period March 1, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class M

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.60	$13.40	$12.76	$12.73
Income from Investment Operations
Net investment income (loss)B	.285	.308	.333	.285
Net realized and unrealized gain (loss)	.056	.258	.689	.039
Total from investment operations	.341	.566	1.022	.324
Distributions from net investment income	(.284)	(.308)	(.331)	(.286)
Distributions from net realized gain	(.087)	(.058)	(.051)	(.008)
Total distributions	(.371)	(.366)	(.382)	(.294)
Net asset value, end of period	$13.57	$13.60	$13.40	$12.76
Total ReturnC,D,E	2.53%	4.30%	8.08%	2.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.76%	.77%	.77%H
Expenses net of fee waivers, if any	.76%	.76%	.77%	.77%H
Expenses net of all reductions	.76%	.76%	.77%	.76%H
Net investment income (loss)	2.08%	2.31%	2.51%	2.70%H
Supplemental Data
Net assets, end of period (in millions)	$106	$109	$120	$119
Portfolio turnover rateI	13%	16%	16%	14%J,K

 A For the period March 1, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class C

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.59	$13.39	$12.75	$12.73
Income from Investment Operations
Net investment income (loss)B	.181	.206	.231	.204
Net realized and unrealized gain (loss)	.056	.257	.689	.032
Total from investment operations	.237	.463	.920	.236
Distributions from net investment income	(.180)	(.205)	(.229)	(.208)
Distributions from net realized gain	(.087)	(.058)	(.051)	(.008)
Total distributions	(.267)	(.263)	(.280)	(.216)
Net asset value, end of period	$13.56	$13.59	$13.39	$12.75
Total ReturnC,D,E	1.75%	3.51%	7.26%	1.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.53%	1.53%	1.52%H
Expenses net of fee waivers, if any	1.52%	1.53%	1.53%	1.52%H
Expenses net of all reductions	1.52%	1.53%	1.53%	1.52%H
Net investment income (loss)	1.32%	1.54%	1.75%	1.94%H
Supplemental Data
Net assets, end of period (in millions)	$35	$52	$58	$82
Portfolio turnover rateI	13%	16%	16%	14%J,K

 A For the period March 1, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.60	$13.40	$12.75	$13.12	$12.86
Income from Investment Operations
Net investment income (loss)A	.327	.350	.374	.382	.399
Net realized and unrealized gain (loss)	.057	.257	.699	(.286)	.444
Total from investment operations	.384	.607	1.073	.096	.843
Distributions from net investment income	(.327)	(.349)	(.372)	(.381)	(.398)
Distributions from net realized gain	(.087)	(.058)	(.051)	(.085)	(.185)
Total distributions	(.414)	(.407)	(.423)	(.466)	(.583)
Net asset value, end of period	$13.57	$13.60	$13.40	$12.75	$13.12
Total ReturnB	2.85%	4.63%	8.50%	.80%	6.67%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.46%	.46%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.46%	.46%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.46%
Net investment income (loss)	2.39%	2.62%	2.83%	3.00%	3.05%
Supplemental Data
Net assets, end of period (in millions)	$3,787	$3,805	$3,955	$3,817	$5,617
Portfolio turnover rateE	13%	16%	16%	14%F,G	37%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F The portfolio turnover rate does not include the assets acquired in the merger.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class I

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.59	$13.39	$12.75	$12.73
Income from Investment Operations
Net investment income (loss)B	.315	.339	.363	.309
Net realized and unrealized gain (loss)	.057	.257	.689	.029
Total from investment operations	.372	.596	1.052	.338
Distributions from net investment income	(.315)	(.338)	(.361)	(.310)
Distributions from net realized gain	(.087)	(.058)	(.051)	(.008)
Total distributions	(.402)	(.396)	(.412)	(.318)
Net asset value, end of period	$13.56	$13.59	$13.39	$12.75
Total ReturnC,D	2.76%	4.54%	8.33%	2.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	.53%	.53%	.53%	.53%G
Expenses net of fee waivers, if any	.53%	.53%	.53%	.53%G
Expenses net of all reductions	.53%	.53%	.53%	.53%G
Net investment income (loss)	2.31%	2.54%	2.75%	2.93%G
Supplemental Data
Net assets, end of period (in millions)	$714	$619	$647	$555
Portfolio turnover rateH	13%	16%	16%	14%I,J

 A For the period March 1, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class Z

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.60	$13.39	$12.75	$12.64
Income from Investment Operations
Net investment income (loss)B	.331	.352	.378	.101
Net realized and unrealized gain (loss)	.057	.269	.689	.112
Total from investment operations	.388	.621	1.067	.213
Distributions from net investment income	(.331)	(.353)	(.376)	(.095)
Distributions from net realized gain	(.087)	(.058)	(.051)	(.008)
Total distributions	(.418)	(.411)	(.427)	(.103)
Net asset value, end of period	$13.57	$13.60	$13.39	$12.75
Total ReturnC,D	2.88%	4.74%	8.45%	1.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	.42%	.42%	.42%	.42%G
Expenses net of fee waivers, if any	.42%	.42%	.42%	.42%G
Expenses net of all reductions	.42%	.42%	.42%	.42%G
Net investment income (loss)	2.42%	2.65%	2.86%	3.08%G
Supplemental Data
Net assets, end of period (in millions)	$235	$196	$97	$21
Portfolio turnover rateH	13%	16%	16%	14%I,J

 A For the period October 2, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Municipal Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$370,530
Gross unrealized depreciation	(2,401)
Net unrealized appreciation (depreciation)	$368,129
Tax Cost	$4,778,538

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$368,129

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Tax-exempt Income	$119,772	$127,354
Long-term Capital Gains	32,732	21,457
Total	$152,504	$ 148,811

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Municipal Income Fund	798,354	642,414

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$614	$20
Class M	-%	.25%	272	3
Class C	.75%	.25%	415	62
			$1,301	$85

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$32
Class M	10
Class C(a)	1
$43

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$407.17
Class M	154.14
Class C	63.15
Fidelity Municipal Income Fund	3,119.08
Class I	1,101.16
Class Z	109.05
	$4,953

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Municipal Income Fund	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Municipal Income Fund	–	25,429	832

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Municipal Income Fund	$9

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $46.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Municipal Income Fund
Distributions to shareholders
Class A	$6,637	$6,354
Class M	2,945	3,094
Class C	779	1,053
Fidelity Municipal Income Fund	115,474	115,788
Class I	19,903	17,626
Class Z	6,766	4,896
Total	$152,504	$148,811

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Municipal Income Fund
Class A
Shares sold	4,233	3,279	$57,833	$43,813
Reinvestment of distributions	436	427	5,947	5,710
Shares redeemed	(3,424)	(4,622)	(46,733)	(60,929)
Net increase (decrease)	1,245	(916)	$17,047	$(11,406)
Class M
Shares sold	479	275	$6,563	$3,714
Reinvestment of distributions	189	204	2,578	2,731
Shares redeemed	(910)	(1,379)	(12,470)	(18,330)
Net increase (decrease)	(242)	(900)	$(3,329)	$(11,885)
Class C
Shares sold	519	763	$7,097	$10,213
Reinvestment of distributions	54	73	733	977
Shares redeemed	(1,820)	(1,382)	(24,876)	(18,265)
Net increase (decrease)	(1,247)	(546)	$(17,046)	$(7,075)
Fidelity Municipal Income Fund
Shares sold	21,512	20,403	$294,467	$272,275
Reinvestment of distributions	5,466	5,514	74,556	73,752
Shares redeemed	(27,724)	(41,369)	(378,751)	(544,231)
Net increase (decrease)	(746)	(15,452)	$(9,728)	$(198,204)
Class I
Shares sold	16,412	18,848	$224,231	$251,509
Reinvestment of distributions	749	690	10,204	9,228
Shares redeemed	(10,070)	(22,341)	(137,392)	(293,568)
Net increase (decrease)	7,091	(2,803)	$97,043	$(32,831)
Class Z
Shares sold	5,925	9,816	$80,935	$129,998
Reinvestment of distributions	365	274	4,980	3,662
Shares redeemed	(3,366)	(2,904)	(46,000)	(37,856)
Net increase (decrease)	2,924	7,186	$39,915	$95,804

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Municipal Income Fund
Class A	.77%
Actual		$1,000.00	$1,002.60	$3.89
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Class M	.75%
Actual		$1,000.00	$1,002.70	$3.79
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class C	1.50%
Actual		$1,000.00	$998.90	$7.56
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Fidelity Municipal Income Fund	.44%
Actual		$1,000.00	$1,004.20	$2.22
Hypothetical-C		$1,000.00	$1,022.99	$2.24
Class I	.52%
Actual		$1,000.00	$1,003.80	$2.63
Hypothetical-C		$1,000.00	$1,022.58	$2.65
Class Z	.41%
Actual		$1,000.00	$1,005.10	$2.07
Hypothetical-C		$1,000.00	$1,023.14	$2.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $34,027,725, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2021, 100% of the fund's income dividends were free from federal income tax, and 16.99% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.46% through April 30, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HIY-ANN-0322
1.539263.124

Fidelity® Pennsylvania Municipal Income Fund

Fidelity® Pennsylvania Municipal Money Market Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	2.30%	4.09%	3.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$14,462	Fidelity® Pennsylvania Municipal Income Fund
$14,414	Bloomberg Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund rose 2.30%, outpacing, net of fees, the 1.83% advance of the state-specific Bloomberg Pennsylvania Enhanced Municipal Bond Index and the 1.52% gain of the Bloomberg Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state index, larger exposure to lower-quality investment-grade munis contributed to the fund's relative performance. These securities (rated BBB and A) typically outpaced higher-quality bonds amid strong investor demand for higher-yielding securities. It particularly helped to overweight lower-rated health care and higher-education bonds, two of the muni market's top-performing segments in 2021. Conversely, yield-curve positioning, meaning how we allocated investments across bonds with various interest-rate sensitivities (durations) slightly detracted versus the state index. We held more exposure than the index to shorter-duration bonds, which lagged longer-term securities as the yield curve flattened. Also, underweighting longer-duration bonds issued by the Pennsylvania Turnpike presented a performance headwind for the fund. These securities performed well the past 12 months as longer-term municipal yields fell.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2021

% of fund's net assets
Health Care	27.7
Transportation	21.8
Education	18.3
General Obligations	11.2
Water & Sewer	7.4

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AA,A	83.3%
BBB	9.0%
BB and Below	4.8%
Not Rated	0.8%
Short-Term Investments and Net Other Assets	2.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 97.9%
	Principal Amount	Value
Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (a)	$425,000	$458,700
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (a)	275,000	302,477

TOTAL GUAM		761,177

Pennsylvania - 96.5%
Allegheny County Series C:
5% 12/1/28	1,000,000	1,128,465
5% 12/1/30	1,365,000	1,539,932
Allegheny County Arpt. Auth. Rev.:
Series 2006 B, 5% 1/1/22 (Escrowed to Maturity) (a)	1,650,000	1,650,000
Series 2021 A, 5% 1/1/51 (a)	12,000,000	14,916,232
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev.:
Series 2017, 5% 10/15/47	1,660,000	1,871,504
Series 2018:
5% 3/1/33	1,570,000	1,915,460
5% 3/1/34	2,250,000	2,741,695
Series 2022 A:
5% 3/1/24 (b)	500,000	524,593
5% 3/1/25 (b)	500,000	542,665
5% 3/1/27 (b)	1,740,000	1,993,096
5% 3/1/31 (b)	1,105,000	1,361,885
5% 3/1/34 (b)	645,000	810,014
Allegheny County Indl. Dev. Auth. Rev. Series 2021, 4.25% 12/1/50	3,000,000	2,842,113
Allegheny County Sanitation Auth. Swr. Rev. Series 2018, 5% 6/1/43	4,785,000	5,875,785
Bethlehem Area School District Series 2016 A, 5% 2/1/23 (FSA Insured)	1,000,000	1,051,164
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/41	2,500,000	3,116,931
5% 7/1/54	4,500,000	5,513,745
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/26	500,000	572,897
5% 7/1/27	490,000	559,805
5% 7/1/28	540,000	614,810
5% 7/1/29	710,000	805,039
5% 7/1/30	685,000	774,650
5% 7/1/35	1,885,000	2,117,640
5% 7/1/39	6,675,000	7,470,510
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/28	1,300,000	1,620,459
5% 7/15/30	1,500,000	1,881,950
5% 7/15/31	1,250,000	1,562,352
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2016 A:
4% 11/15/32	350,000	384,155
4% 11/15/34	250,000	274,596
4% 11/15/35	200,000	219,692
5% 11/15/28	840,000	975,268
5% 11/15/29	1,625,000	1,885,330
5% 11/15/30	685,000	794,171
5% 11/15/46	6,605,000	7,576,088
Series 2016 B:
4% 11/15/40	600,000	657,121
4% 11/15/47	3,605,000	3,933,198
Series 2018 A:
5% 11/15/26	1,140,000	1,370,849
5% 11/15/27	225,000	277,879
5% 11/15/28	200,000	246,544
5% 11/15/29	200,000	245,134
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series 2017 A, 5% 10/1/35	2,125,000	2,577,963
Commonwealth Fing. Auth. Rev.:
Series 2019 B:
5% 6/1/28	1,000,000	1,248,550
5% 6/1/29	1,000,000	1,273,971
5% 6/1/30	1,000,000	1,297,655
5% 6/1/31	1,150,000	1,523,519
Series 2020 A, 5% 6/1/32	3,500,000	4,533,370
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.):
Series 2012, 5% 11/1/37	1,520,000	1,572,901
Series 2016:
5% 5/1/30	1,000,000	1,168,319
5% 5/1/31	500,000	583,883
5% 5/1/32	750,000	875,208
5% 5/1/33	2,210,000	2,577,415
5% 5/1/34	1,000,000	1,166,994
Dallas Area Muni. Auth. Univ. Rev. (Misericordia Univ. Proj.) Series 2019:
5% 5/1/39	1,100,000	1,282,190
5% 5/1/48	4,000,000	4,594,208
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,503,254
5% 6/1/35	1,000,000	1,176,483
5% 6/1/36	500,000	587,317
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	2,000,000	2,171,338
Series 2017, 5% 7/1/25	1,000,000	1,090,006
Delaware County Auth. Univ. Rev. Series 2012, 5% 8/1/22	300,000	308,269
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2013 A:
5% 7/1/23	1,090,000	1,155,517
5% 7/1/27	2,500,000	2,640,776
Series 2016 A, 5% 7/1/46	3,500,000	3,933,069
Series 2019, 4% 7/1/45	1,350,000	1,475,724
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018, 5% 7/15/25	200,000	228,682
Series 2020:
5% 7/15/31	1,030,000	1,261,849
5% 7/15/34	1,000,000	1,219,259
5% 7/15/36	1,400,000	1,702,194
5% 7/15/39	1,160,000	1,404,047
Fox Chapel Area School District Series 2013:
5% 8/1/31	3,080,000	3,234,156
5% 8/1/34	1,000,000	1,049,161
Geisinger Auth. Health Sys. Rev.:
Series 2014 A, 4% 6/1/41	2,000,000	2,144,563
Series 2017 A2, 5% 2/15/39	1,880,000	2,246,205
Indiana County Hosp. Auth. Series 2014 A, 6% 6/1/39	1,625,000	1,702,376
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	660,401
5% 11/1/25	665,000	769,236
5% 11/1/27	1,105,000	1,350,038
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,190,530
5% 8/15/33	1,000,000	1,189,705
5% 8/15/34	1,000,000	1,188,909
5% 8/15/36	1,000,000	1,187,079
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,010,000	4,780,964
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
5% 7/1/36	2,905,000	3,642,610
5% 7/1/44	5,000,000	6,179,641
Lower Paxton Township Series 2014:
5% 4/1/40 (Pre-Refunded to 4/1/24 @ 100)	3,420,000	3,776,771
5% 4/1/44 (Pre-Refunded to 4/1/24 @ 100)	1,295,000	1,430,093
Monroe County Hosp. Auth. Rev. Series 2016, 5% 7/1/33	3,675,000	4,289,030
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/22	275,000	283,409
5% 10/1/23	1,305,000	1,395,741
5% 10/1/24	335,000	370,494
5% 10/1/25	750,000	829,434
5% 10/1/26	1,000,000	1,102,788
5% 10/1/27	1,000,000	1,099,239
Series 2016 A, 5% 10/1/40	4,000,000	4,544,660
Series 2018 A, 5% 9/1/26	1,500,000	1,778,487
Series 2019:
4% 9/1/34	2,500,000	2,903,339
4% 9/1/35	1,400,000	1,623,635
4% 9/1/36	1,200,000	1,389,369
4% 9/1/37	1,000,000	1,155,519
Montgomery County Indl. Dev. Auth.:
Series 2015 A, 5.25% 1/15/36	2,000,000	2,264,924
Series 2017:
5% 12/1/33	2,150,000	2,599,174
5% 12/1/35	1,000,000	1,208,011
5% 12/1/36	2,670,000	3,222,148
5% 12/1/37	1,515,000	1,825,682
Montour School District Series 2015 A:
5% 4/1/41 (Pre-Refunded to 10/1/25 @ 100)	1,000,000	1,167,402
5% 4/1/42 (Pre-Refunded to 10/1/25 @ 100)	1,000,000	1,167,402
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A:
4% 8/15/48	4,500,000	5,086,803
5% 8/15/43	2,000,000	2,430,308
5% 8/15/48	2,500,000	3,020,443
Northampton County Gen. Purp. College Rev. (Lafayette College Proj.) Series 2017, 5% 11/1/47	2,170,000	2,628,144
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/28	400,000	491,750
5% 7/1/29	300,000	368,084
5% 7/1/30	375,000	458,844
5% 7/1/31	425,000	518,705
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	2,000,000	2,339,120
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/22	275,000	277,098
5% 3/1/23	585,000	603,099
First Series 2012:
5% 4/1/22	600,000	606,983
5% 4/1/23 (Pre-Refunded to 4/1/22 @ 100)	800,000	809,409
5% 4/1/24 (Pre-Refunded to 4/1/22 @ 100)	1,100,000	1,112,938
Series 2016, 5% 5/1/33	2,200,000	2,577,969
Series 2018 A, 5% 2/15/48	4,000,000	4,874,210
Series 2019 A:
4% 3/1/37	750,000	868,779
5% 3/1/36	1,000,000	1,239,315
5% 3/1/38	1,055,000	1,303,202
5% 3/1/39	1,000,000	1,233,273
Series 2019:
4% 12/1/44	1,000,000	1,156,405
4% 12/1/48	1,000,000	1,150,972
Series AT-1 5% 6/15/31	5,000,000	5,915,766
Pennsylvania Hsg. Fin. Agcy.:
Series 2019 130A, 4% 10/1/49	1,700,000	1,812,167
Series 2019 131, 3.5% 4/1/49	4,285,000	4,541,420
Series 2020 13 2A, 3.5% 4/1/51	1,900,000	2,022,388
Series 2020 133:
5% 10/1/22	350,000	362,033
5% 10/1/23	400,000	430,927
5% 10/1/24	850,000	947,651
5% 10/1/27	650,000	785,321
5% 10/1/28	950,000	1,172,581
5% 4/1/29	100,000	123,890
5% 10/1/29	450,000	562,435
Series 2021 134B:
5% 10/1/22 (a)	1,175,000	1,214,950
5% 4/1/24 (a)	1,255,000	1,374,352
5% 10/1/24 (a)	1,000,000	1,113,437
5% 10/1/25 (a)	370,000	425,406
5% 4/1/26 (a)	995,000	1,159,268
5% 10/1/26 (a)	1,500,000	1,771,945
Series 2021 137:
5% 4/1/24	225,000	247,299
5% 10/1/24	265,000	296,520
5% 4/1/25	200,000	227,752
5% 10/1/25	220,000	254,440
5% 4/1/26	240,000	281,478
5% 10/1/26	280,000	332,906
5% 4/1/27	225,000	270,741
5% 10/1/27	225,000	273,793
5% 4/1/28	250,000	306,781
5% 10/1/28	260,000	321,672
5% 4/1/29	310,000	385,261
5% 10/1/29	365,000	456,197
Pennsylvania Pub. School Bldg. Auth. School Rev. Series 2014 B2:
5% 12/1/24	630,000	704,523
5% 12/1/24 (Escrowed to Maturity)	620,000	701,439
5% 12/1/25	335,000	379,181
5% 12/1/25 (Pre-Refunded to 12/1/24 @ 100)	915,000	1,035,188
5% 12/1/26	645,000	727,860
5% 12/1/26 (Pre-Refunded to 12/1/24 @ 100)	605,000	684,469
5% 12/1/27	360,000	404,911
5% 12/1/27 (Pre-Refunded to 12/1/24 @ 100)	650,000	735,380
Pennsylvania State Univ.:
Series 2015 A:
5% 9/1/30	1,100,000	1,268,371
5% 9/1/31	1,415,000	1,629,370
Series 2019 A, 5% 9/1/48	6,390,000	8,016,521
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	6,005,575
Series 2013 A2:
5% 12/1/28	500,000	602,936
5% 12/1/38	2,500,000	3,098,283
Series 2014 A, 5% 12/1/31	865,000	978,332
Series 2014 A2, 0% 12/1/40 (c)	5,500,000	6,157,684
Series 2017 A1:
5% 12/1/30	3,500,000	4,302,611
5% 12/1/31	2,000,000	2,454,043
5% 12/1/33	1,500,000	1,834,742
Series 2018 A2, 5% 12/1/43	5,000,000	6,180,166
Series 2020 B, 5% 12/1/50	5,000,000	6,374,006
Series 2021 A:
4% 12/1/44	4,000,000	4,653,163
4% 12/1/45	4,000,000	4,641,750
4% 12/1/50	2,000,000	2,314,729
Series 2021 B:
4% 12/1/40	1,000,000	1,189,152
4% 12/1/41	1,000,000	1,186,202
4% 12/1/42	1,500,000	1,771,529
4% 12/1/46	2,500,000	2,928,024
5% 12/1/46	2,000,000	2,547,848
5% 12/1/51	9,000,000	11,393,608
Philadelphia Arpt. Rev.:
Series 2015 A, 5% 6/15/23 (a)	200,000	213,149
Series 2017 A, 5% 7/1/42	350,000	422,156
Series 2017 B:
5% 7/1/25 (a)	5,500,000	6,297,452
5% 7/1/31 (a)	1,000,000	1,202,465
5% 7/1/33 (a)	2,250,000	2,704,330
5% 7/1/37 (a)	5,065,000	6,053,579
5% 7/1/42 (a)	4,000,000	4,763,519
5% 7/1/47 (a)	3,035,000	3,596,059
Philadelphia Auth. for Indl. Dev.:
Series 2016, 5% 4/1/28	275,000	312,542
Series 2017, 5% 11/1/47	5,000,000	5,734,265
Series 2020 A, 4% 11/1/45	3,825,000	4,381,669
Series 2020 C:
4% 11/1/35	1,750,000	2,044,585
4% 11/1/36	1,500,000	1,749,854
4% 11/1/37	1,255,000	1,461,093
4% 11/1/38	1,000,000	1,162,359
Philadelphia Gas Works Rev.:
Series 16 A, 5% 8/1/50 (FSA Insured)	8,835,000	11,082,082
Series 2015 13:
5% 8/1/29	2,000,000	2,296,880
5% 8/1/30	1,500,000	1,719,226
5% 8/1/31	1,100,000	1,256,165
Series 2016 14:
5% 10/1/33	1,500,000	1,774,997
5% 10/1/34	500,000	590,648
Philadelphia Gen. Oblig.:
Series 2017 A, 5% 8/1/30	1,500,000	1,820,001
Series 2019 B:
5% 2/1/38	3,000,000	3,734,875
5% 2/1/39	2,600,000	3,235,619
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Series 2012 A, 5.625% 7/1/36	4,045,000	4,147,977
Philadelphia Redev. Auth. Rev.:
Series 2012, 5% 4/15/25	2,230,000	2,259,473
Series 2015 A, 5% 4/15/29	3,000,000	3,415,504
Philadelphia School District:
Series 2016 F, 5% 9/1/34	4,000,000	4,716,587
Series 2018 A:
5% 9/1/29	1,250,000	1,557,464
5% 9/1/30	1,000,000	1,247,823
5% 9/1/33	1,000,000	1,239,987
Series 2019 A:
4% 9/1/37	2,100,000	2,454,389
4% 9/1/38	2,300,000	2,683,924
4% 9/1/39	2,000,000	2,329,773
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2015 B, 5% 7/1/30	3,500,000	4,021,842
Series 2017 B:
5% 11/1/29	3,000,000	3,707,969
5% 11/1/30	3,700,000	4,552,363
Series 2020, 5% 10/1/40	3,195,000	4,102,816
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/31	1,000,000	1,229,010
5% 12/15/32	500,000	612,970
5% 12/15/33	500,000	612,911
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,309,141
Pittsburgh Gen. Oblig. Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	618,837
5% 9/1/28 (Pre-Refunded to 9/1/24 @ 100)	1,300,000	1,459,413
5% 9/1/29 (Pre-Refunded to 9/1/24 @ 100)	1,015,000	1,139,465
5% 9/1/31 (Pre-Refunded to 9/1/24 @ 100)	1,165,000	1,307,859
5% 9/1/32 (Pre-Refunded to 9/1/24 @ 100)	1,000,000	1,122,626
Pittsburgh School District Series 2015, 5% 9/1/23 (FSA Insured)	1,085,000	1,169,414
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/44 (FSA Insured)	3,600,000	4,499,322
Series 2019 B:
4% 9/1/34 (FSA Insured)	2,000,000	2,387,498
4% 9/1/35 (FSA Insured)	400,000	476,200
Reading School District Series 2017:
5% 3/1/35 (FSA Insured)	1,000,000	1,196,001
5% 3/1/36 (FSA Insured)	1,050,000	1,255,032
5% 3/1/37 (FSA Insured)	1,600,000	1,910,696
Saint Mary Hosp. Auth. Health Sys. Rev. (Trinity Health Proj.) Series 2012 B, 5% 11/15/26	1,000,000	1,205,156
Southcentral Pennsylvania Gen. Auth. Rev.:
Series 2015:
4% 12/1/30	1,040,000	1,143,988
5% 12/1/22	30,000	31,274
5% 12/1/27	1,480,000	1,707,762
5% 12/1/29	1,000,000	1,151,814
Series 2019 A, 4% 6/1/49	4,650,000	5,312,957
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (a)	1,000,000	1,168,610
5% 1/1/38 (a)	1,125,000	1,308,549
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	6,000,000	6,948,791
West Mifflin Area School District Series 2016:
5% 4/1/24 (FSA Insured)	1,250,000	1,365,942
5% 4/1/26 (FSA Insured)	1,000,000	1,165,093
5% 4/1/28 (FSA Insured)	1,390,000	1,656,202
West Shore Area Auth. Hosp. Rev. Series 2011 B, 5.75% 1/1/41 (Pre-Refunded to 1/1/22 @ 100)	1,500,000	1,500,000
Westmoreland County Indl. Dev. Auth. (Excela Health Proj.) Series 2020 A:
4% 7/1/22	600,000	610,675
4% 7/1/23	1,125,000	1,183,738
4% 7/1/26	1,000,000	1,137,545
4% 7/1/37	1,400,000	1,647,596
5% 7/1/27	200,000	242,520
5% 7/1/28	1,130,000	1,401,684
5% 7/1/29	500,000	632,753
5% 7/1/30	1,000,000	1,287,823
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A, 0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	6,537,805

TOTAL PENNSYLVANIA		535,442,029

Pennsylvania, New Jersey - 1.3%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2012 A:
5% 7/1/22	500,000	511,852
5% 7/1/23	1,000,000	1,023,210
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 A:
5% 1/1/37	1,000,000	1,246,109
5% 1/1/38	1,300,000	1,617,642
5% 1/1/39	1,000,000	1,242,374
5% 1/1/40	1,100,000	1,364,794

TOTAL PENNSYLVANIA, NEW JERSEY		7,005,981

TOTAL MUNICIPAL BONDS
(Cost $508,813,819)		543,209,187

Municipal Notes - 2.0%
Pennsylvania - 2.0%
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 0.11% 1/3/22, VRDN (d)	6,385,000	$6,385,000
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 E, 0.07% 1/3/22 (Liquidity Facility U.S. Bank NA, Cincinnati), VRDN (d)	4,600,000	4,600,000
TOTAL MUNICIPAL NOTES
(Cost $10,985,000)		10,985,000
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $519,798,819)		554,194,187
NET OTHER ASSETS (LIABILITIES) - 0.1%		752,778
NET ASSETS - 100%		$554,946,965

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$554,194,187	$--	$554,194,187	$--
Total Investments in Securities:	$554,194,187	$--	$554,194,187	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	27.7%
Transportation	21.8%
Education	18.3%
General Obligations	11.2%
Water & Sewer	7.4%
Others* (Individually Less Than 5%)	13.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $519,798,819)		$554,194,187
Cash		749,964
Receivable for fund shares sold		94,040
Interest receivable		6,215,542
Prepaid expenses		552
Other receivables		2,383
Total assets		561,256,668
Liabilities
Payable for investments purchased on a delayed delivery basis	$5,230,851
Payable for fund shares redeemed	416,744
Distributions payable	399,403
Accrued management fee	160,197
Other affiliated payables	56,856
Other payables and accrued expenses	45,652
Total liabilities		6,309,703
Net Assets		$554,946,965
Net Assets consist of:
Paid in capital		$520,367,925
Total accumulated earnings (loss)		34,579,040
Net Assets		$554,946,965
Net Asset Value, offering price and redemption price per share ($554,946,965 ÷ 47,900,024 shares)		$11.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$14,584,981
Expenses
Management fee	$1,915,770
Transfer agent fees	526,061
Accounting fees and expenses	137,602
Custodian fees and expenses	5,160
Independent trustees' fees and expenses	1,643
Registration fees	24,762
Audit	51,580
Legal	6,011
Miscellaneous	2,486
Total expenses before reductions	2,671,075
Expense reductions	(10,141)
Total expenses after reductions		2,660,934
Net investment income (loss)		11,924,047
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		417,639
Total net realized gain (loss)		417,639
Change in net unrealized appreciation (depreciation) on investment securities		77,355
Net gain (loss)		494,994
Net increase (decrease) in net assets resulting from operations		$12,419,041

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,924,047	$12,466,233
Net realized gain (loss)	417,639	255,481
Change in net unrealized appreciation (depreciation)	77,355	8,482,996
Net increase (decrease) in net assets resulting from operations	12,419,041	21,204,710
Distributions to shareholders	(12,540,010)	(12,881,272)
Share transactions
Proceeds from sales of shares	97,699,349	93,803,532
Reinvestment of distributions	7,886,844	8,469,720
Cost of shares redeemed	(86,105,495)	(91,726,532)
Net increase (decrease) in net assets resulting from share transactions	19,480,698	10,546,720
Total increase (decrease) in net assets	19,359,729	18,870,158
Net Assets
Beginning of period	535,587,236	516,717,078
End of period	$554,946,965	$535,587,236
Other Information
Shares
Sold	8,417,034	8,234,739
Issued in reinvestment of distributions	679,894	741,867
Redeemed	(7,423,996)	(8,116,699)
Net increase (decrease)	1,672,932	859,907

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.59	$11.39	$10.92	$11.18	$10.97
Income from Investment Operations
Net investment income (loss)A	.251	.275	.310	.314	.328
Net realized and unrealized gain (loss)	.013	.209	.523	(.226)	.257
Total from investment operations	.264	.484	.833	.088	.585
Distributions from net investment income	(.251)	(.272)	(.307)	(.314)	(.328)
Distributions from net realized gain	(.013)	(.012)	(.056)	(.034)	(.047)
Total distributions	(.264)	(.284)	(.363)	(.348)	(.375)
Net asset value, end of period	$11.59	$11.59	$11.39	$10.92	$11.18
Total ReturnB	2.30%	4.32%	7.71%	.84%	5.41%
Ratios to Average Net AssetsC,D
Expenses before reductions	.48%	.49%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.49%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.16%	2.42%	2.74%	2.88%	2.95%
Supplemental Data
Net assets, end of period (000 omitted)	$554,947	$535,587	$516,717	$452,519	$480,405
Portfolio turnover rateE	5%	17%	20%	15%	12%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2021

Days	% of fund's investments
1 - 7	89.5
8 - 30	1.1
31 - 60	1.2
91 - 180	8.0
> 180	0.2

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2021
Variable Rate Demand Notes (VRDNs)	33.7%
Tender Option Bond	52.1%
Other Municipal Security	10.4%
Investment Companies	3.3%
Net Other Assets (Liabilities)	0.5%

Current 7-Day Yields

12/31/21
Fidelity® Pennsylvania Municipal Money Market Fund	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2021, the most recent period shown in the table, would have been (0.33)%.

Fidelity® Pennsylvania Municipal Money Market Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Variable Rate Demand Note - 33.7%
	Principal Amount	Value
Alabama - 0.5%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.18% 1/7/22, VRDN (a)(b)	$800,000	$800,000
Kansas - 0.6%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.19% 1/7/22, VRDN (b)	100,000	100,000
Series 2007 B, 0.19% 1/7/22, VRDN (b)	300,000	300,000
St. Mary's Kansas Poll. Cont. Rev. Series 1994, 0.15% 1/7/22, VRDN (b)	500,000	500,000
Wamego Kansas Poll. Cont. Rfdg. Rev. (Western Resources, Inc. Proj.) Series 1994, 0.15% 1/7/22, VRDN (b)	100,000	100,000
		1,000,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.18% 1/7/22, VRDN (a)(b)	400,000	400,000
Pennsylvania - 31.2%
Allegheny County Hosp. Dev. Auth. Rev. Series 2016 A, 0.19% 1/7/22, LOC Truist Bank, VRDN (b)	1,600,000	1,600,000
Allegheny County Indl. Dev. Auth. Rev. Series 2002, 0.14% 1/7/22, LOC Citizens Bank NA, VRDN (b)	7,860,000	7,860,000
Beaver County Indl. Dev. Auth. Series 2018 A, 0.19% 1/7/22, LOC Truist Bank, VRDN (b)	1,600,000	1,600,000
Chester County Health & Ed. Auth. Rev. Series 2009, 0.2% 1/7/22, LOC Manufacturers & Traders Trust Co., VRDN (b)	2,665,000	2,665,000
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 2015, 0.11% 1/3/22, VRDN (b)	2,055,000	2,055,000
Lancaster Indl. Dev. Auth. Rev. (Mennonite Home Proj.) Series 2007, 0.2% 1/7/22, LOC Manufacturers & Traders Trust Co., VRDN (b)	4,925,000	4,925,000
Montgomery County Indl. Dev. Auth. Rev. (Foulkeways at Gwynedd Proj.) Series 2006 B, 0.16% 1/7/22, LOC Citizens Bank NA, VRDN (b)	400,000	400,000
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev.:
Series 2009 B, 0.17% 1/7/22, LOC MUFG Bank Ltd., VRDN (b)	3,400,000	3,400,000
Series 2009 C, 0.17% 1/7/22, LOC MUFG Bank Ltd., VRDN (b)	8,400,000	8,400,000
Philadelphia Arpt. Rev. Series 2005 C1, 0.14% 1/7/22, LOC Wells Fargo Bank NA, VRDN (a)(b)	1,500,000	1,500,000
Philadelphia Auth. for Indl. Dev. Rev. (Spl. People in Northeast, Inc. Proj.) Series 2006, 0.18% 1/7/22, LOC Citizens Bank NA, VRDN (b)	3,430,000	3,430,000
FNMA Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 0.16% 1/7/22, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,002
		50,510,002
South Carolina - 0.1%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1997, 0.18% 1/7/22, VRDN (a)(b)	100,000	100,000
West Virginia - 1.1%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. Amos Proj.) Series 2008 B, 0.2% 1/7/22, VRDN (a)(b)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 0.19% 1/7/22, VRDN (a)(b)	1,200,000	1,200,000
		1,700,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $54,510,002)		54,510,002

Tender Option Bond - 52.1%
Colorado - 0.0%
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.2%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	100,000	100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	200,000	200,000
		300,000
Florida - 0.2%
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Lee County Arpt. Rev. Participating VRDN Series XF 11 26, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
		300,000
Kentucky - 0.2%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.18% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	200,000	200,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		300,000
Massachusetts - 0.1%
Massachusetts Gen. Oblig. Participating VRDN Series 2021 XG 03 15, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	200,000	200,000
Mississippi - 0.0%
Mississippi Bus. Fin. Corp. Rev. Participating VRDN Series 2021 XF 11 05, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
North Dakota - 0.1%
Grand Forks Health Care Sys. Rev. Participating VRDN Series 2021 XG 03 44, 0.19% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
Ohio - 0.2%
Columbus Gen. Oblig. Participating VRDN Series DB 80 75, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
Ohio Hosp. Rev. Participating VRDN Series 002, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	100,000	100,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		300,000
Pennsylvania - 50.7%
Allegheny County Sanitation Auth. Swr. Rev. Participating VRDN Series Floaters XM 00 82, 0.13% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	6,665,000	6,665,000
Central Bradford Progress Auth. Rev. Participating VRDN Series 2021 XF 12 59, 0.14% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,600,000	1,600,000
Commonwealth Fing. Auth. Tobacco Participating VRDN Series XX 10 80, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	4,500,000	4,500,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series Floaters XF 05 43, 0.17% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	3,500,000	3,500,000
Series Floaters XM 06 13, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	1,700,000	1,700,000
Series Floaters YX 10 49, 0.16% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	1,885,000	1,885,000
Series XF 09 69, 0.17% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	1,900,000	1,900,000
Series XM 08 87, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	1,900,000	1,900,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 0.14% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	3,750,000	3,750,000
Lehigh County Gen. Purp. Hosp. Rev. Participating VRDN:
Series ZF 08 33, 0.14% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,100,000	2,100,000
Series ZF 08 34, 0.14% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,300,000	2,300,000
Montgomery County Higher Ed. & Health Auth. Rev. Participating VRDN:
Series Floaters ZF 07 95, 0.15% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,200,000	2,200,000
Series XF 28 85, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,500,000	2,500,000
Northampton County Gen. Purp. College Rev. Participating VRDN Series Floaters ZM 05 17, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	7,500,000	7,500,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	299,500	299,500
Pennsylvania Gen. Oblig. Participating VRDN Series Floaters ZM 06 50, 0.13% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,500,000	1,500,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Participating VRDN:
Series Floaters XF 25 53, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	1,800,000	1,800,000
Series XM 08 76, 0.14% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	1,075,000	1,075,000
Pennsylvania State Univ. Participating VRDN Series XM 08 27, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	2,900,000	2,900,000
Pennsylvania Tpk. Commission Registration Fee Rev. Participating VRDN Series Putters 5026, 0.13% 1/3/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	400,000	400,000
Pennsylvania Tpk. Commission Tpk. Rev.:
Bonds Series Floaters G 43, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	1,700,000	1,700,000
Participating VRDN:
Series 2021 XL 01 80, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,200,000	2,200,000
Series Floaters E 101, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	4,400,000	4,400,000
Series XX 11 34, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,900,000	2,900,000
Philadelphia Arpt. Rev. Participating VRDN Series YX 11 44, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	3,000,000	3,000,000
Philadelphia Auth. for Indl. Dev. Participating VRDN:
Series Putters 14 XM0005, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	4,200,000	4,200,000
Series XG 02 53, 0.15% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,100,000	2,100,000
Philadelphia School District Participating VRDN Series XM 08 60, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	1,625,000	1,625,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series Floaters XF 07 19, 0.14% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	1,000,000	1,000,000
Southcentral Pennsylvania Gen. Auth. Rev. Participating VRDN Series XL 01 04, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	1,500,000	1,500,000
Westmoreland County Muni. Auth. Muni. Svc. Rev. Participating VRDN Series XF 10 58, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	3,270,000	3,270,000
Wilkes-Barre Area School District Participating VRDN Series Floaters XF 07 77, 0.14% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	2,285,000	2,285,000
		82,154,500
South Carolina - 0.1%
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Tennessee - 0.1%
Metropolitan Nashville Arpt. Auth. Rev. Participating VRDN Series 2021 XL 01 89, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
Virginia - 0.2%
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Participating VRDN Series MIZ 90 25, 0.17% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	290,000	290,000
TOTAL TENDER OPTION BOND
(Cost $84,344,500)		84,344,500

Other Municipal Security - 10.4%
Massachusetts - 0.2%
Massachusetts Dev. Fin. Agcy. Elec. Util. Rev. Bonds Series 2021, 0.19% tender 1/12/22 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	300,000	300,000
Pennsylvania - 10.2%
Commonwealth Fing. Auth. Rev. Bonds:
Series 2013 A2:
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	100,000	101,986
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	550,000	560,827
5% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	335,000	341,534
Series 2015 B1, 5% 6/1/22	1,180,000	1,203,371
Commonwealth Fing. Auth. Tobacco Bonds Series 2018, 5% 6/1/22	1,415,000	1,442,579
Geisinger Auth. Health Sys. Rev. Bonds Series 2020 A, 5% 4/1/22	840,000	849,818
Pennsylvania Gen. Oblig. Bonds:
Series 2014, 5% 6/15/22	185,000	188,942
Series 2016 2, 5% 9/15/22	225,000	232,432
Series 2016, 5% 1/15/22	1,405,000	1,407,575
Series 2020, 5% 5/1/22	1,000,000	1,015,856
Pennsylvania Hsg. Fin. Agcy. Bonds Series 2021 135 B, 5% 4/1/22 (a)	735,000	743,659
Philadelphia Wtr. & Wastewtr. Rev. Series 2021 B, 0.12% 1/5/22, LOC Royal Bank of Canada, CP	1,000,000	1,000,000
State Pub. School Bldg. Auth. Lease Rev. Bonds (The School District of Philadelphia Proj.) Series 2012:
5% 4/1/22 (Pre-Refunded to 4/1/22 @ 100)	1,000,000	1,012,068
5% 4/1/22 (Pre-Refunded to 4/1/22 @ 100)	105,000	106,229
5% 4/1/22 (Pre-Refunded to 4/1/22 @ 100)	1,000,000	1,011,928
5% 4/1/22 (Pre-Refunded to 4/1/22 @ 100)	365,000	369,319
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Bonds:
Series 2021 B1, 0.11% tender 2/1/22, CP mode	1,700,000	1,700,000
Series 2021 B2, 0.27% tender 6/24/22, CP mode	1,600,000	1,600,000
West Shore Area Auth. Hosp. Rev. Bonds (Holy Spirit Hosp. Charity Proj.) Series 2011 B, 6%	1,700,000	1,700,000
		16,588,123
TOTAL OTHER MUNICIPAL SECURITY
(Cost $16,888,123)		16,888,123
	Shares	Value

Investment Company - 3.3%
Fidelity Municipal Cash Central Fund 0.11% (f)(g)
(Cost $5,440,706)	5,440,162	5,440,706
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $161,183,331)		161,183,331
NET OTHER ASSETS (LIABILITIES) - 0.5%		738,704
NET ASSETS - 100%		$161,922,035

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,500,000 or 1.5% of net assets.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada)	3/1/21	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$200,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada)	5/3/21	$100,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series Floaters G 43, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$1,700,000
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$9,151,000	$53,571,000	$57,283,000	$6,726	$1,706	$--	$5,440,706	0.0%
Total	$9,151,000	$53,571,000	$57,283,000	$6,726	$1,706	$--	$5,440,706

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $155,742,625)	$155,742,625
Fidelity Central Funds (cost $5,440,706)	5,440,706
Total Investment in Securities (cost $161,183,331)		$161,183,331
Cash		603,893
Receivable for fund shares sold		6,008
Interest receivable		188,432
Distributions receivable from Fidelity Central Funds		551
Total assets		161,982,215
Liabilities
Payable for fund shares redeemed	$42,479
Distributions payable	64
Accrued management fee	17,637
Total liabilities		60,180
Net Assets		$161,922,035
Net Assets consist of:
Paid in capital		$161,922,036
Total accumulated earnings (loss)		(1)
Net Assets		$161,922,035
Net Asset Value, offering price and redemption price per share ($161,922,035 ÷ 161,676,936 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$173,276
Income from Fidelity Central Funds		6,542
Total income		179,818
Expenses
Management fee	$850,143
Independent trustees' fees and expenses	485
Total expenses before reductions	850,628
Expense reductions	(687,778)
Total expenses after reductions		162,850
Net investment income (loss)		16,968
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,685
Fidelity Central Funds	1,706
Capital gain distributions from Fidelity Central Funds	184
Total net realized gain (loss)		109,575
Net increase in net assets resulting from operations		$126,543

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,968	$674,227
Net realized gain (loss)	109,575	45,947
Net increase in net assets resulting from operations	126,543	720,174
Distributions to shareholders	(136,843)	(728,307)
Share transactions
Proceeds from sales of shares	26,624,972	46,437,146
Reinvestment of distributions	129,646	687,695
Cost of shares redeemed	(43,810,109)	(75,136,443)
Net increase (decrease) in net assets and shares resulting from share transactions	(17,055,491)	(28,011,602)
Total increase (decrease) in net assets	(17,065,791)	(28,019,735)
Net Assets
Beginning of period	178,987,826	207,007,561
End of period	$161,922,035	$178,987,826
Other Information
Shares
Sold	26,624,972	46,437,146
Issued in reinvestment of distributions	129,646	687,695
Redeemed	(43,810,109)	(75,136,443)
Net increase (decrease)	(17,055,491)	(28,011,602)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	–A	.003	.010	.010	.004
Net realized and unrealized gain (loss)	.001	–A	.001	–A	–A
Total from investment operations	.001	.003	.011	.010	.004
Distributions from net investment income	–A	(.003)	(.010)	(.010)	(.004)
Distributions from net realized gain	(.001)	–A	–A	–	–A
Total distributions	(.001)	(.003)	(.011)B	(.010)	(.004)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnC	.08%	.37%	1.06%	.97%	.40%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.10%	.34%	.50%	.50%	.50%
Expenses net of all reductions	.10%	.34%	.50%	.50%	.50%
Net investment income (loss)	.01%	.35%	1.03%	.96%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$161,922	$178,988	$207,008	$240,412	$284,994

 A Amount represents less than $.0005 per share.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Pennsylvania Municipal Income Fund	$519,791,521	$34,729,710	$(327,044)	$34,402,666
Fidelity Pennsylvania Municipal Money Market Fund	161,183,331	242	(242)	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$176,373	$34,402,666
Fidelity Pennsylvania Municipal Money Market Fund	–	–

The tax character of distributions paid was as follows:

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$11,922,733	$617,277	$12,540,010
Fidelity Pennsylvania Municipal Money Market Fund	16,960	119,883	136,843

December 31, 2020
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$12,331,149	$550,123	$12,881,272
Fidelity Pennsylvania Municipal Money Market Fund	674,719	53,588	728,307

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pennsylvania Municipal Income Fund	82,608,991	26,350,911

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of.25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

During the period, the investment advisor or its affiliates waived a portion of these fees for the Money Market Fund.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.10%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Pennsylvania Municipal Income Fund	–	–	–
Fidelity Pennsylvania Municipal Money Market Fund	200,000	7,295,000	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Pennsylvania Municipal Income Fund	$991

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $687,711.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Pennsylvania Municipal Income Fund	$5,160
Fidelity Pennsylvania Municipal Money Market Fund	67

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$4,981

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Pennsylvania Municipal Income Fund	.48%
Actual		$1,000.00	$1,004.90	$2.43
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Pennsylvania Municipal Money Market Fund	.09%
Actual		$1,000.00	$1,000.10	$.45**
Hypothetical-C		$1,000.00	$1,024.75	$.46**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

**If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Pennsylvania Municipal Money Market Fund	.50%
Actual		$2.52
Hypothetical-(b)		$2.55

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses.

Distributions (Unaudited)

The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pennsylvania Municipal Money Market Fund	$53,566
Fidelity Pennsylvania Municipal Income Fund	$417,639

During fiscal year ended 2021, 100% of each fund's income dividends were free from federal income tax, and 6.93% of Fidelity Pennsylvania Municipal Money Market Fund and 6.97% of Fidelity Pennsylvania Municipal Income Fund were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Fidelity Pennsylvania Municipal Money Market Fund

Because the vast majority of competitor funds' management fees do not cover expenses beyond portfolio management, in prior years, Fidelity Pennsylvania Municipal Money Market Fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by Fidelity for expenses beyond portfolio management (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. Given the fund's competitive management fee rate, Fidelity no longer calculates a hypothetical net management fee for Fidelity Pennsylvania Municipal Money Market Fund and, as a result, the chart does not include a hypothetical net management fee for periods after 2016. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2020. The Board also noted that the management fee rate was 17 BP above the Total Mapped Group median and 17 BP above the ASPG median.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.

Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that Fidelity Pennsylvania Municipal Income Fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board noted that Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio ranked above the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020. The Board noted that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Pennsylvania Municipal Money Market Fund. The Board considered that the Fund's total expense ratio was equal to its competitive medians when excluding waivers and reimbursements from both Fidelity and competitor funds.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

PFR-ANN-0322
1.540037.124

Fidelity® Ohio Municipal Income Fund

Fidelity® Ohio Municipal Money Market Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	1.52%	3.83%	3.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$14,415	Fidelity® Ohio Municipal Income Fund
$14,414	Bloomberg Municipal Bond Index

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund gained 1.52%, outpacing, net of fees, the 1.19% advance of the state-specific Bloomberg Ohio Municipal Bond Blended Index and matching the 1.52% return of the benchmark, the broadly based Bloomberg Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state index, larger exposure to lower-quality investment-grade munis contributed to the fund's relative performance. These securities (rated BBB and A) typically outpaced higher-quality bonds amid strong investor demand for higher-yielding securities. Specifically, exposure to lower-quality investment-grade bonds issued by Franklin County Convention Facilities Authority, and in the health care and higher-education sector, added value. Conversely, yield-curve positioning slightly detracted. The fund had more exposure to shorter-term bonds than the state index, and these bonds lagged longer-term securities as the yield curve flattened. Also, differences in the way fund holdings and index components were priced modestly detracted from fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2021

% of fund's net assets
Health Care	31.6
Education	20.5
General Obligations	14.5
Special Tax	9.0
Escrowed/Pre-Refunded	6.8

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	4.1%
AA,A	77.5%
BBB	8.5%
BB and Below	1.8%
Not Rated	5.5%
Short-Term Investments and Net Other Assets	2.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 99.5%
	Principal Amount	Value
Guam - 0.3%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
6.25% 10/1/34 (a)	$545,000	$588,216
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (a)	355,000	390,471
6.375% 10/1/43 (a)	355,000	383,204
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,032,399

TOTAL GUAM		2,394,290

Ohio - 99.2%
Akron Bath Copley Hosp. District Rev.:
(Children's Hosp. Med. Ctr. Proj.) Series 2012:
5% 11/15/22	1,000,000	1,017,219
5% 11/15/23	3,270,000	3,324,880
(Summa Health Sys.) Series 2016, 5% 11/15/25	1,000,000	1,154,003
Series 2016:
5% 11/15/22	2,020,000	2,097,140
5% 11/15/23	1,000,000	1,079,889
5% 11/15/26	535,000	635,165
5.25% 11/15/32	1,000,000	1,185,758
5.25% 11/15/34	1,500,000	1,775,535
5.25% 11/15/41	10,545,000	12,443,756
5.25% 11/15/46	2,650,000	3,126,840
Akron Income Tax Rev. Series 2022:
4% 12/1/22 (b)	1,025,000	1,052,673
4% 12/1/23 (b)	1,025,000	1,087,521
4% 12/1/24 (b)	1,075,000	1,172,121
4% 12/1/25 (b)	1,400,000	1,563,443
4% 12/1/26 (b)	1,120,000	1,278,840
4% 12/1/27 (b)	1,180,000	1,372,520
4% 12/1/28 (b)	1,380,000	1,632,650
4% 12/1/29 (b)	1,500,000	1,799,968
4% 12/1/30 (b)	1,210,000	1,439,735
4% 12/1/31 (b)	1,105,000	1,310,732
4% 12/1/32 (b)	1,285,000	1,511,062
4% 12/1/33 (b)	1,300,000	1,526,422
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,711,977
5% 8/1/42	4,175,000	5,007,257
Series 2020 A:
4% 12/1/40	7,000,000	8,174,697
5% 12/1/35	750,000	954,925
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.) Series 2016 A, 5% 2/15/41	3,005,000	3,469,845
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	3,995,000	4,350,838
Beavercreek City School District Series 2015, 5% 12/1/29 (Pre-Refunded to 12/1/24 @ 100)	1,500,000	1,700,159
Bowling Green Univ. Gen. Receipts Series 2016 A, 5% 6/1/42	1,000,000	1,151,316
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2:
4% 6/1/37	2,000,000	2,339,997
4% 6/1/38	1,000,000	1,166,351
4% 6/1/39	1,000,000	1,162,468
4% 6/1/48	5,750,000	6,465,281
5% 6/1/27	1,000,000	1,212,159
5% 6/1/35	2,000,000	2,524,165
5% 6/1/36	2,000,000	2,513,442
Butler County Hosp. Facilities Rev. Series 2016 X, 5% 5/15/32	3,950,000	5,356,765
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	8,535,000	10,200,595
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) Series 2014, 5% 12/15/26 (Pre-Refunded to 12/15/24 @ 100)	4,000,000	4,540,859
Cincinnati Gen. Oblig. Series 2015, 5.25% 12/1/29 (Pre-Refunded to 6/1/25 @ 100)	4,285,000	4,980,915
Cleveland Arpt. Sys. Rev.:
Series 2018 A:
5% 1/1/22 (a)	2,550,000	2,550,000
5% 1/1/43 (FSA Insured) (a)	1,750,000	2,117,530
5% 1/1/48 (FSA Insured) (a)	3,000,000	3,619,799
Series 2019 B:
5% 1/1/22 (a)	1,000,000	1,000,000
5% 1/1/23 (a)	1,200,000	1,255,541
5% 1/1/24 (a)	1,200,000	1,304,523
5% 1/1/25 (a)	1,125,000	1,266,936
5% 1/1/26 (a)	710,000	824,918
5% 1/1/27 (a)	700,000	836,160
Cleveland Gen. Oblig.:
Series 2012:
5% 12/1/25	25,000	26,073
5% 12/1/25 (Pre-Refunded to 12/1/22 @ 100)	2,325,000	2,427,301
Series 2015:
5% 12/1/26	1,500,000	1,756,662
5% 12/1/27	2,000,000	2,335,451
5% 12/1/29	1,250,000	1,455,443
Series C, 5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,057,219
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47 (Pre-Refunded to 6/1/23 @ 100)	3,000,000	3,177,696
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/29	600,000	744,418
5% 10/1/30	420,000	520,198
5% 10/1/31	650,000	805,055
5% 10/1/33	600,000	740,933
5% 10/1/36	700,000	861,106
5% 10/1/39	2,040,000	2,498,627
5% 10/1/43	5,000,000	6,087,823
Cleveland Muni. School District:
Series 2013, 5% 12/1/24	1,255,000	1,308,643
Series 2015 A:
5% 12/1/24	3,725,000	3,967,425
5% 12/1/27	1,750,000	1,861,327
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016:
5% 11/15/34	1,190,000	1,376,209
5% 11/15/35	1,245,000	1,438,787
5% 11/15/36	450,000	519,672
5% 11/15/45	2,000,000	2,288,328
Cleveland Pub. Library Facilities Series 2019 A:
4% 12/1/33	425,000	509,219
4% 12/1/34	370,000	442,463
4% 12/1/35	620,000	740,525
4% 12/1/36	1,400,000	1,669,757
4% 12/1/37	1,115,000	1,327,128
4% 12/1/38	650,000	772,411
Cleveland Pub. Pwr. Sys. Rev.:
Series 2018:
5% 11/15/23 (FSA Insured)	360,000	391,079
5% 11/15/24 (FSA Insured)	475,000	535,436
5% 11/15/25 (FSA Insured)	200,000	233,372
5% 11/15/26 (FSA Insured)	265,000	318,944
5% 11/15/27 (FSA Insured)	220,000	271,704
5% 11/15/28 (FSA Insured)	150,000	186,749
5% 11/15/29 (FSA Insured)	210,000	259,843
5% 11/15/30 (FSA Insured)	530,000	651,542
5% 11/15/32 (FSA Insured)	365,000	446,562
5% 11/15/34 (FSA Insured)	785,000	957,742
5% 11/15/36 (FSA Insured)	1,000,000	1,217,366
5% 11/15/38 (FSA Insured)	830,000	1,007,431
Series 2020 A:
4% 11/15/35 (FSA Insured)	1,000,000	1,181,167
4% 11/15/36 (FSA Insured)	1,000,000	1,179,428
4% 11/15/37 (FSA Insured)	1,000,000	1,177,037
Cleveland Wtr. Rev.:
Series 2015 Y, 4% 1/1/28	650,000	692,696
Series 2020:
5% 1/1/29	1,100,000	1,402,592
5% 1/1/30	2,000,000	2,602,555
5% 1/1/31	2,250,000	2,907,670
5% 1/1/32	1,000,000	1,288,479
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	4,237,557
Columbus City School District Series 2016 A, 5% 12/1/31	5,000,000	5,902,637
Columbus Gen. Oblig. Series 2014 A, 4% 2/15/28	5,000,000	5,353,807
Cuyahoga County Econ. Dev. Rev.:
(The Cleveland Orchestra Proj.) Series 2019:
5% 1/1/29	325,000	399,569
5% 1/1/30	250,000	309,021
5% 1/1/31	525,000	645,979
5% 1/1/32	500,000	613,510
5% 1/1/33	400,000	489,967
5% 1/1/34	300,000	366,966
5% 1/1/35	500,000	610,495
5% 1/1/36	440,000	535,999
5% 1/1/37	400,000	486,350
5% 1/1/39	1,400,000	1,696,842
5% 1/1/40	1,620,000	1,960,732
Series 2020 D:
5% 12/1/26	4,000,000	4,820,580
5% 12/1/27	2,500,000	3,086,153
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	2,033,733
5% 2/15/27	1,700,000	2,030,439
5% 2/15/28	2,385,000	2,832,164
5% 2/15/30	3,000,000	3,544,557
5% 2/15/31	1,500,000	1,767,582
5% 2/15/32	1,450,000	1,707,787
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,185,263
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/23 (Pre-Refunded to 12/1/22 @ 100)	1,395,000	1,442,761
4% 12/1/24 (Pre-Refunded to 12/1/22 @ 100)	1,490,000	1,541,014
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,500,000	2,847,657
5% 12/1/51	6,000,000	6,780,704
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,407,287
5% 12/1/26	3,045,000	3,417,843
5% 12/1/32 (Pre-Refunded to 12/1/24 @ 100)	5,920,000	6,709,960
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	3,600,000	4,085,526
Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (c)	2,580,000	2,739,519
Series 2016 C:
4% 11/1/40	3,000,000	3,425,885
5% 11/1/33	2,610,000	3,168,501
5% 11/1/34	2,155,000	2,615,216
Franklin County Ohio Sales Tax R Series 2018, 5% 6/1/48	5,920,000	7,245,085
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	720,000	874,112
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,078,502
5% 12/1/27	3,825,000	4,122,993
Hamilton County Healthcare Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,055,632
5.25% 6/1/27	3,000,000	3,055,007
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,499,151
5% 1/1/36	3,450,000	3,799,166
Hamilton County Hosp. Facilities Rev. Series 2014, 5% 2/1/44	775,000	836,811
Kent State Univ. Revs.:
Series 2016, 5% 5/1/30	1,125,000	1,321,142
Series 2020 A:
5% 5/1/45	1,250,000	1,557,648
5% 5/1/50	1,700,000	2,108,785
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	770,000	890,598
5% 8/15/45 (Pre-Refunded to 8/15/25 @ 100)	11,000,000	12,722,816
Lakewood City School District Series 2014 C, 5% 12/1/25	1,300,000	1,471,851
Lancaster City School District Series 2012, 5% 10/1/49 (Pre-Refunded to 10/1/22 @ 100)	140,000	144,992
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (c)	6,235,000	7,018,252
Series 2019:
5% 2/1/22	200,000	200,708
5% 2/1/23	100,000	104,949
5% 8/1/24	655,000	728,465
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/45	5,500,000	6,719,179
5% 8/1/49	1,750,000	2,131,434
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,244,432
Miamisburg City School District Series 2016:
5% 12/1/28	500,000	583,441
5% 12/1/29	300,000	350,064
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	536,561
5% 12/1/28	1,400,000	1,605,792
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021:
4% 8/1/37	1,125,000	1,337,012
4% 8/1/41	850,000	1,002,287
4% 8/1/51	2,000,000	2,323,318
5% 8/1/32	750,000	980,181
5% 8/1/36	1,225,000	1,581,978
5% 8/1/38	1,000,000	1,286,237
5% 8/1/39	1,100,000	1,412,071
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/44	4,005,000	4,147,869
5% 2/15/48	3,495,000	3,616,035
North Olmsted City School District Series 2015 A:
5% 12/1/27 (Pre-Refunded to 12/1/23 @ 100)	220,000	239,687
5% 12/1/28 (Pre-Refunded to 12/1/23 @ 100)	365,000	397,662
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/32	1,625,000	1,984,443
5% 10/1/33	1,500,000	1,829,654
5% 10/1/35	1,450,000	1,764,481
5% 10/1/36	1,250,000	1,519,278
5% 10/1/37	1,430,000	1,735,432
Ohio Gen. Oblig. Series 2016 A, 5% 2/1/31	4,255,000	4,944,961
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.):
Series 2016, 5% 12/1/40	2,000,000	2,387,871
Series 2019 B:
5% 12/1/37	835,000	1,060,330
5% 12/1/38	1,100,000	1,394,636
5% 12/1/39	775,000	980,858
(Denison Univ. 2015 Proj.) Series 2015:
5% 11/1/28	1,465,000	1,666,457
5% 11/1/29	1,325,000	1,506,752
5% 11/1/30	2,285,000	2,598,607
(Denison Univ. 2021 Proj.) Series 2021:
4% 11/1/39	400,000	476,933
4% 11/1/45	900,000	1,057,213
5% 11/1/30	300,000	394,953
5% 11/1/33	300,000	393,860
5% 11/1/35	300,000	392,457
5% 11/1/41	300,000	387,831
(Denison Univ., Proj.) Series 2017 B, 5% 11/1/26	1,505,000	1,807,730
(Kenyon College 2015 Proj.) Series 2015, 5% 7/1/41	5,100,000	5,789,534
(Kenyon College 2016 Proj.) Series 2016, 5% 7/1/42	4,000,000	4,670,561
(Kenyon College 2020 Proj.) Series 2020:
5% 7/1/38	2,500,000	3,163,595
5% 7/1/39	2,640,000	3,334,534
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	453,297
4% 7/1/37	450,000	509,209
5% 7/1/28	400,000	483,951
5% 7/1/29	735,000	888,092
5% 7/1/30	300,000	361,933
5% 7/1/31	400,000	481,695
5% 7/1/33	650,000	780,485
5% 7/1/35	1,550,000	1,856,819
5% 7/1/42	1,400,000	1,661,527
(The College of Wooster 2018 Proj.) Series 2018:
5% 9/1/33	1,445,000	1,779,317
5% 9/1/45	4,255,000	5,164,397
(Univ. of Dayton 2018 Proj.) Series A, 5% 12/1/48	1,000,000	1,204,745
(Univ. of Dayton 2020 Proj.) Series 2020:
4% 2/1/36	900,000	1,058,096
5% 2/1/34	1,000,000	1,267,512
5% 2/1/35	800,000	1,012,098
(Univ. of Dayton Proj.):
Series 2013:
5% 12/1/23	540,000	562,932
5% 12/1/24	585,000	609,856
5% 12/1/25	1,000,000	1,042,440
5% 12/1/26	1,195,000	1,245,495
5% 12/1/27	2,300,000	2,396,807
Series 2018 B:
4% 12/1/33	1,155,000	1,333,106
5% 12/1/23	1,000,000	1,083,476
5% 12/1/25	1,065,000	1,237,353
5% 12/1/27	1,000,000	1,224,784
5% 12/1/29	1,310,000	1,613,490
5% 12/1/31	1,130,000	1,388,643
5% 12/1/35	1,000,000	1,225,741
5% 12/1/36	1,000,000	1,224,312
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,135,318
5% 5/1/28	1,000,000	1,131,210
5% 5/1/29	855,000	966,124
5% 5/1/31	1,005,000	1,130,004
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (c)	5,000,000	5,151,564
Series 2019, 4% 10/1/49	3,270,000	3,668,096
Ohio Hosp. Facilities Rev.:
Series 2017 A, 5% 1/1/32	2,000,000	2,467,655
Series 2019 B, 4% 1/1/40	3,000,000	3,492,413
Series 2021 B:
5% 1/1/28	3,500,000	4,338,656
5% 1/1/29	4,150,000	5,265,874
5% 1/1/30	2,500,000	3,235,452
5% 1/1/31	2,180,000	2,877,614
5% 1/1/32	1,580,000	2,127,319
5% 1/1/33	2,410,000	3,235,017
5% 1/1/34	2,425,000	3,246,675
5% 1/1/35	230,000	307,210
5% 1/1/36	540,000	718,550
5% 1/1/37	250,000	331,854
5% 1/1/38	855,000	1,132,754
5% 1/1/39	925,000	1,222,870
Ohio Hosp. Rev.:
Series 2013 A:
5% 1/15/27	5,000,000	5,224,273
5% 1/15/28	720,000	752,295
Series 2016 A, 5% 1/15/41	5,000,000	5,747,446
Series 2020 A, 4% 1/15/50	1,000,000	1,137,556
Series 2020:
4% 11/15/37	1,025,000	1,177,684
4% 11/15/39	1,115,000	1,277,267
4% 11/15/41	1,175,000	1,340,746
5% 11/15/33	1,270,000	1,594,612
5% 11/15/35	1,465,000	1,827,828
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.):
Series 2017 B, 4.5% 3/1/47 (a)	440,000	474,435
Series 2019 B, 4.5% 3/1/50	5,520,000	6,113,461
Series 2021 C, 3.25% 3/1/51	8,000,000	8,758,289
Ohio Parks & Recreation Cap. Facilities (Parks and Recreation Impt. Fund Proj.) Series 2022 A:
5% 12/1/27 (b)	1,325,000	1,642,402
5% 12/1/28 (b)	1,325,000	1,681,938
5% 12/1/29 (b)	1,500,000	1,944,484
5% 12/1/30 (b)	1,600,000	2,124,148
5% 12/1/31 (b)	1,000,000	1,357,282
Ohio Spl. Oblig.:
(Administrative Bldg. Fund Projs.) Series 2020 B, 5% 4/1/39	1,865,000	2,375,059
(Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 4/1/29	2,535,000	3,065,182
5% 4/1/30	2,250,000	2,714,036
5% 4/1/31	2,000,000	2,410,849
5% 4/1/32	1,115,000	1,341,569
5% 4/1/33	1,850,000	2,223,255
5% 4/1/34	1,000,000	1,200,439
5% 4/1/35	2,395,000	2,871,601
Series 2020 A:
5% 2/1/27	1,325,000	1,608,090
5% 2/1/28	1,865,000	2,318,105
5% 2/1/29	2,875,000	3,661,587
5% 2/1/30	1,045,000	1,359,596
Series 2021 A:
5% 4/1/34	1,430,000	1,880,789
5% 4/1/35	1,660,000	2,179,002
5% 4/1/37	1,680,000	2,194,841
5% 4/1/38	1,000,000	1,304,097
5% 4/1/39	1,000,000	1,301,481
5% 4/1/40	1,110,000	1,442,204
5% 4/1/41	750,000	972,234
Ohio State Univ. Gen. Receipts:
(Multiyear Debt Issuance Prog.) Series 2020 A:
5% 12/1/26	6,770,000	8,184,291
5% 12/1/27	6,845,000	8,503,322
Series 2013 A:
5% 6/1/28	2,000,000	2,124,744
5% 6/1/38	3,500,000	3,709,368
Series 2020 A, 5% 12/1/28	7,010,000	8,931,398
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	5,792,400
(Infrastructure Projs.) Series A3, 0% 2/15/37	400,000	160,081
Series A:
5% 2/15/46	7,500,000	9,677,283
5% 2/15/51	4,000,000	5,133,581
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,146,574
Olentangy Local School District Series 2016, 5% 12/1/32	1,275,000	1,488,312
Port Auth. Econ. Dev. Rev.:
(Univ. of Northwestern Ohio Proj.) Series 2021, 4% 12/1/35	1,300,000	1,480,667
Series 2021, 4% 12/1/31	710,000	803,562
Reynoldsburg City School District Series 2015, 4% 12/1/30	2,375,000	2,633,959
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019, 5% 12/1/49	2,000,000	2,449,025
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/24	1,000,000	1,093,281
5% 2/15/28	5,030,000	5,883,684
5% 2/15/30	3,860,000	4,491,324
5% 2/15/32	2,550,000	2,960,467
5% 2/15/33	2,460,000	2,852,084
5% 2/15/34	4,450,000	5,154,873
South-Western City School District Franklin & Pickway County (Intercept) Series 2012, 5% 12/1/36 (Pre-Refunded to 6/1/22 @ 100)	400,000	407,928
Univ. of Akron Gen. Receipts Series 2016 A:
5% 1/1/23	460,000	481,008
5% 1/1/25	1,025,000	1,159,210
5% 1/1/33	5,000,000	5,895,652
Univ. of Cincinnati Gen. Receipts:
Series 2012 C:
4% 6/1/28	10,000	10,285
4% 6/1/28 (Pre-Refunded to 12/1/22 @ 100)	1,990,000	2,057,206
Series 2016 A:
5% 6/1/32	745,000	880,822
5% 6/1/33	800,000	944,912
5% 6/1/34	585,000	690,285
Series 2016 C, 5% 6/1/41	2,585,000	3,051,066
Univ. of Toledo Gen. Receipts Series 2018 A:
5% 6/1/26	600,000	706,036
5% 6/1/27	350,000	423,119
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,711,474
5% 12/1/25	1,500,000	1,751,588
5% 12/1/26	1,890,000	2,275,698
5% 12/1/27	1,340,000	1,656,786
5% 12/1/28	1,400,000	1,717,884
5% 12/1/29	825,000	1,003,850
5% 12/1/30	1,700,000	2,060,477
5% 12/1/31	750,000	906,866
Wood County Hosp. Facilities Rev. (Wood County Hosp. Proj.) Series 2012:
5% 12/1/27 (Pre-Refunded to 12/1/22 @ 100)	2,330,000	2,431,996
5% 12/1/27 (Pre-Refunded to 12/1/22 @ 100)	1,170,000	1,221,217
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	1,325,000	1,383,002
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	675,000	704,548
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	85,000	88,721
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	40,000	41,751
Wright State Univ. Gen. Receipts:
Series 2021 A, 5% 5/1/26 (Build America Mutual Assurance Insured)	1,100,000	1,295,872
Series 2022 A:
5% 5/1/23 (Build America Mutual Assurance Insured) (b)	520,000	549,372
5% 5/1/24 (Build America Mutual Assurance Insured) (b)	540,000	594,138
5% 5/1/25 (Build America Mutual Assurance Insured) (b)	490,000	558,184
5% 5/1/26 (Build America Mutual Assurance Insured) (b)	520,000	611,015
5% 5/1/27 (Build America Mutual Assurance Insured) (b)	545,000	657,492
5% 5/1/28 (Build America Mutual Assurance Insured) (b)	565,000	698,531
5% 5/1/29 (Build America Mutual Assurance Insured) (b)	600,000	757,636
5% 5/1/30 (Build America Mutual Assurance Insured) (b)	235,000	302,124
5% 5/1/31 (Build America Mutual Assurance Insured) (b)	250,000	327,212
5% 5/1/32 (Build America Mutual Assurance Insured) (b)	260,000	347,262

TOTAL OHIO		711,297,515

TOTAL MUNICIPAL BONDS
(Cost $673,178,680)		713,691,805
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $673,178,680)		713,691,805
NET OTHER ASSETS (LIABILITIES) - 0.5%		3,553,966
NET ASSETS - 100%		$717,245,771

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$713,691,805	$--	$713,691,805	$--
Total Investments in Securities:	$713,691,805	$--	$713,691,805	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	31.6%
Education	20.5%
General Obligations	14.5%
Special Tax	9.0%
Escrowed/Pre-Refunded	6.8%
Transportation	5.0%
Others* (Individually Less Than 5%)	12.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $673,178,680)		$713,691,805
Cash		28,435,754
Receivable for fund shares sold		242,402
Interest receivable		6,705,451
Prepaid expenses		716
Other receivables		3,021
Total assets		749,079,149
Liabilities
Payable for investments purchased on a delayed delivery basis	$30,759,581
Payable for fund shares redeemed	294,133
Distributions payable	450,917
Accrued management fee	207,376
Other affiliated payables	75,041
Other payables and accrued expenses	46,330
Total liabilities		31,833,378
Net Assets		$717,245,771
Net Assets consist of:
Paid in capital		$676,647,377
Total accumulated earnings (loss)		40,598,394
Net Assets		$717,245,771
Net Asset Value, offering price and redemption price per share ($717,245,771 ÷ 57,556,485 shares)		$12.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$17,896,794
Expenses
Management fee	$2,485,797
Transfer agent fees	696,204
Accounting fees and expenses	163,220
Custodian fees and expenses	6,502
Independent trustees' fees and expenses	2,133
Registration fees	24,809
Audit	51,580
Legal	708
Miscellaneous	3,330
Total expenses before reductions	3,434,283
Expense reductions	(12,967)
Total expenses after reductions		3,421,316
Net investment income (loss)		14,475,478
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		253,604
Total net realized gain (loss)		253,604
Change in net unrealized appreciation (depreciation) on investment securities		(3,814,007)
Net gain (loss)		(3,560,403)
Net increase (decrease) in net assets resulting from operations		$10,915,075

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,475,478	$15,721,121
Net realized gain (loss)	253,604	4,793,257
Change in net unrealized appreciation (depreciation)	(3,814,007)	7,101,157
Net increase (decrease) in net assets resulting from operations	10,915,075	27,615,535
Distributions to shareholders	(14,819,628)	(20,422,882)
Share transactions
Proceeds from sales of shares	107,404,517	110,098,297
Reinvestment of distributions	9,334,614	13,113,255
Cost of shares redeemed	(97,656,138)	(101,285,296)
Net increase (decrease) in net assets resulting from share transactions	19,082,993	21,926,256
Total increase (decrease) in net assets	15,178,440	29,118,909
Net Assets
Beginning of period	702,067,331	672,948,422
End of period	$717,245,771	$702,067,331
Other Information
Shares
Sold	8,586,036	8,882,203
Issued in reinvestment of distributions	747,188	1,055,135
Redeemed	(7,810,213)	(8,262,670)
Net increase (decrease)	1,523,011	1,674,668

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.53	$12.38	$11.89	$12.20	$11.91
Income from Investment Operations
Net investment income (loss)A	.253	.287	.319	.321	.330
Net realized and unrealized gain (loss)	(.064)	.235	.515	(.279)	.377
Total from investment operations	.189	.522	.834	.042	.707
Distributions from net investment income	(.253)	(.287)	(.319)	(.321)	(.330)
Distributions from net realized gain	(.006)	(.085)	(.025)	(.031)	(.087)
Total distributions	(.259)	(.372)	(.344)	(.352)	(.417)
Net asset value, end of period	$12.46	$12.53	$12.38	$11.89	$12.20
Total ReturnB	1.52%	4.28%	7.08%	.39%	6.03%
Ratios to Average Net AssetsC,D
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.02%	2.31%	2.60%	2.70%	2.73%
Supplemental Data
Net assets, end of period (000 omitted)	$717,246	$702,067	$672,948	$616,306	$677,359
Portfolio turnover rateE	6%	20%	10%	11%	24%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2021

Days	% of fund's investments 12/31/21
1 - 7	81.0
8 - 30	0.7
31 - 60	10.5
61 - 90	0.7
91 - 180	4.7
> 180	2.4

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2021
Variable Rate Demand Notes (VRDNs)	32.2%
Tender Option Bond	47.5%
Other Municipal Security	12.8%
Investment Companies	8.4%
Net Other Assets (Liabilities)*	(0.9)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

12/31/21
Fidelity® Ohio Municipal Money Market Fund	0.01%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending December 31, 2021, the most recent period shown in the table, would have been (0.38)%.

Fidelity® Ohio Municipal Money Market Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Variable Rate Demand Note - 32.2%
	Principal Amount	Value
Alabama - 0.7%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.18% 1/7/22, VRDN (a)(b)	$1,260,000	$1,260,000
Arkansas - 0.6%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 0.17% 1/7/22, VRDN (a)(b)	1,100,000	1,100,000
Kansas - 0.6%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.):
Series 2007 A, 0.19% 1/7/22, VRDN (b)	300,000	300,000
Series 2007 B, 0.19% 1/7/22, VRDN (b)	100,000	100,000
St. Mary's Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 0.15% 1/7/22, VRDN (b)	700,000	700,000
		1,100,000
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1, 0.15% 1/7/22, VRDN (b)	300,000	300,000
Nebraska - 0.4%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.18% 1/7/22, VRDN (a)(b)	700,000	700,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 0.17% 1/7/22, VRDN (a)(b)	200,000	200,000
Ohio - 28.7%
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 0.14% 1/7/22, LOC Northern Trust Co., VRDN (b)	11,935,000	11,935,000
Franklin County Hosp. Facilities Rev. Series 2009 B, 0.08% 1/7/22 (Liquidity Facility Barclays Bank PLC), VRDN (b)	1,230,000	1,230,000
Hamilton County Healthcare Facilities Rev. (The Children's Home of Cincinnati Proj.) Series 2009, 0.12% 1/7/22, LOC U.S. Bank NA, Cincinnati, VRDN (b)	2,435,000	2,435,000
Hamilton County Hosp. Facilities Rev. (Elizabeth Gamble Deaconess Home Assoc. Proj.) Series 2002 B, 0.1% 1/7/22, LOC PNC Bank NA, VRDN (b)	1,400,000	1,400,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 0.15% 1/7/22, LOC Citizens Bank NA, VRDN (b)	8,525,000	8,525,000
Ohio Cap. Facilities Lease (Adult Correctional Bldg. Fund Proj.) Series 2019 C, 0.1% 1/7/22, VRDN (b)	2,500,000	2,500,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. Series 2016 G, 0.09% 1/7/22 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	14,035,000	14,035,000
Ohio State Univ. Gen. Receipts Series 2014 B1:
0.1% 1/7/22, VRDN (b)	3,050,000	3,050,000
0.1% 1/7/22, VRDN (b)	4,500,000	4,500,000
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. Series 2016 A, 0.08% 1/7/22 (Liquidity Facility TD Banknorth, NA), VRDN (b)	3,500,000	3,500,000
		53,110,000
West Virginia - 0.9%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. Amos Proj.) Series 2008 B, 0.2% 1/7/22, VRDN (a)(b)	100,000	100,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 0.19% 1/7/22, VRDN (a)(b)	1,600,000	1,600,000
		1,700,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $59,470,000)		59,470,000

Tender Option Bond - 47.5%
Colorado - 0.0%
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Connecticut - 0.2%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 016, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	100,000	100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	200,000	200,000
		300,000
Florida - 0.2%
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)(e)	100,000	100,000
Lee County Arpt. Rev. Participating VRDN Series XF 11 26, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
Tampa-Hillsborough County Expressway Auth. Rev. Bonds Series G-113, 0.3%, tender 7/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		400,000
Kentucky - 0.2%
CommonSpirit Health Participating VRDN Series MIZ 90 21, 0.18% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	200,000	200,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		300,000
North Dakota - 0.0%
Grand Forks Health Care Sys. Rev. Participating VRDN Series 2021 XG 03 44, 0.19% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	100,000	100,000
Ohio - 46.6%
Allen County Hosp. Facilities Rev. Participating VRDN Series Floaters XF 25 16, 0.19% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	4,340,000	4,340,000
CommonSpirit Health Participating VRDN Series MIZ 90 20, 0.18% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	2,200,000	2,200,000
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 0.2% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	4,100,000	4,100,000
Euclid City School District Participating VRDN Series G-39, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	2,100,000	2,100,000
Franklin County Hosp. Facilities Rev. Participating VRDN Series 15 XF0244, 0.14% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	2,670,000	2,670,000
Hamilton County Healthcare Facilities Rev. Participating VRDN Series XF 10 50, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,300,000	2,300,000
Hamilton County Hosp. Facilities Rev. Participating VRDN Series XF 28 89, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	2,300,000	2,300,000
Miami County Hosp. Facilities Rev. Participating VRDN Series Floaters XG 02 25, 0.14% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	6,000,000	6,000,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 003, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	7,900,000	7,900,000
Montgomery County Hosp. Rev. Participating VRDN:
Series Floaters E 132, 0.13% 1/7/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(e)	6,800,000	6,800,000
Series XX 11 33, 0.14% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	1,365,000	1,365,000
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Participating VRDN:
Series Floaters XF 07 18, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	3,750,000	3,750,000
Series Floaters ZF 06 70, 0.13% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	3,100,000	3,100,000
Ohio Gen. Oblig. Participating VRDN Series Floaters XF 25 91, 0.12% 1/7/22 (Liquidity Facility Citibank NA) (b)(c)(e)	4,000,000	4,000,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series XG 00 69, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)(e)	2,500,000	2,500,000
Ohio Hosp. Rev. Participating VRDN:
Series 002, 0.22% 2/11/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	3,300,000	3,300,000
Series 2021 XG 03 39, 0.15% 1/7/22 (Liquidity Facility Bank of America NA) (b)(c)(e)	1,250,000	1,250,000
Series XF 09 67, 0.15% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	2,100,000	2,100,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. Participating VRDN Series Floaters XF 27 83, 0.13% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(e)	2,265,000	2,265,000
Ohio State Univ. Gen. Receipts Participating VRDN Series ZF 29 51, 0.13% 1/7/22 (Liquidity Facility Barclays Bank PLC) (b)(c)(e)	1,500,000	1,500,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	2,000,000	2,000,000
The Cleveland Clinic Foundation Participating VRDN Series Floaters XF 05 73, 0.15% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (b)(c)(e)	5,980,000	5,980,000
Univ. of Cincinnati Gen. Receipts Participating VRDN:
Series Floaters XF 24 38, 0.13% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	4,000,000	4,000,000
Series Floaters ZM 06 46, 0.13% 1/7/22 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(e)	4,200,000	4,200,000
Upper Arlington City School District Participating VRDN Series Floaters XF 25 92, 0.15% 1/7/22 (Liquidity Facility Citibank NA) (b)(c)(e)	4,000,000	4,000,000
		86,020,000
South Carolina - 0.0%
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
Tennessee - 0.1%
Metropolitan Nashville Arpt. Auth. Rev. Participating VRDN Series 2021 XL 01 89, 0.17% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(c)(e)	100,000	100,000
Virginia - 0.2%
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Participating VRDN Series MIZ 90 25, 0.17% 1/7/22 (Liquidity Facility Mizuho Cap. Markets Llc) (b)(c)(e)	290,000	290,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.3%, tender 8/1/22 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	100,000	100,000
		390,000
TOTAL TENDER OPTION BOND
(Cost $87,810,000)		87,810,000

Other Municipal Security - 12.8%
Massachusetts - 0.2%
Massachusetts Dev. Fin. Agcy. Elec. Util. Rev. Bonds Series 2021, 0.19% tender 1/12/22 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	300,000	300,000
Ohio - 12.6%
American Muni. Pwr. BAN:
(City of Wapakoneta Proj.) Series 2021, 1% 6/23/22 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,003,931
(Village of Carey Proj.) Series 2021, 1.25% 11/30/22 (Ohio Gen. Oblig. Guaranteed)	1,305,000	1,316,425
(Village of Grafton Proj.) Series 2021, 1% 4/14/22 (Ohio Gen. Oblig. Guaranteed)	1,230,000	1,232,736
(Village of Pioneer Proj.) Series 2021, 1.25% 12/1/22 (Ohio Gen. Oblig. Guaranteed)	1,315,000	1,326,547
Series 2021, 1% 8/11/22 (Ohio Gen. Oblig. Guaranteed)	1,220,000	1,226,153
American Muni. Pwr., Inc. Rev. Bonds:
(AMP Freemont Energy Ctr. Proj.):
Series 2012 B, 5.25% 2/15/22 (Pre-Refunded to 2/15/22 @ 100)	300,000	301,839
Series 2012:
5% 2/15/22 (Pre-Refunded to 2/15/22 @ 100)	100,000	100,573
5.25% 2/15/22 (Pre-Refunded to 2/15/22 @ 100)	650,000	653,982
Series 2012 B, 5.25% 2/15/22 (Pre-Refunded to 2/15/22 @ 100)	315,000	316,919
Series 2015 A, 5.25% 2/15/22 (Pre-Refunded to 2/15/22 @ 100)	2,650,000	2,666,352
Buckeye Tobacco Settlement Fing. Auth. Bonds Series 2007 A3, 6.25% 6/1/22 (Pre-Refunded to 6/1/22 @ 100)	1,005,000	1,029,928
Lake County Gen. Oblig. BAN Series 20201, 1% 1/13/22 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,000,262
Miamisburg Gen. Oblig. BAN Series 2021, 1.5% 6/22/22 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,006,399
Milford Exempt Village School District BAN Series 2022, 1.625% 4/5/22 (f)	1,800,000	1,806,408
Ohio Gen. Oblig. Bonds Series 2021 A:
5% 3/1/22	1,000,000	1,007,989
5% 3/1/22	1,250,000	1,259,986
Ohio Higher Edl. Facility Commission Rev. Bonds:
Series 2012 A:
5%	240,000	240,000
5%	965,000	965,000
5%	350,000	350,000
5%	900,000	900,000
Series 2021 B5, 0.13% tender 3/16/22, CP mode	1,200,000	1,200,000
Series 2021 B6, 0.1% tender 2/3/22, CP mode	1,900,000	1,900,000
Union Township Clermont County Gen. Oblig. BAN Series 2021, 0.5% 8/31/22 (Ohio Gen. Oblig. Guaranteed)	480,000	480,888
		23,292,317
TOTAL OTHER MUNICIPAL SECURITY
(Cost $23,592,317)		23,592,317
	Shares	Value

Investment Company - 8.4%
Fidelity Municipal Cash Central Fund 0.11% (g)(h)
(Cost $15,525,793)	15,523,417	15,525,793
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $186,398,110)		186,398,110
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(1,741,914)
NET ASSETS - 100%		$184,656,196

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,900,000 or 1.6% of net assets.

 (e) Coupon rates are determined by re-marketing agents based on current market conditions.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Broward County Port Facilities Rev. Bonds Series G 115, 0.35%, tender 3/1/22 (Liquidity Facility Royal Bank of Canada)	3/1/21	$100,000
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Bonds Series Floaters G 110, 0.28%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$200,000
Denver City & County Arpt. Rev. Bonds Series G-114, 0.35%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$100,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series Floaters G 25, 0.35%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000
Kentucky State Property & Buildings Commission Rev. Bonds Series G 116, 0.3%, tender 5/2/22 (Liquidity Facility Royal Bank of Canada)	5/3/21	$100,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 0.3%, tender 6/1/22 (Liquidity Facility Royal Bank of Canada)	6/1/21	$2,000,000
South Carolina Trans. Infrastructure Bank Rev. Bonds Series Floaters G 109, 0.3%, tender 4/1/22 (Liquidity Facility Royal Bank of Canada)	4/1/21	$100,000
Tampa-Hillsborough County Expressway Auth. Rev. Bonds Series G-113, 0.3%, tender 7/1/22 (Liquidity Facility Royal Bank of Canada)	7/1/21	$100,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 0.3%, tender 8/1/22 (Liquidity Facility Royal Bank of Canada)	2/1/21	$100,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$28,486,000	$55,179,001	$68,141,000	$9,262	$1,792	$--	$15,525,793	1.1%
Total	$28,486,000	$55,179,001	$68,141,000	$9,262	$1,792	$--	$15,525,793

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $170,872,317)	$170,872,317
Fidelity Central Funds (cost $15,525,793)	15,525,793
Total Investment in Securities (cost $186,398,110)		$186,398,110
Receivable for fund shares sold		20,349
Interest receivable		232,819
Distributions receivable from Fidelity Central Funds		1,405
Prepaid expenses		197
Total assets		186,652,880
Liabilities
Payable to custodian bank	$141,153
Payable for investments purchased on a delayed delivery basis	1,806,408
Payable for fund shares redeemed	3,739
Distributions payable	70
Accrued management fee	42,891
Other affiliated payables	2,423
Total liabilities		1,996,684
Net Assets		$184,656,196
Net Assets consist of:
Paid in capital		$184,656,404
Total accumulated earnings (loss)		(208)
Net Assets		$184,656,196
Net Asset Value, offering price and redemption price per share ($184,656,196 ÷ 184,333,359 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$210,770
Income from Fidelity Central Funds		9,023
Total income		219,793
Expenses
Management fee	$680,858
Transfer agent fees	270,298
Accounting fees and expenses	30,598
Custodian fees and expenses	2,510
Independent trustees' fees and expenses	594
Registration fees	19,517
Audit	34,803
Legal	201
Miscellaneous	580
Total expenses before reductions	1,039,959
Expense reductions	(839,895)
Total expenses after reductions		200,064
Net investment income (loss)		19,729
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,246
Fidelity Central Funds	1,792
Capital gain distributions from Fidelity Central Funds	239
Total net realized gain (loss)		37,277
Net increase in net assets resulting from operations		$57,006

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,729	$739,284
Net realized gain (loss)	37,277	(13,308)
Net increase in net assets resulting from operations	57,006	725,976
Distributions to shareholders	(28,814)	(739,688)
Share transactions
Proceeds from sales of shares	11,480,697	38,475,495
Reinvestment of distributions	27,621	707,955
Cost of shares redeemed	(36,694,265)	(69,296,117)
Net increase (decrease) in net assets and shares resulting from share transactions	(25,185,947)	(30,112,667)
Total increase (decrease) in net assets	(25,157,755)	(30,126,379)
Net Assets
Beginning of period	209,813,951	239,940,330
End of period	$184,656,196	$209,813,951
Other Information
Shares
Sold	11,480,697	38,475,495
Issued in reinvestment of distributions	27,621	707,955
Redeemed	(36,694,265)	(69,296,117)
Net increase (decrease)	(25,185,947)	(30,112,667)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	–A	.003	.011	.010	.004
Net realized and unrealized gain (loss)	–A	–	.001	–A	–A
Total from investment operations	–A	.003	.012	.010	.004
Distributions from net investment income	–A	(.003)	(.011)	(.010)	(.004)
Distributions from net realized gain	–A	–	(.001)	–	–A
Total distributions	–A	(.003)	(.012)	(.010)	(.004)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.02%	.32%	1.16%	.98%	.42%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.53%	.53%	.53%	.53%
Expenses net of fee waivers, if any	.10%	.38%	.53%	.53%	.52%
Expenses net of all reductions	.10%	.38%	.53%	.53%	.52%
Net investment income (loss)	.01%	.33%	1.08%	.96%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$184,656	$209,814	$239,940	$298,736	$419,110

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund's attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Ohio Municipal Income Fund	$673,174,803	$40,893,671	$(376,669)	$40,517,002
Fidelity Ohio Municipal Money Market Fund	186,398,110	481	(481)	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund	$86,379	$ 40,517,002

In addition, certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to December 31, 2021. Loss deferrals were as follows:

Capital losses
Fidelity Ohio Municipal Income Fund	$(4,987)

The tax character of distributions paid was as follows:

December 31, 2021
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$14,473,072	$346,556	$14,819,628
Fidelity Ohio Municipal Money Market Fund	19,535	9,279	28,814

December 31, 2020
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$15,719,301	$4,703,581	$20,422,882
Fidelity Ohio Municipal Money Market Fund	739,688	–	739,688

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Ohio Municipal Income Fund	115,143,964	42,472,095

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.10%	.35%
Fidelity Ohio Municipal Money Market Fund	.25%	.10%	.35%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.10%
Fidelity Ohio Municipal Money Market Fund	.14%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	.02
Fidelity Ohio Municipal Money Market Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Ohio Municipal Income Fund	–	–	–
Fidelity Ohio Municipal Money Market Fund	4,140,000	3,700,000	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Ohio Municipal Income Fund	$1,292

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $838,123.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Ohio Municipal Income Fund	$6,502

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$6,465
Fidelity Ohio Municipal Money Market Fund	1,772

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Ohio Municipal Income Fund	.48%
Actual		$1,000.00	$1,002.50	$2.42
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Ohio Municipal Money Market Fund	.09%
Actual		$1,000.00	$1,000.10	$.45-D
Hypothetical-C		$1,000.00	$1,024.75	$.46-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

 D If certain fees were not voluntarily waived by the investment adviser or its affiliates during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Ohio Municipal Money Market Fund	.52%
Actual		$2.62
Hypothetical-(b)		$2.65

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Ohio Municipal Income Fund	$237,120
Fidelity Ohio Municipal Money Market Fund	$7,993

During fiscal year ended 2021, 100% of each fund's income dividends were free from federal income tax, and 2.39% and 12.01% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Fidelity Ohio Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national municipal money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers an Ohio money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2020. The Board also noted that the management fee rate was two BP above the Total Mapped Group median and two BP above the ASPG median.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that Fidelity Ohio Municipal Income Fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board noted that Fidelity Ohio Municipal Money Market Fund's total expense ratio ranked above the similar sales load structure group competitive median for 2020 and above the ASPG competitive median for 2020. The Board noted that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Ohio Municipal Money Market Fund. The Board considered that the Fund's total expense ratio was 3 BP above its competitive medians when excluding waivers and reimbursements from both Fidelity and competitor funds.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

OFF-ANN-0322
1.540019.124

Fidelity Flex® Funds

Fidelity Flex® Conservative Income Municipal Bond Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® Conservative Income Municipal Bond Fund	0.45%	1.46%

 A From October 12, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Conservative Income Municipal Bond Fund on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,630	Fidelity Flex® Conservative Income Municipal Bond Fund
$10,598	Bloomberg Municipal Bond 1 Year (1-2 Y) Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Manager Elizah McLaughlin, Michael Maka and Ryan Brogan:  For 2021, the fund returned 0.45%, roughly in line, net of fees, with the 0.21% return of the Composite index, an equal-weighted blend of the benchmark, the Bloomberg Municipal Bond 1 Year (1-2Y) Index, and the iMoneyNet All Tax-Free National Retail Money Market Funds Average™. In managing the fund the past 12 months, we continued to pursue our long-held strategy of trying to capture a high level of current income consistent with preservation of capital. Our ongoing emphasis on higher-yielding fixed- and variable-rate securities (rated A and BBB) added value. Securities in these credit-quality tiers generally outpaced the index, providing incremental income to the fund and generating above-average price returns for the year. Our simultaneous underweighting in highly rated sectors, including pre-refunded bonds and high-quality state general-obligation securities, also helped. Conversely, yield-curve positioning detracted from the fund's relative result. Specifically, overweighting securities with maturities beyond two years detracted versus the index, as they lagged shorter-term securities for the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2021, Cormac Cullen, Michael Maka and Ryan Brogan assumed co-management responsibilities for the fund. On January 3, 2022, Robert Mandeville and Doug McGinley came off the fund.

Investment Summary (Unaudited)

Maturity Diversification as of December 31, 2021

% of fund's investments
1 - 7	43.8
8 - 30	1.1
31 - 60	3.7
61 - 90	0.1
91 - 180	7.7
> 180	43.6

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Top Five States as of December 31, 2021

% of fund's net assets
Texas	12.4
Illinois	8.6
New York	8.3
Louisiana	8.0
New Jersey	7.8

Top Five Sectors as of December 31, 2021

% of fund's net assets
Industrial Development	19.5
Transportation	15.9
Synthetics	13.3
Health Care	9.9
General Obligations	8.9

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	2.3%
AA,A	42.4%
BBB	7.3%
Not Rated	0.3%
Short-Term Investments and Net Other Assets	47.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 52.6%
	Principal Amount	Value
Alabama - 0.4%
Black Belt Energy Gas District:
Bonds Series 2017 A, 4%, tender 7/1/22 (a)	$250,000	$253,569
Series A, 4% 6/1/22	115,000	116,695
Southeast Alabama Gas Supply District Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (a)	145,000	155,458

TOTAL ALABAMA		525,722

Arizona - 1.0%
Bullhead City Excise Taxes Series 2021 2, 0.6% 7/1/24	275,000	273,804
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (a)	160,000	164,904
Series 2019, 5%, tender 6/3/24 (a)(b)	100,000	110,350
Maricopa County Rev.:
Bonds Series 2019 B, SIFMA Municipal Swap Index + 0.380% 0.48%, tender 1/6/22 (a)(c)	190,000	190,056
Series 2016 A:
5% 1/1/22	100,000	100,000
5% 1/1/23	100,000	104,731
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/22 (b)	265,000	271,268
Series 2017 D, 5% 7/1/24	225,000	250,418

TOTAL ARIZONA		1,465,531

California - 3.0%
California Health Facilities Fing. Auth. Rev.:
Series 2013 A, 5% 7/1/22	180,000	184,294
Series 2014 A, 5% 10/1/22	150,000	155,375
Series 2015, 5% 11/15/22	150,000	156,303
Series 2016 A, 4% 3/1/23	300,000	313,032
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series 2021 A, 0.3%, tender 4/1/22 (a)(b)	400,000	400,086
Series 2021 B, 0.3%, tender 1/18/22 (a)(b)	100,000	100,005
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2017 A1, 0.18%, tender 1/18/22 (a)(b)(d)	1,200,000	1,200,008
California Statewide Cmntys. Dev. Auth. Series 2021, 4% 5/15/23	100,000	104,751
California Statewide Cmntys. Dev. Auth. Rev. Series 2018 A, 5% 3/1/23	110,000	116,050
Long Beach Hbr. Rev. Series 2020 B, 5% 5/15/24 (b)	150,000	165,932
Los Angeles Dept. Arpt. Rev.:
Series 2015 A, 5% 5/15/22 (b)	100,000	101,734
Series 2015, 5% 5/15/23 (b)	100,000	106,367
Series 2016 B, 5% 5/15/22 (b)	100,000	101,727
Series 2017 B, 5% 5/15/22	125,000	127,205
Series 2019 E, 4% 5/15/23	125,000	131,400
Series A, 5% 5/15/23 (b)	250,000	265,847
Northern California Pwr. Agcy. Rev. Series 2019 A, 5% 8/1/23	100,000	107,473
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2013 B, 5% 7/1/22 (Escrowed to Maturity) (b)	150,000	153,518
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2016 D, 5% 5/1/24	100,000	110,653
San Jose Int. Arpt. Rev.:
Series 2014 A, 5% 3/1/23 (Escrowed to Maturity) (b)	100,000	105,398
Series 2017 A, 5% 3/1/23 (Escrowed to Maturity) (b)	100,000	105,398

TOTAL CALIFORNIA		4,312,556

Colorado - 0.7%
Colorado Health Facilities Auth. Series 2019 A:
5% 1/1/22	320,000	320,000
5% 1/1/23	165,000	172,704
Colorado Health Facilities Auth. Rev. Series 2014 E, 5% 11/15/24	200,000	221,694
Denver City & County Arpt. Rev.:
Series 2012 A, 5% 11/15/24 (b)	100,000	103,997
Series 2012 B, 5% 11/15/22	215,000	224,053
Series 2020 B1, 5% 11/15/22 (b)	55,000	57,228

TOTAL COLORADO		1,099,676

Connecticut - 2.2%
Connecticut Gen. Oblig.:
Series 2012 E, 5% 9/15/22	210,000	217,049
Series 2016 A, 5% 3/15/24	200,000	220,236
Series 2020 A, 5% 1/15/23	145,000	152,105
Series 2022 A, 3% 1/15/23 (e)	340,000	349,614
Series E:
5% 9/1/22	175,000	180,550
5% 9/15/22	475,000	490,944
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A4, 2%, tender 2/8/22 (a)	100,000	100,174
Series 2014 A, 1.1%, tender 2/7/23 (a)	300,000	302,731
Series 2017 C2, 5%, tender 2/1/23 (a)	275,000	289,131
Series 2017 I1, 5% 7/1/22	100,000	102,320
Connecticut Hsg. Fin. Auth. Series C, 5% 11/15/23(b)	100,000	107,795
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series 2013 A, 5% 1/1/23	115,000	120,382
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A:
5% 1/1/24	150,000	157,000
5% 1/1/24	100,000	104,667
Series A, 5% 5/1/23	325,000	345,172

TOTAL CONNECTICUT		3,239,870

District Of Columbia - 0.6%
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A:
5% 10/1/23 (b)	100,000	108,060
5% 10/1/24 (b)	110,000	122,956
Series 2017 A:
5% 10/1/22 (b)	355,000	367,531
5% 10/1/24 (b)	100,000	111,778
Series 2019 A, 5% 10/1/22 (b)	5,000	5,176
Series 2019 B, 5% 10/1/22	100,000	103,560
Series 2020 A, 5% 10/1/22 (b)	85,000	88,000

TOTAL DISTRICT OF COLUMBIA		907,061

Florida - 3.2%
Broward County Arpt. Sys. Rev.:
Series 2012 P2, 5% 10/1/23	135,000	139,652
series 2012 Q1, 5% 10/1/22	125,000	129,412
Series 2015 C, 5% 10/1/22 (b)	275,000	284,602
Series 2017, 5% 10/1/23 (b)	125,000	134,984
Series 2019 B, 5% 10/1/23 (b)	100,000	107,987
Central Florida Expressway Auth. Sr. Lien Rev. Series 2017, 5% 7/1/22	115,000	117,697
Citizens Property Ins. Corp. Series 2015 A1, 5% 6/1/25	100,000	112,971
Escambia County Poll. Cont. Rev. (Gulf Pwr. Co. Proj.) Series 2003, 2.6% 6/1/23	100,000	102,954
Florida Board of Ed. Lottery Rev. Series 2012 A, 5% 7/1/22	115,000	117,766
Florida Dev. Fin. Corp. Rev. Bonds (Brightline Florida Passenger Rail Expansion Proj.) Series 2021 A, 0.3%, tender 7/1/22 (a)(b)	700,000	700,009
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A, 5% 10/1/22	180,000	185,572
Florida Muni. Pwr. Agcy. Rev. Series 2015 B, 5% 10/1/22	200,000	207,075
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2011 B, 4% 10/1/22 (b)	35,000	35,100
Series 2019 A, 5% 10/1/22 (b)	105,000	108,738
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2013 A, 5% 10/1/22	115,000	119,077
Lee County Arpt. Rev. Series 2021 A, 5% 10/1/24 (b)	55,000	61,478
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1:
5% 4/1/22	100,000	101,142
5% 4/1/23	165,000	174,492
Miami-Dade County Aviation Rev. Series 2016 A, 5% 10/1/23	230,000	248,664
Miami-Dade County Health Facilities Auth. Hosp. Rev.:
(Nicklaus Children Hosp.) Series 2017, 5% 8/1/23	320,000	343,439
(Nicklaus Children's Hosp. Proj.) Series 2021 A, 5% 8/1/22	40,000	41,117
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. of Florida Proj.) Series 2007, 0.32%, tender 11/1/22 (a)	100,000	100,026
(Waste Mgmt., Inc. Proj.) Series 2018 A, 0.475%, tender 7/1/24 (a)(b)	270,000	271,009
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D, 5% 11/1/22	100,000	103,947
Series 2015 A, 5% 5/1/23	175,000	185,765
Orlando & Orange County Expressway Auth. Rev.:
Series 2012, 5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	225,000	230,340
Series 2013 B, 5% 7/1/23	100,000	106,861
Palm Beach County School Board Ctfs. of Prtn. Series 2012 C, 5% 8/1/23	115,000	118,073

TOTAL FLORIDA		4,689,949

Georgia - 3.7%
Atlanta Arpt. Rev. Series 2019 B, 5% 7/1/24 (b)	100,000	110,769
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009 1st, 2.75%, tender 3/15/23 (a)	1,450,000	1,489,825
Series 2013, 1.55%, tender 8/19/22 (a)	100,000	100,783
Cobb County Kennestone Hosp. Auth. Rev.:
(Wellstar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/23	100,000	105,779
Series 2012:
4% 4/1/22	100,000	100,905
5% 4/1/23	100,000	105,779
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2015 A, 5% 1/1/23	245,000	256,340
Series 2019 A, 5% 1/1/23	450,000	470,828
Series 2020 A:
5% 1/1/22	100,000	100,000
5% 1/1/23	100,000	104,628
5% 1/1/24	145,000	157,963
Series 2021 A, 5% 1/1/23	145,000	151,489
Series GG, 5% 1/1/23	190,000	198,794
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 B, 1 month U.S. LIBOR + 0.750% 0.816%, tender 9/1/23 (a)(c)	450,000	452,243
Series 2018 C, 4%, tender 12/1/23 (a)	110,000	116,825
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 0.67%, tender 12/1/23 (a)(c)	930,000	936,236
Series 2019 B, 4%, tender 12/2/24 (a)	265,000	289,213
Series 2018 A, 4% 3/1/23	200,000	208,569

TOTAL GEORGIA		5,456,968

Idaho - 0.1%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. (Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/23	100,000	107,111
Illinois - 6.2%
Champaign County Cmnty. Unit Series 2020 A, 0% 1/1/24	380,000	375,238
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2021 C, 5% 12/1/23	130,000	141,555
Chicago Midway Arpt. Rev.:
Series 2014 B, 5% 1/1/23	100,000	104,721
Series 2016 A, 5% 1/1/23 (b)	100,000	104,598
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 B, 5% 1/1/22 (Escrowed to Maturity) (b)	120,000	120,000
Series 2013 B, 5% 1/1/22 (Escrowed to Maturity)	100,000	100,000
Series 2013 D, 5% 1/1/22 (Escrowed to Maturity)	215,000	215,000
Series 2015 A, 5% 1/1/24 (b)	450,000	489,196
Series 2016 C:
5% 1/1/22	270,000	270,000
5% 1/1/23	175,000	183,189
Series 2016 D, 5% 1/1/22	100,000	100,000
Series 2017 A, 5% 1/1/23	210,000	219,827
Chicago Park District Gen. Oblig. Series 2021 E, 4% 1/1/23	300,000	310,704
Cook County Gen. Oblig.:
Series 2012 C, 5% 11/15/24	100,000	103,973
Series 2021 B:
4% 11/15/22	110,000	113,565
4% 11/15/23	75,000	80,068
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 0.4%, tender 11/1/22 (a)(b)	200,000	199,870
Illinois Fin. Auth. Series 2020 A, 5% 8/15/22	100,000	102,953
Illinois Fin. Auth. Rev.:
Series 2015 A:
5% 11/15/22	245,000	255,010
5% 11/15/23	150,000	162,744
5% 11/15/24	100,000	112,571
Series 2016 A, 5% 10/1/22	200,000	207,075
Series 2016 C, 5% 2/15/24	105,000	115,239
Series 2017 A, 5% 7/15/22	115,000	117,927
Series 2019, 5% 4/1/23	100,000	105,817
Illinois Gen. Oblig.:
Series 2012:
5% 8/1/22 (FSA Insured)	100,000	102,757
5% 8/1/24	120,000	123,204
Series 2013, 5% 7/1/23	100,000	106,744
Series 2014, 5% 2/1/22	200,000	200,719
Series 2016, 5% 2/1/22	590,000	592,127
Series 2017 D:
5% 11/1/22	200,000	207,679
5% 11/1/23	200,000	216,252
Series 2018 B, 5% 5/1/22	100,000	101,539
Series 2021 A:
5% 3/1/22	100,000	100,755
5% 3/1/23	70,000	73,725
Series 2021 B, 5% 3/1/22	65,000	65,491
Illinois Sales Tax Rev. Series 2021 A:
3% 6/15/22	135,000	136,654
4% 6/15/23	260,000	273,105
4% 6/15/24	135,000	146,086
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A, 5% 12/1/22	275,000	286,806
Series 2014 D, 5% 1/1/22	175,000	175,000
Series 2018 A, 5% 1/1/23	180,000	188,423
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2008, 0% 2/1/22 (FSA Insured)	250,000	249,942
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/22	365,000	372,021
5% 6/1/23	370,000	393,754
5% 6/1/24	405,000	447,754

TOTAL ILLINOIS		8,971,377

Indiana - 0.6%
Indiana Fin. Auth. Hosp. Rev. Bonds:
Series 2011 H, 1.65%, tender 1/1/22 (a)	145,000	145,000
Series 2015 B, 1.65%, tender 1/1/22 (a)	50,000	50,000
Indiana Fin. Auth. Rev. (Butler Univ. Proj.) Series 2019, 4% 2/1/24	200,000	214,168
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A, 5% 1/1/23	100,000	104,751
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2015 I, 5% 1/1/23 (b)	205,000	214,488
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2016 A, 5%, tender 3/1/23 (a)(b)	200,000	210,716

TOTAL INDIANA		939,123

Kentucky - 1.3%
Kenton County Arpt. Board Arpt. Rev. Series 2016, 5% 1/1/23	130,000	136,137
Kentucky State Property & Buildings Commission Rev.:
Series 2016, 5% 11/1/23	675,000	731,221
Series 2018:
5% 5/1/22	375,000	380,851
5% 5/1/23	65,000	69,025
Kentucky, Inc. Pub. Energy:
Bonds Series 2019 A1, 4%, tender 6/1/25 (a)	150,000	164,440
Series A, 4% 6/1/22	325,000	329,791
Louisville & Jefferson County Series 2016 A, 5% 10/1/22	140,000	144,888

TOTAL KENTUCKY		1,956,353

Louisiana - 0.7%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/22 (FSA Insured)	100,000	101,961
Louisiana Local Govt. Envir. Facilities and Cmnty. Dev. Auth. Bonds (American Biocarbon, CT, LLC Proj.) Series 2021, 0.25%, tender 6/1/22 (a)(b)	400,000	400,016
St. Charles Parish Gulf Opportunity Zone Rev. Bonds (Valero Proj.) Series 2010, 4%, tender 6/1/22 (a)	200,000	202,932
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	100,000	101,629
State of Louisiana Grant Anticipation Rev. Series 2021, 5% 9/1/22	200,000	206,370

TOTAL LOUISIANA		1,012,908

Maine - 0.6%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2021 A:
5% 7/1/22	210,000	214,883
5% 7/1/23	625,000	667,493

TOTAL MAINE		882,376

Maryland - 0.1%
Maryland Dept. of Trans. Consolidated Trans. Rev.:
Series 2022 A, 5% 12/1/24 (e)	25,000	28,025
Series 2022 B, 5% 12/1/23 (e)	30,000	31,358
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2012 A, 3.25% 7/1/22 (Escrowed to Maturity)	100,000	101,499

TOTAL MARYLAND		160,882

Massachusetts - 3.1%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	250,000	261,520
Massachusetts Dev. Fin. Agcy. Rev.:
(Suffolk Univ. Proj.) Series 2017, 5% 7/1/22	200,000	204,550
Bonds Series S3, SIFMA Municipal Swap Index + 0.500% 0.6%, tender 1/6/22 (a)(c)	200,000	200,250
Series 2015 C, 5% 10/1/22	100,000	103,583
Series 2017 S, 5% 7/1/22	100,000	102,375
Series 2020 A, 5% 10/1/22	340,000	352,183
Series 2021 A:
5% 6/1/22	135,000	137,467
5% 6/1/23	360,000	381,797
Series Q, 5% 7/1/22	105,000	107,494
Massachusetts Edl. Fing. Auth. Rev.:
Series 2014 I, 5% 1/1/25 (b)	310,000	345,204
Series 2015 A, 5% 1/1/24 (b)	580,000	626,305
Series 2016, 5% 7/1/24 (b)	15,000	16,455
Massachusetts Gen. Oblig. Series 2021 B, 5% 11/1/23	1,195,000	1,297,740
Massachusetts Port Auth. Rev. Series 2019 C, 5% 7/1/23 (b)	150,000	160,338
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.:
Series 1997 A, 0% 1/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	115,000	113,604
Series 1997 C, 0% 1/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	120,000	119,476

TOTAL MASSACHUSETTS		4,530,341

Michigan - 1.2%
Lapeer Cmnty. Schools Series 2016, 5% 5/1/25	125,000	143,460
Michigan Fin. Auth. Rev.:
Bonds:
Series 2016 MI2, SIFMA Municipal Swap Index + 0.480% 0.58%, tender 1/6/22 (a)(c)	200,000	200,026
Series 2019 B, 3.5%, tender 11/15/22 (a)	70,000	71,893
Series 2012, 5% 11/1/22	100,000	103,989
Series 2015 A:
5% 5/15/22	150,000	152,601
5% 8/1/22	125,000	128,490
Michigan Gen. Oblig. Series 2016, 5% 3/15/23	100,000	105,554
Michigan Hosp. Fin. Auth. Rev. Series 2012 A, 5% 6/1/22	100,000	101,944
Northern Michigan Univ. Revs. Series 2021, 5% 6/1/23	415,000	442,252
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 3% 9/1/22	125,000	127,279
Wayne County Arpt. Auth. Rev. Series 2017 C, 5% 12/1/22	125,000	130,484

TOTAL MICHIGAN		1,707,972

Minnesota - 0.6%
Saint Cloud Health Care Rev. Series 2014 B, 5% 5/1/23	205,000	217,554
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2015 A, 5% 1/1/23	200,000	209,032
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A, 5% 1/1/22	410,000	410,000

TOTAL MINNESOTA		836,586

Missouri - 0.2%
Missouri Health & Edl. Facilities Rev. Series 2014 A, 5% 6/1/23	235,000	250,673
Montana - 0.1%
Montana Facility Fin. Auth. Rev. Series 2019 A, 5% 1/1/23	100,000	104,669
Nebraska - 0.6%
Lincoln Arpt. Auth. Series 2021, 5% 7/1/25 (b)	550,000	632,621
Nebraska Pub. Pwr. District Rev. Series 2015 A2, 5% 1/1/24	145,000	145,000
Omaha Pub. Pwr. District Elec. Rev. Series 2014 AA, 5% 2/1/22	100,000	100,361

TOTAL NEBRASKA		877,982

Nevada - 0.4%
Clark County School District Series 2016 A:
5% 6/15/22	215,000	219,656
5% 6/15/24	155,000	171,811
Washoe County Gas & Wtr. Facilities Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 B, 3%, tender 6/1/22 (a)	100,000	101,063
Washoe County Gas Facilities Rev. Bonds Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	100,000	100,436

TOTAL NEVADA		592,966

New Jersey - 4.3%
New Jersey Econ. Dev. Auth. Motor Vehicle Rev. Series 2017 A, 4% 7/1/22	100,000	101,784
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/24	185,000	207,711
Series 2005 N1, 5.5% 9/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	400,000	433,241
Series 2012 II, 5% 3/1/22	400,000	403,000
Series 2013 NN 5% 3/1/22	100,000	100,750
Series 2015 XX, 4% 6/15/22	285,000	289,743
Series 2019, 5.25% 9/1/24 (d)	200,000	224,432
New Jersey Gen. Oblig.:
Series 2020 A, 5% 6/1/24	140,000	154,957
Series O, 5.25% 8/1/22	215,000	221,057
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/22	100,000	102,315
5% 7/1/23	240,000	256,989
Series 2017 A, 5% 7/1/23	135,000	144,556
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2013, 5% 12/1/22 (b)	195,000	203,097
Series 2015 1A, 5% 12/1/22 (b)	100,000	104,199
Series 2016 1A:
5% 12/1/22 (b)	100,000	104,246
5% 12/1/23 (b)	100,000	108,628
5% 12/1/24 (b)	170,000	191,839
Series 2017 1A, 5% 12/1/24 (b)	350,000	394,096
Series 2019 A, 5% 12/1/22	15,000	15,637
Series 2021 A, 5% 12/1/23 (b)	200,000	216,735
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series 2021 B, 0.5% 11/1/23	90,000	89,977
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D, 4% 10/1/22 (b)	100,000	102,509
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/23	300,000	319,216
5% 6/1/24	255,000	282,333
New Jersey Trans. Trust Fund Auth.:
Series 2004 A, 5.75% 6/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	100,000	117,024
Series 2006 A, 5.25% 12/15/22	160,000	167,473
Series 2006 C, 0% 12/15/24	260,000	254,811
Series 2014 AA, 5% 6/15/25	100,000	110,647
Series 2016 A, 5% 6/15/22	100,000	102,115
Series 2018 A, 5% 6/15/22	210,000	214,442
Rutgers State Univ. Rev.:
Series 2013 J, 5% 5/1/22	200,000	203,107
Series 2013 L, 5% 5/1/22	105,000	106,631
Series M, 5% 5/1/22	150,000	152,330
Union County Gen. Oblig. Series 2020, 0.5% 3/1/22	100,000	100,065

TOTAL NEW JERSEY		6,301,692

New Mexico - 0.4%
New Mexico Edl. Assistance Foundation Series 2021 1A, 5% 9/1/23 (b)	100,000	107,554
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev. Bonds Series 2019 A, 5%, tender 5/1/25 (a)	150,000	170,246
New Mexico Severance Tax Rev. Series 2016 B, 4% 7/1/22	250,000	254,748

TOTAL NEW MEXICO		532,548

New York - 2.4%
Monroe County Indl. Dev. Corp. Series 2015 A, 5% 7/1/22	225,000	230,356
New York City Gen. Oblig.:
Series 2016 A, 5% 8/1/22	110,000	113,065
Series 2016, 5% 8/1/22	100,000	102,786
Series I1, 5% 3/1/22	100,000	100,771
New York Dorm. Auth. Rev. Series 2015 A, 4% 7/1/22	100,000	101,904
New York Metropolitan Trans. Auth. Rev.:
Series 2002 D1, 5% 11/1/22	100,000	103,814
Series 2008 B2, 5% 11/15/22	500,000	519,960
Series 2012 F, 5% 11/15/22	350,000	363,981
Series 2014 A2, 5% 11/15/22	250,000	259,980
Series 2015 A1, 5% 11/15/22	100,000	103,992
Series 2015 B, 5% 11/15/22	100,000	103,992
Series 2015 F, 5% 11/15/22	100,000	103,992
Series 2017 B, 5% 11/15/23	390,000	422,469
Series 2020 A:
4% 2/1/22	100,000	100,285
5% 2/1/23	200,000	210,004
New York State Dorm. Auth. Series 2017 A:
5% 2/15/23	30,000	31,602
5% 2/15/23 (Escrowed to Maturity)	95,000	100,036
Syracuse Gen. Oblig. Series 2017 A, 5% 5/1/22 (FSA Insured)	120,000	121,880
Syracuse Reg'l. Arpt. Auth. Series 2021, 4% 7/1/22 (b)	325,000	330,961

TOTAL NEW YORK		3,525,830

New York And New Jersey - 0.6%
Port Auth. of New York & New Jersey:
Series 177, 5% 7/15/23 (b)	235,000	246,111
Series 178, 5% 12/1/23 (b)	135,000	146,647
Series 186, 5% 10/15/23 (b)	100,000	108,081
Series 2012 172, 5% 10/1/23 (b)	100,000	101,101
Series 2017 202, 5% 10/15/23 (b)	225,000	243,182

TOTAL NEW YORK AND NEW JERSEY		845,122

North Carolina - 0.3%
Charlotte Int'l. Arpt. Rev. Series 2017 B:
5% 7/1/22 (b)	115,000	117,720
5% 7/1/23 (b)	130,000	139,081
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2021 B, 5%, tender 12/2/24 (a)	115,000	129,964
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E, 5% 1/1/22	125,000	125,000

TOTAL NORTH CAROLINA		511,765

Ohio - 1.3%
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	155,000	157,399
American Muni. Pwr., Inc. Rev. Series 2021 A:
5% 2/15/23	200,000	210,567
5% 2/15/24	200,000	219,413
Ohio Gen. Oblig. Series 2021 A, 5% 3/1/23	100,000	105,536
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2016, 5% 12/1/22	100,000	104,293
Series 2012 A, 5% 1/1/23	150,000	150,000
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/22	125,000	125,000
5% 1/1/25	215,000	243,907
Wright State Univ. Gen. Receipts Series 2021 A, 4% 5/1/23 (Build America Mutual Assurance Insured)	500,000	523,813

TOTAL OHIO		1,839,928

Oklahoma - 0.3%
Grand River Dam Auth. Rev. Series 2016 A, 5% 6/1/22	175,000	178,425
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2015 A, 5% 8/15/22	100,000	102,853
Univ. of Oklahoma Gen. Rev. Series 2021 A, 5% 7/1/23 (FSA Insured)	150,000	160,408

TOTAL OKLAHOMA		441,686

Oregon - 0.5%
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(b)	155,000	156,120
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	125,000	128,770
Oregon Facilities Auth. Rev. (Legacy Health Proj.) Series 2016 A, 5% 6/1/22	150,000	152,917
Port of Portland Arpt. Rev. Series 26 C, 5% 7/1/24 (b)	300,000	332,308

TOTAL OREGON		770,115

Pennsylvania - 3.6%
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. Series 2021 A:
5% 3/1/22	520,000	523,976
5% 3/1/23	625,000	659,075
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 5% 7/15/23	315,000	337,400
Bucks Co. Indl. Dev. Auth. Solid Waste Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2002, 2.75%, tender 12/1/22 (a)(b)	100,000	101,972
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series 2020 B, 5% 6/1/23	1,000,000	1,067,283
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/23	100,000	106,640
Delaware County Auth. Univ. Rev. Series 2014, 5% 8/1/23	150,000	160,962
Geisinger Auth. Health Sys. Rev. Series 2020 A, 5% 4/1/22	85,000	85,993
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	30,000	30,260
Pennsylvania Econ. Dev. Fing. Auth. Series 2020 A, 5% 4/15/22	130,000	131,741
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Series 2016, 5% 3/15/22	100,000	100,942
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 B2, 0.3%, tender 7/15/22 (a)(b)	200,000	200,066
(Waste Mgmt., Inc. Proj.) Series 2013, 0.18%, tender 2/1/22 (a)(b)	700,000	699,983
(Waste Mgmt., Inc. Proj.) Series 2021 A, SIFMA Municipal Swap Index + 0.400% 0.5%, tender 6/3/24 (a)(b)(c)	100,000	100,402
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2012 A, 5% 8/15/22	100,000	102,979
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 135 B:
5% 4/1/23 (b)	10,000	10,569
5% 4/1/24 (b)	10,000	10,963
5% 4/1/25 (b)	15,000	17,004
Series 2021 137, 0.4% 4/1/23	40,000	39,989
Philadelphia Arpt. Rev. Series 2017 B, 5% 7/1/22	200,000	204,680
Philadelphia Auth. for Indl. Dev. Series 2016 1, 5% 4/1/22	210,000	212,460
Philadelphia Gas Works Rev. Series 2015 13:
5% 8/1/22	200,000	205,466
5% 8/1/24	100,000	111,080

TOTAL PENNSYLVANIA		5,221,885

Pennsylvania, New Jersey - 0.2%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. (Port District Proj.) Series 2012, 5% 1/1/24	225,000	235,408
Rhode Island - 0.2%
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev.:
Series 2012, 5% 11/1/24	115,000	119,230
Series 2015, 5% 11/1/22	210,000	218,163

TOTAL RHODE ISLAND		337,393

South Carolina - 0.9%
Charleston County Arpt. District Series 2013 A, 5.25% 7/1/22 (b)	320,000	327,882
Greenville Hosp. Sys. Facilities Rev. Series 2012, 5% 5/1/23	170,000	172,529
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	545,000	581,188
South Carolina Pub. Svc. Auth. Rev. Series 2016 C, 5% 12/1/22	100,000	104,321
Spartanburg County Reg'l. Health Series 2022, 5% 4/15/23 (e)	100,000	105,682

TOTAL SOUTH CAROLINA		1,291,602

Tennessee - 1.5%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2020 B, 5% 7/1/22 (b)	1,000,000	1,023,352
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	715,000	796,801
Tennessee Hsg. Dev. Agcy. Residential Series 2021 3B, 0.25% 7/1/22	450,000	450,017

TOTAL TENNESSEE		2,270,170

Texas - 3.0%
Austin Arpt. Sys. Rev. Series 2019, 5% 11/15/24 (b)	125,000	140,333
Dallas Fort Worth Int'l. Arpt. Rev. Series 2014 B, 5% 11/1/22 (b)	100,000	103,989
Dallas Gen. Oblig. Series 2014, 5% 2/15/22	140,000	140,782
El Paso Gen. Oblig. Series 2021 C, 5% 8/15/23	75,000	80,610
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/24 (a)	205,000	230,910
Series 2019 C, SIFMA Municipal Swap Index + 0.420% 0.52%, tender 1/6/22 (a)(c)	215,000	214,967
Series 2013 A, 5% 12/1/22	300,000	313,104
Harris County Gen. Oblig. Series 2012 C, 5% 8/15/24	100,000	102,941
Houston Arpt. Sys. Rev. Series 2012 A, 5% 7/1/31 (Pre-Refunded to 7/1/22 @ 100) (b)	100,000	102,335
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2015, 5% 5/15/23	215,000	228,873
Series 2016, 5% 5/15/22	200,000	203,536
Series 2012 A, 5% 5/15/24	175,000	178,031
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2020 A, 0.2%, tender 2/1/22 (a)(b)	600,000	599,999
(Waste Mgmt., Inc. Proj.) Series 2020 B, 0.18%, tender 3/1/22 (a)(b)	500,000	499,972
North Texas Tollway Auth. Rev.:
(Sub Lien) Series 2017 B, 5% 1/1/24	150,000	156,985
Series 2017 B, 5% 1/1/23	105,000	109,935
Port of Houston Auth. Series 2021, 5% 10/1/23	105,000	113,559
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
Series 2013, 5% 10/1/22	350,000	362,434
Series 2014, 5% 12/1/22	220,000	229,569
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2018 A, 5% 7/1/22	205,000	209,797

TOTAL TEXAS		4,322,661

Utah - 0.2%
Salt Lake City Arpt. Rev. Series 2018 A, 5% 7/1/24 (b)	105,000	116,308
Utah County Hosp. Rev. Series 2016 A, 5% 5/15/23	110,000	117,082

TOTAL UTAH		233,390

Virginia - 0.2%
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	120,000	120,718
Halifax County Indl. Dev. Auth. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 0.45%, tender 4/1/22 (a)	85,000	85,037
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	100,000	102,157

TOTAL VIRGINIA		307,912

Washington - 0.9%
King County Hsg. Auth. Rev. Series 2021, 2% 12/1/22	250,000	253,521
Port of Seattle Rev.:
Series 2015 B, 5% 3/1/24	100,000	109,856
Series 2016, 5% 2/1/25	120,000	136,308
Series 2021 C:
5% 8/1/23 (b)	100,000	107,210
5% 8/1/24 (b)	105,000	116,863
Tobacco Settlement Auth. Rev.:
Series 2013, 5% 6/1/22	200,000	203,899
Series 2018, 5% 6/1/23	155,000	165,139
Washington Fed. Hwy. Grant Anticipation Rev.:
(Sr 520 Corridor Prog.) Series 2012 F, 5% 9/1/24	100,000	103,111
Series 2012 F, 5% 9/1/22	100,000	103,145

TOTAL WASHINGTON		1,299,052

West Virginia - 0.1%
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	100,000	101,721
Wisconsin - 1.1%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 5% 1/1/22	175,000	175,000
Pub. Fin. Auth. Hosp. Rev. Series 2020 A, 5% 6/1/22	100,000	101,944
Wisconsin Gen. Oblig. Series 1, 5% 11/1/22	175,000	181,982
Wisconsin Health & Edl. Facilities:
(Agnesian Healthcare Proj.) Series 2017, 5% 7/1/23	100,000	106,939
(Hosp. Sisters Svcs., Inc.) Series 2014 A, 5% 11/15/22	485,000	504,816
Bonds:
Series 2018 B:
5%, tender 1/26/22 (a)	100,000	100,281
5%, tender 1/25/23 (a)	110,000	115,254
Series 2018 C, SIFMA Municipal Swap Index + 0.450% 0.55%, tender 1/6/22 (a)(c)	155,000	155,023
Series 2013 B1, 4% 11/15/22	150,000	154,955
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C, 0.61%, tender 5/1/24 (a)	15,000	14,996

TOTAL WISCONSIN		1,611,190

TOTAL MUNICIPAL BONDS
(Cost $76,535,719)		76,629,722

Municipal Notes - 41.7%
Alabama - 0.1%
Birmingham Indl. Dev. Board Solid Waste Rev. (American Cast Iron Pipe Co. Proj.) Series 2000, 0.31% 1/7/22, LOC Bank of America NA, VRDN (a)(b)	180,000	$180,000
Arizona - 0.1%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 10 91, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	100,000	100,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN Series XM 08 23, 0.22% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	100,000	100,000

TOTAL ARIZONA		200,000

California - 1.1%
California Statewide Cmntys. Dev. Auth. Rev. Series 2004 I, 0.21% tender 7/13/22, CP mode	500,000	499,973
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)(h)	200,000	200,000
Sacramento Gen. Oblig. Participating VRDN Series XG 00 67, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XM 06 75, 0.22% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	100,000	100,000
Series XM 09 16, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	110,000	110,000
Series ZM 06 42, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	100,000	100,000
San Francisco City & County Hsg. Multi-family Series 2004, 0.19% 1/7/22, LOC Citibank NA, VRDN (a)(b)	250,000	250,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series DBE 8059, 0.5% 3/1/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	200,000	200,000

TOTAL CALIFORNIA		1,559,973

Colorado - 1.0%
Denver City & County Arpt. Rev. Participating VRDN Series Floaters XL 00 90, 0.22% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	1,525,000	1,525,000
Connecticut - 1.4%
Connecticut Health & Edl. Facilities Auth. Rev. Series 2003 A, 0.15% 1/7/22, LOC Citizens Bank NA, VRDN (a)	2,030,000	2,030,000
Delaware - 0.2%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 0.14% 1/3/22, VRDN (a)(b)	300,000	300,000
District Of Columbia - 0.1%
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Participating VRDN Series 2021 XF 12 62, 0.15% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	200,000	200,000
Florida - 1.0%
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series XM 08 91, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	100,000	100,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2021 C3, 0.15% tender 1/20/22 (Liquidity Facility Royal Bank of Canada), CP mode	200,000	200,000
Miami-Dade County Participating VRDN:
Series XF 29 47, 0.16% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	300,000	300,000
Series XF 29 48, 0.15% 1/7/22 (Liquidity Facility Citibank NA) (a)(f)(g)	300,000	300,000
Miami-Dade County Aviation Rev. Participating VRDN Series XM 08 70, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	100,000	100,000
Miami-Dade County Health Facilities Auth. Hosp. Rev. Participating VRDN Series 2021 XF 12 61, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	200,000	200,000
Miami-Dade County Wtr. & Swr. Rev. Participating VRDN Series 2021 XF 11 01, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	200,000	200,000

TOTAL FLORIDA		1,400,000

Hawaii - 0.1%
Hawaii Arpts. Sys. Rev. Participating VRDN Series XF 07 65, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	200,000	200,000
Illinois - 2.4%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XL 00 49, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	910,000	910,000
Series XM 08 79, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	100,000	100,000
Series XM 08 84, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	100,000	100,000
Series XM 09 17, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	100,000	100,000
Chicago Park District Gen. Oblig. Participating VRDN Series 2021 XX 11 68, 0.17% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	100,000	100,000
Illinois Fin. Auth. Participating VRDN Series 2021 XL 01 72, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	140,000	140,000
Illinois Fin. Auth. Rev. Series 2007, 0.16% 1/7/22, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,270,000	1,270,000
Illinois Gen. Oblig. Participating VRDN Series Floaters XM 01 86, 0.25% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	520,000	520,000
Metropolitan Pier & Exposition Participating VRDN Series XF 09 65, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	200,000	200,000
Village of Oswego Indl. Dev. (Griffith Laboratories Worldwide, Inc.) Series 1995, 0.31% 1/7/22, LOC Wells Fargo Bank NA, VRDN (a)(b)	120,000	120,000

TOTAL ILLINOIS		3,560,000

Indiana - 0.4%
Indiana Fin. Auth. Solid Waste Dis (New Holland Dairy Leasing LLC Proj.) Series 2007, 0.18% 1/7/22, LOC Bank of America NA, VRDN (a)(b)	500,000	500,000
Indianapolis Local Pub. Impt. Participating VRDN Series XM 09 27, 0.16% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	100,000	100,000

TOTAL INDIANA		600,000

Kentucky - 1.5%
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Participating VRDN Series XM 09 19, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	100,000	100,000
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Participating VRDN Series XF 24 84, 0.18% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	100,000	100,000
Lexington-Fayette Urban County K (Var-Cmnty. Action Council Proj.) Series 2003, 0.14% 1/7/22, LOC PNC Bank NA, VRDN (a)	415,000	415,000
Maysville Indl. Bldg. Rev. Series 1996, 0.14% 1/6/22, LOC MUFG Union Bank NA, VRDN (a)(b)	400,000	400,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 0.15% 1/3/22, VRDN (a)(b)	500,000	500,000
Series 2020 B1, 0.15% 1/3/22, VRDN (a)(b)	600,000	600,000

TOTAL KENTUCKY		2,115,000

Louisiana - 7.3%
Calcasieu Parish IDB Series 1998, 0.17% 1/7/22, LOC JPMorgan Chase Bank, VRDN (a)(b)	4,400,000	4,400,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.17% 1/7/22, VRDN (a)	3,975,000	3,975,000
Series 2010 B1, 0.15% 1/7/22, VRDN (a)	2,200,000	2,200,000

TOTAL LOUISIANA		10,575,000

Maryland - 0.1%
Maryland Gen. Oblig. Participating VRDN Series DB 807, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	95,000	95,000
Massachusetts - 0.3%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 0.35% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	100,000	100,000
Massachusetts Port Auth. Rev. Participating VRDN Series XM 08 51, 0.17% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	300,000	300,000

TOTAL MASSACHUSETTS		400,000

Michigan - 0.4%
Michigan Bldg. Auth. Rev. Participating VRDN Series 2021 XF 11 15, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2005, 0.14% 1/7/22, LOC PNC Bank NA, VRDN (a)(b)	490,000	490,000

TOTAL MICHIGAN		590,000

Minnesota - 0.2%
Duluth Minn Hsg. & Redev. Auth. MultiFamily Hsg. Rev. Participating VRDN Series 2021 XF 11 30, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
Minneapolis Health Care Sys. Rev. Participating VRDN Series XM 08 72, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	100,000	100,000
Minnesota Rural Wtr. Fin. Auth. BAN Series 2021 B, 0.3% 8/1/22	100,000	100,007

TOTAL MINNESOTA		300,007

Missouri - 0.1%
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Participating VRDN Series XG 01 76, 0.22% 1/7/22 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	100,000	100,000
Montana - 0.1%
Montana Facility Fin. Auth. Participating VRDN Series 2021 XF 11 14, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
New Jersey - 3.5%
New Jersey Econ. Dev. Auth. Rev. Participating VRDN Series Floaters XL 00 52, 0.13% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	3,225,000	3,225,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN Series XM 09 12, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	120,000	120,000
New Jersey Trans. Trust Fund Auth. Participating VRDN Series Floaters XG 02 05, 0.13% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	1,300,000	1,300,000
West Orange Gen. Oblig. BAN Series 2021, 2% 11/11/22	400,000	405,617

TOTAL NEW JERSEY		5,050,617

New York - 5.9%
Hempstead Union Free School District BAN Series 2021 A, 1.5% 11/30/22	600,000	606,501
New York Liberty Dev. Corp. Participating VRDN Series XF 12 42, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	900,000	900,000
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Participating VRDN Series ZM 06 00, 0.15% 1/7/22 (Liquidity Facility Wells Fargo Bank NA) (a)(f)(g)	100,000	100,000
New York Metropolitan Trans. Auth. Rev.:
BAN:
Series 2019 B, 5% 5/15/22	4,440,000	4,517,258
Series 2019 D1, 5% 9/1/22	1,580,000	1,629,107
Participating VRDN Series ZF 02 18, 0.26% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	200,000	200,000
New York Thruway Auth. Gen. Rev. Participating VRDN:
Series XF 09 18, 0.15% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	100,000	100,000
Series XM 08 30, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	100,000	100,000
Series XM 08 80, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	100,000	100,000
Putnam County Indl. Dev. Agcy. Rev. Series 2006 A, 0.28% 1/7/22, LOC Citizens Bank NA, VRDN (a)	100,000	100,000
Rockland County Indl. Dev. Agcy. Participating VRDN Series XF 11 32, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
Triborough Bridge & Tunnel Auth. Revs. Participating VRDN Series RBC 16 ZM 0138, 0.21% 1/7/22 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	100,000	100,000

TOTAL NEW YORK		8,552,866

North Carolina - 0.2%
North Carolina Cap. Facilities Fin. Agcy. Edl. Facilities Rev. Series 2003, 0.21% 1/7/22, LOC Truist Bank, VRDN (a)	260,000	260,000
Ohio - 1.9%
Columbus Gen. Oblig. Participating VRDN Series DB 80 75, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	910,000	910,000
Ohio Hosp. Rev. Series 2015 B, 0.18% 1/7/22, VRDN (a)	200,000	200,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. Participating VRDN Series XF 10 92, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	300,000	300,000
Ohio Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters XL 00 57, 0.17% 1/7/22 (Liquidity Facility Cr. Suisse AG) (a)(f)(g)	180,000	180,000
Port of Greater Cincinnati Dev. Auth. Series 2003, 0.15% 1/7/22, LOC U.S. Bank NA, Cincinnati, VRDN (a)	515,000	515,000
Stark County Port Auth. Rev. Series 2002, 0.14% 1/7/22, LOC PNC Bank NA, VRDN (a)	405,000	405,000
Whitehall Spl. Oblig. Nontax Rev. BAN Series 2021 A, 1.5% 12/7/22	200,000	202,270

TOTAL OHIO		2,712,270

Oklahoma - 0.4%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 0.21% 1/7/22, VRDN (a)	600,000	600,000
Pennsylvania - 0.4%
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Participating VRDN Series XF 10 95, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	200,000	200,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series 2021 XL 01 80, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
Philadelphia Auth. Indl. Mrf Participating VRDN Series MIZ 90 51, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	100,000	100,000
Philadelphia Auth. for Indl. Dev. Series 2017 B, 0.2% 1/6/25, VRDN (a)	200,000	200,000

TOTAL PENNSYLVANIA		600,000

Rhode Island - 0.3%
Rhode Island Health & Ed. Bldg. Corp. Rev. Series 2007, 0.17% 1/7/22, LOC Citizens Bank NA, VRDN (a)	510,000	510,000
South Carolina - 1.0%
Greenville Hosp. Sys. Facilities Rev. Participating VRDN Series XF 01 45, 0.25% 1/7/22 (Liquidity Facility Toronto-Dominion Bank) (a)(f)(g)	100,000	100,000
South Carolina Pub. Svc. Auth. Rev. Participating VRDN Series Floaters XM 03 84, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,400,000	1,400,000

TOTAL SOUTH CAROLINA		1,500,000

Texas - 9.4%
Austin Affordable Pfc, Inc. Multifamily Hsg. Rev. Participating VRDN Series XF 11 19, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
Calhoun County Navigation Indl. Dev. Auth. Port Rev. (B P Chemicals, Inc. Proj.) Series 1998, 0.14% 1/7/22, VRDN (a)(b)	3,200,000	3,200,000
Cap. Area Hsg. Fin. Corp. Multi-family Hsg. Rev. Participating VRDN Series XF 11 31, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Participating VRDN Series 2021 XG 03 28, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	300,000	300,000
Hurst Participating VRDN Series XF 10 94, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
Lamar Consolidated Independent School District Participating VRDN Series XF 11 18, 0.16% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
North Texas Tollway Auth. Rev. Participating VRDN:
Series XF 12 21, 0.18% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	100,000	100,000
Series XM0085, 0.18% 1/7/22 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	200,000	200,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 0.23% 1/7/22, VRDN (a)(b)	2,300,000	2,300,000
Series 2010 D:
0.18% 1/7/22, VRDN (a)	575,000	575,000
0.2% 1/7/22, VRDN (a)	6,380,000	6,380,000
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Participating VRDN Series XF 10 98, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000
Texas Private Activity Bond Surface Trans. Corp. Participating VRDN Series XM 07 56, 0.29% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	100,000	100,000
Trinity Riv Pub. Facilities Corp. Tex M Participating VRDN Series XF 10 83, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	100,000	100,000

TOTAL TEXAS		13,755,000

Utah - 0.6%
Salt Lake City Arpt. Rev. Participating VRDN:
Series 2021 XG 03 43, 0.2% 1/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	250,000	250,000
Series Floaters XM 06 99, 0.22% 1/7/22 (Liquidity Facility Cr. Suisse AG) (a)(b)(f)(g)	200,000	200,000
Series XM 08 82, 0.2% 1/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	100,000	100,000
Utah Hsg. Corp. Multi-family Hsg. Rev. Participating VRDN Series 2021 XF 11 00, 0.35% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	300,000	300,000

TOTAL UTAH		850,000

Virginia - 0.1%
Virginia Commonwealth Trans. Board Rev. Participating VRDN Series DB 80 80, 0.15% 1/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	95,000	95,000
Virginia Small Bus. Fing. Auth. Series 2004, 0.23% 1/7/22, LOC Truist Bank, VRDN (a)(b)	100,000	100,000

TOTAL VIRGINIA		195,000

Washington - 0.1%
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 0.28% 2/11/22 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	100,000	100,000
TOTAL MUNICIPAL NOTES
(Cost $60,708,459)		60,715,733
	Shares	Value

Money Market Funds - 5.5%
Fidelity Municipal Cash Central Fund 0.11% (i)(j)
(Cost $7,906,997)	7,905,419	7,907,002
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $145,151,175)		145,252,457
NET OTHER ASSETS (LIABILITIES) - 0.2%		349,102
NET ASSETS - 100%		$145,601,559

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,424,440 or 1.0% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $200,000 or 0.1% of net assets.

 (i) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.35% 2/4/22 (Liquidity Facility Mizuho Cap. Markets Llc)	8/14/20	$200,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$2,183,000	$35,195,997	$29,472,460	$2,722	$460	$5	$7,907,002	0.6%
Total	$2,183,000	$35,195,997	$29,472,460	$2,722	$460	$5	$7,907,002

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$137,345,455	$--	$137,345,455	$--
Money Market Funds	7,907,002	7,907,002	--	--
Total Investments in Securities:	$145,252,457	$7,907,002	$137,345,455	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Industrial Development	19.5%
Transportation	15.9%
Synthetics	13.3%
Health Care	9.9%
General Obligations	8.9%
Other	7.8%
Education	7.4%
Electric Utilities	5.1%
Others* (Individually Less Than 5%)	12.2%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $137,244,178)	$137,345,455
Fidelity Central Funds (cost $7,906,997)	7,907,002
Total Investment in Securities (cost $145,151,175)		$145,252,457
Cash		593,733
Receivable for fund shares sold		430,849
Interest receivable		891,427
Distributions receivable from Fidelity Central Funds		766
Other receivables		221
Total assets		147,169,453
Liabilities
Payable for investments purchased
Regular delivery	$900,000
Delayed delivery	514,497
Payable for fund shares redeemed	107,168
Distributions payable	46,229
Total liabilities		1,567,894
Net Assets		$145,601,559
Net Assets consist of:
Paid in capital		$145,499,861
Total accumulated earnings (loss)		101,698
Net Assets		$145,601,559
Net Asset Value, offering price and redemption price per share ($145,601,559 ÷ 14,515,922 shares)		$10.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$587,445
Income from Fidelity Central Funds		2,493
Total income		589,938
Expenses
Independent trustees' fees and expenses	$321
Total expenses		321
Net investment income (loss)		589,617
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,007
Fidelity Central Funds	460
Capital gain distributions from Fidelity Central Funds	229
Total net realized gain (loss)		5,696
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(178,123)
Fidelity Central Funds	5
Total change in net unrealized appreciation (depreciation)		(178,118)
Net gain (loss)		(172,422)
Net increase (decrease) in net assets resulting from operations		$417,195

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$589,617	$773,453
Net realized gain (loss)	5,696	1,397
Change in net unrealized appreciation (depreciation)	(178,118)	102,826
Net increase (decrease) in net assets resulting from operations	417,195	877,676
Distributions to shareholders	(603,242)	(784,839)
Share transactions
Proceeds from sales of shares	130,607,143	74,510,753
Reinvestment of distributions	16,296	91,655
Cost of shares redeemed	(64,903,201)	(49,186,183)
Net increase (decrease) in net assets resulting from share transactions	65,720,238	25,416,225
Total increase (decrease) in net assets	65,534,191	25,509,062
Net Assets
Beginning of period	80,067,368	54,558,306
End of period	$145,601,559	$80,067,368
Other Information
Shares
Sold	13,003,310	7,437,115
Issued in reinvestment of distributions	1,622	9,153
Redeemed	(6,462,435)	(4,915,283)
Net increase (decrease)	6,542,497	2,530,985

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Conservative Income Municipal Bond Fund

Years ended December 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.02	$9.98	$9.98	$10.00
Income from Investment Operations
Net investment income (loss)B	.052	.121	.192	.179	.028
Net realized and unrealized gain (loss)	(.007)	.026	.044	(.004)	(.020)
Total from investment operations	.045	.147	.236	.175	.008
Distributions from net investment income	(.054)	(.125)	(.193)	(.174)	(.028)
Distributions from net realized gain	(.001)	(.002)	(.003)	(.001)	–
Total distributions	(.055)	(.127)	(.196)	(.175)	(.028)
Net asset value, end of period	$10.03	$10.04	$10.02	$9.98	$9.98
Total ReturnC,D	.45%	1.48%	2.39%	1.77%	.08%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	-%	- %H
Net investment income (loss)	.52%	1.21%	1.92%	1.81%	1.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$145,602	$80,067	$54,558	$36,787	$10,021
Portfolio turnover rateI	44%	36%	52%	11%	- %J

 A For the period October 12, 2017 (commencement of operations) through December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Flex Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$147,886
Gross unrealized depreciation	(46,519)
Net unrealized appreciation (depreciation)	$101,367
Tax Cost	$145,151,090

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$331
Net unrealized appreciation (depreciation) on securities and other investments	$101,367

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Tax-exempt Income	$589,242	$773,451
Ordinary Income	14,000	–
Long-term Capital Gains	–	11,388
Total	$603,242	$ 784,839

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Conservative Income Municipal Bond Fund	52,485,741	26,462,251

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Flex Conservative Income Municipal Bond Fund	11,815,000	1,830,000	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Conservative Income Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Flex Conservative Income Municipal Bond Fund	- %-C
Actual		$1,000.00	$1,000.30	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2021, 100% of the fund's income dividends was free from federal income tax, and 22.98% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

XCB-ANN-0322
1.9884863.104

Fidelity® Minnesota Municipal Income Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Minnesota Municipal Income Fund	0.70%	3.50%	3.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Minnesota Municipal Income Fund on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$13,464	Fidelity® Minnesota Municipal Income Fund
$14,414	Bloomberg Municipal Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the year, the fund gained 0.70%, roughly in line, net of fees, with the 0.84% advance of the state-specific Bloomberg Minnesota Enhanced Modified 2% Tobacco Municipal Bond Index, but lagging the 1.52% return of the benchmark, the broadly based Bloomberg Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state index, larger exposure to lower-quality investment-grade munis contributed to the fund's relative performance. These securities (rated BBB and A) typically outpaced higher-quality bonds amid strong investor demand for higher-yielding securities. The incremental income these securities produced also helped them post above-average returns. Overweighting muni bonds in the health care and higher-education segments provided a small boost to the fund's relative result. These sectors outpaced the state index, rebounding strongly during 2021 as the economy emerged from COVID-related shutdowns. Conversely, yield-curve positioning slightly detracted. The fund held more exposure than the index to bonds with durations of five to eight years, and these bonds lagged longer-term securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2021

% of fund's net assets
General Obligations	40.2
Health Care	21.4
Education	14.5
Electric Utilities	7.6
Housing	6.1

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	12.7%
AA,A	75.3%
BBB	8.2%
BB and Below	0.5%
Not Rated	1.1%
Short-Term Investments and Net Other Assets	2.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 97.8%
	Principal Amount	Value
Guam - 0.4%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C:	$	$
6.25% 10/1/34 (a)	515,000	555,837
6.25% 10/1/34 (Pre-Refunded to 10/1/23 @ 100) (a)	335,000	368,472
Series 2019 A, 5% 10/1/23 (Escrowed to Maturity) (a)	1,785,000	1,925,679

TOTAL GUAM		2,849,988

Minnesota - 97.0%
Anoka-Hennepin Independent School District 11 Series 2014 A:
5% 2/1/23	805,000	843,949
5% 2/1/24	1,110,000	1,210,288
5% 2/1/25	1,015,000	1,105,161
5% 2/1/26	1,220,000	1,329,165
5% 2/1/27	1,285,000	1,399,144
5% 2/1/28	1,345,000	1,463,890
5% 2/1/29	1,415,000	1,539,156
5% 2/1/34	1,800,000	1,953,649
Chaska Elec. Rev. Series 2015 A:
5% 10/1/26	1,000,000	1,164,606
5% 10/1/27	1,665,000	1,933,687
5% 10/1/29	785,000	909,781
Chaska Independent School District #112 Gen. Oblig. (Minnesota School District Cr. Enhancement Prog.) Series 2016 A:
5% 2/1/30	1,400,000	1,635,581
5% 2/1/31	3,600,000	4,204,201
City of Virginia Series 2020 A:
4% 2/1/37 (FSA Insured)	1,000,000	1,135,585
4% 2/1/39 (FSA Insured)	1,000,000	1,132,526
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/25	565,000	630,989
5% 6/1/26	500,000	571,349
5% 6/1/28	1,000,000	1,181,712
5% 6/1/30	625,000	726,289
5% 6/1/31	700,000	810,745
5% 6/1/33	1,400,000	1,615,995
Cloquet Independent School District #94 Series 2015 B:
5% 2/1/28	3,030,000	3,438,783
5% 2/1/31	1,245,000	1,412,556
Ctr. City Health Care Facilities (Hazelden Betty Ford Foundation Proj.) Series 2014:
5% 11/1/23	775,000	834,359
5% 11/1/25	250,000	278,505
5% 11/1/26	500,000	555,296
5% 11/1/27	420,000	465,347
Dawson-Boyd Independent School District Series 2019 A:
4% 2/1/33	1,140,000	1,316,948
4% 2/1/36	1,360,000	1,563,876
4% 2/1/37	1,200,000	1,377,664
Dilworth-Glyndon-Felton ISD No. 2164 Series 2020 A, 4% 2/1/34	1,000,000	1,120,184
Duluth Econ. Dev. Auth. Series 2021 A, 4% 7/1/41	930,000	997,306
Duluth Econ. Dev. Auth. Health Care Facilities Rev.:
Series 2018 A:
5% 2/15/43	1,500,000	1,785,977
5% 2/15/48	3,000,000	3,552,840
5% 2/15/58	3,125,000	3,693,595
Series 2021 A:
4% 6/15/32	535,000	637,580
4% 6/15/35	550,000	643,873
Series 2022 A:
4% 6/15/37 (b)	1,140,000	1,325,514
4% 6/15/38 (b)	400,000	464,162
4% 6/15/39 (b)	250,000	289,455
5% 6/15/23 (b)	300,000	315,846
5% 6/15/25 (b)	565,000	634,302
5% 6/15/26 (b)	360,000	414,402
5% 6/15/28 (b)	935,000	1,120,598
5% 6/15/29 (b)	775,000	943,985
5% 6/15/31 (b)	905,000	1,139,209
5% 6/15/33 (b)	1,170,000	1,494,926
Duluth Independent School District #709 Ctfs. of Prtn. Series 2019 B:
5% 2/1/22	320,000	321,035
5% 2/1/23	380,000	397,124
5% 2/1/24	400,000	434,750
5% 2/1/25	375,000	422,038
5% 2/1/26	395,000	458,019
5% 2/1/27	370,000	440,899
5% 2/1/28	350,000	426,925
Elk River Independent School District #728:
Series 2019 A, 3% 2/1/33	2,925,000	3,171,186
Series 2020 A, 4% 2/1/31	2,120,000	2,464,959
Forest Lake Series 2019 A, 4% 2/1/31	1,790,000	2,127,190
Hennepin County Gen. Oblig.:
Series 2016 A:
5% 12/1/39	5,250,000	6,273,783
5% 12/1/40	7,200,000	8,592,584
Series 2016 B, 5% 12/1/31	1,155,000	1,393,802
Series 2017 C, 5% 12/1/33	3,075,000	3,707,470
Series 2019 B, 5% 12/15/39	3,725,000	4,681,353
Series 2020 A, 5% 12/1/31	4,765,000	6,342,783
Itasca County (Minnesota County Cr. Enhancement Prog.) Series 2020 B, 4% 2/1/30	1,520,000	1,838,230
Jordan Ind. School District:
Series 2014 A:
5% 2/1/28 (Pre-Refunded to 2/1/23 @ 100)	960,000	1,008,476
5% 2/1/29 (Pre-Refunded to 2/1/23 @ 100)	1,000,000	1,050,607
5% 2/1/30 (Pre-Refunded to 2/1/23 @ 100)	1,245,000	1,308,144
Series A, 5% 2/1/28 (Pre-Refunded to 2/1/23 @ 100)	40,000	42,020
Maple Grove Health Care Sys. Rev.:
Series 2015:
4% 9/1/35	1,250,000	1,358,446
5% 9/1/25	215,000	246,984
5% 9/1/28	695,000	791,830
5% 9/1/30	1,500,000	1,697,860
5% 9/1/31	1,300,000	1,468,858
5% 9/1/32	1,000,000	1,128,659
Series 2017:
5% 5/1/26	1,355,000	1,593,750
5% 5/1/27	1,400,000	1,691,378
5% 5/1/28	2,915,000	3,509,888
5% 5/1/29	1,000,000	1,198,035
5% 5/1/30	900,000	1,073,214
5% 5/1/31	580,000	689,586
5% 5/1/32	500,000	593,400
Maple River Independent School District No. 2135 Series 2020 A, 4% 2/1/45	2,750,000	3,233,800
Metropolitan Council Gen. Oblig. Rev.:
Series 2020 B, 5% 3/1/32	4,500,000	5,846,396
Series 2020 D:
5% 3/1/30	1,295,000	1,695,064
5% 3/1/31	1,355,000	1,813,200
Series 2021 C, 5% 12/1/29	2,000,000	2,603,412
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A:
5% 11/15/28	2,975,000	3,609,741
5% 11/15/29	1,040,000	1,260,677
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2012 B:
5% 1/1/26	1,250,000	1,250,777
5% 1/1/27	1,500,000	1,500,933
Series 2014 A:
5% 1/1/26	3,015,000	3,289,587
5% 1/1/28	4,100,000	4,471,685
5% 1/1/29	2,150,000	2,342,658
5% 1/1/30	2,000,000	2,177,963
5% 1/1/31	6,020,000	6,550,638
Series 2016 A:
5% 1/1/30	4,275,000	5,119,786
5% 1/1/31	2,375,000	2,841,593
5% 1/1/32	2,900,000	3,470,778
Series 2016 C, 5% 1/1/46	4,770,000	5,651,039
Series 2016 D:
5% 1/1/23 (a)	670,000	701,285
5% 1/1/27 (a)	350,000	418,080
5% 1/1/28 (a)	430,000	512,735
5% 1/1/29 (a)	225,000	267,176
5% 1/1/30 (a)	480,000	567,136
5% 1/1/31 (a)	200,000	236,080
5% 1/1/32 (a)	200,000	236,683
5% 1/1/33 (a)	220,000	260,624
5% 1/1/34 (a)	225,000	266,288
5% 1/1/35 (a)	225,000	265,947
5% 1/1/36 (a)	220,000	259,617
5% 1/1/37 (a)	250,000	294,627
5% 1/1/41 (a)	725,000	851,308
Minneapolis Health Care Sys. Rev.:
Series 2015 A:
5% 11/15/27 (FSA Insured)	850,000	979,503
5% 11/15/28	1,380,000	1,590,251
5% 11/15/29	1,000,000	1,150,302
5% 11/15/30	1,000,000	1,150,302
5% 11/15/31	3,665,000	4,215,855
5% 11/15/32	2,200,000	2,530,663
Series 2018 A:
5% 11/15/34	3,350,000	4,164,747
5% 11/15/35	2,500,000	3,104,670
5% 11/15/36	2,500,000	3,100,697
Series 2021, 4% 11/15/40	3,000,000	3,622,064
Minneapolis Spl. School District:
(Minnesota School District Cr. Enhancement Prog.):
Series 2019 A, 5% 2/1/32	1,125,000	1,423,257
Series 2019 B, 5% 2/1/32	1,815,000	2,296,188
(MN SD Cr. Enhancement Prog.):
Series 2017 B, 5% 2/1/29	2,590,000	3,218,695
Series 2018 A, 5% 2/1/33	1,000,000	1,234,418
Series 2018 B, 5% 2/1/33	3,190,000	3,937,792
Series 2017 A, 4% 2/1/33	1,415,000	1,654,439
Series 2017 B:
4% 2/1/33	2,595,000	3,034,113
4% 2/1/34	2,595,000	3,032,088
Series 2020 B, 4% 2/1/36	1,745,000	2,099,729
Series 2020 C, 4% 2/1/38	1,665,000	1,993,192
Series 2021 C:
5% 2/1/40	1,585,000	2,071,745
5% 2/1/41	1,660,000	2,164,884
5% 2/1/42	1,745,000	2,270,141
Minneapolis Spl. School District #1 Ctfs. of Prtn. Series 2016 C, 5% 2/1/31	1,915,000	2,291,707
Minnesota Ctfs. Prtn. (Minnesota Gen. Oblig. Proj.) Series 2014, 5% 6/1/39	2,445,000	2,674,703
Minnesota Gen. Oblig.:
Series 2015 A, 5% 8/1/33	1,900,000	2,198,804
Series 2017 A:
5% 10/1/31	5,000,000	6,143,851
5% 10/1/33	3,335,000	4,101,366
Series 2018 B, 4% 8/1/35	5,270,000	6,233,271
Series 2019 A:
5% 8/1/29	5,000,000	6,475,667
5% 8/1/31	1,000,000	1,286,467
5% 8/1/35	5,030,000	6,447,945
Series 2019 B, 5% 8/1/28	2,000,000	2,530,413
Series 2020 A:
5% 8/1/35	6,000,000	7,875,623
5% 8/1/37	6,000,000	7,838,090
Series 2021 A, 4% 9/1/41	10,000,000	12,303,954
Minnesota Higher Ed. Facilities Auth. Rev.:
(Macalester College, MN Proj.) Series 2017:
5% 3/1/28	400,000	479,748
5% 3/1/30	500,000	600,570
(Univ. of St Thomas) Series 2017 A:
5% 10/1/27	500,000	610,609
5% 10/1/28	735,000	895,347
5% 10/1/29	760,000	922,545
5% 10/1/30	655,000	795,039
Series 2016 A, 5% 5/1/46	3,610,000	3,877,907
Series 2017 A, 4% 10/1/35	800,000	912,347
Series 2017:
5% 3/1/28	2,000,000	2,403,199
5% 3/1/31	1,000,000	1,201,885
5% 10/1/31	590,000	709,944
5% 3/1/34	530,000	634,660
5% 10/1/34	440,000	529,166
5% 10/1/35	555,000	666,806
Series 2018 A:
5% 10/1/34	1,155,000	1,402,293
5% 10/1/35	500,000	606,003
5% 10/1/45	3,650,000	4,354,393
Series 2019:
3% 12/1/22	100,000	102,111
3% 12/1/23	100,000	104,053
4% 12/1/24	100,000	108,632
4% 12/1/25	180,000	199,936
4% 12/1/26	190,000	215,025
4% 12/1/27	195,000	224,197
4% 12/1/28	240,000	279,937
4% 12/1/29	285,000	336,098
4% 12/1/30	150,000	175,864
4% 12/1/31	450,000	525,210
4% 12/1/32	690,000	802,658
4% 12/1/33	750,000	871,133
4% 12/1/34	225,000	260,658
4% 12/1/40	2,900,000	3,320,707
5% 10/1/29	400,000	509,982
5% 10/1/40	1,000,000	1,245,233
Series 2021:
3% 3/1/40	365,000	401,280
3% 3/1/43	325,000	354,260
4% 3/1/22	220,000	221,334
4% 3/1/23	195,000	203,471
4% 10/1/23	840,000	892,829
4% 3/1/24	205,000	220,621
4% 10/1/24	440,000	481,402
4% 3/1/25	175,000	193,896
4% 10/1/25	585,000	656,187
4% 3/1/26	100,000	113,570
4% 10/1/26	600,000	687,397
4% 3/1/27	125,000	145,053
4% 10/1/27	410,000	477,894
4% 3/1/28	125,000	147,488
4% 10/1/28	675,000	798,870
4% 3/1/29	100,000	119,940
4% 10/1/29	460,000	551,528
4% 3/1/30	150,000	182,542
4% 3/1/31	125,000	154,086
4% 3/1/32	140,000	171,351
4% 3/1/33	140,000	170,869
4% 3/1/34	150,000	182,890
4% 3/1/35	125,000	151,733
4% 3/1/36	125,000	151,338
4% 3/1/37	100,000	120,885
4% 10/1/46	1,000,000	1,181,724
4% 10/1/50	1,000,000	1,177,417
Series Eight-G, 5% 12/1/31	1,000,000	1,152,538
Series Eight-J:
5% 3/1/26	1,015,000	1,152,311
5% 3/1/27	500,000	566,410
Series Eight-L:
5% 4/1/28	920,000	1,069,501
5% 4/1/29	1,005,000	1,165,837
5% 4/1/35	500,000	574,890
Minnesota Hsg. Fin. Agcy.:
(Mtg. Backed Securities Pass Through Prog.) Series 2019 C, 3.15% 6/1/49	955,164	978,641
(Mtg.-Backed Securities Pass-Through Prog.) Series H, 2.47% 1/1/50	2,291,642	2,326,697
Series 2015 A:
5% 8/1/29	1,000,000	1,113,250
5% 8/1/30	1,000,000	1,113,250
5% 8/1/31	1,000,000	1,112,977
5% 8/1/32	1,000,000	1,112,432
5% 8/1/33	1,000,000	1,111,888
Series 2016 B, 3.5% 7/1/46	3,805,000	4,021,692
Series 2019 B, 4.25% 7/1/49	3,765,000	4,174,852
Series 2020 G, 3% 1/1/51	1,435,000	1,537,573
Series 2021 D, 3% 1/1/52	1,980,000	2,135,250
Series 2021 H, 3% 7/1/52	1,250,000	1,356,748
Series 2021, 3% 7/1/51	3,940,000	4,241,321
Series B:
3.5% 7/1/50	9,480,000	10,293,453
4% 8/1/36	2,000,000	2,401,635
Series E, 3.5% 7/1/50	4,695,000	5,106,008
Series I, 3% 1/1/51	4,925,000	5,291,034
Minnesota Muni. Pwr. Agcy. Elec. Rev.:
Series 2014 A, 5% 10/1/26	830,000	930,899
Series 2014:
5% 10/1/26	630,000	706,586
5% 10/1/27	750,000	839,427
5% 10/1/30	1,000,000	1,118,654
Series 2016:
4% 10/1/41	1,000,000	1,119,031
5% 10/1/32	1,500,000	1,788,809
5% 10/1/33	400,000	476,605
5% 10/1/35	400,000	474,965
5% 10/1/36	1,000,000	1,185,370
5% 10/1/47	2,000,000	2,331,328
Minnesota Pub. Facilities Auth. Rev. Series 2016 A:
5% 3/1/29	5,000,000	5,887,657
5% 3/1/30	5,150,000	6,052,695
Minnesota State Colleges & Univs. Board of Trustees Rev. Series 2021 A, 5% 10/1/28	5,875,000	7,441,900
Minnesota State Gen. Fdg. Rev.:
Series 2012 B:
5% 3/1/27	12,840,000	12,938,179
5% 3/1/28	4,275,000	4,307,689
Series 2014 A:
5% 6/1/27	5,000,000	5,323,204
5% 6/1/38	5,000,000	5,302,741
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,500,000	2,738,891
Moorhead ISD No. 152 Series 2020 A, 4% 2/1/31	2,015,000	2,337,749
North Branch Independent School District #138 Series 2017 A, 4% 2/1/29	2,015,000	2,304,071
North St Paul Maplewood Minn I (MN SD Cr. Enhancement Prog.) Series 2019 B, 4% 2/1/32	3,120,000	3,625,303
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series 2013 A:
5% 1/1/23	850,000	888,993
5% 1/1/24	650,000	679,269
5% 1/1/25	975,000	1,018,532
5% 1/1/31	1,740,000	1,816,266
Series 2016:
5% 1/1/28	500,000	580,074
5% 1/1/29	620,000	717,442
5% 1/1/30	520,000	600,842
5% 1/1/31	350,000	404,264
Series 2017:
5% 1/1/29	460,000	546,227
5% 1/1/31	400,000	474,290
5% 1/1/33	475,000	562,205
5% 1/1/35	520,000	615,187
Ramsey County Gen. Oblig.:
Series 2020 A, 5% 2/1/24	1,090,000	1,195,621
Series 2021 A, 5% 2/1/30	590,000	772,935
Robbinsdale Independent School District 281 (MN SD Cr. Enhancement Prog.) Series 2019 B:
5% 2/1/29	1,010,000	1,243,072
5% 2/1/30	955,000	1,168,602
Rochester Elec. Util. Rev.:
Series 2013 B:
5% 12/1/26 (Pre-Refunded to 12/1/23 @ 100)	570,000	621,006
5% 12/1/27 (Pre-Refunded to 12/1/23 @ 100)	275,000	299,608
5% 12/1/28 (Pre-Refunded to 12/1/23 @ 100)	275,000	299,608
5% 12/1/43 (Pre-Refunded to 12/1/23 @ 100)	1,000,000	1,089,485
Series 2017 A:
5% 12/1/42	1,100,000	1,293,675
5% 12/1/47	1,000,000	1,167,248
Rochester Health Care Facilities Rev.:
(Olmsted Med. Ctr. Proj.) Series 2013:
5% 7/1/22 (Escrowed to Maturity)	350,000	358,085
5% 7/1/24 (Pre-Refunded to 7/1/23 @ 100)	300,000	320,536
5% 7/1/27 (Pre-Refunded to 7/1/23 @ 100)	345,000	368,617
5% 7/1/28 (Pre-Refunded to 7/1/23 @ 100)	225,000	240,402
Series 2012, 4% 11/15/41	1,205,000	1,219,922
Series 2016 B:
5% 11/15/31	3,225,000	4,391,229
5% 11/15/35	4,000,000	5,901,038
Series 2018, 4% 11/15/48	400,000	458,569
Roseville Independent School District Series 2021 A:
5% 4/1/27	850,000	1,036,309
5% 4/1/28	1,100,000	1,376,918
Roseville Independent School District #623:
(Minnesota Gen. Oblig.) Series 2018 A, 5% 2/1/31	5,050,000	6,057,252
(MN School District Cr. Enhancement Prog.) Series 2018 A:
5% 2/1/26	2,400,000	2,815,455
5% 2/1/29	5,180,000	6,235,026
Saint Cloud Health Care Rev.:
Series 2014 B, 5% 5/1/22	1,950,000	1,979,904
Series 2016 A:
5% 5/1/29	1,125,000	1,323,224
5% 5/1/30	1,000,000	1,174,802
5% 5/1/31	1,000,000	1,173,871
5% 5/1/46	5,000,000	5,800,092
Series 2019, 5% 5/1/48	6,000,000	7,342,934
Saint Paul Gen. Oblig. Series 2021 C, 4% 5/1/31	1,590,000	1,955,236
Saint Paul Port Auth. District Series 2021 1:
3% 10/1/26	100,000	109,053
3% 10/1/34	275,000	290,872
4% 10/1/28	500,000	573,499
4% 10/1/41	500,000	555,510
Saint Paul Sales Tax Rev. Series 2014 G:
5% 11/1/26	1,000,000	1,125,323
5% 11/1/28	1,000,000	1,122,318
Shakopee Health Care Facilities Rev. Series 2014:
5% 9/1/23	1,895,000	2,034,221
5% 9/1/24	1,000,000	1,114,714
5% 9/1/25	1,345,000	1,495,529
5% 9/1/26	1,575,000	1,746,466
5% 9/1/28	1,000,000	1,103,457
5% 9/1/34	1,065,000	1,172,903
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (c)(d)	3,000,000	3,216,385
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
(Cap. Appreciation) Series 1994 A, 0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,320,000	3,192,197
Series 2015 A:
5% 1/1/28	1,025,000	1,197,940
5% 1/1/34	1,695,000	1,966,452
5% 1/1/36	1,000,000	1,156,740
5% 1/1/41	1,045,000	1,199,943
Series 2019 A, 5% 1/1/34	1,230,000	1,552,929
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev.:
(Fairview Hsp & Hltcare Srv Sys. Proj.) Series 2017 A, 5% 11/15/47	7,395,000	8,823,136
Series 2015 A:
5% 7/1/29	5,000,000	5,724,957
5% 7/1/30	5,015,000	5,736,530
Series 2017 A:
5% 11/15/28	460,000	560,005
5% 11/15/30	650,000	789,409
5% 11/15/31	845,000	1,024,802
5% 11/15/33	3,410,000	4,128,933
5% 11/15/34	665,000	804,045
Univ. of Minnesota Gen. Oblig.:
Series 2016:
5% 4/1/37	2,125,000	2,484,505
5% 4/1/41	6,000,000	6,995,999
Series 2017 A:
5% 9/1/33	5,025,000	6,176,417
5% 9/1/37	3,880,000	4,744,734
Series 2017 B, 5% 12/1/32	2,000,000	2,480,195
Series 2019 A, 5% 4/1/44	5,000,000	6,243,032
Series 2020 A:
5% 11/1/31	1,070,000	1,417,289
5% 11/1/33	1,015,000	1,339,254
5% 11/1/45	6,050,000	7,798,304
Univ. of Minnesota Spl. Purp. Rev. (State Supported Biomedical Science Research Facilities Fdg. Prog.) Series 2021 A:
4% 8/1/24	2,370,000	2,588,119
5% 8/1/25	1,310,000	1,518,545
5% 8/1/26	1,815,000	2,172,127
Virginia Independent School District #706 Series 2019 A, 5% 2/1/31	5,000,000	6,154,936
Wayzata Sr Hsg. Rev. Series 2019:
5% 8/1/49	500,000	534,499
5% 8/1/54	1,000,000	1,066,417
West Saint Paul Independent School District #197 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A, 4% 2/1/41	2,400,000	2,735,410
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev.:
Series 2012 A:
5% 1/1/26	5,000,000	5,228,861
5% 1/1/27	2,150,000	2,247,531
5% 1/1/30	1,000,000	1,045,363
Series 2015 A, 5% 1/1/31	1,820,000	2,116,137
Series 2018 A, 5% 1/1/49	2,000,000	2,429,305
White Bear Lake Independent School District #624 Gen. Oblig. (MN SD Cr. Enhancement Prog.) Series 2020 A, 4% 2/1/29	3,980,000	4,693,162
Wright County Ctfs. of Prtn. Series 2019 A:
5% 12/1/30	1,115,000	1,428,528
5% 12/1/31	1,000,000	1,277,245

TOTAL MINNESOTA		678,124,455

Puerto Rico - 0.4%
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	1,225,000	1,487,055
Puerto Rico Indl., Tourist, Edl., Med. And Envir. Cont. Facilities Fing. Auth. Series 2021:
4% 7/1/36	105,000	121,345
4% 7/1/41	85,000	97,286
5% 7/1/27	325,000	389,480
5% 7/1/30	140,000	177,094
5% 7/1/32	340,000	435,001

TOTAL PUERTO RICO		2,707,261

TOTAL MUNICIPAL BONDS
(Cost $651,148,274)		683,681,704

Municipal Notes - 1.9%
Minnesota - 1.9%
Minneapolis Health Care Sys. Rev. (Fairview Health Svcs.):
Series 2018 B, 0.12% 1/7/22, LOC JPMorgan Chase Bank, VRDN (d)	1,800,000	$1,800,000
Series 2018 C, 0.08% 1/3/22, LOC Wells Fargo Bank NA, VRDN (d)	5,660,000	5,660,000
Minneapolis Rev. Series 1997 B, 0.11% 1/7/22 (Liquidity Facility Wells Fargo Bank NA), VRDN (d)	5,950,000	5,950,000
TOTAL MUNICIPAL NOTES
(Cost $13,410,000)		13,410,000
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $664,558,274)		697,091,704
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,978,720
NET ASSETS - 100%		$699,070,424

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,216,385 or 0.5% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$697,091,704	$--	$697,091,704	$--
Total Investments in Securities:	$697,091,704	$--	$697,091,704	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	40.2%
Health Care	21.4%
Education	14.5%
Electric Utilities	7.6%
Housing	6.1%
Transportation	6.0%
Others* (Individually Less Than 5%)	4.2%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $664,558,274)		$697,091,704
Cash		2,489,039
Receivable for fund shares sold		173,518
Interest receivable		8,444,268
Prepaid expenses		674
Other receivables		3,092
Total assets		708,202,295
Liabilities
Payable for investments purchased on a delayed delivery basis	$8,130,574
Payable for fund shares redeemed	331,947
Distributions payable	350,329
Accrued management fee	200,523
Other affiliated payables	71,374
Other payables and accrued expenses	47,124
Total liabilities		9,131,871
Net Assets		$699,070,424
Net Assets consist of:
Paid in capital		$665,892,284
Total accumulated earnings (loss)		33,178,140
Net Assets		$699,070,424
Net Asset Value, offering price and redemption price per share ($699,070,424 ÷ 58,211,120 shares)		$12.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$16,182,231
Expenses
Management fee	$2,379,030
Transfer agent fees	680,278
Accounting fees and expenses	158,422
Custodian fees and expenses	6,782
Independent trustees' fees and expenses	2,040
Registration fees	44,927
Audit	51,580
Legal	8,729
Miscellaneous	3,065
Total expenses before reductions	3,334,853
Expense reductions	(12,445)
Total expenses after reductions		3,322,408
Net investment income (loss)		12,859,823
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		2,226,424
Total net realized gain (loss)		2,226,424
Change in net unrealized appreciation (depreciation) on investment securities		(10,574,900)
Net gain (loss)		(8,348,476)
Net increase (decrease) in net assets resulting from operations		$4,511,347

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,859,823	$13,004,357
Net realized gain (loss)	2,226,424	1,390,520
Change in net unrealized appreciation (depreciation)	(10,574,900)	13,328,194
Net increase (decrease) in net assets resulting from operations	4,511,347	27,723,071
Distributions to shareholders	(14,402,199)	(14,422,669)
Share transactions
Proceeds from sales of shares	123,394,600	146,479,815
Reinvestment of distributions	9,630,543	9,641,896
Cost of shares redeemed	(97,551,678)	(89,688,575)
Net increase (decrease) in net assets resulting from share transactions	35,473,465	66,433,136
Total increase (decrease) in net assets	25,582,613	79,733,538
Net Assets
Beginning of period	673,487,811	593,754,273
End of period	$699,070,424	$673,487,811
Other Information
Shares
Sold	10,200,980	12,190,115
Issued in reinvestment of distributions	797,769	800,436
Redeemed	(8,073,881)	(7,553,635)
Net increase (decrease)	2,924,868	5,436,916

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Minnesota Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.18	$11.91	$11.41	$11.64	$11.42
Income from Investment Operations
Net investment income (loss)A	.227	.251	.280	.282	.285
Net realized and unrealized gain (loss)	(.143)	.296	.525	(.211)	.229
Total from investment operations	.084	.547	.805	.071	.514
Distributions from net investment income	(.222)	(.251)	(.280)	(.282)	(.285)
Distributions from net realized gain	(.032)	(.026)	(.025)	(.019)	(.009)
Total distributions	(.254)	(.277)	(.305)	(.301)	(.294)
Net asset value, end of period	$12.01	$12.18	$11.91	$11.41	$11.64
Total ReturnB	.70%	4.65%	7.12%	.65%	4.55%
Ratios to Average Net AssetsC
Expenses before reductions	.49%	.49%	.49%	.50%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.50%	.49%
Expenses net of all reductions	.48%	.49%	.49%	.49%	.49%
Net investment income (loss)	1.88%	2.09%	2.38%	2.48%	2.46%
Supplemental Data
Net assets, end of period (000 omitted)	$699,070	$673,488	$593,754	$523,096	$549,919
Portfolio turnover rate	7%	9%	9%	14%	11%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Minnesota Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Minnesota.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$33,375,755
Gross unrealized depreciation	(842,326)
Net unrealized appreciation (depreciation)	$32,533,429
Tax Cost	$664,558,275

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$404,197
Undistributed long-term capital gain	$240,515
Net unrealized appreciation (depreciation) on securities and other investments	$32,533,429

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Tax-exempt Income	12,553,166	13,004,290
Long-term Capital Gains	1,849,033	1,418,379
Total	$14,402,199	$ 14,422,669

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Minnesota Municipal Income Fund	90,781,589	46,896,233

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Minnesota Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Minnesota Municipal Income Fund	–	500,000	–

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Minnesota Municipal Income Fund	$1,233

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $6,294.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $6,151.

7. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Minnesota Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Minnesota Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Minnesota Municipal Income Fund	.48%
Actual		$1,000.00	$1,002.30	$2.42
Hypothetical-C		$1,000.00	$1,022.79	$2.45

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Minnesota Municipal Income Fund voted to pay on February 7th, 2022, to shareholders of record at the opening of business on February 4th, 2022, a distribution of $0.005 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $2,212,721, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2021, 100% of the fund's income dividends was free from federal income tax, and 1.64% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Minnesota Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

MNF-ANN-0322
1.539899.124

Item 2.

Code of Ethics

As of the end of the period, December 31, 2021, Fidelity Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Municipal Bond Fund, Fidelity Flex Conservative Income Municipal Bond Fund, Fidelity Flex Municipal Income Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund and Fidelity Pennsylvania Municipal Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$42,500	$3,800	$5,100	$1,600
Fidelity Flex Conservative Income Municipal Bond Fund	$44,100	$3,900	$5,100	$1,700
Fidelity Flex Municipal Income Fund	$44,100	$3,900	$5,100	$1,700
Fidelity Limited Term Municipal Income Fund	$49,600	$4,300	$5,100	$1,900
Fidelity Michigan Municipal Income Fund	$40,400	$3,600	$5,100	$1,600
Fidelity Minnesota Municipal Income Fund	$40,400	$3,600	$5,100	$1,600
Fidelity Municipal Income Fund	$50,800	$4,400	$5,100	$1,900
Fidelity Ohio Municipal Income Fund	$40,400	$3,600	$5,100	$1,600
Fidelity Pennsylvania Municipal Income Fund	$40,400	$3,600	$5,100	$1,600

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$43,100	$3,600	$5,100	$2,000
Fidelity Flex Conservative Income Municipal Bond Fund	$44,600	$3,800	$5,100	$2,100
Fidelity Flex Municipal Income Fund	$44,600	$3,800	$5,100	$2,100
Fidelity Limited Term Municipal Income Fund	$50,200	$4,200	$5,100	$2,300
Fidelity Michigan Municipal Income Fund	$40,900	$3,500	$5,100	$1,900
Fidelity Minnesota Municipal Income Fund	$40,900	$3,500	$5,100	$1,900
Fidelity Municipal Income Fund	$51,400	$4,300	$5,100	$2,300
Fidelity Ohio Municipal Income Fund	$40,900	$3,500	$5,100	$1,900
Fidelity Pennsylvania Municipal Income Fund	$40,900	$3,500	$5,100	$1,900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$8,522,600	$9,377,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2021A	December 31, 2020A
PwC	$14,215,300	$14,640,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2022